[GRAPHICS OMITTED - ACORN, COLUMN, MITER, HANDSHAKE]
     Galaxy Equity Funds

     Galaxy Funds

Annual Report
October 31, 2001


Galaxy Asset Allocation Fund

Galaxy Equity Income Fund

Galaxy Growth and Income Fund

Galaxy Strategic Equity Fund

Galaxy Equity Value Fund

Galaxy Large Cap Value Fund

Galaxy Equity Growth Fund

Galaxy Large Cap Growth Fund

Galaxy Growth Fund II

Galaxy Small Cap Value Fund

Galaxy Small Company Equity Fund

Galaxy International Equity Fund

Galaxy Pan Asia Fund



[GRAPHIC OMITTED - GALAXY FUNDS LOGO]

                           THE GALAXY FAMILY OF FUNDS
                                 Privacy Notice

      The Galaxy Family of Funds, comprised of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II, recognizes and respects the privacy concerns of our customers(1). We provide this notice to you so that you will be aware of the kinds of information we collect and the circumstances under which that information may be disclosed to third parties.

      We collect nonpublic personal information about you from the following sources:

      (bullet) Information received from you on account applications or other forms;
      (bullet) Information about your transactions with us, our affiliates, or others;
      (bullet) Information received from you in written, telephonic or electronic communications with us, our affiliates or others;
      (bullet) Information received from a consumer reporting agency; and (bullet) Information received from public sources, such as telephone numbers.

      We may disclose all of the information described above that we collect.

      We may disclose nonpublic personal information about you to the following types of third parties affiliated with The Galaxy Family of Funds:

      (bullet) Financial service providers, such as retail banking, mortgage banking, credit card, brokerage and insurance companies.

      You may prohibit the sharing of nonpublic personal information about you with such affiliated third parties. Simply mail a written request with your name, address and account number(s) to the following address, The Galaxy Funds, P.O. Box 6520, Providence, RI 02940-6520, or call the following toll-free number, 1-877-289-4252. If you make such a request, it will apply to all of your accounts. If you have a joint account, a request by one party will apply to the entire account.

      Your request will not impact existing relationships you may have with Fleet National Bank and its affiliates, such as a Galaxy IRA, Galaxy Access account or Fleet One account.

      We may also disclose nonpublic personal information about you to nonaffiliated third parties if you request or authorize such disclosure, if such disclosure is permitted by law (such as sharing information with companies who maintain or service customer accounts), or if such disclosure is made pursuant to a joint agreement with another company or another financial institution that provides marketing services on our behalf.

      If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

      We restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

      In the event that you hold shares of The Galaxy Family of Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

--------------------------------------------------------------------------------
(1) For purposes of this notice, the terms "customer" or "customers" include individuals who provide nonpublic personal information to The Galaxy Family of Funds, but do not invest in shares of the Funds.

--------------------------------------------------------------------------------
------- CHAIRMAN'S MESSAGE



        Dear Galaxy Equity Fund Shareholder:


            Enclosed is the annual report for the Galaxy Equity Funds for the fiscal year ended October 31, 2001. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. ("FIA") managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of October 31, 2001 appear at the end of the report.


            During the 12-month reporting period, new political uncertainties following the terrorist attacks of September 11 added to earlier investor concerns about weakness in the economy. Within two weeks of September 11, the Standard & Poor's[R] 500 Index (the "S&P[R] 500 Index") lost 13% of its value. By mid-October, however, the Index had fully recouped that loss. Stocks have behaved in similar fashion during other times of political turmoil - such as the start of the Korean War, the assassination of President Kennedy, and the Arab oil embargo of the 1970s. When you add in market downturns resulting from economic concerns, the story remains much the same. For the 13 market corrections of 10% or more since the Great Depression, the average recovery period was just 10 months. In every case, stocks then moved to new highs.


            Given the economic and political uncertainties that remain, the prices of stocks may be even more volatile in months to come. However, as discussed in the Market Overview, FIA believes there are many economic stimuli in place or on the horizon that could lead to significantly stronger growth in 2002 or 2003. If history is a guide, the sustained advance in stock prices that could result from such growth may start before it is fully clear that a recovery is underway. If you're investing to pursue longer term goals, it may make sense, therefore, to stick with your long-range portfolio strategy.


            Now, more than ever, portfolio diversification is essential - both by asset class and by sectors within those classes. Because it's difficult to identify the precise timing of a recovery, you may find it helpful to use the time-tested strategy of "dollar cost averaging" for your investments. Investing the same amount of money in a mutual fund at regular intervals can help you buy more shares when prices are low and fewer shares when prices are high. This may significantly enhance your returns over time. Of course, the use of dollar cost averaging does not assure a profit or protect you against a loss in declining markets. Also, because such plans involve continuous investments - regardless of fluctuating share prices - you should consider your financial ability to make purchases through periods of high and low prices.


            If you would like more information on any of the Galaxy Funds, or have questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-289-4252 or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

        Sincerely,


        /S/ DWIGHT E. VICKS, JR.


        Dwight E. Vicks, Jr.
        Chairman of the Board of Trustees


MUTUAL FUNDS:



o ARE NOT BANK DEPOSITS

o ARE NOT FDIC INSURED

o  ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK

o  ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS
   OF THE PRINCIPAL AMOUNT INVESTED

--------------------------------------------------------------------------------
------- MARKET OVERVIEW


        EQUITY MARKET OVERVIEW
        BY FLEET INVESTMENT ADVISORS INC.

            As the long-awaited economic slowdown took hold during the 12 months ended October 31, 2001, stock prices fell sharply in all market sectors. Burdened with a heavy weighting in technology stocks, whose valuations far exceeded the outlook for company earnings, the growth sector generally bore the brunt of the market decline. The substantially higher valuations of large-cap issues caused that sector to underperform as well. At the same time, concern that an economic slowdown in the U.S. would further weaken economies overseas caused a sell-off in stocks of foreign firms.
            For the 12 months ended October 31, 2001, the S&P[R] 500 Index, which represents large-cap growth stocks, had a total return of -24.89%. Over the same time, small-cap stocks represented by the Russell 2000 Index (the "Russell 2000") had a total return of -12.70%, mid-cap stocks represented by the Russell Mid-Cap Growth Index had a total return of -42.78%, and foreign stocks in the Morgan Stanley Europe, Australasia, Far East ("MSCI EAFE Index") had a total return of -26.14%. By maintaining a well-diversified mix of high quality investments that were generally less sensitive to economic changes, we helped the Galaxy Equity Funds earn competitive returns relative to their benchmarks for the 12-month reporting period.

        THE LONG-LIVED EXPANSION ENDS
            In the fourth quarter of 2000, when the reporting period began, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 1.90% - after a sluggish 1.30% rate in the third quarter of 2000. With both economic growth and corporate earnings slipping faster than expected, the Federal Reserve Board (the "Fed") signaled that it would soon begin to cut short-term interest rates.
            As bond prices rallied in response to the Fed's rate cuts, investors became concerned that rising energy prices and a weak Euro would further depress earnings. Stock prices continued the decline they had started in September of 2000, led by the technology sector and large-company growth stocks that had reached excessive valuations earlier in the year. Stock prices also fell abroad, due to concerns that slower U.S. growth would deepen existing weakness in local economies.
            U.S. growth remained sluggish in the first and second quarters of 2001, with GDP rates of 1.30% and 0.30%, respectively, and corporate earnings continued to ebb. In an effort to foster growth, the Fed cut short-term interest rates by a total of 275 basis points (2.75%) during this time. Although stock prices initially rallied on the hope that quick action by the Fed could prevent a recession, the market weakened from late January through March as signs of a slowdown mounted.
            Stock prices then rebounded from April through mid-May, led by a short-term rally in technology issues. Investors were cheered at this time by signs that the economy might be bottoming and by the Fed's commitment to cut interest rates as much as necessary to put the economy back on track. Lower energy prices and cuts in federal income taxes added further fuel to the rally. With ongoing disappointments in earnings, however, stock prices slid again from May through early September - despite another rate cut of 25 basis points in August. With the exception of a brief rally from late February into early April, foreign stock prices declined from January to August.
            Following the terrorist attacks on September 11, 2001, the U.S. stock markets remained closed for three trading days. As the markets prepared to re-open on September 17, the Fed cut interest rates another 50 basis points to build investor confidence. Although stock prices declined sharply for several days, the market rallied in the weeks that followed. With another rate cut of 50 basis points on October 2, and the expectation of further rate cuts, investors regained their hope that any economic downturn would be relatively brief. Building on a rally that started in late August, foreign stocks also advanced in this environment.

        CONTINUED FOCUS ON QUALITY
            While returns for stocks were negative across all market sectors for the 12-month reporting period, small-cap stocks significantly outperformed mid- and large-cap stocks, and value-oriented issues outpaced growth-oriented issues by a wide margin. Returns for foreign stocks were slightly lower (in both local currency and U.S. dollar terms) than returns for U.S. issues.
            During the period, the Galaxy Equity Funds benefited from a continued emphasis on broadly diversified portfolios of high quality investments with reasonable valuations. With technology stocks significantly overvalued before the reporting period



"WHILE RETURNS FOR STOCKS WERE NEGATIVE ACROSS ALL MARKET
SECTORS FOR THE 12-MONTH REPORTING PERIOD, SMALL-CAP STOCKS
SIGNIFICANTLY OUTPERFORMED MID- AND LARGE-CAP STOCKS, AND
VALUE-ORIENTED ISSUES OUTPACED GROWTH-ORIENTED ISSUES BY A
WIDE MARGIN."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        began, we reduced the Funds' weightings in this sector. That strategy helped to minimize the effect of the steep losses that technology stocks endured during the period. Of further benefit were increased weightings in energy stocks, which outperformed for the period, and in sectors that tend to be less sensitive to a weakening economy.
            Throughout the period, we looked for new investment opportunities. Toward the end of the period, we found many of these opportunities in technology stocks and sectors that could benefit from an economic recovery.

        MANY CATALYSTS FOR A RECOVERY
            Historical data show that stock investors tend to shrug off even major political crises relatively quickly. Recent activity indicates that the market has already absorbed most of the shock from the events of September 11, as well as the effects of a recession. Although GDP growth fell by an estimated 1.10% in the third quarter of 2001, and further disappointments in the economy and corporate profits may keep stock prices volatile in months to come, several catalysts are in place for an economic recovery and a market rebound.
            In addition to lower interest rates, taxes, and energy prices, stocks should benefit from an economic stimulus package before Congress that is expected to increase government spending and deepen the recent tax cuts. In the meantime, the Fed is likely to continue cutting interest rates until the economy shows clear signs of improvement. With such positive influences, we expect a healthy recovery in economic growth and corporate earnings over the next 12 to 24 months.
            Stock prices have historically rallied well in advance of an economic rebound and may now be nearing their bottom. Although valuations in some sectors remain high by historical standards, they are significantly more attractive than they were 12 months ago. As we continue to look for any new investment opportunities that the market's fluctuations might bring, we plan to give increasing attention to stocks that can benefit from a recovery. Overall, however, we plan to avoid significant overweightings or underweightings in individual industry sectors, focusing instead on high quality stocks with the best earnings potential and relative valuations.

"RECENT ACTIVITY INDICATES THAT THE MARKET HAS ALREADY
ABSORBED MOST OF THE SHOCK FROM THE EVENTS OF SEPTEMBER 11,
AS WELL AS THE EFFECTS OF A RECESSION."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PERFORMANCE AT-A-GLANCE



   AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES
                                                                                        10 YEARS/
   AS OF OCTOBER 31, 2001                                       1 YEAR       5 YEARS   LIFE OF FUND*
   -----------------------------------------------------------------------------------------------
   Asset Allocation Fund (INCEPTION DATE 12/30/91)              -14.94%        7.14%        8.93%
   -----------------------------------------------------------------------------------------------
   Equity Income Fund (INCEPTION DATE 12/14/90)                 -14.45         8.10        10.61
   -----------------------------------------------------------------------------------------------
   Growth and Income Fund (INCEPTION DATE 12/14/92)**           -15.12         8.90        11.44
   -----------------------------------------------------------------------------------------------
   Strategic Equity Fund (INCEPTION DATE 3/4/98)                 -0.43          N/A         5.44
   -----------------------------------------------------------------------------------------------
   Equity Value Fund (INCEPTION DATE 9/1/88)                     -9.91         9.94        12.33
   -----------------------------------------------------------------------------------------------
   Large Cap Value Fund (INCEPTION DATE 4/1/92)****             -25.49         7.66         9.96
   -----------------------------------------------------------------------------------------------
   Equity Growth Fund (INCEPTION DATE 12/14/90)                 -30.29        10.02        11.72
   -----------------------------------------------------------------------------------------------
   Large Cap Growth Fund (INCEPTION DATE 1/31/97)****           -41.84          N/A         6.27
   -----------------------------------------------------------------------------------------------
   Growth Fund II (INCEPTION DATE 3/28/96)***                   -30.79         9.33        10.74
   -----------------------------------------------------------------------------------------------
   Small Cap Value Fund (INCEPTION DATE 12/14/92)**              13.19        13.25        14.15
   -----------------------------------------------------------------------------------------------
   Small Company Equity Fund (INCEPTION DATE 12/30/91)          -16.63         3.51         9.66
   -----------------------------------------------------------------------------------------------
   International Equity Fund (INCEPTION DATE 12/30/91)          -33.00         2.76         5.53
   -----------------------------------------------------------------------------------------------
   Pan Asia Fund (INCEPTION DATE 9/1/00)                        -31.77          N/A       -31.46
   -----------------------------------------------------------------------------------------------

      * Return figures shown are average annual total returns for the 10 years ended October 31, 2001 for the Equity Income Fund, Equity Value Fund and Equity Growth Fund and for the period from inception through October 31, 2001 for each other Fund.
     ** The Galaxy Growth and Income Fund and Galaxy Small Cap Value Fund commenced operations as separate portfolios (the "Predecessor Shawmut Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold two series of shares. In connection with the reorganization, shareholders of the Predecessor Shawmut Funds exchanged their Trust Shares and Investment Shares for Trust Shares and Retail A Shares, respectively, of the Galaxy Growth and Income Fund and Galaxy Small Cap Value Fund. The total returns shown above for Trust Shares of the Galaxy Growth and Income Fund and Galaxy Small Cap Value Fund for the periods prior to December 4, 1995 represent the total returns for Trust Shares of the corresponding Predecessor Shawmut Funds.
    *** The Galaxy Growth Fund IIcommenced operations as a separate portfolio
        (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of The Galaxy Fund. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund and shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001,
        BKB Shares of the Fund converted into Retail A Shares of the Fund. The total returns shown above for Trust Shares of the Galaxy Growth Fund
        II for the periods prior to June 26, 2000 represent the total returns for the Predecessor Boston 1784 Fund.
   **** The Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund commenced operations as separate portfolios (the "Predecessor Pillar Funds") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Pillar Funds offered and sold three series of shares. In connection with the reorganization, shareholders of the Predecessor Pillar Funds exchanged their Class I Shares, Class A Shares and Class B Shares for Trust Shares, Retail A Shares and Retail B Shares, respectively, of the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund. The total returns shown above for Trust Shares of the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund for the periods prior to August 27, 2001 represent the total returns for Class I Shares of the corresponding Predecessor Pillar Funds.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PERFORMANCE AT-A-GLANCE (CONTINUED)

   AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

                                                                                            10 YEARS/
   AS OF OCTOBER 31, 2001                                       1 YEAR       5 YEARS   LIFE OF FUND******
   ------------------------------------------------------------------------------------------------------
   Asset Allocation Fund (INCEPTION DATE 12/30/91)              -20.07%        5.68%        8.11%
   ------------------------------------------------------------------------------------------------------
   Equity Income Fund (INCEPTION DATE 12/14/90)**               -19.66         6.39         9.61
   ------------------------------------------------------------------------------------------------------
   Growth and Income Fund (INCEPTION DATE 2/12/93)***           -20.33         7.32        10.60
   ------------------------------------------------------------------------------------------------------
   Strategic Equity Fund (INCEPTION DATE 3/4/98)                 -6.55          N/A         3.26
   ------------------------------------------------------------------------------------------------------
   Equity Value Fund (INCEPTION DATE 9/1/88)**                  -15.43         8.27        11.37
   ------------------------------------------------------------------------------------------------------
   Large Cap Value Fund (INCEPTION DATE 4/1/92)****             -29.96         6.08         8.99
   ------------------------------------------------------------------------------------------------------
   Equity Growth Fund (INCEPTION DATE 12/14/90)**               -34.56         8.30        10.74
   ------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund (INCEPTION DATE 2/3/97)****            -45.37          N/A         4.55
   ------------------------------------------------------------------------------------------------------
   Growth Fund II (INCEPTION DATE 6/26/00)                      -34.91          N/A       -22.54
   ------------------------------------------------------------------------------------------------------
   Small Cap Value Fund (INCEPTION DATE 2/12/93)***               6.18        11.44        13.28
   ------------------------------------------------------------------------------------------------------
   Small Company Equity Fund (INCEPTION DATE 12/30/91)          -21.81         1.84         8.63
   ------------------------------------------------------------------------------------------------------
   International Equity Fund (INCEPTION DATE 12/30/91)          -37.20         1.01         4.48
   ------------------------------------------------------------------------------------------------------
   Pan Asia Fund (INCEPTION DATE 9/1/00)                        -36.12          N/A       -35.21
   ------------------------------------------------------------------------------------------------------


   AVERAGE ANNUAL TOTAL RETURNS -- PRIME A SHARES*****



   AS OF OCTOBER 31, 2001                                       1 YEAR      5 YEARS   LIFE OF FUND
   -----------------------------------------------------------------------------------------------
   Asset Allocation Fund (INCEPTION DATE 11/1/98)               -19.73%        N/A         -1.02%
   -----------------------------------------------------------------------------------------------
   Growth and Income Fund (INCEPTION DATE 11/1/98)              -20.02         N/A          0.12
   -----------------------------------------------------------------------------------------------
   Equity Growth Fund (INCEPTION DATE 11/1/98)                  -34.26         N/A         -0.32
   -----------------------------------------------------------------------------------------------
   Small Cap Value Fund (INCEPTION DATE 11/1/98)                  6.69         N/A         11.33
   -----------------------------------------------------------------------------------------------
   International Equity Fund (INCEPTION DATE 11/1/98)           -37.06         N/A         -6.95
   -----------------------------------------------------------------------------------------------
   Pan Asia Fund (INCEPTION DATE 9/22/00)                       -35.83         N/A        -34.03
   -----------------------------------------------------------------------------------------------

        * Return figures have been restated to include the effect of the maximum 5.75% front-end sales charge which became effective on January 1, 2001.
       ** Retail A Shares of the Equity Value Fund and Equity Growth Fund were first issued during the fiscal year ended October 31, 1991 and Retail A Shares of the Equity Income Fund were first issued during the fiscal year ended October 31, 1992. The total returns for prior periods represent the total returns for Trust Shares of the Funds. Prior to November 1, 1993, the total returns for Retail A Shares and Trust Shares of the Funds were the same because each series of shares had the same expenses.
      *** The Galaxy Growth and Income Fund and Galaxy Small Cap Value Fund commenced operations as separate portfolios (the "Predecessor Shawmut Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold two series of shares. In connection with the reorganization, shareholders of the Predecessor Shawmut Funds exchanged their Trust Shares and Investment Shares for Trust Shares and Retail A Shares, respectively, of the Galaxy Growth and Income Fund and Galaxy Small Cap Value Fund. The total returns shown above for Retail A Shares of the Galaxy Growth and Income Fund and Galaxy Small Cap Value Fund for the periods prior to December 4, 1995 represent the total returns for Investment Shares of the corresponding Predecessor Shawmut Funds.
     **** The Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund commenced operations as separate portfolios (the "Predecessor Pillar Funds") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Pillar Funds offered and sold three series of shares. In connection with the reorganization, shareholders of the Predecessor Pillar Funds exchanged their Class I Shares, Class A Shares and Class B Shares for Trust Shares, Retail A Shares and Retail B Shares, respectively, of the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund. The total returns shown above for Retail A Shares of the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund for the periods prior to August 27, 2001 represent the total returns for Class A Shares of the corresponding Predecessor Pillar Funds.
    ***** Return figures include the effect of the maximum 5.50% front-end sales charge.
   ****** Return figures shown are average annual total returns for the 10 years ended October 31, 2001 for the Equity Income Fund, Equity Value Fund and Equity Growth Fund and for the period from inception through October 31, 2001 for each other Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  PERFORMANCE AT-A-GLANCE (CONTINUED)

AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES**

                                            1 YEAR         1 YEAR          5 YEAR         5 YEAR      LIFE OF FUND   LIFE OF FUND
                                        RETURNS BEFORE  RETURNS AFTER  RETURNS BEFORE  RETURNS AFTER RETURNS BEFORE  RETURNS AFTER
                                          CONTINGENT     CONTINGENT      CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                                           DEFERRED       DEFERRED        DEFERRED       DEFERRED       DEFERRED       DEFERRED
                                         SALES CHARGE   SALES CHARGE    SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE
AS OF OCTOBER 31, 2001                     DEDUCTED       DEDUCTED*       DEDUCTED       DEDUCTED*      DEDUCTED       DEDUCTED*
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 3/4/96)                       -15.72%        -19.70%          6.21%          5.73%          6.86%           6.60%
----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
(INCEPTION DATE 11/1/98)                      -15.43         -19.06           N/A            N/A           -0.12           -1.00
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 3/4/96)                       -16.11         -19.96           7.80           7.40           8.12            7.88
----------------------------------------------------------------------------------------------------------------------------------
Strategic Equity Fund
(INCEPTION DATE 3/4/98)                        -1.71          -6.46           N/A            N/A            4.35            3.37
----------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund
(INCEPTION DATE 3/4/96)                       -11.00         -14.61           8.76           8.44           9.32            9.13
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund
(INCEPTION DATE 5/12/97)***                   -26.25         -29.76           N/A            N/A            3.92            3.43
----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund
(INCEPTION DATE 3/4/96)                       -31.16         -34.17           8.79           8.39           9.19            8.96
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund
(INCEPTION DATE 5/21/97)***                   -42.47         -45.07           N/A            N/A            4.63            4.23
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund II
(INCEPTION DATE 6/26/00)                      -31.46         -34.53           N/A            N/A          -19.58          -21.73
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
(INCEPTION DATE 11/1/98)                       11.73           6.87           N/A            N/A           12.35           11.28
----------------------------------------------------------------------------------------------------------------------------------
Small Company Equity Fund
(INCEPTION DATE 3/4/96)                       -17.66         -21.05           2.37           1.97           4.70            4.46
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
(INCEPTION DATE 11/1/98)                      -33.95         -36.81           N/A            N/A           -6.05           -7.05
----------------------------------------------------------------------------------------------------------------------------------
Pan Asia Fund
(INCEPTION DATE 9/1/00)                       -32.69         -36.02           N/A            N/A          -32.38          -34.69
----------------------------------------------------------------------------------------------------------------------------------

        *  As if shares were redeemed at end of period.
       ** Return figures after deduction of contingent deferred sales charges for the periods prior to January 1, 2001 have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares purchased on or after January 1, 2001 and redeemed within seven years of purchase. Retail B Shares purchased on or after January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and
           1.00% for redemptions made during the second through seventh years, respectively, and (ii) automatically convert to Retail A Shares after eight years. Retail B Shares purchased prior to January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year of purchase, decreasing to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and (ii) automatically convert to Retail A Shares after six years. Retail B Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth Fund II and Galaxy International Equity Fund issued in connection with The Pillar Funds reorganization ("Pillar Retail B Shares") (i) are subject to a 5.50% contingent deferred sales charge if shares are redeemed within the first year after purchasing the Pillar Fund Class B Shares held prior to the reorganization, decreasing to 5.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and (ii) automatically convert to Retail A Shares eight years after purchasing the Pillar Fund Class B Shares held prior to the reorganization. The average annual total returns for Retail B Shares purchased prior to January 1, 2001 and for Pillar Retail B Shares may be different than those shown above.
       *** The Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund commenced operations as separate portfolios (the "Predecessor Pillar Funds") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Pillar Funds offered and sold three series of shares. In connection with the reorganization, shareholders of the Predecessor Pillar Funds exchanged their Class I Shares, Class A Shares and Class B Shares for Trust Shares, Retail A Shares and Retail B Shares, respectively, of the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund. The total returns shown above for Retail B Shares of the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund for the periods prior to August 27, 2001 represent the total returns for Class B Shares of the corresponding Predecessor Pillar Funds.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   PERFORMANCE AT-A-GLANCE (CONTINUED)


AVERAGE ANNUAL TOTAL RETURNS -- PRIME B SHARES**


                                1 YEAR           1 YEAR            5 YEAR            5 YEAR        LIFE OF FUND     LIFE OF FUND
                             RETURN BEFORE    RETURN AFTER      RETURN BEFORE     RETURN AFTER     RETURN BEFORE    RETURN AFTER
                              CONTINGENT       CONTINGENT        CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT
                            DEFERRED SALES   DEFERRED SALES    DEFERRED SALES    DEFERRED SALES   DEFERRED SALES   DEFERRED SALES
AS OF OCTOBER 31, 2001      CHARGE DEDUCTED CHARGE DEDUCTED*   CHARGE DEDUCTED  CHARGE DEDUCTED*  CHARGE DEDUCTED CHARGE DEDUCTED*
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 11/1/98)          -15.68%          -19.66%           N/A              N/A                 0.12%            -0.76%
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 11/1/98)          -15.95           -19.81            N/A              N/A                 1.26              0.43
----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund
(INCEPTION DATE 11/1/98)          -31.00           -34.03            N/A              N/A                 0.92              0.14
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
(INCEPTION DATE 11/1/98)           11.91             7.04            N/A              N/A                12.57             11.78
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
(INCEPTION DATE 11/1/98)          -33.72           -36.59            N/A              N/A                -5.79             -6.54
----------------------------------------------------------------------------------------------------------------------------------
Pan Asia Fund
(INCEPTION DATE 9/22/00)          -32.76           -36.09            N/A              N/A               -31.26            -34.33
----------------------------------------------------------------------------------------------------------------------------------

  *  As if shares were redeemed at end of period.
 ** Prime B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Prime B Shares automatically convert to Prime A Shares after eight years.




PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE INVESTMENT ADVISOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

--------------------------------------------------------------------------------
----- PORTFOLIO REVIEWS

[PHOTO OF DON JONES OMITTED.]

DON JONES HAS MANAGED THE EQUITY PORTION OF THE GALAXY ASSET ALLOCATION FUND SINCE MAY OF 1995. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1977.

[PHOTO OF DAVID LINDSAY OMITTED.]

DAVID LINDSAY HAS MANAGED THE FIXED INCOME PORTION OF THE GALAXY ASSET ALLOCATION FUND SINCE JANUARY OF 1997. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1986.


        GALAXY ASSET ALLOCATION FUND

        BY DON JONES AND DAVID LINDSAY
        PORTFOLIO MANAGERS
            As bond prices rallied in the 12 months ended October 31, 2001, the Galaxy Asset Allocation Fund continued to benefit from its sizable position in fixed income issues. Of further benefit was a well-diversified stock portfolio that focused on issues with strong credit quality.
            For the 12 months ended October 31, 2001, Trust Shares of the Galaxy Asset Allocation Fund had a total return of -14.94%. For the same period, the Fund's Retail A Shares had a total return of -15.18% before deducting the maximum 5.75% front-end sales charge, and its Retail B Shares had a total return of -15.72% before deducting the maximum 5.00% contingent deferred sales charge. During the period, Prime A Shares of the Fund had a total return of -15.08% before deducting the maximum 5.50% front-end sales charge, and Prime B Shares of the Fund had a total return of -15.68% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 5 for total returns after deducting the applicable front-end sales charge and the charts on pages 6 and 7 for total returns after deducting the applicable contingent deferred sales charge.)
            These results compare with an average total return of -12.39% for the flexible portfolio funds tracked by Lipper, Inc. ("Lipper"). During the same time, the S&P[R] 500 Index, which tracks the performance of stocks only, had a total return of -24.89%.

        FOCUS ON QUALITY, DIVERSIFICATION
            When the reporting period started on November 1, 2000, we were taking profits in better-performing technology stocks as we had done since the second quarter of the year. These trades helped the Fund weather the substantial weakness that technology issues faced in November and December of 2000. We further enhanced total returns at this time with overweightings (versus the Fund's benchmarks) in the better-performing drug, biotech, energy, and financial sectors.
            When the market's decline spread beyond technology stocks in the first months of 2001, we moved from a somewhat overweighted technology position to a neutral weighting in this sector. We also traded certain drug issues and stocks of firms from economically sensitive sectors for energy stocks, which continued to outperform. Overweightings in the financial and drug sectors also improved total returns.
            We maintained these strategies from May to September of 2001. Toward the end of the reporting period, when stock prices had become more attractive, we traded issues of oil exploration, telecommunications, and fiber optics firms for issues of large-cap equipment manufacturers in the technology sector and stocks of defense, food, beverage, financial, and diversified manufacturing firms.
            Throughout the reporting period, we maintained a 40% weighting in fixed income securities. In the first part of the period, as investors became concerned that a weakening economy would reduce the credit quality of bond issuers, we shifted assets from corporate bonds into government securities. Now that a recovery seems closer, we have started to trade government issues for high quality corporate securities.

        TRADING BONDS FOR STOCKS
            As an improving economic outlook helps to stabilize interest rates, we expect to reduce the Fund's bond allocation in favor of stocks. As we look for new equity investments, we will continue to favor issues that are undervalued versus their sectors. While economic uncertainties remain, we plan to stay overweighted in the economically defensive consumer staples sector. We also expect to remain overweighted in energy production and exploration companies, as well as in technology firms. Once it is clear that a recovery is on the horizon, we plan to add issues from "cyclical" sectors that can make the most of a stronger economy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   PORTFOLIO REVIEWS

GALAXY ASSET ALLOCATION FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

MUNICIPAL SECURITY, PREFERRED STOCK & NET OTHER ASSETS AND LIABILITIES 1% FOREIGN BONDS 3%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES 4%
COMMERCIAL PAPER 5%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS 17%
CORPORATE NOTES AND BONDS 18%
COMMON STOCKS 52%


[MOUNTAIN CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

   GALAXY ASSET ALLOCATION FUND

   GROWTH OF $10,000 INVESTMENT*

                   S&P[R]500         TRUST           RETAIL A         RETAIL        PRIME          PRIME
                    INDEX            SHARES          SHARES           B SHARES      A SHARES       B SHARES
                   ---------         -------         ---------        --------      --------       --------
  12/30/91          $10,000          $10,000           $9,425
  10/31/92          $10,295          $10,285           $9,694
  10/31/93          $11,830          $11,558          $10,894
  10/31/94          $12,284          $11,335          $10,674
  10/31/95          $15,528          $14,019          $13,173         $10,000
  10/31/96          $19,270          $16,429          $15,403         $10,271
  10/31/97          $25,458          $19,785          $18,519         $12,454
  10/31/98          $31,186          $22,564          $21,083         $14,144         $9,450        $10,000
  10/31/99          $38,978          $24,736          $23,093         $15,418        $10,366        $10,391
10/31/2000          $41,348          $27,261          $25,398         $16,973        $11,419        $11,503
10/31/2001          $31,057          $23,189          $21,543         $14,358         $9,697         $9,773


      * SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A SHARES AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SIXTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR PRIME B SHARES REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 AND FOR PILLAR RETAIL B SHARES MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE S&P[R] 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[PHOTO OF ED KLISIEWICZ OMITTED.[

ED KLISIEWICZ HAS BEEN PORTFOLIO MANAGER OF THE GALAXY EQUITY INCOME FUND SINCE ITS INCEPTION IN DECEMBER OF 1990. HE HAS MANAGED PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1970.

        GALAXY EQUITY INCOME FUND

        BY ED KLISIEWICZ
        PORTFOLIO MANAGER
            At a time when stock investors sought greater price stability, and bond yields were in decline, stocks with strong dividends like those we emphasize in the Galaxy Equity Income Fund generally outperformed. The Fund also benefited in this environment from a continued focus on high quality stocks from better-performing industry sectors.
            For the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -14.45%. Over the same time, Retail A Shares of the Fund had a total return of -14.78% before deducting the maximum 5.75% front-end sales charge and Retail B Shares of the Fund had a total return of -15.43% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 5 for total returns after deducting the front-end sales charge and the chart on page 6 for total returns after deducting the contingent deferred sales charge.) Those returns compare to an average total return of -10.80% for the equity income funds tracked by Lipper. Over the same time, the S&P[R] 500 Index had a total return of -24.89%.

        FOCUS ON STOCKS WITH LESS ECONOMIC SENSITIVITY
            As stock prices weakened in the final months of 2000, the Fund enjoyed strong total returns from overweighted positions in energy, finance, and consumer staples stocks. Solid results from holdings in the drug and basic industries groups, along with an underweighting in the badly battered technology sector, further enhanced total returns and helped offset disappointing returns from technology stocks that the Fund did hold. With investors increasingly concerned about a weakened economy, we emphasized utility and consumer staples stocks and other sectors with less economic sensitivity.
            The Fund's energy and financial holdings further enhanced total returns during the first quarter of 2001, along with an overweighted position in utility issues and positive contributions from stocks of consumer staples, retail, and basic materials firms. The Fund continued to benefit from an underweighting in technology stocks - while enjoying an outperformance by selected technology positions. When interest rates fell further in the second quarter, the Fund's financial and utility stocks again outperformed, as hope for a quick economic recovery benefited holdings in capital goods firms. Using profits from the capital goods sector, we made selective purchases of office equipment, electronic data, semi-conductor, and financial issues at this time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   PORTFOLIO REVIEWS


            Stocks of electric and gas utilities continued to boost returns in the second and third quarters of 2001, along with financial issues and the economically defensive consumer staples area. The Fund's broadly diversified portfolio also proved helpful, with an outperformance by many individual issues. At this point, we increased the Fund's exposure to consumer staples stocks, focusing on health care issues, and established positions in several broad-based firms that we felt were particularly attractive. To pay for these purchases, we further reduced the Fund's technology weighting and trimmed positions of basic industries firms.

        HIGHER DIVIDEND STOCKS COULD STAY IN FAVOR
            When the reporting period closed, the Fund was underweighted in technology and cyclical issues and overweighted in stocks of financial, utility, and energy firms. We believe that this positions the Fund correctly for the economic uncertainties that remain. Once it appears that a recovery is on the way, we may increase investments in sectors with greater economic sensitivity.
            In the meantime, we expect higher dividend stocks to remain in favor with investors. With bond yields near historic lows and signs that the Fed could cut interest rates again, higher dividend stocks offer an attractive income stream.

GALAXY EQUITY INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001


[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

U.S. GOVERNMENT OBLIGATION, REPURCHASE AGREEMENT & NET OTHER ASSETS
   AND LIABILITIES 3%
BASIC MATERIALS 3%
INDUSTRIAL 7%
COMMUNICATIONS 7%
UTILITIES 7%
CONSUMER CYCLICAL 8%
ENERGY 12%
TECHNOLOGY 14%
CONSUMER STAPLES 19%
FINANCE 20%





GALAXY EQUITY INCOME FUND

GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  S&P[R]
                  500            TRUST          RETAIL         RETAIL
                  INDEX          SHARES         A SHARES       B SHARES
                  -------        -------        --------       --------
  12/14/90        $10,000        $10,000         $9,425
  10/31/91        $12,358        $11,561        $10,896
  10/31/92        $13,589        $12,683        $11,954
  10/31/93        $15,615        $14,186        $13,371
  10/31/94        $16,215        $14,615        $13,764
  10/31/95        $20,497        $17,948        $16,823
  10/31/96        $25,437        $21,475        $20,021
  10/31/97        $33,605        $26,585        $24,681
  10/31/98        $41,166        $30,751        $28,441         $10,000
  10/31/99        $52,243        $34,010        $31,325         $10,444
10/31/2000        $55,419        $37,049        $33,973         $11,422
10/31/2001        $41,625        $31,693        $28,952          $9,702

      * SINCE INCEPTION ON 12/14/90 FOR RETAIL A AND TRUST SHARES. SINCE INCEPTION ON 11/1/98 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 AND FOR PILLAR RETAIL B SHARES MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE S&P[R] 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


[PHOTO OF GREG MILLER OMITTED.]

GREG MILLER HAS MANAGED THE GALAXY GROWTH AND INCOME FUND SINCE JULY OF 1998. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1988.

        GALAXY GROWTH AND INCOME FUND

        BY GREG MILLER
        PORTFOLIO MANAGER
            As investors shifted from growth-oriented stocks into value-oriented issues during the year ended October 31, 2001, the Galaxy Growth and Income Fund benefited from its usual emphasis on stocks whose prices are particularly attractive versus the earnings potential of their firms. This strategy proved especially helpful in an underweighting of the overvalued technology sector, which led the market decline of the past year.
            For the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -15.12%. Over the same time, the Fund's Retail A Shares had a total return of -15.46% before deducting the maximum 5.75% front-end sales charge and its Retail B Shares had a total return of -16.11% before deducting the maximum 5.00% contingent deferred sales charge. During the period, Prime A Shares of the Fund had a total return of -15.34% before deducting the maximum 5.50% front-end sales charge and its Prime B Shares had a total return of -15.95% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 5 for total returns after deducting the applicable front-end sales charge and the charts on pages 6 and 7 for total returns after deducting the applicable contingent deferred sales charge.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   PORTFOLIO REVIEWS

            Over the same 12-month reporting period, the S&P[R] 500 Index had a total return of -24.89% and the large-cap core funds tracked by Lipper had an average total return of -26.02%.

        CONTRIBUTIONS FROM MANY SECTORS
            Long before the reporting period began, we underweighted technology stocks versus the Fund's benchmark due to their historically high valuations. This enhanced the Fund's total returns throughout the reporting period, as investors abandoned technology stocks for more reasonably priced issues. For much of the reporting period, the Fund also benefited from good selection in the technology area, as well as in issues of financial, consumer cyclical, and capital goods firms. Finding good value in health care stocks, we overweighted the Fund's portfolio in this sector, with special emphasis on issues of pharmaceutical firms. This overweighting, along with strong selection of individual stocks, further improved total returns.
            During the reporting period, we used profits from health care holdings and other investments that had outperformed to make selected additions of technology and financial stocks whose prices had become particularly attractive. As market volatility increased after the terrorist attacks of September 11, we added to positions in the insurance and aerospace sectors that became more attractive.

        VALUE LIKELY TO REMAIN IN FAVOR
            At the end of the reporting period, the Fund was underweighted in non-health consumer staples stocks and overweighted in the health care, capital goods, and energy sectors. With greater economic uncertainty, we have postponed a planned shift from defensive sectors into issues with greater economic sensitivity. We could resume this strategy in the months to come, however, if a recovery begins to take shape.
            Although the gap between growth- and value-oriented investments has closed significantly in the past year, we expect further economic uncertainty to keep value stocks in favor. In this environment, our focus on stocks with attractive prices should further benefit the Fund's total returns.

        GALAXY GROWTH AND INCOME FUND

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

OTHER COMMON STOCKS & NET OTHER ASSETS AND LIABILITIES 4%
BASIC MATERIALS 6%
CONSUMER CYCLICAL 7%
COMMUNICATIONS 9%
ENERGY 10%
INDUSTRIAL 10%
TECHNOLOGY 12%
FINANCE 18%
CONSUMER STAPLES 24%

GALAXY GROWTH AND INCOME FUND
GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  S&P[R]
                  500           TRUST         RETAIL         RETAIL         PRIME         PRIME
                  INDEX         SHARES        A SHARES       B SHARES      A SHARES      B SHARES
                  -------       -------       --------       --------      --------      --------
  12/14/92        $10,000       $10,000        $9,425
  10/31/93        $10,890       $10,880       $10,240
  10/31/94        $11,548       $11,908       $11,173
  10/31/95        $14,601       $14,147       $13,242        $10,000
  10/31/96        $18,120       $17,085       $15,924        $10,183
  10/31/97        $23,938       $22,284       $20,718        $13,393
  10/31/98        $29,324       $24,535       $22,774        $14,647        $ 9,450       $10,000
  10/31/99        $36,669       $28,180       $26,089        $16,712        $10,847       $10,898
10/31/2000        $38,898       $30,822       $28,452        $18,241        $11,853       $11,953
10/31/2001        $29,215       $26,163       $24,053        $15,362        $10,035       $10,128

 * SINCE INCEPTION ON 12/14/92 FOR TRUST SHARES AND 2/12/93 FOR RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A SHARES AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SIXTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR PRIME B SHARES REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE S&P[R] 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

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PORTFOLIO REVIEWS

[PHOTO OF SCOTT DAVIS OMITTED.]

SCOTT DAVIS HAS MANAGED THE GALAXY STRATEGIC EQUITY FUND SINCE NOVEMBER OF 2001. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1985.

        GALAXY STRATEGIC EQUITY FUND

        BY SCOTT DAVIS
        PORTFOLIO MANAGER
            Over the 12 months ended October 31, 2001, the value discipline we use in choosing stocks for the Galaxy Strategic Equity Fund has preserved capital in a difficult market environment. While recognizing the significant near-term uncertainty facing investors -- which increased after the terrorist attacks of September 11 and dashed hope of an economic recovery by the end of 2001 -- we remained confident in the resilience of the financial markets and the economy. We thus took advantage of the many investment opportunities that arose during the reporting period. As a result, the Fund performed well against its market benchmarks.
            For the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -0.43%. For the same period, Retail A Shares of the Fund had a total return of -0.83% before deducting the maximum 5.75% front-end sales charge and its Retail B Shares had a total return of -1.71% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 5 for total returns after deducting the front-end sales charge and the chart on page 6 for total returns after deducting the contingent deferred sales charge.)
            Over the same time, the multi-cap value funds tracked by Lipper had an average total return of -9.48% and the S&P[R] 500 Index had a total return of -24.89%.

        OPPORTUNITY IN MARKET FLUCTUATIONS
            As investors refocused their attention on company valuations and other investment basics in the first half of the reporting period, Fund returns benefited from our ongoing concentration in stocks with sound fundamentals and the potential for above-average performance. Of particular benefit was an emphasis on reasonably valued mid-cap stocks at a time when investors were diversifying their holdings away from a narrow group of highly priced large-cap stocks. An overweighting in consumer cyclical stocks further enhanced returns as aggressive cuts in interest rates by the Fed raised hope for a quick economic recovery. During this time, we took advantage of attractive prices that became available in top-tier firms and the technology sector.
            We reduced investments in retail firms during the summer of 2001, feeling that valuations had fully discounted the continued strength in consumer spending as growth slowed. After the terrorist attacks of September 11 caused significant price declines in certain sectors, we took advantage of relative value discrepancies that arose and moved from a defensive to an offensive investment strategy. With the proceeds from sales of consumer staples stocks, we increased investments in the insurance sector. We believe insurance stocks should perform well in months to come, as the catastrophic losses at the World Trade Center have increased the demand for commercial insurance and reinsurance and improved insurance pricing. We also added investments in technology firms when panic selling improved company valuations, as well as health care stocks, which offer both reasonable valuations and the potential for steady earnings growth. Although additions of energy stocks hindered performance through September, we believe that current valuations discount the recent drop in energy prices. We expect the sector to provide useful leverage in an economic recovery.

        POSITIONED FOR A REBOUND
            Of the eight recessions since 1949, none has lasted more than three calendar quarters and most have lasted two calendar quarters. With one exception, stock prices (represented by the S&P[R] 500 Index) have improved by 14% or more 12 months after the quarter in which these recessions began. Given this record, we believe investors are wise to focus on valuation, normalized earnings power, and longer-term fundamentals rather than near-term market fluctuations. Aggressive action by the Fed, combined with attractive equity valuations, indicate good return potential following the current economic downturn. By continuing to make the most of investment opportunities that near-term price volatility may bring, we believe the Fund is well positioned to capture good relative returns.

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   PORTFOLIO REVIEWS

        GALAXY STRATEGIC EQUITY FUND

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

BASIC MATERIALS 3%
INDUSTRIAL 7%
COMMUNICATIONS 9%
OTHER COMMON STOCK, REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES 11% CONSUMER CYCLICAL 12%
ENERGY 13%
CONSUMER STAPLES 14%
FINANCE 15%
TECHNOLOGY 16%


GALAXY STRATEGIC EQUITY FUND
GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               S&P[R]        TRUST         RETAIL           RETAIL
               500 INDEX     SHARES       A SHARES         B SHARES
               ---------    -------       --------         -------
   3/4/98      $10,000      $10,000        $9,425          $10,000
   4/30/98     $10,619      $10,201        $9,585           $9,701
  10/31/98     $10,577       $9,667        $9,071           $9,157
   4/30/99     $12,937      $11,422       $10,699          $10,926
  10/31/99     $13,291      $10,019        $9,366           $9,486
 4/30/2000     $14,245      $11,305       $10,548          $10,709
10/31/2000     $14,099      $12,192       $11,341          $11,489
10/31/2001     $10,590      $12,139       $11,247          $11,290

*SINCE INCEPTION ON 3/4/98 FOR TRUST, RETAIL A AND RETAIL B SHARES. PERFORMANCE
 FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE FOURTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE S&P[R] 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[PHOTO OF G. JAY EVANS OMITTED.]

G. JAY EVANS HAS MANAGED THE GALAXY EQUITY VALUE FUND SINCE APRIL OF 1993. HE HAS MANAGED VALUE-ORIENTED PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1978.

        GALAXY EQUITY VALUE FUND

        BY G. JAY EVANS, CFA
        PORTFOLIO MANAGER
            The economic slowdown and stock market tumble of the 12 months ended October 31, 2001 was the direct result of the tight money policy followed by the Fed until the beginning of 2001. This policy - combined with high energy prices, strength in the dollar, and the tragic events of September 11th - caused the extreme valuations of many growth, technology, and communications stocks to collapse. As the market declined and interest rates moved lower, value-oriented portfolios, especially those with exposure to economic recovery, produced strong relative performance.
            For the 12 months ended October 31, 2001, Trust Shares of the Galaxy Equity Value Fund had a total return of -9.91%, its Retail A Shares had a total return of -10.27% before deducting the maximum 5.75% front-end sales charge, and its Retail B Shares had a total return of -11.00% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 5 for total returns after deducting the front-end sales charge and the chart on page 6 for total returns after deducting the contingent deferred sales charge.) Over the same time, the multi-cap value funds tracked by Lipper had an average total return of -9.48% and the S&P[R] 500 Index had a total return of -24.89%.

        CONSUMER CYCLICAL AND FINANCIAL STOCKS AID RETURNS
            The Fund's sizable position in consumer cyclicals posted a positive return for the full reporting period, in contrast to the negative returns for most market benchmarks. After underperforming in 2000, as the Fed raised interest rates to slow the economy, consumer cyclical stocks recovered from oversold levels as prospects for recovery improved in 2001, along with many basic material and industrial cyclical issues. The Fund was also helped during the reporting period as lower interest rates increased the profit margins of its bank and consumer loan holdings. Of further benefit as stock prices declined was the Fund's good selectivity and underweighting in the technology and communications sectors.

        STRONG POTENTIAL REMAINS FOR VALUE SECTOR
            Faced with an economic slowdown, the Fed lowered short-term interest rates sharply in 2001. Cuts in oil prices, taxes, and inventories, along with increases in government spending, have boosted the chance for a recovery in 2002. Although value-oriented stocks outperformed growth stocks over the reporting period, value investments have yet to deliver the strong positive returns that typically accompany periods of economic recovery. Looking ahead, we believe that the Fund is well positioned in many econom-

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   PORTFOLIO REVIEWS

        ically sensitive stocks to take advantage of their low valuations and the likelihood of a liquidity-driven expansion.
            As the current value cycle progresses, the Fund will be supported by a strong research effort focused on finding overlooked, undervalued companies that are experiencing improvements in their levels of profitability. This effort will be helped by a sophisticated valuation system designed to identify underpriced issues that are likely to perform well as the market and economy recover.

        GALAXY EQUITY VALUE FUND

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

BASIC MATERIALS 2%
COMMUNICATIONS 3%
REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES 4%
UTILITIES 6%
ENERGY 7%
INDUSTRIAL 11%
FINANCE 14%
TECHNOLOGY 15%
CONSUMER CYCLICAL 17%
CONSUMER STAPLES 21%


GALAXY EQUITY VALUE FUND
GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                S&P[R] 500         TRUST           RETAIL          RETAIL
                  INDEX            SHARES         A SHARES        B SHARES
                ----------        -------         --------        --------
    9/1/88       $10,000          $10,000           $9,425
  10/31/88       $10,731          $10,410           $9,812
  10/31/89       $13,552          $11,887          $11,023
  10/31/90       $12,537          $10,766          $10,147
  10/31/91       $16,737          $14,045          $13,237
  10/31/92       $18,404          $14,839          $13,986
  10/31/93       $21,148          $17,982          $16,949
  10/31/94       $21,960          $18,889          $17,791
  10/31/95       $27,760          $22,915          $21,493          $10,000
  10/31/96       $34,450          $27,968          $26,111          $10,380
  10/31/97       $45,512          $36,321          $33,809          $13,592
  10/31/98       $55,752          $43,453          $37,149          $14,862
  10/31/99       $69,669          $46,074          $42,585          $16,969
10/31/2000       $73,905          $49,861          $45,919          $18,307
10/31/2001       $55,508          $44,918          $41,201          $16,396

*SINCE INCEPTION ON 9/1/88 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SIXTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE S&P[R] 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[PHOTO OF RICHARD CARO OMITTED.]

RICHARD CARO HAS MANAGED THE GALAXY LARGE CAP VALUE FUND SINCE JULY OF 2001. HE HAS OVER 32 YEARS OF INVESTMENT EXPERIENCE AND HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1993.

        GALAXY LARGE CAP VALUE FUND

        BY RICHARD CARO
        PORTFOLIO MANAGER
            The Galaxy Large Cap Value Fund seeks growth of capital and income by investing in stocks of larger firms with solid fundamentals that are currently undervalued by the market. As a result of this strategy, the Fund had many holdings that performed well during the fiscal year ended October 31, 2001. With a larger weighting in the poorly performing technology sector versus other large-cap value funds, however, the Fund underperformed its Lipper benchmark.
            For the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -25.49%. Over the same time, Retail A Shares of the Fund had a total return of -25.70% before deducting the maximum 5.75% front-end sales charge and Retail B Shares of the Fund had a total return of -26.25% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 5 for total returns after deducting the front-end sales charge and the chart on page 6 for total returns after deducting the contingent deferred sales charge.) During this period, the average total return for large-cap value funds tracked by Lipper was -15.07% and the S&P[R] 500 Index had a total return of -24.89%.

        FINANCIAL, CYCLICAL STOCKS AID RETURNS
            As investors favored value-oriented stocks but generally ignored the large-cap sector, the Fund benefited from investments in financial firms, which outperformed as interest rates declined. Returns were further enhanced by good relative performance from the Fund's cyclical

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   PORTFOLIO REVIEWS

        holdings, on hopes that lower rates would hasten an economic rebound. These positives helped offset an overweighting in energy stocks, which underperformed as slower growth trimmed energy prices, and disappointing returns by the Fund's technology and health care issues.
            During the reporting period, we reduced the Fund's technology and health care exposure and sold selected stocks from other sectors that had underperformed. With the proceeds from these trades, we increased investments in consumer cyclical and basic materials firms.

        FURTHER SHIFT INTO CYCLICALS PLANNED
            Given our expectations that the economy could begin to recover in the second half of 2002, we plan to continue adding stocks from cyclical sectors and reduce investments in economically "defensive" groups. New purchases may include stocks of technology firms if we find valuations that are particularly attractive.

        GALAXY LARGE CAP VALUE FUND

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CONSUMER CYCLICAL 3%
REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES 5%
ENERGY 10%
COMMUNICATIONS 12%
TECHNOLOGY 12%
INDUSTRIAL 14%
FINANCE 18%
CONSUMER STAPLES 26%



        GALAXY LARGE CAP VALUE FUND

        GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                  S&P[R] 500        TRUST            RETAIL          RETAIL
                  INDEX             SHARES           A SHARES        B SHARES
                  ----------        -------          --------        --------
    4/1/92        $10,000           $10,000           $9,425
  10/31/92        $11,039           $10,785          $10,154
  10/31/93        $12,149           $11,445          $10,748
  10/31/94        $12,309           $10,803          $10,122
  10/31/95        $16,929           $14,769          $13,801
  10/31/96        $20,813           $17,973          $16,720
   4/30/97        $22,647           $19,193          $17,856         $10,000
  10/31/97        $27,755           $22,594          $20,985         $10,795
  10/31/98        $35,692           $28,826          $26,687         $13,785
  10/31/99        $43,200           $32,896          $30,362         $15,622
10/31/2000        $39,268           $31,930          $29,409         $14,994
10/31/2001        $31,860           $24,847          $22,821         $11,626

*SINCE INCEPTION ON 4/1/92 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 5/12/97 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE FOURTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR PILLAR RETAIL B SHARES MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE S&P[R] 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

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   PORTFOLIO REVIEWS

[PHOTO OF BOB ARMKNECHT OMITTED.]

BOB ARMKNECHT HAS MANAGED THE GALAXY EQUITY GROWTH FUND SINCE ITS INCEPTION IN DECEMBER OF 1990. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1988.

        GALAXY EQUITY GROWTH FUND

        BY BOB ARMKNECHT
        PORTFOLIO MANAGER
            In a climate that favored value-oriented stocks over growth investments, the Galaxy Equity Growth Fund benefited from having a diversified mix of high quality issues with more reasonable valuations. Due to poor performance by the hard hit technology sector, however, the Fund underperformed its benchmarks for the reporting period.
            For the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -30.29%. Over the same time, the Fund's Retail A Shares had a total return of -30.57% before deducting the maximum 5.75% front-end sales charge and its Retail B Shares had a total return of -31.16% before deducting the maximum 5.00% contingent deferred sales charge. Prime A Shares of the Fund had a total return of -30.43% before deducting the maximum 5.50% front-end sales charge, and the Fund's Prime B Shares had a total return of -31.00% before deducting the maximum 5.00% contingent deferred sales. (Please see the charts on page 5 for total returns after deducting the applicable front-end sales charge and the charts on pages 6 and 7 for total returns after deducting the applicable contingent deferred sales charge.)
            Over the same period, the average total return for large-cap core funds tracked by Lipper was -26.02% and the S&P[R] 500 Index had a total return of -24.89%.

        STOCK SELECTION HELPED RETURNS
            As investors turned away from the technology sector and other growth areas at the end of 2000, the Fund benefited from an already reduced position in technology issues and overweighted positions in the better-performing energy and health care sectors. Strong selection in those sectors, as well as in the consumer staples group, further enhanced returns. At this point, we added investments in the capital goods area, which we expect to outperform as the economic outlook improves.
            In the first months of 2001, market weakness spread to those growth sectors that were strong performers during 2000. We took advantage of the investment opportunities that became available to realign the portfolio, including holdings in consumer and financial stocks. In the months that followed, we made additional purchases of financial stocks and increased the Fund's health care holdings. An overweighting and good stock selection in the health care area, along with an outperformance by basic materials issues, helped to enhance returns.
            Although we reduced the Fund's technology position significantly during the period, and the sector outperformed when the market rallied in the spring of 2001, these positives were offset by an underperformance in the technology sector at times of market weakness.

        GROWTH STOCKS NOW MORE ATTRACTIVE
            Over the past year, a large part of the excess in valuations for growth stocks has been worked off. As the economy responds to the many stimuli now in place, the market should begin to anticipate a recovery, and the prospect for prices of growth stocks should also improve. Once there are clear signs that a recovery is at hand, we expect to increase the Fund's already significant investments in high growth areas, while maintaining a high level of diversification overall.

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   PORTFOLIO REVIEWS

        GALAXY EQUITY GROWTH FUND

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

OTHER COMMON STOCK, REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES 4% CONSUMER CYCLICAL 5%
COMMUNICATIONS 8%
ENERGY 9%
TECHNOLOGY 14%
INDUSTRIAL 15%
FINANCE 17%
CONSUMER STAPLES 28%


GALAXY EQUITY GROWTH FUND
GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              S&P[R] 500   TRUST     RETAIL     RETAIL     PRIME       PRIME
               INDEX       SHARES    A SHARES   B SHARES   A SHARES    B SHARES
              ----------   -------   --------   --------   --------    --------
  12/14/90     $10,000     $10,000   $9,425
  10/31/91     $12,358     $12,139   $11,441
  10/31/92     $13,589     $13,244   $12,482
  10/31/93     $15,615     $14,380   $13,554
  10/31/94     $16,215     $15,070   $14,194
  10/31/95     $20,497     $18,849   $17,677    $10,000
  10/31/96     $23,319     $22,813   $21,303    $10,295
  10/31/97     $30,807     $30,151   $28,036    $13,717
  10/31/98     $37,739     $34,726   $32,166    $15,690    $ 9,450     $10,000
  10/31/99     $52,243     $44,475   $41,029    $19,975    $12,028     $12,179
10/31/2000     $55,419     $52,759   $48,490    $23,598    $14,236     $14,496
10/31/2001     $41,625     $36,778   $33,666    $16,251     $9,903     $10,042

*SINCE INCEPTION ON 12/14/90 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A SHARES AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SIXTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR PRIME B SHARES REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE S&P[R] 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


[PHOTO OF GLEN CORBITT OMITTED.]

GLEN CORBITT HAS MANAGED THE GALAXY LARGE CAP GROWTH FUND SINCE APRIL OF 1999. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1995.

        GALAXY LARGE CAP GROWTH FUND

        BY GLEN CORBITT
        PORTFOLIO MANAGER
            The Galaxy Large Cap Growth Fund seeks long-term growth of capital by investing in stocks of larger, well-established companies that demonstrate long-term earnings growth. Like returns for other funds with this investment strategy, the Fund's returns suffered over the 12-month reporting period as investors abandoned both the large-cap and growth sectors for small-cap and value-oriented issues.
            For the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -41.84%. Over the same time, the Fund's Retail A Shares had a total return of -42.04% before deducting the maximum 5.75% front-end sales charge and its Retail B Shares had a total return of -42.47% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 5 for total returns after deducting the front-end sales charge and the chart on page 6 for total returns after deducting the contingent deferred sales charge.) Over this period, the average total return for large-cap growth funds tracked by Lipper was -38.83%, and the S&P[R] 500 Index (which represents both growth and value-oriented stocks) had a total return of -24.89%.

        TECHNOLOGY AND ENERGY STOCKS UNDERPERFORM
            In addition to the overall underperformance of large-cap growth stocks, the portfolio's specific holdings of technology and energy companies also hurt returns. These negatives were offset in part by an overweighting and good stock selection of outperforming consumer cyclical and financial services companies.
            In the months prior to the terrorist attacks of September 11, we sold selected issues that had realized strong relative price appreciation in order to capture gains, reduce risk, and build up the Fund's cash reserves. We then deployed this cash after stock prices fell in the aftermath of the

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PORTFOLIO REVIEWS


        attacks. Among the issues we bought were stocks of consumer cyclical and technology firms that should benefit from an economic recovery.

        LARGE-CAP GROWTH STOCKS MORE REASONABLY PRICED
            Although the large-cap and growth sectors often lag in the early stages of an economic recovery, the relative performance of these sectors may improve significantly in months to come. Over the past 18 months, there has been a reduction in the disparities between the prices for large-cap and growth stocks and the prices for small-cap and value issues.
            As the prospects for economic stabilization and recovery increase, we plan to reduce the Fund's exposure to defensive sectors like health care, and increase exposure to stocks with greater economic sensitivity, such as consumer cyclical, capital goods, and technology stocks. As in the past, we will focus on firms that consistently grow revenues faster than the market as a whole, demonstrate above-average profitability, generate strong cash flow and have good balance sheets. In addition, we will continue to look for stocks with attractive valuations and try to take profits when we believe that a stock's valuation has reached a reasonable level. We will also aggressively reduce portfolio risk by limiting the losses on stocks that move contrary to our expectations.


        GALAXY LARGE CAP GROWTH FUND

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

ENERGY 2%
OTHER COMMON STOCK, REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES 5% COMMUNICATIONS 8%
INDUSTRIAL 13%
CONSUMER CYCLICAL 15%
CONSUMER STAPLES 16%
TECHNOLOGY 19%
FINANCE 22%


GALAXY LARGE CAP GROWTH FUND
GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                  S&P[R] 500        TRUST            RETAIL            RETAIL
                   INDEX            SHARES           A SHARES          B SHARES
                  ----------        -------          --------          --------
   5/31/97        $10,000           $10,000           $9,425           $10,000
  10/31/97        $12,551           $11,289          $10,636           $10,360
  10/31/98        $16,141           $14,880          $13,901           $13,694
  10/31/99        $19,536           $22,263          $20,729           $20,454
10/31/2000        $17,758           $19,622          $18,238           $17,803
10/31/2001        $14,408           $13,342          $12,347           $12,023

*SINCE INCEPTION ON 2/3/97 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 5/21/97 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE FOURTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR PILLAR RETAIL B SHARES MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE S&P[R] 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

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   PORTFOLIO REVIEWS

[PHOTO OF BOB ARMKNECHT OMITTED.]

BOB ARMKNECHT HAS MANAGED THE GALAXY GROWTH FUND II SINCE OCTOBER OF 2001. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1988.

        GALAXY GROWTH FUND II

        BY BOB ARMKNECHT
        PORTFOLIO MANAGER
            As investors shifted away from stocks with large market capitalizations over the year ended October 31, 2001, the Galaxy Growth Fund II benefited from its emphasis on issues of firms with small- to mid-sized capitalizations. Of further benefit was a reduced position in the hard-hit technology group. These positives were offset, however, by a focus on growth investments at a time when investors favored value-oriented issues.
            For the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -30.79%. Over the same time, Retail A Shares of the Fund had a total return of -30.96% before deducting the maximum 5.75% front-end sales charge and its Retail B Shares had a total return of -31.46% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 5 for total returns after deducting the front-end sales charge and the chart on page 6 for total returns after deducting the contingent deferred sales charge.)
            Over the same period, the average total return for mid-cap growth funds tracked by Lipper was -39.05%. During the period, the Russell 2000, which represents both growth and value stocks, had a total return of -12.70% and the Russell Mid-Cap Growth Index, which more closely reflects the composition of the Fund and will be the Fund's benchmark going forward, had a total return of -42.78%.

        TRIMMING TECHNOLOGY
            We started to reduce the Fund's technology weighting in February of 2000, long before the reporting period began. With the proceeds from these sales, we added stocks of energy and health care firms. This shift enhanced returns in the first half of the fiscal year - especially additions to the energy area. Of further help was good relative performance in the capital goods area, which advanced on hopes that economic growth would soon rebound. When stocks appeared to bottom in April of 2001, we took advantage of selected investment opportunities in technology issues.
            During the months that followed, the Fund benefited from an overweighting in the consumer cyclical area, which outperformed on continued expectations for a relatively quick economic recovery. Good stock selection in the health care group further enhanced returns. In addition to consumer cyclical, the Fund was overweighted at the end of the reporting period in health care and energy stocks and underweighted in technology issues.

        PREPARING FOR A RECOVERY
            We have recently started to take profits in energy and restaurant positions in order to give more attention to areas with greater economic sensitivity - including the technology sector. Given the historically low levels of interest rates and other economic stimuli now in place, we believe a recovery could occur during 2002. As is usually the case, stock prices could advance sharply many months before the recovery occurs.
            We believe growth stocks with small- and mid-sized capitalizations offer attractive investment opportunities that investors will continue to recognize in months to come. As in the past, we will use temporary episodes of market weakness to add stocks with good potential for long-term growth.

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   PORTFOLIO REVIEWS

        GALAXY GROWTH FUND II

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

REPURCHASE AGREEMENT, PREFERRED STOCK & NET OTHER ASSETS AND LIABILITIES 3% FINANCE 5%
COMMUNICATIONS 5%
INDUSTRIAL 8%
TECHNOLOGY 14%
ENERGY 17%
CONSUMER STAPLES 19%
CONSUMER CYCLICAL 29%


        GALAXY GROWTH FUND II

        GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                RUSSELL       MID-CAP        TRUST        RETAIL      RETAIL
                2000        GROWTH INDEX     SHARES       A SHARES    B SHARES
                -------     ------------     -------      --------    --------
   3/28/96      $10,000       $10,000        $10,000
  10/31/96      $10,373       $10,601        $11,328
  10/31/97      $13,416       $13,210        $13,625
  10/31/98      $11,827       $13,531        $11,405
  10/31/99      $14,397       $18,627        $16,931
 6/26/2000      $16,513       $27,046        $23,272       $9,425     $10,000
10/31/2000      $15,950       $25,831        $25,566      $10,266     $10,376
10/31/2001      $13,925       $14,780        $17,695       $7,088      $7,187

*SINCE INCEPTION ON 3/28/96 FOR TRUST SHARES. SINCE INCEPTION ON 6/26/00 FOR
 RETAIL A AND RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 5.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE FIRST YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 AND FOR PILLAR RETAIL B SHARES MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE RUSSELL 2000 AND THE RUSSELL MID-CAP GROWTH INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


[PHOTO OF PETER LARSON OMITTED.]

PETER LARSON HAS MANAGED THE GALAXY SMALL CAP VALUE FUND SINCE 1993. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1981.

        GALAXY SMALL CAP VALUE FUND

        BY PETER LARSON
        PORTFOLIO MANAGER
            As investors favored small-cap stocks and value-oriented investments over the 12 months ended October 31, 2001, the Galaxy Small Cap Value Fund benefited from its focus on these areas. A reduced weighting in the poorly performing technology sector also enhanced returns, along with overweightings in industry sectors with strong relative performance.
            Over the 12 months ended October 31, 2001, the Fund's Trust Shares earned a total return of 13.20%. For the same period, Retail A Shares of the Fund earned a total return of 12.66% before deducting the maximum 5.75% front-end sales charge, and Retail B Shares of the Fund earned a total return of 11.73% before deducting the maximum 5.00% contingent deferred sales charge. Over the period, Prime A Shares of the Fund earned a total return of 12.87% before deducting the maximum 5.50% front-end sales charge, and Prime B Shares of the Fund earned a total return of 11.91% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 5 for total returns after deducting the applicable front-end sales charge and the charts on pages 6 and 7 for total returns after deducting the applicable contingent deferred sales charge.)
            Over the same 12-month period, the small-cap value funds tracked by Lipper earned an average total return of 9.19%, and small-cap stocks represented in the Russell 2000 had a total return of -12.70%.

        STOCK SELECTION BOOSTS TOTAL RETURNS
            In the last two months of 2000, the Fund benefited from an overweighting in the better-performing energy sector and from additions in the utility and restaurant groups and other areas that outperformed. Individual stock selection also proved helpful - especially in the consumer staples, health care, and technology sectors. We further enhanced total returns at this time through positions with attractive dividends, which outperformed as investors favored issues with greater price stability. In the final weeks of 2000, as investors took tax losses for the year, we seized opportunities in stocks that came under added selling pressure.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   PORTFOLIO REVIEWS


            In the first half of 2001, the Fund benefited from two large consumer staple holdings that performed well due to their acquisitions by other firms. Good performance from the Fund's energy, restaurant, technology, financial, capital goods, consumer staples, and transportation holdings further enhanced returns. During this time, we used strong inflows of new cash to seize additional investment opportunities created by near-term market weakness - including opportunities in technology issues.
            Small-cap value stocks continued to outperform in the final months of the reporting period, as investors anticipated an economic recovery. Prior to the terrorist attacks of September 11, we bought stocks of trucking firms and other "cyclical" issues that could benefit as the economy rebounds. When it became clear that a recovery would be delayed, we slowed the pace of these purchases.

        CYCLICAL PURCHASES TO RESUME
            Despite their recent outperformance, small-cap issues remain attractive versus stocks of larger firms. If historical trends repeat in the months to come, the small-cap sector should lead the market's advance as the economy picks up steam. As the many positive economic influences now in place begin to take effect, we plan to resume our purchase of stocks that should perform particularly well in a recovery.

        GALAXY SMALL CAP VALUE FUND

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

BASIC MATERIALS 3%
TECHNOLOGY 4%
UTILITIES 5%
COMMUNICATIONS 5%
ENERGY 6%
CONSUMER CYCLICAL 12%
FINANCE 13%
PREFERRED STOCK, REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES 14% CONSUMER STAPLES 17%
INDUSTRIAL 21%


        GALAXY SMALL CAP VALUE FUND

        GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               RUSSELL      TRUST      RETAIL       RETAIL       PRIME        PRIME
                2000        SHARES     A SHARES     B SHARES     A SHARES     B SHARES
               -------     -------    --------     --------     --------     --------
  12/14/92     $10,000     $10,000     $9,425
  10/31/93     $10,890     $11,212    $10,566
  10/31/94     $11,548     $11,420    $10,739
  10/31/95     $14,601     $13,878    $13,023
  10/31/96     $16,612     $17,378    $16,249
  10/31/97     $17,299     $25,038    $23,330
  10/31/98     $24,634     $22,001    $20,410      $10,000      $ 9,450      $10,000
  10/31/99     $22,152     $23,325    $21,570      $10,004       $9,998      $10,018
10/31/2000     $26,009     $28,601    $26,307      $12,288      $12,224      $12,348
10/31/2001     $22,705     $32,375    $29,638      $13,776      $13,798      $13,966

*SINCE INCEPTION ON 12/14/92 FOR TRUST SHARES. SINCE INCEPTION ON 2/12/93 FOR
 RETAIL A SHARES. SINCE INCEPTION ON 11/1/98 FOR RETAIL B, PRIME A AND PRIME
 B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR PRIME B SHARES REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE THIRD YEAR AFTER PURCHASE), AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE RUSSELL 2000 IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

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   PORTFOLIO REVIEWS

[PHOTO OF STEVEN BARBARO OMITTED.]

STEVE BARBARO HAS MANAGED THE GALAXY SMALL COMPANY EQUITY FUND SINCE ITS INCEPTION IN DECEMBER OF 1991. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1976.

        GALAXY SMALL COMPANY EQUITY FUND

     BY STEVE BARBARO PORTFOLIO MANAGER As technology issues led stock prices lower in the 12 months ended October 31, 2001, the Galaxy Small Company Equity Fund benefited from an underweighting in that sector versus its market benchmarks. Of further help were overweightings in energy and financial investments, which outperformed for the year. These positives helped offset the Fund's focus on growth-oriented stocks, which underperformed value-oriented issues during the reporting period.
     For the 12 months ended October 31, 2001, Trust Shares of the Fund had a total return of -16.63%. For the same period, Retail A Shares of the Fund had a total return of -17.03% before deducting the maximum 5.75% front-end sales charge and Retail B Shares of the Fund had a total return of -17.66% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 5 for total returns after deducting the front-end sales charge and the chart on page 6 for total returns after deducting the contingent deferred sales charge.) For the same period, small-cap growth funds tracked by Lipper had an average total return of -28.94% and the Russell 2000 (which has a greater weighting in value- oriented stocks than the Fund) had a total return of -12.70%.

        ADJUSTING TO ECONOMIC CHANGE
            Earlier in 2000, before the reporting period began, we traded technology issues that had performed well for energy stocks. This shift enhanced Fund total returns in November and December of 2000 - when technology stocks declined sharply and energy stocks outperformed. Of further benefit were increased investments in banking, insurance, and homebuilding stocks, which performed well on the prospect of lower interest rates, and additions of health care and consumer staples issues, which investors favored as the economy weakened. Strong stock selection in these areas and the technology and capital goods groups also improved returns.
            We further reduced the Fund's technology holdings in the first half of 2001, as that sector continued to underperform. Added emphasis on consumer and industrial issues also improved returns and, along with strong stock selection in many sectors, helped offset an underweighting in the financial sector, which outperformed as interest rates fell. Finding attractive opportunities in capital goods and energy stocks, we increased positions in those sectors.
            We added to technology stocks in the final months of the reporting period. We also increased investments in health care and consumer staples stocks, which investors tend to favor in times of economic uncertainty. To make these purchases, we sold issues from the financial, energy, and consumer cyclical sectors. Following the terrorist attacks of September 11, we traded airline stocks, other travel-related issues, and stocks with added economic sensitivity for issues of security firms, defense contractors, and insurance brokers. During this time, good stock selection in the technology, utility, and capital goods sectors helped offset disappointing performance from issues of basic material and financial firms.

        WAITING FOR A REBOUND
            In addition to an overweighting in technology issues at the end of the reporting period, the Fund's portfolio was slightly overweighted in health care stocks and moderately overweighted in energy stocks. Underweighted sectors included financial, utilities, consumer staples, consumer cyclicals and basic materials. With this strategy, we have increased the Fund's exposure to growth-oriented sectors as we wait for an improved economic outlook that would brighten the prospects for cyclical issues.
            We expect both the growth and small-cap areas to perform well as the economy recovers. Valuations for small-cap stocks are still historically low versus valuations for large-cap stocks, and prices for growth stocks have become more attractive versus those for value-oriented issues.

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   PORTFOLIO REVIEWS

        GALAXY SMALL COMPANY EQUITY FUND

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CONVERTIBLE PREFERRED STOCK, REPURCHASE AGREEMENT & NET OTHER ASSETS
   AND LIABILITIES 1%
ENERGY 5%
FINANCE 8%
COMMUNICATIONS 9%
CONSUMER CYCLICAL 11%
INDUSTRIAL 16%
TECHNOLOGY 22%
CONSUMER STAPLES 28%



        GALAXY SMALL COMPANY EQUITY FUND

        GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               RUSSELL            TRUST            RETAIL            RETAIIL
                2000              SHARES          A SHARES          B SHARES
               -------           -------          --------          --------
  12/30/91     $10,000           $10,000           $9,425
  10/31/92     $10,629            $8,790           $8,285
  10/31/93     $14,074           $12,410          $11,697
  10/31/94     $14,025           $12,413          $11,690
  10/31/95     $16,598           $16,723          $15,665           $10,000
  10/31/96     $19,354           $20,852          $19,421           $11,034
  10/31/97     $25,031           $24,937          $23,126           $13,237
  10/31/98     $22,067           $18,452          $17,052            $9,683
  10/31/99     $25,348           $24,823          $19,592           $11,071
10/31/2000     $29,760           $29,727          $27,211           $15,447
10/31/2001     $25,980           $24,782          $22,578           $12,801

*SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SIXTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE RUSSELL 2000 IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


[PHOTO OF KEITH BANKS OMITTED.]

KEITH BANKS IS CHIEF INVESTMENT OFFICER OF FLEET INVESTMENT ADVISORS, INC. AND CHIEF EXECUTIVE OFFICER OF FLEET ASSET MANAGEMENT. PRIOR TO JOINING FLEET IN 2000, HE WAS MANAGING DIRECTOR AND HEAD OF U.S. EQUITIES FOR J.P. MORGAN INVESTMENT MANAGEMENT. A CHARTERED FINANCIAL ANALYST, MR. BANKS EARNED HIS B.A. FROM RUTGERS UNIVERSITY AND HIS M.B.A. FROM COLUMBIA BUSINESS SCHOOL.


        GALAXY INTERNATIONAL EQUITY FUND

        BY KEITH BANKS, CFA, CHIEF INVESTMENT OFFICER, FLEET INVESTMENT ADVISORS INC. OECHSLE INTERNATIONAL ADVISORS, LLC SERVES AS THE SUB-ADVISOR FOR THE FUND.

            As in the U.S. markets, the decline in foreign stock prices over the past year was led by a sharp sell-off in the technology and telecommunications sectors. Because we believe that the sector offers strong long-term growth potential, we maintained an overweighting there in the Galaxy International Equity Fund versus its market benchmark. Despite an outperformance by many of the Fund's other investments, the overweighting in telecommunications firms caused the Fund to underperform its market benchmark and other funds with similar investment objectives during the reporting period.
            During the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -33.00%. Over the same time, Retail A Shares of the Fund had a total return of -33.35% before deducting the maximum 5.75% front-end sales charge and Retail B Shares of the Fund had a total return of -33.95% before deducting the maximum 5.00% contingent deferred sales charge. During the period, the Fund's Prime A Shares had a total return of -33.38% before deducting the maximum 5.50% front-end sales charge and its Prime B Shares had a total return of -33.72% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 5 for total returns after deducting the applicable front-end sales charge and the charts on pages 6 and 7 for total returns after deducting the applicable contingent deferred sales charge.) Those total returns compare with an average total return of -26.38% for the international funds tracked by Lipper and -26.14% for the MSCI EAFE Index.

        MAKING A MOVE TO CYCLICALS
            At the end of 2000, strong returns from economically defensive sectors, especially consumer staples and publishing stocks, offset a poor performance by the Fund's telecommunications holdings. Of further help at this time were solid results from holdings in insurance stocks, which performed well as interest rates declined. In the first months of 2001 - as price weakness spread to issues of industrial, health care, and consumer staples firms - the Fund benefited from currency hedges that offset a significant decline in the yen against the dollar. During this time, we maintained the economically defensive posture that we had assumed at the end of 2000, but began to research stocks that could benefit from an economic rebound.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   PORTFOLIO REVIEWS

            With the downward slide in foreign stock prices from April through late August, further losses in the telecommunications sector were off set by better performances from issues of utility, consumer staples, and pharmaceutical firms. As many new investment opportunities became available, we began to add selected issues from cyclical sectors that could make the most of an economic recovery. We continued to move from an economically defensive investment strategy to give greater attention to cyclical areas - selling stocks in the food and airlines sectors and adding positions in investment banking and consumer leasing firms.

        FOREIGN STOCKS ESPECIALLY ATTRACTIVE
            Current market and company fundamentals tell us that economic recovery is likely in the months ahead. While near-term economic news will not be uniformly positive, investors should become increasingly confident about the longer-term outlook for corporate earnings. With stocks unusually cheap relative to bonds, and international stocks selling at significant discounts to U.S. equities, we expect foreign markets to perform relatively well in 2002. Going forward, we plan to continue taking advantage of the numerous opportunities to buy cyclical companies with strong earnings potential and attractive valuations.


        GALAXY INTERNATIONAL EQUITY FUND

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CANADA, AUSTRALIA, LATIN AMERICA, REPURCHASE AGREEMENT & NET OTHER ASSETS
   AND LIABILITIES 3%
UNITED KINGDOM 19%
FAR EAST 28%
EUROPE 50%


        GALAXY INTERNATIONAL EQUITY FUND

        GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  MSCI EAFE     TRUST       RETAIL        RETAIL        PRIME        PRIME
                  INDEX         SHARES      A SHARES      B SHARES      A SHARES     B SHARES
                  ---------     -------     --------      --------      --------     --------
  13/30/91        $10,000       $10,000       $9,425
  10/31/92         $8,680        $9,660       $9,660
  10/31/93        $11,970       $12,207      $12,207
  10/31/94        $13,134       $13,294      $13,294
  10/31/95        $13,125       $13,291      $12,449
  10/31/96        $14,499       $14,820      $13,801
  10/31/97        $15,212       $17,280      $15,993
  10/31/98        $17,561       $19,755      $18,174       $10,000       $9,450      $10,000
  10/31/99        $20,349       $25,623      $23,452       $12,341      $12,260      $12,374
10/31/2000        $19,759       $25,346      $23,103       $12,156      $12,095      $12,215
10/31/2001        $12,749       $16,981      $15,397        $8,031       $8,058       $8,163

*SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 11/1/98 FOR RETAIL B, PRIME A AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR PRIME B SHARES REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE THIRD YEAR AFTER PURCHASE), AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 AND FOR PILLAR RETAIL B SHARES MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE MSCI EAFE INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   PORTFOLIO REVIEWS

[PHOTO OF KEITH BANKS OMITTED.]

KEITH BANKS IS CHIEF INVESTMENT OFFICER OF FLEET INVESTMENT ADVISORS, INC. AND CHIEF EXECUTIVE OFFICER OF FLEET ASSET MANAGEMENT. PRIOR TO JOINING FLEET IN 2000, HE WAS MANAGING DIRECTOR AND HEAD OF U.S. EQUITIES FOR J.P. MORGAN INVESTMENT MANAGEMENT. A CHARTERED FINANCIAL ANALYST, MR. BANKS EARNED HIS B.A. FROM RUTGERS UNIVERSITY AND HIS M.B.A. FROM COLUMBIA BUSINESS SCHOOL.

        GALAXY PAN ASIA FUND

        BY KEITH BANKS, CFA, CHIEF INVESTMENT OFFICER, FLEET INVESTMENT ADVISORS INC. UOBGLOBAL CAPITAL LLC SERVES AS THE SUB-ADVISOR FOR THE FUND.
            As the outlook for growth in the U.S. and other economies worsened over the 12 months ended October 31, 2001, the prices for Asian equities weakened along with prices in other markets. With an underperformance by stocks in Japan and the technology sector, the Galaxy Pan Asia Fund benefited from underweightings in those areas versus its market benchmarks.
            During the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -31.77%. Over the same time, Retail A Shares of the Fund had a total of -32.19% before deducting the maximum 5.75% front-end sales charge and Retail B Shares of the Fund had a total of -32.69% before deducting the maximum 5.00% contingent deferred sales charge. During the same period, the Fund's Prime A Shares had a total of return of -32.09% before deducting the maximum 5.50% front-end sales charge, and its Prime B Shares had a total return of -32.76% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 5 for total returns after deducting the applicable front-end sales charge and the charts on pages 6 and 7 for total returns after deducting the applicable contingent deferred sales charge.)
            For the same 12-month period, the Pacific Region funds tracked by Lipper had an average total return of -26.48%. During the period, the MSCI All Country Far East Free ex Japan Index had a total return of -25.18% and the MSCIJapan Index had a total return of -32.58%. A composite index prepared by the Fund's administrator and comprised of a 50% weighting in the MSCI All Country Far East Free ex Japan Index and a 50% weighting in the MSCI Japan Index had a total return of -28.88% during the period.

        DEFENSIVE POSTURE AIDS RETURNS
            Dependent on U.S. exports for economic expansion, Asian firms suffered as the U.S. economy weakened at the end of 2000. Local political uncertainties caused further concern - along with ongoing stagnation in Japan. As elsewhere in the world, technology companies led the Asian markets downward. When declines in U.S. interest rates and an improved political climate helped Asian stock prices rally during the first months of 2001, markets with the lowest weightings in technology issues continued to outperform.
            In this market climate, the Fund benefited from an underweighting in Japanese stocks and overweightings in smaller markets. Of further help were underweightings in the financial, technology, and industrial sectors and overweightings in health care and consumer stocks. In March of 2001, after technology stocks became particularly attractive, we made selective purchases in that sector. We also increased investments in Japanese issues.
            Japanese stocks continued to underperform as Pacific markets weakened from May through August. In addition to underweightings in Japan and the technology sector, the Fund benefited from an underweighting in the poorly performing basic materials group, overweightings in the outperforming consumer staples sector, and a sizable holding in cash. During this time, we reduced investments of firms in Hong Kong, Taiwan and Singapore - where the economic outlook had become particularly poor - and added investments that could maximize the better economic conditions in Korea and Thailand. We also traded stocks of technology firms for investments in the consumer staples sector.

        ASIAN MARKETS TIED TO U.S. OUTLOOK
            Until a U.S. recovery is in sight, we believe that the markets in Asia will remain choppy. Once the U.S. shows signs of recovery, we believe the upside for Asia is tremendous.
            We continue to favor countries, such as China, that have large domestic economies and are less dependent on exports to the U.S. We have also overweighted investments in Korea - which, while export-driven, should benefit from the government's push to stimulate domestic consumption. We plan to remain overweighted in the domestic consumer stocks, as well as land transport and energy firms. Given the lack of earnings clarity, we will continue to emphasize defensive sectors and focus on higher quality issues.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   PORTFOLIO REVIEWS

        GALAXY PAN ASIA FUND

        DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

NET OTHER ASSETS AND LIABILITIES 3%
REPURCHASE AGREEMENT 13%
FAR EAST 84%


        GALAXY PAN ASIA FUND

        GROWTH OF $10,000 INVESTMENT*

[MOUNTAIN GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:



                                           50% MSCI
                                          ALL COUNTRY
                                         FAR EAST FREE
              MSCI ALL COUNTRY  MSCI    EX JAPAN INDEX/
              FAR EAST FREE     JAPAN      50% MSCI       TRUST    RETAIL     RETAIL           PRIME            PRIME
              EX JAPAN INDEX    INDEX     JAPAN INDEX     SHARES   A SHARES   B SHARES         A SHARES         B SHARES
              --------------   -------    -----------     -------  --------   --------         -------          --------
                  $10,000      $10,000    $10,000         $10,000   $9,425    $10,000
 9/01/2000         $8,843       $9,503     $9,173          $9,800   $9,237     $9,301           $9,450           $10,000
10/31/2000         $8,153       $8,952     $8,552          $9,440   $8,897     $8,949           $9,291            $9,332
 1/31/2001         $8,770       $7,962     $8,366          $9,060   $8,520     $8,574           $8,908            $8,931
 4/30/2001         $7,487       $7,880     $7,683          $8,120   $7,624     $7,651           $7,972            $7,980
 7/31/2001         $7,011       $6,842     $6,927          $7,210   $6,767     $6,767           $7,066            $7,059
10/31/2001         $6,100       $6,035     $6,067          $6,441   $6,033     $6,090           $6,310            $6,278

*SINCE INCEPTION ON 9/1/00 FOR TRUST, RETAIL A AND RETAIL B SHARES. SINCE
 INCEPTION ON 9/22/00 FOR PRIME A AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 5.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE FIRST YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES PRIME B SHARES REFLECT THE DEDUCTION OF THE 5.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIRST YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 6. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE MSCI ALL COUNTRY FAR EAST FREE EX JAPAN INDEX AND MSCIJAPAN INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. THE COMPOSITE INDEX COMPRISED OF A 50% WEIGHTING IN THE MSCIALL COUNTRY FAR EAST FREE EX JAPAN INDEX AND A 50% WEIGHTING IN THE MSCIJAPAN INDEX WAS PREPARED BY THE FUND'S ADMINISTRATOR.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES


"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL
YOUR RISK WHILE YOU PURSUE YOUR GOALS."

        AUTOMATIC INVESTMENT PROGRAM

        The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

        DIVERSIFICATION

        A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while you pursue your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of most shareholders. Diversification does not eliminate the risk of loss in a declining market.

        EXCHANGE PRIVILEGES

        As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund at no cost (as long as you exchange within the same share class). Please see the Funds' prospectuses for details on this service.

        CONSOLIDATED STATEMENTS

        If you hold your shares directly with the Galaxy Funds, you will receive a consolidated statement from Galaxy on a quarterly basis. If your shares are held in a brokerage account, your Galaxy Funds will appear on your brokerage statement.

        YOUR FINANCIAL ADVISOR

        Your financial advisor can discuss the Galaxy Funds with you and how they may help you to achieve your financial goals. Please see your financial advisor if you have any questions about this report or your account.

        24-HOUR ACCESS TO ACCOUNT INFORMATION

        24 hours a day, seven days a week, our toll-free telephone lines offer round-the-clock access to Fund information and services. Call toll-free 1-877-289-4252 for information on initial purchases and current performance.

--------------------------------------------------------------------------------
CERTAIN SHAREHOLDER SERVICES MAY NOT BE AVAILABLE TO TRUST, PRIME A AND PRIME B SHARE INVESTORS. PLEASE CONSULT YOUR FUND PROSPECTUS. SHARES OF THE FUNDS ARE DISTRIBUTED THROUGH PFPC DISTRIBUTORS, INC., MEMBER NASD AND SIPC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION


         TRUSTEES
            AND
    EXECUTIVE OFFICERS
   Dwight E. Vicks, Jr.
   CHAIRMAN AND TRUSTEE

      John T. O'Neill
   PRESIDENT, TREASURER
        AND TRUSTEE

     Louis DeThomasis,
       F.S.C., Ph.D.
          TRUSTEE

     Kenneth A. Froot
          TRUSTEE

     Donald B. Miller
          TRUSTEE

       James M. Seed
          TRUSTEE

    Bradford S. Wellman
     EMERITUS TRUSTEE

     William Greilich
      VICE PRESIDENT

         W. Bruce
      McConnel, Esq.
         SECRETARY


    INVESTMENT ADVISOR

     Fleet Investment
       Advisors Inc.
    100 Federal Street
        Boston, MA
           02110

        DISTRIBUTOR

  PFPC Distributors, Inc.
    3200 Horizon Drive
 King of Prussia, PA 19406

       ADMINISTRATOR

         PFPC Inc.
    4400 Computer Drive
Westborough, MA 01581-5108

          AUDITOR

     Ernst & Young LLP
   200 Clarendon Street
     Boston, MA 02116

       LEGAL COUNSEL

 Drinker Biddle & Reath LLP
     One Logan Square
  18th and Cherry Streets
  Philadelphia, PA 19103

        This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from PFPC Distributors, Inc. by calling toll-free 1-877-289-4252. Read the prospectus carefully before you invest.

        SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                           [RECYCLING LOGO OMITTED.]

                   This report was printed on recycled paper.

--------------------------------------------------------------------------------
ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001



   SHARES                                                              VALUE
 ----------                                                         ------------



COMMON STOCKS - 52.39%

                      CONSUMER STAPLES - 13.75%

   205,000            Amgen, Inc.* ................................ $ 11,648,100
   100,000            Bristol-Myers Squibb Co. ....................    5,345,000
   125,000            Cardinal Health, Inc. .......................    8,388,750
   190,000            Elan Corp. Plc, ADR* ........................    8,673,500
   120,000            Forest Laboratories, Inc.* ..................    8,925,600
   190,000            Genzyme Corp.* ..............................   10,250,500
   140,000            Kraft Foods, Inc., Class A ..................    4,725,000
   100,000            Medtronic, Inc. .............................    4,030,000
    50,000            Merck & Co., Inc. ...........................    3,190,500
   150,000            PepsiCo, Inc. ...............................    7,306,500
   240,000            Pfizer, Inc. ................................   10,056,000
    50,000            Procter & Gamble Co. ........................    3,689,000
                                                                    ------------
                                                                      86,228,450
                                                                    ------------

                      TECHNOLOGY - 10.48%

   120,000            Analog Devices, Inc.* .......................    4,560,000
   140,000            Applied Materials, Inc.* ....................    4,775,400
   180,000            Automatic Data Processing, Inc. .............    9,298,800
   120,000            Dell Computer Corp.* ........................    2,877,600
   100,000            Electronic Data Systems Corp. ...............    6,437,000
   330,000            EMC Corp.* ..................................    4,065,600
    70,000            First Data Corp. ............................    4,729,900
    70,000            IBM Corp. ...................................    7,564,900
   328,000            Intel Corp. .................................    8,009,760
         1            McDATA Corp., Class A* ......................           15
   120,000            Microsoft Corp.* ............................    6,978,000
   228,000            Texas Instruments, Inc. .....................    6,381,720
                                                                    ------------
                                                                      65,678,695
                                                                    ------------

                      FINANCE - 8.21%

   180,000            American International Group, Inc. ..........   14,148,000
   200,000            Bank of New York Co., Inc. ..................    6,802,000
   325,000            Citigroup, Inc. .............................   14,794,000
   100,000            Merrill Lynch & Co., Inc. ...................    4,371,000
   160,000            Morgan (J.P.) Chase & Co. ...................    5,657,600
   145,000            Wells Fargo & Co. ...........................    5,727,500
                                                                    ------------
                                                                      51,500,100
                                                                    ------------

                      INDUSTRIAL - 6.93%

   200,000            Flextronics International, Ltd.* ............    3,980,000
   275,000            General Electric Co. ........................   10,012,750
    80,000            Illinois Tool Works, Inc. ...................    4,576,000
    70,000            Minnesota Mining & Manufacturing Co. ........    7,306,600
   270,000            Tyco International, Ltd. ....................   13,267,800
    80,000            United Technologies Corp. ...................    4,311,200
                                                                    ------------
                                                                      43,454,350
                                                                    ------------

                      COMMUNICATIONS - 4.63%

   200,150            AOL Time Warner, Inc.* ......................    6,246,681
   413,000            Cisco Systems, Inc.* ........................    6,987,960


   SHARES                                                              VALUE
 ----------                                                         ------------

                      COMMUNICATIONS (CONTINUED)

   160,000            Comcast Corp., Class A* ..................... $  5,734,400
   125,000            JDS Uniphase Corp.* .........................      998,750
   130,001            Qwest Communications International, Inc. ....    1,683,513
   140,000            SBC Communications, Inc. ....................    5,335,400
   150,000            WorldCom, Inc.-WorldCom Group* ..............    2,017,500
                                                                    ------------
                                                                      29,004,204
                                                                    ------------

                      ENERGY - 4.55%

   110,000            Baker Hughes, Inc. ..........................    3,941,300
   110,000            Conoco, Inc. ................................    2,827,000
   155,840            Exxon Mobil Corp. ...........................    6,147,888
    70,000            Kerr-McGee Corp. ............................    4,032,000
   110,000            Smith International, Inc.* ..................    5,203,000
   220,000            Williams Cos., Inc. .........................    6,351,400
                                                                    ------------
                                                                      28,502,588
                                                                    ------------

                      CONSUMER CYCLICAL - 3.31%

   280,000            CVS Corp. ...................................    6,692,000
   230,000            Home Depot, Inc. ............................    8,792,900
   170,000            Target Corp. ................................    5,295,500
                                                                    ------------
                                                                      20,780,400
                                                                    ------------

                      BASIC MATERIALS - 0.53%

   100,000            Dow Chemical Co. ............................    3,325,000
                                                                    ------------
                      TOTAL COMMON STOCKS .........................  328,473,787
                                                                    ------------
                      (Cost $311,215,956)

 PAR VALUE
----------

CORPORATE NOTES AND BONDS - 17.43%
$1,000,000            Abbott Laboratories
                      5.63%, 07/01/06 .............................    1,051,947
 2,500,000            AIG SunAmerica Global Financing
                      Senior Note
                      5.20%, 05/10/04 (C)..........................    2,610,740
   500,000            Alcoa, Inc.
                      7.38%, 08/01/10   ...........................      564,192
 1,000,000            Alcoa, Inc.
                      6.50%, 06/01/11   ...........................    1,071,715
   500,000            Amoco Co.
                      6.25%, 10/15/04   ...........................      536,180
 1,000,000            AOL Time Warner, Inc.
                      6.75%, 04/15/11   ...........................    1,049,822
   750,000            AOL Time Warner, Inc., Debenture
                      7.63%, 04/15/31   ...........................      789,275
   200,000            AT&T Corp.
                      7.00%, 05/15/05   ...........................      211,506
   900,000            AT&T Corp.
                      6.50%, 03/15/29   ...........................      780,236
   350,000            Atlantic Richfield Co.
                      5.90%, 04/15/09   ...........................      364,464



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                                           VALUE
  -----------                                                       ------------



CORPORATE NOTES AND BONDS (CONTINUED)
$   1,450,000         Baker Hughes, Inc.
                      6.88%, 01/15/29   ........................... $  1,486,721
    1,000,000         Bank of America Corp.
                      7.80%, 02/15/10   ...........................    1,122,992
      750,000         Bank One Corp.
                      7.88%, 08/01/10   ...........................      849,828
    1,200,000         Becton Dickinson & Co.
                      7.15%, 10/01/09   ...........................    1,326,829
      675,000         Becton Dickinson & Co., Debenture
                      7.00%, 08/01/27   ...........................      702,384
      525,000         Becton Dickinson & Co., Debenture
                      6.70%, 08/01/28   ...........................      527,284
    1,000,000         Boeing Capital Corp., Senior Notes
                      5.65%, 05/15/06   ...........................    1,022,128
      250,000         Burlington Northern Railroad Co.
                      Series H
                      9.25%, 10/01/06   ...........................      292,354
      600,000         Burlington Northern Santa Fe Corp.
                      7.00%, 12/15/25   ...........................      607,154
      200,000         Burlington Northern Santa Fe Corp.
                      Debenture
                      6.88%, 02/15/16   ...........................      215,923
      220,000         Cendant Corp.
                      6.88%, 08/15/06 (C)..........................      208,934
      300,000         CitiCorp, Subordinated Notes
                      Series F, MTN
                      6.38%, 11/15/08   ...........................      317,458
    2,000,000         Coastal Corp.
                      7.50%, 08/15/06   ...........................    2,148,246
    1,000,000         Coca Cola Co.
                      5.75%, 03/15/11   ...........................    1,032,428
      555,000         Coca-Cola Enterprises
                      6.95%, 11/15/26   ...........................      589,983
    2,300,000         Colgate-Palmolive Co., Series C, MTN
                      5.27%, 12/01/03   ...........................    2,394,585
    1,400,000         Commercial Credit Corp.
                      6.50%, 08/01/04   ...........................    1,499,059
      625,000         Conagra Foods, Inc.
                      6.75%, 09/15/11   ...........................      661,689
    1,400,000         Conoco, Inc.
                      6.95%, 04/15/29   ...........................    1,414,696
    1,500,000         Cox Communications, Inc.
                      7.75%, 11/01/10   ...........................    1,648,791
    2,000,000         Disney (Walt) Co.
                      7.30%, 02/08/05   ...........................    2,170,272
    1,000,000         Disney (Walt) Co., MTN
                      5.80%, 10/27/08   ...........................    1,015,833
    1,350,000         Dominion Resources, Inc., Series B
                      7.63%, 07/15/05   ...........................    1,474,758
    3,000,000         Emerson Electric Co.
                      5.85%, 03/15/09   ...........................    3,105,420
      265,000         First USA Bank, Subordinated Notes
                      7.65%, 08/01/03   ...........................      284,436
    1,000,000         Ford Motor Credit Co.
                      7.25%, 10/25/11   ...........................    1,008,712
    2,195,000         Ford Motor Credit Co., Senior Note
                      5.75%, 02/23/04   ...........................    2,237,844
    1,000,000         General Electric Capital Corp.
                      7.50%, 06/05/03   ...........................    1,072,021


   PAR VALUE                                                           VALUE
  -----------                                                      ------------

CORPORATE NOTES AND BONDS (CONTINUED)
$     800,000         General Electric Capital Corp.
                      Series A, MTN
                      5.38%, 01/15/03   ........................... $    825,484
      135,000         General Electric Capital Corp.
                      Series A, MTN
                      6.81%, 11/03/03   ...........................      145,019
    1,545,000         General Motors Acceptance Corp.
                      6.75%, 02/07/02   ...........................    1,559,966
    1,000,000         General Motors Acceptance Corp.
                      7.00%, 09/15/02   ...........................    1,032,012
      200,000         General Motors Acceptance Corp.
                      6.63%, 10/01/02   ...........................      206,064
      750,000         General Motors Acceptance Corp.
                      7.25%, 03/02/11   ...........................      759,203
      550,000         General Motors Acceptance Corp.
                      8.00%, 11/01/31   ...........................      556,271
    1,250,000         GTE Corp.
                      6.46%, 04/15/08 .............................    1,329,532
    1,000,000         GTE Corp., Series H
                      5.65%, 11/15/08 .............................    1,024,956
      750,000         Heinz (H.J.) Co.
                      6.88%, 01/15/03 .............................      782,891
    1,300,000         Hershey Foods Corp.
                      7.20%, 08/15/27 .............................    1,378,099
    2,000,000         IBM Corp., Debenture
                      7.50%, 06/15/13   ...........................    2,355,194
    2,000,000         IBM Corp., Debenture
                      6.22%, 08/01/27   ...........................    2,140,068
      750,000         Illinois Tool Works, Inc.
                      5.75%, 03/01/09   ...........................      771,274
    1,000,000         International Bank of Reconstruction
                      & Development
                      7.00%, 01/27/05   ...........................    1,108,011
    1,000,000         International Paper Co.
                      8.13%, 07/08/05 (C)..........................    1,100,615
      200,000         Kellogg Co., Series B
                      6.60%, 04/01/11   ...........................      212,410
      275,000         Kellogg Co., Series B
                      7.45%, 04/01/31   ...........................      302,480
      225,000         Kerr-McGee Corp.
                      7.88%, 09/15/31   ...........................      241,483
      500,000         McDonald's Corp.
                      8.88%, 04/01/11   ...........................      627,748
      500,000         McDonald's Corp., Series E, MTN
                      6.50%, 08/01/07   ...........................      538,198
    1,740,000         McDonald's Corp., Series E, MTN
                      5.95%, 01/15/08   ..........................     1,831,498
      500,000         Mead Corp.
                      6.84%, 03/01/37   ...........................      522,769
    2,500,000         Minnesota Mining & Manufacturing Co.
                      Debenture
                      6.38%, 02/15/28   ...........................    2,485,358
      300,000         Morgan (J.P.) Chase & Co.
                      5.63%, 08/15/06   ...........................      311,852
    1,450,000         Morgan (J.P.) Chase & Co.
                      6.75%, 02/01/11   ...........................    1,538,341
    1,000,000         Morgan Stanley Dean Witter & Co.
                      6.10%, 04/15/06   ...........................    1,051,562




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


  PAR VALUE                                                            VALUE
 -----------                                                        ------------



CORPORATE NOTES AND BONDS (CONTINUED)
$     400,000         National City Bank of Cleveland
                      Subordinated Bank Note
                      7.10%, 09/25/12   ........................... $    409,507
    1,515,000         National Rural Utilities
                      Cooperative Finance Corp.
                      7.38%, 02/10/03   ...........................    1,598,904
    1,000,000         National Rural Utilities
                      Cooperative Finance Corp.
                      6.38%, 10/15/04   ...........................    1,073,285
      500,000         NBD Bancorp, Inc., Subordinated Note
                      7.13%, 05/15/07   ...........................      538,782
      500,000         Norfolk Southern Corp., Senior Note
                      7.25%, 02/15/31   ...........................      522,632
    1,000,000         Norfolk Southern Railway Co., Series I
                      5.95%, 04/01/08   ...........................    1,037,866
      545,000         Pepsi Bottling Group, Inc.
                      Senior Note, Series B
                      7.00%, 03/01/29   ...........................      596,928
      160,000         Pepsi Bottling Holdings, Inc.
                      5.63%, 02/17/09 (C)..........................      165,609
    1,620,000         PepsiCo, Inc., MTN
                      5.75%, 01/15/08   ...........................    1,734,263
      175,000         Phillips Petroleum Co.
                      8.50%, 05/25/05   ...........................      197,633
    1,590,000         Pitney Bowes Credit Corp.
                      6.63%, 06/01/02   ...........................    1,627,085
    1,800,000         Potomac Electric Power Co.
                      First Mortgage
                      6.50%, 09/15/05   ...........................    1,911,420
    2,000,000         Potomac Electric Power Co.
                      First Mortgage
                      6.25%, 10/15/07 .............................    2,107,684
    1,500,000         Public Service Electric & Gas
                      Series A, MTN
                      7.19%, 09/06/02   ...........................    1,554,573
    2,000,000         Qwest Corp.
                      7.63%, 06/09/03 (C)..........................    2,098,886
    1,000,000         Southwest Airlines Co.
                      8.75%, 10/15/03 .............................    1,070,030
      300,000         SunTrust Bank of Central Florida
                      Subordinated Note
                      6.90%, 07/01/07 .............................      327,941
    1,000,000         SunTrust Bank, Atlanta
                      Subordinated Note, MTN
                      7.25%, 09/15/06 .............................    1,104,453
    1,000,000         Sysco Corp.
                      7.25%, 04/15/07 .............................    1,106,710
    1,250,000         Sysco Corp., Debenture
                      6.50%, 08/01/28 .............................    1,217,661
    1,000,000         Target Corp.
                      5.95%, 05/15/06 .............................    1,056,555
      200,000         Tele-Communications, Inc., Debenture
                      9.80%, 02/01/12 .............................      248,836
    2,000,000         Tele-Communications, Inc., Senior Note
                      7.25%, 08/01/05 .............................    2,150,246
    1,000,000         Texaco Capital, Inc.
                      8.50%, 02/15/03 .............................    1,074,847
      750,000         Time Warner, Inc.
                      6.95%, 01/15/28 .............................      736,239



  PAR VALUE                                                            VALUE
 -----------                                                        ------------

CORPORATE NOTES AND BONDS (CONTINUED)
$   1,000,000         Tyco International Group S.A., Yankee
                      4.95%, 08/01/03 ............................. $  1,022,932
    2,000,000         Tyco International Group S.A., Yankee
                      6.13%, 01/15/09 .............................    2,045,982
      200,000         Tyco International Group S.A., Yankee
                      6.88%, 01/15/29 .............................      200,536
      230,000         U.S. Bank N.A., Subordinated Note
                      6.38%, 08/01/11 .............................      240,186
    3,250,000         Unilever Capital Corp.
                      6.75%, 11/01/03 .............................    3,477,214
    1,000,000         United Technology Corp.
                      6.50%, 06/01/09 .............................    1,069,428
    2,000,000         United Telecommunications, Inc.
                      9.50%, 04/01/03 .............................    2,162,170
      315,000         Wachovia Corp.
                      7.50%, 07/15/06 .............................      348,034
    1,500,000         Wal-Mart Stores, Inc.
                      7.55%, 02/15/30 .............................    1,794,872
    1,000,000         Weyerhaeuser Co.
                      6.00%, 08/01/06 .............................    1,035,572
      375,000         WorldCom, Inc.
                      8.25%, 05/15/31 .............................      385,060
                                                                    ------------
                      TOTAL CORPORATE NOTES AND BONDS .............  109,257,758
                                                                    ------------
                      (Cost $103,674,856)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 17.34%

                      FEDERAL NATIONAL
                      MORTGAGE ASSOCIATION - 7.56%

      500,000         7.13%, 03/15/07 .............................      572,998
    2,419,504         6.12%, 10/01/08, Pool #380999 ...............    2,576,016
      407,688         6.00%, 01/01/09, Pool #269929 ...............      424,887
    1,555,000         6.38%, 06/15/09 .............................    1,729,061
    1,000,000         7.25%, 01/15/10 .............................    1,169,055
      139,299         6.50%, 03/01/11, Pool #343824 ...............      145,872
      130,982         6.00%, 06/01/14, Pool #484967 ...............      135,075
    1,472,860         6.00%, 06/01/14, Pool #499193 ...............    1,518,887
      683,575         6.00%, 06/01/14, Pool #500131 ...............      704,937
    1,241,475         7.00%, 03/01/15, Pool #535200 ...............    1,303,548
      748,825         7.50%, 06/01/15, Pool #540078 ...............      792,350
      679,783         7.50%, 08/01/15, Pool #548844 ...............      719,295
      484,378         7.50%, 09/01/15, Pool #552002 ...............      512,533
    2,106,018         5.50%, 05/01/16, Pool #357124 ...............    2,133,001
      136,923         7.00%, 07/01/16, Pool #253881 ...............      143,555
      172,563         6.50%, 01/01/26, Pool #303676 ...............      178,818
    2,750,000         6.25%, 05/15/29 .............................    2,997,863
      386,256         8.00%, 12/01/29, Pool #535031 ...............      412,087
      849,241         8.00%, 04/01/30, Pool #526425 ...............      898,337
    1,112,691         8.00%, 04/01/30, Pool #531218 ...............    1,177,018
      430,613         8.00%, 04/01/30, Pool #534220 ...............      455,508
      215,246         8.00%, 04/01/30, Pool #537131 ...............      227,689
      202,536         8.00%, 05/01/30, Pool #534205................      214,245
    1,000,000         7.25%, 05/15/30..............................    1,233,630
    4,826,688         7.50%, 02/01/31, Pool #595387................    5,058,972
    2,341,932         6.00%, 07/01/31, Pool #594716................    2,372,670
    4,854,467         7.00%, 07/01/31, Pool #596213................    5,066,850
      406,088         8.00%, 07/01/31, Pool #593098................      429,438
    7,172,245         6.50%, 08/01/31, Pool #595999................    7,387,412


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001



   PAR VALUE                                                           VALUE
  -----------                                                       ------------



                      FEDERAL NATIONAL
                      MORTGAGE ASSOCIATION (CONTINUED)

$     559,887         7.50%, 08/01/31, Pool #253929 ............... $   586,832
    3,991,058         6.50%, 10/01/31, Pool #254007 ...............    4,110,790
                                                                    ------------
                                                                      47,389,229
                                                                    ------------

                      FEDERAL HOME LOAN
                      MORTGAGE CORPORATION - 3.59%

    3,800,000         6.25%, 07/15/04 .............................    4,104,350
    1,000,000         5.25%, 01/15/06 .............................    1,053,975
      500,000         6.70%, 01/09/07 .............................      560,387
      500,000         5.75%, 03/15/09 .............................      534,716
    1,725,000         6.63%, 09/15/09 .............................    1,953,288
    2,200,000         7.00%, 03/15/10 .............................    2,538,481
    2,500,000         6.00%, 06/15/11 .............................    2,717,140
      348,971         7.50%, 07/01/15, Pool #E80965, Gold .........      369,146
       14,175         7.50%, 08/01/15, Pool #E81252, Gold .........       14,995
      514,930         8.00%, 09/01/15, Pool #E00881, Gold .........      543,573
      243,860         6.50%, 07/01/16, Pool #E00996, Gold .........      253,843
    1,978,373         6.00%, 11/01/28, Pool #C00680, Gold .........    2,017,322
      514,764         7.00%, 04/01/29, Pool #C00756, Gold .........      538,250
      821,766         7.50%, 01/01/30, Pool #C35185, Gold .........      860,800
      150,000         6.75%, 03/15/31 .............................      174,024
      290,673         7.00%, 06/01/31, Pool #C01188, Gold .........      303,117
      297,502         6.50%, 07/01/31, Pool #C55192, Gold .........      306,985
    3,479,997         7.00%, 08/01/31, Pool #C01211, Gold .........    3,628,984
                                                                    ------------
                                                                      22,473,376
                                                                    ------------

                      GOVERNMENT NATIONAL
                      MORTGAGE ASSOCIATION - 3.39%

      135,789         6.00%, 04/15/13, Pool #471839................      141,517
      166,295         6.50%, 05/15/13, Pool #473566................      174,402
      126,014         6.50%, 06/15/13, Pool #476470................      132,158
      219,774         6.50%, 08/15/13, Pool #486453................      230,488
       53,541         6.50%, 11/15/13, Pool #454228................       56,151
      151,470         6.50%, 11/15/13, Pool #477529................      158,854
      654,421         6.50%, 11/15/13, Pool #483663................      686,324
      144,062         6.50%, 11/15/13, Pool #493623................      151,085
    2,053,722         7.00%, 11/15/13, Pool #780921................    2,173,094
      357,298         6.50%, 07/15/14, Pool #494014................      374,382
      243,677         9.00%, 12/15/17, Pool #780201................      268,197
       68,048         7.50%, 06/15/23, Pool #346618................       72,109
      348,525         7.50%, 01/15/26, Pool #417191................      367,585
      166,298         6.50%, 01/15/29, Pool #482909................      171,963
    2,015,522         6.00%, 03/15/29, Pool #476986................    2,050,793
      770,129         6.50%, 03/15/29, Pool #464613................      796,362
      816,003         6.50%, 04/15/29, Pool #473682................      843,798
      793,799         6.50%, 04/15/29, Pool #483349................      820,838
    1,521,213         6.50%, 04/15/29, Pool #488234................    1,573,030
    1,960,251         6.50%, 05/15/29, Pool #487199................    2,027,022
      647,327         7.00%, 05/15/29, Pool #507929................      676,861
      820,828         7.00%, 09/15/29, Pool #510394................      858,278
    1,222,520         7.50%, 09/15/29, Pool #466164................    1,287,849
      671,291         7.50%, 09/15/29, Pool #478707................      707,163
       57,167         7.50%, 09/15/29, Pool #510409................       60,222
      439,059         7.50%, 09/15/29, Pool #510424................      462,521
      667,740         7.50%, 09/15/29, Pool #511482................      703,422



   PAR VALUE                                                           VALUE
  -----------                                                       ------------

                      GOVERNMENT NATIONAL
                      MORTGAGE ASSOCIATION (CONTINUED)

$     161,506         8.50%, 12/15/30, Pool #781222................ $    171,852
    2,543,365         7.00%, 06/15/31, Pool #426776................    2,657,021
      348,927         6.50%, 07/15/31, Pool #555841................      360,812
                                                                    ------------
                                                                      21,216,153
                                                                    ------------

                      U.S. TREASURY BONDS - 1.30%

      500,000         12.00%, 08/15/13.............................      732,149
      950,000         7.50%, 11/15/16..............................    1,210,212
    1,150,000         8.75%, 05/15/17..............................    1,627,160
    1,470,000         8.88%, 08/15/17..............................    2,104,627
    1,300,000         7.88%, 02/15/21..............................    1,751,547
      615,000         6.25%, 05/15/30..............................      733,244
                                                                    ------------
                                                                       8,158,939
                                                                    ------------

                      U.S. TREASURY NOTES - 1.29%

    1,500,000         4.25%, 03/31/03..............................    1,543,302
    1,050,000         5.25%, 05/15/04..............................    1,114,641
      500,000         7.50%, 02/15/05..............................      568,848
      250,000         6.75%, 05/15/05..............................      279,522
      500,000         4.63%, 05/15/06..............................      523,282
      675,000         6.25%, 02/15/07..............................      757,213
    1,000,000         6.13%, 08/15/07..............................    1,119,454
    2,000,000         5.63%, 05/15/08..............................    2,192,344
                                                                    ------------
                                                                       8,098,606
                                                                    ------------

                      FEDERAL FARM CREDIT BANK - 0.17%

    1,000,000         6.00%, 01/07/08, MTN.........................    1,088,414
                                                                    ------------

                      FEDERAL HOME LOAN BANK - 0.04%

      250,000         5.80%, 09/02/08..............................      268,937
                                                                    ------------
                      TOTAL U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS .................................  108,693,654
                                                                    ------------
                      (Cost $102,088,198)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 3.48%
      500,000         Carco Auto Loan Master Trust
                      Series 1999-4, Class A
                      6.43%, 11/15/04 .............................      519,711
    3,310,000         Chase Manhattan Auto Owner Trust
                      Series 2001-A, Class A-4
                      5.07%, 02/15/08 ......................           3,442,151
    1,200,000         Chase Manhattan Auto Owner Trust
                      Series 2001-B, Class A-4
                      3.80%, 05/15/08 .............................    1,199,750
    1,550,000         Chemical Master Credit Card Trust I
                      Series 1996-2, Class A
                      5.98%, 09/15/08 .............................    1,656,723
    1,125,000         Citibank Credit Card Issuance Trust
                      Series 2001-A6, Class A-6
                      5.65%, 06/15/08 .............................    1,186,434
    4,375,000         Discover Card Master Trust I
                      Series 2001-6, Class A
                      5.75%, 12/15/08 .............................    4,630,607


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                                           VALUE
  -----------                                                       ------------



ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (CONTINUED)
$     250,000         Ford Credit Auto Owner Trust
                      Series 2001-D, Series A-3
                      4.31%, 06/15/05 ............................. $    255,918
       25,000         Green Tree Financial Corp.
                      Series 1999-5, Class A-2
                      6.77%, 04/01/31 .............................       25,386
    1,000,000         Honda Auto Receivables Owner Trust
                      Series 2001-2, Class A-4
                      5.09%, 10/18/06 .............................    1,042,166
      900,000         MBNA Master Credit Card Trust
                      Series 2001-A1, Class A-1
                      5.75%, 10/15/08 .............................      954,421
    2,500,000         MBNA Master Credit Card Trust
                      Series II 1999-I, Class A
                      6.40%, 01/18/05 .............................    2,579,076
    1,400,000         Premier Auto Trust Series 1999-3, Class A-4
                      6.43%, 03/08/04 .............................    1,453,955
       51,701         Prudential Home Mortgage Securities Co.
                      Series 1996-7, Class A-1, CMO
                      6.75%, 06/25/11 .............................       51,657
      354,242         Rural Housing Trust
                      Series 1987-1, Class D, CMO
                      6.33%, 04/01/26 .............................      366,116
      250,000         Sears Credit Account Master Trust
                      Series 1996-4, Class A
                      6.45%, 10/16/06 .............................      255,337
      500,000         Toyota Auto Receivables Owner Trust
                      Series 2001-C Class A-4
                      4.72%, 09/15/08 .............................      515,368
    1,600,000         Wells Fargo Auto Trust
                      Series 2001-A, Class A-4
                      5.07%, 03/15/08 .............................    1,665,200
                                                                    ------------
                      TOTAL ASSET-BACKED AND
                      MORTGAGE-BACKED SECURITIES ..................   21,799,976
                                                                    ------------
                      (Cost $20,953,508)

FOREIGN BONDS (A) - 2.78%
    1,500,000         Deutsche Ausgleichsbank
                      7.00%, 06/23/05 .............................    1,662,287
    3,500,000         Diageo Capital Plc
                      6.00%, 03/27/03 .............................    3,647,875
    2,000,000         Diageo Capital Plc, Yankee
                      6.13%, 08/15/05 .............................    2,129,742
      500,000         France Telecom
                      7.75%, 03/01/11 (C)..........................      546,128
      350,000         France Telecom
                      8.50%, 03/01/31 (C)..........................      399,364
    2,720,000         Hydro-Quebec, Series JL
                      6.30%, 05/11/11 .............................    2,923,951
      300,000         Hydro-Quebec, Yankee, Series HH
                      8.50%, 12/01/29 .............................      388,687
    1,610,000         Kingdom of Spain
                      7.00%, 07/19/05 .............................    1,784,455
    1,500,000         Oesterrichische Kontrollbank AG
                      5.50%, 01/20/06 .............................    1,587,075
    1,250,000         Province of Ontario
                      6.00%, 02/21/06 .............................    1,343,426
      400,000         Republic of Italy
                      4.38%, 10/25/06 .............................      401,200


   PAR VALUE                                                           VALUE
  -----------                                                       ------------

FOREIGN BONDS  (CONTINUED)
$     600,000         Republic of Italy, Series D
                      5.25%, 04/05/06 ............................. $    626,782
                                                                    ------------
                      TOTAL FOREIGN BONDS .........................   17,440,972
                                                                    ------------
                      (Cost $16,461,094)

MUNICIPAL SECURITY - 0.29%
    1,500,000         New Jersey State, EDA, State Pension
                      Funding Revenue, Series A, AMT
                      7.43%, 02/15/29
                      Insured: MBIA ...............................    1,796,520
                                                                    ------------
                      TOTAL MUNICIPAL SECURITY ....................    1,796,520
                                                                    ------------
                      (Cost $1,630,805)

    SHARES
   --------

PREFERRED STOCK - 0.03%
        8,000         Hartford Capital II, Series B................      201,920
                                                                    ------------
                      TOTAL PREFERRED STOCK .......................      201,920
                                                                    ------------
                      (Cost $200,000)

   PAR VALUE
  ----------

COMMERCIAL PAPER (B) - 5.40%
    4,000,000         BP Amoco Capital Plc
                      2.62%, 11/01/01 .............................    4,000,000
    4,896,000         Koch Industries, Inc.
                      2.63%, 11/01/01 (D)..........................    4,896,000
   25,000,000         UBS Finance LLC
                      2.65%, 11/01/01 .............................   25,000,000
                                                                    ------------
                      TOTAL COMMERCIAL PAPER ......................   33,896,000
                                                                    ------------
                      (Cost $33,896,000)
TOTAL INVESTMENTS - 99.14%.........................................  621,560,587
                                                                    ------------
(Cost $590,120,417)

NET OTHER ASSETS AND LIABILITIES - 0.86%...........................    5,407,129
                                                                    ------------
NET ASSETS - 100.00%............................................... $626,967,716
                                                                    ============

--------------------------------------------
*      Non-income producing security.
(A)    U.S. Dollar Denominated
(B)    Discount yield at time of purchase.
(C) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At October 31, 2001 these securities amounted to $7,130,276 or 1.14% of net assets.
(D)    Security exempt from registration under section 4(2) of the
       Securities Act of 1933, as amended. This security may only be resold in an exempt transaction to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. At October 31, 2001, this security amounted to $4,896,000 or 0.78% of net assets.
ADR    American Depositary Receipt
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to federal AMT for individuals.
CMO    Collateralized Mortgage Obligation
EDA    Economic Development Authority
MBIA   Municipal Bond Insurance Association
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


    SHARES                                                             VALUE
  ----------                                                        ------------


COMMON STOCKS - 96.67%

                      FINANCE - 20.39%

       70,000         American International Group, Inc.            $  5,502,000
       90,000         Bank of America Corp.........................    5,309,100
      185,000         Citigroup, Inc...............................    8,421,200
      350,000         Equity Office Properties Trust, REIT ........    9,975,000
      110,000         Fannie Mae...................................    8,905,600
       70,000         Morgan (J.P.) Chase & Co.....................    2,475,200
      240,000         Simon Property Group, Inc....................    6,600,000
      350,000         U.S. Bancorp.................................    6,223,000
      175,000         Wells Fargo & Co.............................    6,912,500
                                                                    ------------
                                                                      60,323,600
                                                                    ------------

                      CONSUMER STAPLES - 19.42%

      110,000         Abbott Laboratories.........................     5,827,800
      100,000         American Home Products Corp.................     5,583,000
      125,000         Baxter International, Inc...................     6,046,250
      100,000         Bristol-Myers Squibb Co.....................     5,345,000
       90,000         Johnson & Johnson Co........................     5,211,900
      130,000         Merck & Co., Inc............................     8,295,300
      175,000         Pfizer, Inc.................................     7,332,500
      195,000         Pharmacia Corp..............................     7,901,400
       80,000         Procter & Gamble Co.........................     5,902,400
                                                                    ------------
                                                                      57,445,550
                                                                    ------------

                      TECHNOLOGY - 13.62%

      175,000         Automatic Data Processing, Inc...............    9,040,500
      125,000         Electronic Data Systems Corp.................    8,046,250
      230,000         Hewlett-Packard Co...........................    3,870,900
       75,000         IBM Corp.....................................    8,105,250
      220,000         Intel Corp...................................    5,372,400
      235,000         Molex, Inc., Class A.........................    5,839,750
                                                                    ------------
                                                                      40,275,050
                                                                    ------------

                      ENERGY - 11.49%

      160,000         Baker Hughes, Inc............................    5,732,800
       50,000         BP Plc, ADR..................................    2,417,000
      280,000         Conoco, Inc..................................    7,196,000
      220,000         Exxon Mobil Corp.............................    8,679,000
      100,000         Halliburton Co...............................    2,469,000
      130,000         Kerr-McGee Corp..............................    7,488,000
                                                                    ------------
                                                                      33,981,800
                                                                    ------------

                      CONSUMER CYCLICAL - 8.35%

      250,000         Ford Motor Co. ..............................    4,012,500
      150,000         Home Depot, Inc. ............................    5,734,500
      210,000         McDonald's Corp. ............................    5,474,700
      200,000         Target Corp. ................................    6,230,000
      100,000         Walgreen Co. ................................    3,238,000
                                                                    ------------
                                                                      24,689,700
                                                                    ------------


    SHARES                                                             VALUE
  ----------                                                        ------------

                      COMMUNICATIONS - 7.28%

      250,000         Cisco Systems, Inc.* ........................ $  4,230,000
      225,000         SBC Communications, Inc. ....................    8,574,750
      175,000         Verizon Communications, Inc. ................    8,716,750
                                                                    ------------
                                                                      21,521,500
                                                                    ------------

                      UTILITIES - 6.69%

      225,000         TXU Corp. ...................................   10,314,000
      350,000         WGL Holdings, Inc. ..........................    9,471,000
                                                                    ------------
                                                                      19,785,000
                                                                    ------------

                      INDUSTRIAL - 6.54%

      240,000         General Electric Co. ........................    8,738,400
       50,000         Minnesota Mining & Manufacturing Co. ........    5,219,000
      100,000         United Technologies Corp. ...................    5,389,000
                                                                    ------------
                                                                      19,346,400
                                                                    ------------

                      BASIC MATERIALS - 2.89%

      130,000         Dow Chemical Co. ............................    4,322,500
       85,000         Weyerhaeuser Co. ............................    4,242,350
                                                                    ------------
                                                                       8,564,850
                                                                    ------------
                      TOTAL COMMON STOCKS .........................  285,933,450
                                                                    ------------
                      (Cost $290,384,998)

   PAR VALUE
  -----------

U.S. GOVERNMENT OBLIGATION - 0.73%

                      U.S. TREASURY BOND - 0.73%

$   1,700,000         7.50%, 11/15/16..............................    2,165,642
                                                                    ------------
                      TOTAL U.S. GOVERNMENT OBLIGATION ............    2,165,642
                                                                    ------------
                      (Cost $1,678,090)

REPURCHASE AGREEMENT - 2.39%
    7,076,000         Repurchase Agreement with:
                      Credit Suisse First Boston Corp.
                      2.58% Due 11/01/2001, dated 10/31/2001
                      Repurchase Price $7,076,507
                      (Collateralized by U.S. Treasury
                      Bonds & Notes, 2.75% - 8.13%, Due 02/28/2003
                      - 08/15/2022; Total Par $6,321,094,
                      Market Value $7,217,565).....................    7,076,000
                                                                    ------------
                      TOTAL REPURCHASE AGREEMENT...................    7,076,000
                                                                    ------------
                      (Cost $7,076,000)

TOTAL INVESTMENTS - 99.79%.........................................  295,175,092
                                                                    ------------
(Cost $299,139,088)

NET OTHER ASSETS AND LIABILITIES - 0.21%...........................      625,532
                                                                    ------------

NET ASSETS - 100.00%............................................... $295,800,624
                                                                    ============

--------------------------------------------
*      Non-income producing security.
REIT   Real Estate Investment Trust

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


     SHARES                                                            VALUE
  -----------                                                       ------------


COMMON STOCKS - 97.03%

                      CONSUMER STAPLES - 23.90%

      257,600         American Home Products Corp. ................ $ 14,381,808
      320,000         Anheuser-Busch Cos., Inc. ...................   13,331,200
      281,500         Avery Dennison Corp. ........................   13,033,450
      217,500         Bristol-Myers Squibb Co. ....................   11,625,375
      523,200         Elan Corp. Plc, ADR* ........................   23,884,080
      170,000         Forest Laboratories, Inc.* ..................   12,644,600
      320,000         Genzyme Corp.* ..............................   17,264,000
      160,000         Guidant Corp.* ..............................    6,641,600
      593,850         HEALTHSOUTH Corp.* ..........................    7,731,927
      294,700         Johnson & Johnson Co. .......................   17,066,077
      170,000         Medtronic, Inc. .............................    6,851,000
      172,000         Merck & Co., Inc. ...........................   10,975,320
      240,950         PepsiCo, Inc. ...............................   11,736,675
      408,800         Pharmacia Corp. .............................   16,564,576
                                                                    ------------
                                                                     183,731,688
                                                                    ------------

                      FINANCE - 17.83%

      323,600         ACE, Ltd. ...................................   11,406,900
      166,850         American International Group, Inc. ..........   13,114,410
      250,000         Bank of America Corp. .......................   14,747,500
      419,160         Bank One Corp. ..............................   13,911,920
      138,000         Chubb Corp. .................................    9,425,400
      100,000         CIGNA Corp. .................................    7,290,000
      466,400         Citigroup, Inc. .............................   21,230,528
      194,400         Countrywide Credit Industries, Inc. .........    7,762,392
      255,000         Lincoln National Corp. ......................   10,799,250
      384,060         Morgan (J.P.) Chase & Co. ...................   13,580,362
      350,150         Wells Fargo & Co. ...........................   13,830,925
                                                                    ------------
                                                                     137,099,587
                                                                    ------------

                      TECHNOLOGY - 11.71%

      400,400         Avnet, Inc. .................................    8,260,252
      191,500         Computer Sciences Corp.* ....................    6,876,765
      260,000         Electronic Data Systems Corp. ...............   16,736,200
      459,000         Hewlett-Packard Co. .........................    7,724,970
      138,800         IBM Corp. ...................................   15,000,116
      400,000         Intel Corp. .................................    9,768,000
      246,500         Microsoft Corp.* ............................   14,333,975
      404,600         Texas Instruments, Inc. .....................   11,324,754
                                                                    ------------
                                                                      90,025,032
                                                                    ------------

                      INDUSTRIAL - 10.15%

      383,600         General Electric Co. ........................   13,966,876
      324,700         Honeywell International, Inc. ...............    9,594,885
      163,900         Minnesota Mining & Manufacturing Co. ........   17,107,882
      382,300         Tyco International, Ltd. ....................   18,786,222
      214,700         United Technologies Corp. ...................   11,570,183
      287,500         Waste Management, Inc. ......................    7,043,750
                                                                    ------------
                                                                      78,069,798
                                                                    ------------


     SHARES                                                            VALUE
  -----------                                                       ------------

                      ENERGY - 9.61%

      378,600         Baker Hughes, Inc. .......................... $ 13,565,238
      270,000         BP Amoco Plc, ADR ...........................   13,051,800
      408,108         Exxon Mobil Corp. ...........................   16,099,861
      139,550         Kerr-McGee Corp. ............................    8,038,080
      236,700         Schlumberger, Ltd. ..........................   11,461,014
      386,000         Transocean Sedco Forex, Inc. ................   11,637,900
                                                                    ------------
                                                                      73,853,893
                                                                    ------------

                      COMMUNICATIONS - 9.26%

      225,260         AT&T Wireless Services, Inc.* ...............    3,252,754
      250,000         Cisco Systems, Inc.* ........................    4,230,000
      422,000         Harris Corp. ................................   14,466,160
      675,000         Motorola, Inc. ..............................   11,049,750
      113,000         Omnicom Group, Inc. .........................    8,676,140
      475,000         Qwest Communications International, Inc. ....    6,151,250
      299,700         SBC Communications, Inc. ....................   11,421,567
      239,740         Verizon Communications, Inc. ................   11,941,449
                                                                    ------------
                                                                      71,189,070
                                                                    ------------

                      CONSUMER CYCLICAL - 7.18%

      351,864         Ford Motor Co. ..............................    5,647,417
      519,250         Lowe's Cos., Inc. ...........................   17,706,425
      352,950         McDonald's Corp. ............................    9,201,407
      362,000         Sherwin-Williams Co. ........................    8,818,320
      950,000         Staples, Inc.* ..............................   13,851,000
                                                                    ------------
                                                                      55,224,569
                                                                    ------------

                      BASIC MATERIALS - 5.92%

      313,000         CenturyTel, Inc. ............................    9,890,800
      396,400         Pall Corp. ..................................    8,046,920
      167,100         PPG Industries, Inc. ........................    8,159,493
      190,200         Praxair, Inc. ...............................    8,973,636
      868,200         Solutia, Inc. ...............................   10,418,400
                                                                    ------------
                                                                      45,489,249
                                                                    ------------

                      TRANSPORTATION - 1.47%

      128,700         British Airways Plc, ADR ....................    2,773,485
      318,000         Burlington Northern Santa Fe Corp. ..........    8,544,660
                                                                    ------------
                                                                      11,318,145
                                                                    ------------
                      TOTAL COMMON STOCKS .........................  746,001,031
                                                                    ------------
                      (Cost $642,527,145)

TOTAL INVESTMENTS - 97.03%.........................................  746,001,031
                                                                    ------------
(Cost $642,527,145)

NET OTHER ASSETS AND LIABILITIES - 2.97%...........................   22,864,989
                                                                    ------------

NET ASSETS - 100.00%............................................... $768,866,020
                                                                    ============

--------------------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


     SHARES                                                            VALUE
  -----------                                                       ------------



COMMON STOCKS - 89.64%

                      TECHNOLOGY - 15.56%

      210,000         Agere Systems, Inc.* ........................ $    966,000
      140,000         American Management Systems, Inc.* ..........    1,845,200
      145,000         BMC Software, Inc.* .........................    2,185,150
       60,000         Computer Sciences Corp.* ....................    2,154,600
       65,000         Dell Computer Corp.* ........................    1,558,700
       65,000         Diebold, Inc. ...............................    2,359,500
       15,000         IBM Corp. ...................................    1,621,050
       40,000         Intel Corp. .................................      976,800
       22,000         Microsoft Corp.* ............................    1,279,300
      110,000         Molex, Inc., Class A ........................    2,733,500
                                                                    ------------
                                                                      17,679,800
                                                                    ------------

                      FINANCE - 14.96%

      100,000         ACE, Ltd. ...................................    3,525,000
       60,000         American Express Co. ........................    1,765,800
       30,800         Bank of America Corp. .......................    1,816,892
        3,000         Charter One Financial, Inc. .................       81,750
      275,500         Conseco, Inc. ...............................      823,745
       40,000         John Hancock Financial Services, Inc. .......    1,363,200
       45,000         MBIA, Inc. ..................................    2,072,700
       45,000         Morgan (J.P.) Chase & Co. ...................    1,591,200
       82,000         UnumProvident Corp. .........................    1,839,260
       70,000         Washington Mutual, Inc. .....................    2,113,300
                                                                    ------------
                                                                      16,992,847
                                                                    ------------

                      CONSUMER STAPLES - 13.89%

       35,000         Abbott Laboratories .........................    1,854,300
       45,000         Bristol-Myers Squibb Co. ....................    2,405,250
       90,000         Elan Corp. Plc, ADR* ........................    4,108,500
       50,000         Guidant Corp.* ..............................    2,075,500
       35,000         Merck & Co., Inc. ...........................    2,233,350
       40,000         Pharmacia Corp. .............................    1,620,800
       20,000         Procter & Gamble Co. ........................    1,475,600
                                                                    ------------
                                                                      15,773,300
                                                                    ------------

                      ENERGY - 13.15%

       70,000         Baker Hughes, Inc. ..........................    2,508,100
       90,000         BJ Services Co.* ............................    2,303,100
       28,000         Kerr-McGee Corp. ............................    1,612,800
       75,000         National-Oilwell, Inc.* .....................    1,389,000
       49,000         Noble Affiliates, Inc. ......................    1,811,530
       60,000         Noble Drilling Corp.* .......................    1,833,000
      100,000         Ocean Energy, Inc. ..........................    1,825,000
       35,000         Smith International, Inc.* ..................    1,655,500
                                                                    ------------
                                                                      14,938,030
                                                                    ------------


     SHARES                                                            VALUE
  -----------                                                       ------------

                      CONSUMER CYCLICAL - 12.33%

       60,000         Centex Corp. ................................ $  2,295,600
       60,000         CVS Corp. ...................................    1,434,000
       43,000         Grainger (W.W.), Inc. .......................    1,861,900
       46,000         Lowe's Cos., Inc. ...........................    1,568,600
      215,000         Office Depot, Inc.* .........................    2,924,000
       51,000         TJX Cos., Inc. ..............................    1,723,800
      185,000         Visteon Corp. ...............................    2,201,500
                                                                    ------------
                                                                      14,009,400
                                                                    ------------

                      COMMUNICATIONS - 8.52%

       70,000         AT&T Corp. ..................................    1,067,500
       22,526         AT&T Wireless Services, Inc.* ...............      325,275
       30,000         Gannett Co., Inc. ...........................    1,896,000
       80,000         Harte-Hanks, Inc. ...........................    1,864,000
       48,000         Meredith Corp. ..............................    1,584,000
       80,000         Nokia Corp., Class A, ADR ...................    1,640,800
       65,000         Sprint Corp.-FON Group ......................    1,300,000
                                                                    ------------
                                                                       9,677,575
                                                                    ------------

                      INDUSTRIAL - 7.08%

       50,000         Celestica, Inc.* ............................    1,716,000
       80,000         Sonoco Products Co. .........................    1,877,600
       60,000         Textron, Inc. ...............................    1,899,000
       52,000         Tyco International, Ltd. ....................    2,555,280
                                                                    ------------
                                                                       8,047,880
                                                                    ------------

                      BASIC MATERIALS - 2.99%

       50,000         Dow Chemical Co. ............................    1,662,500
       42,000         Nucor Corp. .................................    1,734,600
                                                                    ------------
                                                                       3,397,100
                                                                    ------------

                      UTILITIES - 1.16%

       95,000         AES Corp.*...................................    1,315,750
                                                                    ------------
                      TOTAL COMMON STOCKS .........................  101,831,682
                                                                    ------------
                      (Cost $98,557,131)


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                                           VALUE
  ------------                                                      ------------

REPURCHASE AGREEMENT - 10.32%
  $11,720,000         Repurchase Agreement with:
                      Credit Suisse First Boston
                      2.58% Due 11/01/2001, dated 10/31/2001,
                      Repurchase Price $11,720,840
                      (Collateralized by U.S. Treasury
                      Bonds & Notes, 2.75% - 8.13%, Due 02/28/2003
                      - 08/15/2022; Total Par $10,469,648,
                      Market Value $11,954,475).................... $ 11,720,000
                                                                    ------------
                      TOTAL REPURCHASE AGREEMENT ..................   11,720,000
                                                                    ------------
                      (Cost $11,720,000)

TOTAL INVESTMENTS - 99.96%.........................................  113,551,682
                                                                    ------------
(Cost $110,277,131)

NET OTHER ASSETS AND LIABILITIES - 0.04%...........................       43,019
                                                                    ------------

NET ASSETS - 100.00%............................................... $113,594,701
                                                                    ============

--------------------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001

     SHARES                                                            VALUE
  ------------                                                      ------------


COMMON STOCKS - 95.61%

                      CONSUMER STAPLES - 20.61%

      167,200         Alpharma, Inc., Class A ..................... $  4,631,440
       41,600         Barr Laboratories, Inc.* ....................    3,028,480
       96,400         Beckman Coulter, Inc. .......................    4,094,108
      162,000         Brinker International, Inc.* ................    4,114,800
      250,000         Caremark Rx, Inc.* ..........................    3,350,000
      350,000         Cendant Corp.* ..............................    4,536,000
      140,000         Convergys Corp.* ............................    3,934,000
      129,400         Elan Corp. Plc, ADR* ........................    5,907,110
      148,100         ICN Pharmaceuticals, Inc. ...................    3,585,501
      317,500         IVAX Corp.* .................................    6,524,625
      288,100         Kroger Co.* .................................    7,046,926
       92,100         Merck & Co., Inc. ...........................    5,876,901
      180,000         Omnicare, Inc. ..............................    3,578,400
       38,200         Schering-Plough Corp. .......................    1,420,276
       68,000         Trigon Healthcare, Inc.* ....................    4,174,520
       72,000         Wellpoint Health Networks, Inc.* ............    8,034,480
                                                                    ------------
                                                                      73,837,567
                                                                    ------------

                      CONSUMER CYCLICAL - 16.49%

       86,800         AMR Corp.* ..................................    1,579,760
       84,500         Brunswick Corp. .............................    1,511,705
      255,000         Carnival Corp. ..............................    5,553,900
      156,700         Centex Corp. ................................    5,995,342
      309,700         Circuit City Stores-Circuit City Group ......    4,249,084
      129,500         CVS Corp. ...................................    3,095,050
      270,000         Dollar General Corp. ........................    3,858,300
       80,000         Home Depot, Inc. ............................    3,058,400
       80,000         International Game Technology* ..............    4,084,000
      466,500         Intimate Brands, Inc. .......................    5,294,775
      185,600         Jones Apparel Group, Inc.* ..................    5,122,560
      104,000         KB Home .....................................    3,073,200
      131,050         Office Depot, Inc.* .........................    1,782,280
      300,000         Royal Carribean Cruises, Ltd. ...............    3,300,000
       96,200         Talbots, Inc. ...............................    2,741,700
      141,500         TJX Cos., Inc. ..............................    4,782,700
                                                                    ------------
                                                                      59,082,756
                                                                    ------------

                      TECHNOLOGY - 14.57%

       60,000         Affiliated Computer Services, Inc.
                      Class A* ....................................    5,283,000
      300,000         Cadence Design Systems, Inc.* ...............    6,342,000
      255,621         Compaq Computer Corp. .......................    2,236,684
      202,900         Computer Associates International, Inc. .....    6,273,668
      122,600         Computer Sciences Corp.* ....................    4,402,566
      132,600         EMC Corp.* ..................................    1,633,632
       70,000         First Data Corp. ............................    4,729,900
      163,800         International Rectifier Corp.* ..............    5,751,018
       90,000         NVIDIA Corp.* ...............................    3,857,400
      500,000         Oracle Corp.* ...............................    6,780,000
      300,000         Siebel Systems, Inc.* .......................    4,899,000
                                                                    ------------
                                                                      52,188,868
                                                                    ------------



     SHARES                                                            VALUE
  ------------                                                      ------------

                      FINANCE - 14.05%

       99,300         Bank of America Corp. ....................... $  5,857,707
      120,000         Capital One Financial Corp. .................    4,957,200
      276,990         Charter One Financial, Inc. .................    7,547,978
       56,766         Citigroup, Inc. .............................    2,583,988
       59,300         Comerica, Inc. ..............................    2,733,137
      111,500         Golden West Financial Corp. .................    5,418,900
      120,000         GreenPoint Financial Corp. ..................    3,846,000
      102,900         Household International, Inc. ...............    5,381,670
       44,900         MBIA, Inc. ..................................    2,068,094
      152,000         MBNA Corp. ..................................    4,196,720
       69,800         Merrill Lynch & Co., Inc. ...................    3,050,958
      118,700         SouthTrust Corp. ............................    2,689,742
                                                                    ------------
                                                                      50,332,094
                                                                    ------------

                      INDUSTRIAL - 11.37%

      140,000         Celestica, Inc.* ............................    4,804,800
      133,700         FedEx Corp.* ................................    5,492,396
      250,000         Flextronics International, Ltd.* ............    4,975,000
      160,000         Honeywell International, Inc. ...............    4,728,000
       47,200         Illinois Tool Works, Inc. ...................    2,699,840
      120,000         Precision Castparts Corp. ...................    2,728,800
       56,100         Solectron Corp.* ............................      690,030
      220,400         Tyco International, Ltd. ....................   10,830,456
       70,000         United Technologies Corp. ...................    3,772,300
                                                                    ------------
                                                                      40,721,622
                                                                    ------------

                      ENERGY - 7.35%

       79,800         Anadarko Petroleum Corp. ....................    4,552,590
       72,300         Apache Corp. ................................    3,730,680
       54,500         Baker Hughes, Inc. ..........................    1,952,735
      278,500         BJ Services Co.* ............................    7,126,815
      300,000         Enron Corp. (A) .............................    4,170,000
       40,200         Kerr-McGee Corp. ............................    2,315,520
       45,400         Phillips Petroleum Co. ......................    2,470,214
                                                                    ------------
                                                                      26,318,554
                                                                    ------------

                      UTILITIES - 5.76%

      260,000         Calpine Corp.* ..............................    6,435,000
      166,700         Constellation Energy Group, Inc. ............    3,729,079
       75,000         Pinnacle West Capital Corp. .................    3,161,250
       80,000         PPL Corp. ...................................    2,732,000
      100,000         TXU Corp. ...................................    4,584,000
                                                                    ------------
                                                                      20,641,329
                                                                    ------------

                      COMMUNICATIONS - 3.29%

      185,300         AOL Time Warner, Inc.* ......................    5,783,213
       50,000         Reader's Digest Association, Class A ........      885,000
      150,000         Telefonos de Mexico SA, ADR .................    5,109,000
                                                                    ------------
                                                                      11,777,213
                                                                    ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


     SHARES                                                            VALUE
  ------------                                                      ------------


                      BASIC MATERIALS - 2.12%

      155,900         Georgia-Pacific Group ...................... $  4,327,784
       87,200         Sigma Aldrich Corp. ........................    3,271,744
                                                                   ------------
                                                                      7,599,528
                                                                   ------------
                      TOTAL COMMON STOCKS ........................  342,499,531
                                                                   ------------
                      (Cost $343,697,781)

   PAR VALUE
  ------------

                      REPURCHASE AGREEMENT - 5.05%
  $18,091,000         Repurchase Agreement with:
                      Credit Suisse First Boston Corp.
                      2.58%, Due 11/01/2001, dated 10/31/2001,
                      Repurchase Price $18,092,297
                      (Collateralized by U.S. Treasury
                      Bonds & Notes, 2.75% - 8.13%, Due 02/28/2003
                      - 08/15/2022; Total Par $16,160,955,
                      Market Value $18,452,935)...................   18,091,000
                                                                   ------------
                      TOTAL REPURCHASE AGREEMENT .................   18,091,000
                                                                   ------------
                      (Cost $18,091,000)

TOTAL INVESTMENTS - 100.66%.......................................  360,590,531
                                                                   ------------
(Cost $361,788,781)

NET OTHER ASSETS AND LIABILITIES - (0.66)%........................   (2,378,379)
                                                                   ------------

NET ASSETS - 100.00%.............................................. $358,212,152
                                                                   ============

--------------------------------------------
*      Non-income producing security.
(A) As of October 31, 2001, the Fund held shares of Enron Corp., representing 1.16% of net assets. Enron Corp. filed for bankruptcy protection under Chapter 11 on December 2, 2001.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
LARGE CAP VALUE FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


     SHARES                                                           VALUE
  ------------                                                     ------------



COMMON STOCKS - 95.22%

                      CONSUMER STAPLES - 25.81%

      100,000         Bristol-Myers Squibb Co. ................... $  5,345,000
      100,000         Colgate-Palmolive Co. ......................    5,752,000
      160,000         Gillette Co. ...............................    4,974,400
      100,000         GlaxoSmithKline Plc, ADR ...................    5,330,000
      110,000         Johnson & Johnson Co. ......................    6,370,100
       85,000         Kimberly-Clark Corp. .......................    4,718,350
       90,000         Merck & Co., Inc. ..........................    5,742,900
      110,000         PepsiCo, Inc. ..............................    5,358,100
      160,000         Pfizer, Inc. ...............................    6,704,000
                                                                   ------------
                                                                     50,294,850
                                                                   ------------

                      FINANCE - 17.96%

      110,000         American Express Co. .......................    3,237,300
       70,000         American International Group, Inc. .........    5,502,000
       70,000         Bank of America Corp. ......................    4,129,300
      120,000         Bank of New York Co., Inc. .................    4,081,200
      150,000         Citigroup, Inc. ............................    6,828,000
       50,000         Mellon Financial Corp. .....................    1,680,000
      140,000         Morgan (J.P.) Chase & Co. ..................    4,950,400
       25,000         Morgan Stanley, Dean Witter & Co. ..........    1,223,000
       85,000         Wells Fargo & Co. ..........................    3,357,500
                                                                   ------------
                                                                     34,988,700
                                                                   ------------

                      INDUSTRIAL - 13.83%

      100,000         Burlington Northern Santa Fe Corp. .........    2,687,000
       60,000         Emerson Electric Co. .......................    2,941,200
      140,000         General Electric Co. .......................    5,097,400
      100,000         Masco Corp. ................................    1,983,000
       60,000         Textron, Inc. ..............................    1,899,000
      100,000         Tyco International, Ltd. ...................    4,914,000
       60,000         Union Pacific Corp. ........................    3,120,600
       80,000         United Technologies Corp. ..................    4,311,200
                                                                   ------------
                                                                     26,953,400
                                                                   ------------

                      TECHNOLOGY - 12.27%

       70,000         Electronic Data Systems Corp. ..............    4,505,900
       50,000         IBM Corp. ..................................    5,403,500
      190,000         Intel Corp. ................................    4,639,800
      100,000         Microsoft Corp.* ...........................    5,815,000
      100,000         Sun Microsystems, Inc.* ....................    1,015,000
       90,000         Texas Instruments, Inc. ....................    2,519,100
                                                                   ------------
                                                                     23,898,300
                                                                   ------------

     SHARES                                                           VALUE
  ------------                                                     ------------

                      COMMUNICATIONS - 12.24%

      130,000         AOL Time Warner, Inc.* ..................... $  4,057,300
      140,000         BellSouth Corp. ............................    5,180,000
      100,000         Cisco Systems, Inc.* .......................    1,692,000
      100,000         Disney (Walt) Co. ..........................    1,859,000
       80,000         Gannett Co., Inc. ..........................    5,056,000
       20,000         McGraw-Hill Cos., Inc. .....................    1,051,600
      130,000         SBC Communications, Inc. ...................    4,954,300
                                                                   ------------
                                                                     23,850,200
                                                                   ------------

                      ENERGY - 9.65%

      100,000         BP Plc, ADR ................................    4,834,000
       30,000         El Paso Corp. ..............................    1,471,800
       90,000         Enron Corp. (A) ............................    1,251,000
      170,000         Exxon Mobil Corp. ..........................    6,706,500
       90,000         Royal Dutch Petroleum Co. ..................
                      New York Shares ............................    4,545,900
                                                                   ------------
                                                                     18,809,200
                                                                   ------------

                      CONSUMER CYCLICAL - 3.46%

       60,000         CVS Corp. ..................................    1,434,000
      170,000         Target Corp. ...............................    5,295,500
                                                                   ------------
                                                                      6,729,500
                                                                   ------------
                      TOTAL COMMON STOCKS ........................  185,524,150
                                                                   ------------
                      (Cost $148,192,095)

   PAR VALUE
  ------------

                      REPURCHASE AGREEMENT - 4.96%
$   9,676,000         Repurchase Agreement with:
                      Credit Suisse First Boston Corp.
                      2.58%, Due 11/01/2001, dated 10/31/2001,
                      Repurchase Price $9,676,693
                      (Collateralized by U.S. Treasury
                      Bonds & Notes, 2.75% - 8.13%, Due 02/28/2003
                      - 08/15/2022; Total Par $8,643,712,
                      Market Value $9,869,582)....................    9,676,000
                                                                   ------------
                      TOTAL REPURCHASE AGREEMENT .................    9,676,000
                                                                   ------------
                      (Cost $9,676,000)

TOTAL INVESTMENTS - 100.18%.......................................  195,200,150
                                                                   ------------
(Cost $157,868,095)

NET OTHER ASSETS AND LIABILITIES - (0.18)%........................     (355,645)
                                                                   ------------

NET ASSETS - 100.00%.............................................. $194,844,505
                                                                   ============

--------------------------------------------
*      Non-income producing security.
(A) As of October 31, 2001, the Fund held shares of Enron Corp., representing 0.64% of net assets. Enron Corp. filed for bankruptcy protection under Chapter 11 on December 2, 2001.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


     SHARES                                                            VALUE
  ------------                                                      ------------


COMMON STOCKS - 97.18%

                      CONSUMER STAPLES - 28.48%

      250,000         Amgen, Inc.* ............................... $  14,205,000
      500,000         Anheuser-Busch Cos., Inc. ..................    20,830,000
      625,000         Baxter International, Inc. .................    30,231,250
      350,000         Bristol-Myers Squibb Co. ...................    18,707,500
    1,000,000         Cendant Corp.* .............................    12,960,000
       50,000         Coca-Cola Enterprises, Inc. ................       917,500
      575,000         Costco Wholesale Corp.* ....................    21,752,250
      625,000         Elan Corp. Plc, ADR* .......................    28,531,250
      165,000         Forest Laboratories, Inc.* .................    12,272,700
      475,000         Johnson & Johnson Co. ......................    27,507,250
      400,000         Kraft Foods, Inc. ..........................    13,500,000
      450,000         Medtronic, Inc. ............................    18,135,000
      325,000         Merck & Co., Inc. ..........................    20,738,250
      450,000         PepsiCo, Inc. ..............................    21,919,500
      725,000         Pfizer, Inc. ...............................    30,377,500
      550,000         Pharmacia Corp. ............................    22,286,000
      250,000         Procter & Gamble Co. .......................    18,445,000
      550,000         Tenet Healthcare Corp.* ....................    31,636,000
       35,000         Zimmer Holdings, Inc.* .....................     1,081,850
                                                                   -------------
                                                                     366,033,800
                                                                   -------------

                      FINANCE - 16.87%

      500,000         American International Group, Inc. .........    39,300,000
      766,666         Citigroup, Inc. ............................    34,898,636
      350,000         Fannie Mae .................................    28,336,000
      375,000         Goldman Sachs Group, Inc. ..................    29,310,000
      500,000         Mellon Financial Corp. .....................    16,800,000
      839,300         Morgan (J.P.) Chase & Co. ..................    29,677,648
      600,000         U.S. Bancorp ...............................    10,668,000
      400,000         Washington Mutual, Inc. ....................    12,076,000
      400,000         Wells Fargo & Co. ..........................    15,800,000
                                                                   -------------
                                                                     216,866,284
                                                                   -------------

                      INDUSTRIAL - 14.61%

      300,000         Celestica, Inc.* ...........................    10,296,000
      900,000         Flextronics International, Ltd.* ...........    17,910,000
      875,000         General Electric Co. .......................    31,858,750
      410,000         Illinois Tool Works, Inc. ..................    23,452,000
      300,000         Maxim Integrated Products, Inc.* ...........    13,725,000
      175,000         Minnesota Mining & Manufacturing Co. .......    18,266,500
      800,000         Solectron Corp.* ...........................     9,840,000
      750,000         Tyco International, Ltd. ...................    36,855,000
      475,000         United Technologies Corp. ..................    25,597,750
                                                                   -------------
                                                                     187,801,000
                                                                   -------------


     SHARES                                                            VALUE
  ------------                                                     -------------

                      TECHNOLOGY - 13.66%

      300,000         Applied Materials, Inc.* ................... $  10,233,000
      625,000         Automatic Data Processing, Inc. ............    32,287,500
      250,000         Electronic Data Systems Corp. ..............    16,092,500
      600,000         EMC Corp.* .................................     7,392,000
      336,400         Genentech, Inc.* ...........................    17,576,900
      275,000         IBM Corp. ..................................    29,719,250
      500,000         Intel Corp. ................................    12,210,000
      350,000         Microsoft Corp.* ...........................    20,352,500
      400,000         Siebel Systems, Inc.* ......................     6,532,000
      400,000         Teradyne, Inc.* ............................     9,220,000
      500,000         Texas Instruments, Inc. ....................    13,995,000
                                                                   -------------
                                                                     175,610,650
                                                                   -------------

                      ENERGY - 9.45%

      400,000         Baker Hughes, Inc. .........................    14,332,000
      650,000         BP Amoco Plc, ADR ..........................    31,421,000
      760,000         Conoco, Inc. ...............................    19,532,000
      250,000         El Paso Corp. ..............................    12,265,000
      245,000         Kerr-McGee Corp. ...........................    14,112,000
      500,000         National-Oilwell, Inc.* ....................     9,260,000
      300,000         Transocean Sedco Forex, Inc. ...............     9,045,000
      400,000         Williams Cos., Inc. ........................    11,548,000
                                                                   -------------
                                                                     121,515,000
                                                                   -------------

                      COMMUNICATIONS - 8.54%

      850,000         American Tower Corp., Class A* .............     9,367,000
      450,000         AOL Time Warner, Inc.* .....................    14,044,500
       48,000         AT&T Wireless Services, Inc.* ..............       693,120
    1,000,000         Cisco Systems, Inc.* .......................    16,920,000
      600,000         EchoStar Communications Corp.
                      Class A* ...................................    13,914,000
      750,000         JDS Uniphase Corp.* ........................     5,992,500
      800,000         Liberty Media Corp., Series A* .............     9,352,000
      750,000         Nokia Corp., ADR ...........................    15,382,500
      650,000         Qwest Communications International, Inc.* ..     8,417,500
      123,300         VeriSign, Inc.* ............................     4,772,944
      300,000         Viacom, Inc., Class B* .....................    10,953,000
                                                                   -------------
                                                                     109,809,064
                                                                   -------------

                      CONSUMER CYCLICAL - 4.53%

      400,000         Bed, Bath & Beyond, Inc.* ..................    10,024,000
      400,000         CVS Corp. ..................................     9,560,000
      760,000         Home Depot, Inc. ...........................    29,054,800
      705,000         Office Depot, Inc.* ........................     9,588,000
                                                                   -------------
                                                                      58,226,800
                                                                   -------------

                      BASIC MATERIALS - 1.04%

      400,000         Dow Chemical Co.............................    13,300,000
                                                                   -------------
                      TOTAL COMMON STOCKS ........................ 1,249,162,598
                                                                   -------------
                      (Cost $1,122,970,958)


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


    PAR VALUE                                                        VALUE
  ------------                                                   --------------



                      REPURCHASE AGREEMENT - 2.93%
  $37,667,000         Repurchase Agreement with:
                      Credit Suisse First Boston Corp.
                      2.58%, Due 11/01/2001, dated 10/31/2001
                      Repurchase Price $37,669,699
                      (Collateralized by U.S. Treasury
                      Bonds & Notes, 2.75% - 8.13%, Due
                      02/28/2003 - 08/15/2022;
                      Total Par $33,648,482,
                      Market Value $38,420,580)...............   $   37,667,000
                                                                 --------------
                      TOTAL REPURCHASE AGREEMENT .............       37,667,000
                                                                 --------------
                      (Cost $37,667,000)

TOTAL INVESTMENTS - 100.11%...................................    1,286,829,598
                                                                 --------------
(Cost $1,160,637,958)

NET OTHER ASSETS AND LIABILITIES - (0.11)%....................       (1,456,379)
                                                                 --------------

NET ASSETS - 100.00%..........................................   $1,285,373,219
                                                                 ==============

--------------------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


     SHARES                                                          VALUE
  ------------                                                  ---------------



COMMON STOCKS - 95.96%

                      FINANCE - 21.88%

      118,405         American International Group, Inc. ....   $     9,306,633
       40,000         Capital One Financial Corp. ...........         1,652,400
      166,666         Citigroup, Inc. .......................         7,586,636
      134,083         Freddie Mac ...........................         9,093,509
      132,000         MBNA Corp. ............................         3,644,520
      159,000         Mellon Financial Corp. ................         5,342,400
       97,000         Morgan Stanley, Dean Witter & Co. .....         4,745,240
                                                                ---------------
                                                                     41,371,338
                                                                ---------------

                      TECHNOLOGY - 18.85%

        7,000         Adobe Systems, Inc. ...................           184,800
      160,000         Automatic Data Processing, Inc. .......         8,265,600
      245,000         BEA Systems, Inc.* ....................         2,974,300
      150,000         EMC Corp.* ............................         1,848,000
      156,000         Intel Corp. ...........................         3,809,520
        8,000         Microsoft Corp.* ......................           465,200
       60,000         Paychex, Inc. .........................         1,923,600
       80,000         Sanmina Corp.* ........................         1,211,200
      126,500         Siebel Systems, Inc.* .................         2,065,745
      177,000         Texas Instruments, Inc. ...............         4,954,230
       65,595         Veritas Software Corp.* ...............         1,861,586
      200,000         Xilinx, Inc.* .........................         6,084,000
                                                                ---------------
                                                                     35,647,781
                                                                ---------------

                      CONSUMER STAPLES - 16.32%

       30,000         Amgen, Inc.* ..........................         1,704,600
        1,000         Bristol-Myers Squibb Co. ..............            53,450
      165,000         Elan Corp. Plc, ADR* ..................         7,532,250
       65,000         Johnson & Johnson Co. .................         3,764,150
       80,000         Merck & Co., Inc. .....................         5,104,800
      172,500         Pfizer, Inc. ..........................         7,227,750
      135,000         Pharmacia Corp. .......................         5,470,200
                                                                ---------------
                                                                     30,857,200
                                                                ---------------

                      CONSUMER CYCLICAL - 15.12%

       65,000         Apollo Group, Inc., Class A* ..........         2,642,250
      116,000         Bed, Bath & Beyond, Inc.* .............         2,906,960
        1,000         Best Buy Co., Inc.* ...................            54,900
      128,000         CVS Corp. .............................         3,059,200
      120,000         Dollar Tree Stores, Inc.* .............         2,696,400
       50,000         Harley-Davidson, Inc. .................         2,263,000
      130,000         Home Depot, Inc. ......................         4,969,900
       80,000         Kohl's Corp.* .........................         4,448,800
       20,000         Omnicom Group, Inc. ...................         1,535,600
      275,000         Staples, Inc.* ........................         4,009,500
                                                                ---------------
                                                                     28,586,510
                                                                ---------------


     SHARES                                                          VALUE
  ------------                                                  ---------------

                      INDUSTRIAL - 13.34%

      140,000         American Power Conversion Corp.*. .....   $     1,801,800
      191,000         General Electric Co. ..................         6,954,310
      107,682         Illinois Tool Works, Inc. .............         6,159,411
      210,000         Tyco International, Ltd. ..............        10,319,400
                                                                ---------------
                                                                     25,234,921
                                                                ---------------

                      COMMUNICATIONS - 8.14%

       60,000         AOL Time Warner, Inc.* ................         1,872,600
       95,000         Check Point Software Technologies, Ltd.*        2,804,400
      230,000         Cisco Systems, Inc.* ..................         3,891,600
       36,000         Comverse Technology, Inc.* ............           677,160
      300,000         Nokia OYJ, ADR ........................         6,153,000
                                                                ---------------
                                                                     15,398,760
                                                                ---------------

                      ENERGY - 1.45%

      197,000         Enron Corp. (A)........................         2,738,300
                                                                ---------------

                      UTILITIES - 0.86%

      100,000         AES Corp.* ............................         1,385,000
        5,000         Calpine Corp.* ........................           123,750
        5,000         Constellation Energy Group, Inc. ......           111,850
                                                                ---------------
                                                                      1,620,600
                                                                ---------------
                      TOTAL COMMON STOCKS ...................       181,455,410
                                                                ---------------
                      (Cost $187,923,572)

   PAR VALUE
  ------------

                      REPURCHASE AGREEMENT - 4.18%
$   7,906,000         Repurchase Agreement with:
                      Credit Suisse First Boston
                      2.58%, Due 11/01/2001, dated 10/31/2001,
                      Repurchase Price $7,906,567
                      (Collateralized by U.S. Treasury
                      Bonds & Notes 2.75 - 8.13%, Due 02/28/2003
                      - 08/15/2021; Total Par $7,062,546,
                      Market Value $8,064,170)...............         7,906,000
                                                                ---------------
                      TOTAL REPURCHASE AGREEMENT ............         7,906,000
                                                                ---------------
                      (Cost $7,906,000)

TOTAL INVESTMENTS - 100.14%..................................       189,361,410
                                                                ---------------
(Cost $195,829,572)

NET OTHER ASSETS AND LIABILITIES - (0.14)%...................          (259,302)
                                                                ---------------

NET ASSETS - 100.00%.........................................   $   189,102,108
                                                                ===============

--------------------------------------------
*      Non-income producing security.
(A) As of October 31, 2001, the Fund held shares of Enron Corp., representing 1.45% of net assets. Enron Corp. filed for bankruptcy protection under Chapter 11 on December 2, 2001.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GROWTH FUND II

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


     SHARES                                                          VALUE
  -----------                                                    --------------



COMMON STOCKS - 97.15%

                      CONSUMER CYCLICAL - 28.52%

       75,000         Alliance Atlantis Communication, Inc.
                      Class B* ...............................   $      675,000
       60,000         Bed, Bath & Beyond, Inc.* ..............        1,503,600
       75,000         Cheesecake Factory (The), Inc.* ........        2,115,000
       15,000         Cintas Corp. ...........................          606,300
      225,000         Dollar Tree Stores, Inc.* ..............        5,055,750
       50,000         Fastenal Co. ...........................        2,952,500
      171,200         P.F. Chang's China Bistro, Inc.* .......        6,784,656
    1,600,000         Wetherspoon (J.D.) Plc (UK) ............        8,784,044
                                                                 --------------
                                                                     28,476,850
                                                                 --------------

                      CONSUMER STAPLES - 19.08%

        1,500         Apollo Group, Inc., Class A* ...........           60,975
       12,500         Barr Laboratories, Inc.* ...............          910,000
       11,970         Biomet, Inc. ...........................          365,085
       25,000         Biovail Corp.* .........................        1,181,500
       27,000         Cryolife, Inc.* ........................          885,600
       15,000         DeVRY, Inc.* ...........................          404,250
       52,000         Endocare, Inc.* ........................        1,154,400
        5,000         Forest Laboratories, Inc.* .............          371,900
       35,000         Gilead Sciences, Inc.* .................        2,201,500
      106,500         Lumenis, Ltd.* .........................        2,119,350
        3,200         Medimmune, Inc.* .......................          125,568
       83,800         Millennium Pharmaceuticals* ............        2,133,548
       90,000         Nexia Biotechnologies, Inc. (CA) (A)* ..          283,625
       43,000         PDI, Inc.* .............................        1,203,570
       44,000         Protein Design Labs, Inc.* .............        1,452,440
        5,000         Stryker Corp. ..........................          281,200
       10,000         Suiza Foods Corp.* .....................          589,700
       36,100         SurModics, Inc.* .......................        1,292,019
      104,700         Thoratec Laboratories Corp.* ...........        2,041,650
                                                                 --------------
                                                                     19,057,880
                                                                 --------------

                      ENERGY - 16.68%

      100,000         Denbury Resources, Inc.* ...............          860,000
       30,000         Noble Drilling Corp.* ..................          916,500
      150,000         Ocean Energy, Inc. .....................        2,737,500
      200,000         PetroQuest Energy, Inc.* ...............        1,344,080
       42,200         Prima Energy Corp.* ....................        1,025,882
      217,500         Remington Oil & Gas Corp.* .............        3,741,000
       60,400         Spinnaker Exploration Co.* .............        2,650,352
       50,000         Stone Energy Corp.* ....................        1,977,500
      250,000         Ultra Petroleum Corp.* .................        1,400,000
                                                                 --------------
                                                                     16,652,814
                                                                 --------------

                      TECHNOLOGY - 14.15%

       46,200         Brocade Communications Systems, Inc.* ..        1,134,210
       23,000         EPIQ Systems, Inc.* ....................          693,450
      129,500         McDATA Corp.* ..........................        1,904,945
       90,000         Microtune, Inc.* .......................        1,720,800


     SHARES                                                          VALUE
  -----------                                                    --------------

                      TECHNOLOGY (CONTINUED)

       14,000         Monolithic Systems Technology, Inc.* ...   $      153,160
       30,000         NetIQ Corp.* ...........................          844,500
       45,000         Precise Software Solutions, Ltd.* ......          859,950
       85,000         Qlogic Corp.* ..........................        3,344,750
       50,000         SeaChange International, Inc.* .........        1,230,000
       20,000         Siebel Systems, Inc.* ..................          326,600
       35,000         VeriSign, Inc.* ........................        1,354,850
       20,000         Veritas Software Corp.* ................          567,600
                                                                 --------------
                                                                     14,134,815
                                                                 --------------

                      INDUSTRIAL - 8.26%

       10,250         American Power Conversion Corp.* .......          131,918
       75,000         Danaher Corp. ..........................        4,180,500
       50,000         Measurement Specialties, Inc.* .........          444,500
      127,000         Shaw Group (The), Inc.* ................        3,492,500
                                                                 --------------
                                                                      8,249,418
                                                                 --------------

                      FINANCE - 5.24%

       70,000         Fifth Third Bancorp ....................        3,949,400
       35,000         Midland Co. ............................        1,286,250
                                                                 --------------
                                                                      5,235,650
                                                                 --------------

                      COMMUNICATIONS - 5.22%

      140,000         Boston Communications Group, Inc.* .....        1,295,000
       20,000         BroadWing, Inc.* .......................          185,200
      100,000         Digitalthink, Inc. * ...................          828,000
       91,400         Emulex Corp.* ..........................        2,164,352
       50,000         Leap Wireless International, Inc.* .....          743,500
                                                                 --------------
                                                                      5,216,052
                                                                 --------------
                      TOTAL COMMON STOCKS ....................       97,023,479
                                                                 --------------
                      (Cost $84,765,475)

PREFERRED STOCK - 3.00%
      394,218         Network Specialists, Series A...........        2,999,999
                                                                 --------------
                      TOTAL PREFERRED STOCK ..................        2,999,999
                                                                 --------------
                      (Cost $2,999,999)

TOTAL INVESTMENTS - 100.15%...................................      100,023,478
                                                                 --------------
(Cost $87,765,474)

NET OTHER ASSETS AND LIABILITIES - (0.15)%....................         (152,303)
                                                                 --------------

NET ASSETS - 100.00%..........................................   $   99,871,175
                                                                 ==============

--------------------------------------------
*      Non-income producing security.
(UK)   United Kingdom Equity
(CA)   Canadian Equity


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


    SHARES                                                            VALUE
  ----------                                                     --------------



COMMON STOCKS - 86.13%

                      INDUSTRIAL - 21.43%

      102,450         Advanced Technical Products, Inc.* .....   $    2,806,106
      353,700         AirNet Systems, Inc.* ..................        2,210,625
      328,100         Albany International Corp., Class A ....        6,397,950
      153,500         Analogic Corp. .........................        5,679,500
      111,000         Arkansas Best Corp.* ...................        2,610,720
      160,100         Armor Holdings, Inc.* ..................        3,887,228
      398,600         Benchmark Electronics, Inc.* ...........        6,796,130
      121,900         Calgon Carbon Corp. ....................        1,126,356
      108,400         Capital Environmental Resource, Inc.* ..          406,500
      103,850         Chicago Bridge & Iron Co. ..............        2,258,738
      167,400         CIRCOR International, Inc. .............        2,954,610
       47,900         CLARCOR, Inc. ..........................        1,178,340
       92,400         CTB International Corp.* ...............          992,376
      228,400         Denison International Plc, ADR* . ......        3,174,760
      191,900         Flowserve Corp.* .......................        4,486,622
      157,900         Gerber Scientific, Inc. ................        1,735,321
      204,300         Greif Brothers Corp., Class A ..........        5,066,640
      163,700         Gulfmark Offshore, Inc.* ...............        4,624,525
       44,250         Heartland Express, Inc.* ...............        1,039,875
      102,769         Interlogix, Inc.* ......................        2,683,299
       47,710         K-Tron International, Inc.* ............          513,360
      119,000         Kaman Corp., Class A ...................        1,610,070
       92,300         Keithley Instruments, Inc. .............        1,539,564
       80,600         KEY Technology, Inc.* ..................          207,843
      197,300         Ladish Co., Inc.* ......................        1,714,537
      205,300         Layne Christensen Co.* .................        1,703,990
       15,500         LeCroy Corp.* ..........................          245,830
      282,275         LSI Industries, Inc. ...................        6,210,050
      164,400         Lydall, Inc.* ..........................        1,413,840
      229,400         NCI Building Systems, Inc.* ............        3,039,550
      203,100         Northwest Pipe Co.* ....................        2,961,198
       64,100         Offshore Logistics, Inc.* ..............        1,278,795
      164,400         Pentair, Inc. ..........................        5,219,700
       10,400         Quixote Corp. ..........................          230,360
      249,300         Rayovac Corp.* .........................        3,689,640
      128,200         Roadway Corp. ..........................        3,493,450
      103,100         Ryder System, Inc. .....................        1,927,970
      259,900         Sauer-Danfoss, Inc. ....................        1,897,270
      188,844         Terex Corp.* ...........................        3,061,161
       61,400         TransTechnology Corp. ..................          672,944
      120,300         Trex Company, Inc.* ....................        1,682,997
      143,600         UCAR International, Inc.* ..............        1,043,972
       68,800         Usfreightways Corp. ....................        2,140,368
      207,100         Valmont Industries, Inc. ...............        3,255,612
       87,100         Willis Lease Finance Corp.* ............          470,340
       78,207         Wood's (T.B.) Corp. ....................          563,090
                                                                 --------------
                                                                    113,903,722
                                                                 --------------





    SHARES                                                            VALUE
  ----------                                                     --------------



                      CONSUMER STAPLES - 16.81%

       82,600         ATS Medical, Inc.* .....................   $      314,706
      302,400         Beverly Enterprises, Inc.* .............        2,264,976
      221,900         Children's Comprehensive Services, Inc.*          985,236
      104,800         Corn Products International, Inc. ......        3,154,480
       17,800         D&K Healthcare Resources, Inc. .........          996,800
      138,350         Datascope Corp. ........................        4,633,342
      194,700         DaVita, Inc.* ..........................        3,543,540
      225,400         Delta & Pine Land Co. ..................        4,068,470
      197,000         Gartner, Inc., Class A* ................        1,790,730
      194,400         Health Management Systems, Inc.* .......          330,480
      318,926         ICN Pharmaceuticals, Inc. ..............        7,721,198
       81,100         Ingles Markets, Inc., Class A ..........          932,163
      117,100         Interstate Bakeries Corp. ..............        2,760,047
      280,000         Invacare Corp. .........................        9,380,000
      516,684         kforce.com, Inc.* ......................        2,350,912
       42,900         Kroll, Inc.* ...........................          686,400
       23,800         LabOne, Inc. ...........................          308,924
      197,300         Lifecore Biomedical, Inc.* .............        2,545,170
      143,100         MPW Industrial Services Group, Inc.* ...          151,686
      134,600         Nashua Corp.* ..........................          695,882
      239,200         NCO Group, Inc.* .......................        3,910,920
      420,600         Nextera Enterprises, Inc., Class A* ....          185,064
      204,700         PSS World Medical, Inc.* ...............        1,848,441
      121,700         RemedyTemp, Inc., Class A* .............        1,369,125
      119,700         Rent-A-Center, Inc.* ...................        3,261,825
      703,025         Res-Care, Inc.* ........................        6,320,195
       86,521         Respironics, Inc.* .....................        2,914,027
      223,200         Scios, Inc.* ...........................        5,155,920
      368,300         SOS Staffing Services, Inc.* ...........          460,375
      446,400         Spherion Corp.* ........................        3,214,080
      258,100         United Natural Foods, Inc.* ............        5,342,670
      171,300         West Pharmaceutical Services, Inc. .....        4,179,720
      138,400         Westaff, Inc.* .........................          276,786
      120,300         York Group, Inc. .......................        1,271,571
                                                                 --------------
                                                                     89,325,861
                                                                 --------------

                      FINANCE - 12.66%

      129,220         AmerUs Group Co. .......................        3,911,489
       64,200         Annuity & Life Re (Holdings), Ltd. .....        1,492,008
       43,500         Brandywine Realty Trust, REIT ..........          858,690
       26,800         Brown & Brown, Inc. ....................        1,538,320
       58,900         BSB Bancorp, Inc. ......................        1,312,292
      127,900         Corporate Office Properties Trust, Inc.
                      REIT ...................................        1,413,295
       70,000         Great American Financial Resources, Inc.        1,228,500
      100,549         Hanmi Financial Corp.*..................        1,357,412
      277,825         Healthcare Financial Partners, Inc.
                      REIT* (A) ..............................        4,567,443
       74,250         Healthcare Realty Trust, Inc., REIT ....        2,004,750
      166,200         Horace Mann Educators Corp. ............        3,149,490
      107,500         Innkeepers USA Trust, Inc., REIT .......          744,975
       24,400         Kansas City Life Insurance Co. .........          907,436
       48,000         Kilroy Realty Corp., REIT ..............        1,123,680
      212,400         Matrix Bancorp, Inc.* ..................        2,251,440
       56,100         National Golf Properties, Inc., REIT ...          845,427
       60,000         Ohio Casualty Corp. ....................          915,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001



     SHARES                                                          VALUE
  -----------                                                    --------------



                      FINANCE (CONTINUED)

      118,800         Pacific Century Financial Corp. ........   $    2,768,040
      123,800         Pacific Northwest Bancorp ..............        2,501,329
      129,900         Phoenix Cos., Inc.* ....................        1,669,215
       18,300         PICO Holdings, Inc.* ...................          204,594
      128,100         Presidential Life Corp. ................        2,230,221
       95,200         Reinsurance Group of America ...........        3,005,464
      261,064         Republic Bancorp, Inc. .................        3,850,694
      122,500         Seacoast Financial Services Corp. ......        1,837,500
      161,100         Selective Insurance Group, Inc. ........        3,460,428
      139,200         Silicon Valley Bancshares* .............        3,262,848
       58,700         SL Green Realty Corp., REIT ............        1,750,434
      162,900         Superior Financial Corp.* ..............        2,350,647
       81,510         Texas Regional Bancshares, Inc., Class A        2,730,585
       62,400         United Fire & Casualty Co. .............        1,697,904
       68,800         Vesta Insurance Group, Inc. ............          876,512
      113,900         Webster Financial Corp. ................        3,456,865
                                                                 --------------
                                                                     67,274,927
                                                                 --------------

                      CONSUMER CYCLICAL - 12.03%

      173,450         Applebee's International, Inc. .........        5,220,845
      118,850         Bassett Furniture Industries, Inc. .....        1,705,497
      169,900         Buckle, Inc.* ..........................        3,083,685
      133,100         Casey's General Stores, Inc. ...........        1,657,095
       59,800         CEC Entertainment, Inc.* ...............        2,316,652
      243,000         Checkers Drive-In Restaurants, Inc.* ...        1,448,280
      103,100         Cooper Tire & Rubber Co. ...............        1,361,951
       20,800         Culp, Inc. .............................           51,584
      119,300         Friendly Ice Cream Corp.* ..............          534,464
      198,500         G & K Services, Inc., Class A ..........        5,480,585
      397,150         InterTAN, Inc.* ........................        3,554,493
      216,900         Jack in the Box, Inc.* .................        5,335,740
      103,100         Mesa Air Group, Inc.* ..................          551,585
      127,624         Midwest Express Holdings, Inc.* . ......        1,416,626
      295,105         O'Charley's, Inc.* .....................        4,718,729
      123,000         Oshkosh Truck Corp. ....................        4,710,900
      171,900         Phillips-Van Heusen Corp. ..............        1,468,026
      172,900         R & B, Inc.* ...........................          861,042
      154,800         Rare Hospitality International, Inc.* ..        2,822,004
       83,600         Rocky Shoes & Boots, Inc.* .............          476,520
      106,200         Ruby Tuesday, Inc. .....................        1,830,888
      216,500         Ryan's Family Steak Houses, Inc.* ......        3,897,000
      196,900         Topps Co. (The), Inc.* .................        2,018,225
       25,400         Toro Co. ...............................        1,089,660
      359,300         Unifirst Corp. .........................        6,305,715
                                                                 --------------
                                                                     63,917,791
                                                                 --------------

                      ENERGY - 5.76%

       49,700         3TEC Energy Corp.* .....................          723,632
       96,500         Atwood Oceanics, Inc.* .................        2,944,215
       71,800         Callon Petroleum Co.* ..................          486,804
       70,300         Core Laboratories NV* ..................        1,145,890
       53,800         Evergreen Resources, Inc.* .............        2,148,772
      115,900         Exco Resources, Inc.* ..................        1,912,350
      146,600         Houston Exploration (The) Co.* .........        4,581,250
      110,700         KEY Production Co., Inc.* ..............        1,726,920


     SHARES                                                          VALUE
  -----------                                                    --------------

                      ENERGY (CONTINUED)

       44,620         Meridian Resource Corp.* ...............   $      190,081
      108,700         Mission Resources Corp.* ...............          407,625
       90,800         Oceaneering International, Inc.* .......        1,770,600
      137,600         Patterson-UTI Energy, Inc.* ............        2,479,552
       35,200         Penn Virginia Corp. ....................        1,355,200
      142,600         Pride International, Inc.* .............        1,833,836
        9,500         Remington Oil & Gas Corp.* .............          163,400
      166,600         Vintage Petroleum, Inc. ................        2,913,834
      213,050         XTO Energy, Inc. .......................        3,834,900
                                                                 --------------
                                                                     30,618,861
                                                                 --------------

                      UTILITIES - 5.14%

       66,900         American States Water Co. ..............        2,234,460
      138,850         Atmos Energy Corp. .....................        2,992,218
       99,650         Cascade Natural Gas Corp. ..............        2,012,930
      116,700         Great Plains Energy, Inc. ..............        2,784,462
       60,500         New Jersey Resources Corp. .............        2,722,500
      203,300         Niagara Mohawk Holdings, Inc. ..........        3,643,136
      139,300         NUI Corp. ..............................        2,834,755
       51,500         Philadelphia Suburban Corp. ............        1,467,750
       50,500         South Jersey Industries, Inc. ..........        1,669,025
      241,500         Southwest Gas Corp. ....................        4,974,900
                                                                 --------------
                                                                     27,336,136
                                                                 --------------

                      COMMUNICATIONS - 4.82%

      140,050         ADVO, Inc.* ............................        5,051,603
      149,000         CT Communications, Inc. ................        2,093,450
      164,200         General Communication, Inc., Class A* ..        1,908,004
      193,400         Hypercom Corp.* ........................          996,010
      137,500         Journal Register Co.* ..................        2,365,000
      294,500         Performance Technologies, Inc.* . ......        3,445,650
      210,000         ProQuest Co.* ..........................        7,182,000
      128,100         Sinclair Broadcast Group, Inc.* . ......          945,378
      107,400         Young Broadcasting, Inc., Class A* .....        1,644,294
                                                                 --------------
                                                                     25,631,389
                                                                 --------------

                      TECHNOLOGY - 4.60%

       80,700         3DO (The) Co.* .........................          142,839
      206,700         Acxiom Corp.* ..........................        2,436,993
      191,200         Analysts International Corp. ...........          516,240
      140,700         Asyst Technologies, Inc.* ..............        1,280,370
      464,500         Computer Task Group, Inc. ..............        1,277,375
      227,300         Infinium Software, Inc.* ...............          259,122
      192,800         infoUSA, Inc.* .........................          925,440
      141,300         Integral Systems, Inc.* ................        2,861,325
      124,900         Landmark Systems Corp.* ................          299,760
      137,500         Mapinfo Corp.* .........................        1,247,125
       37,900         Metro Information Services, Inc.* ......          256,583
      245,215         MSC.Software Corp.* ....................        3,077,448
      154,650         Peak International, Ltd.* ..............          889,238
       50,100         Pericom Semiconductor Corp.* ...........          673,845
      306,500         Progress Software Corp.* ...............        4,533,135
      278,400         Sybase, Inc.* ..........................        3,786,240
                                                                 --------------
                                                                     24,463,078
                                                                 --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


    PAR VALUE                                                        VALUE
  ------------                                                   --------------



                      BASIC MATERIALS - 2.88%

      104,300         Airgas, Inc.* ..........................   $    1,402,835
      175,200         Buckeye Technologies, Inc.* ............        1,550,520
       27,200         Fuller (H.B.) Co. ......................        1,398,896
      194,800         Longview Fibre Co. .....................        2,142,800
      204,800         MacDermid, Inc. ........................        2,789,376
      128,200         Olin Corp. .............................        1,920,436
      177,200         Reliance Steel & Aluminum Co. ..........        4,102,180
                                                                 --------------
                                                                     15,307,043
                                                                 --------------
                      TOTAL COMMON STOCKS ....................      457,778,808
                                                                 --------------
                      (Cost $469,887,566)


CONVERTIBLE PREFERRED STOCK - 0.35%
      105,700         Exco Resources, Inc., 5.00%.............        1,839,180
                                                                 --------------
                      TOTAL CONVERTIBLE PREFERRED STOCK ......        1,839,180
                                                                 --------------
                      (Cost $2,219,700)


    PAR VALUE                                                        VALUE
  ------------                                                   --------------

                      REPURCHASE AGREEMENT - 13.13%
$  69,785,000         Repurchase Agreement with:
                      Credit Suisse First Boston Corp.
                      2.58%, Due 11/01/2001, dated 10/31/2001
                      Repurchase Price $69,790,001
                      (Collateralized by U.S. Treasury
                      Bonds & Notes, 2.75% - 8.13%, Due 02/28/2003
                      - 08/15/2022; Total Par $62,339,962,
                      Market Value $71,181,145)...............   $   69,785,000
                                                                 --------------
                      TOTAL REPURCHASE AGREEMENT .............       69,785,000
                                                                 --------------
                      (Cost $69,785,000)

TOTAL INVESTMENTS - 99.61%....................................      529,402,988
                                                                 --------------
(Cost $541,892,266)

NET OTHER ASSETS AND LIABILITIES - 0.39%......................        2,086,634
                                                                 --------------

NET ASSETS - 100.00%..........................................   $  531,489,622
                                                                 ==============

--------------------------------------------
*      Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. On October 31, 2001, this security amounted to $4,567,443 or 0.86% of net assets.
ADR    American Depositary Receipt
REIT   Real Estate Investment Trust


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL COMPANY EQUITY FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001

     SHARES                                                          VALUE
  -----------                                                    --------------



COMMON STOCKS - 99.97%

                      CONSUMER STAPLES - 28.27%

      118,995         Accredo Health, Inc.* ..................   $    4,060,109
      123,700         Adolor Corp.* ..........................        1,898,795
       67,400         Albany Molecular Research, Inc.* .......        1,866,980
       66,500         Alkermes, Inc.* ........................        1,705,725
       87,100         Amsurg Corp.* ..........................        2,127,853
      294,900         ATS Medical, Inc.* .....................        1,123,569
      175,100         Beverly Enterprises, Inc.* .............        1,311,499
      122,520         Bright Horizon Family Solutions, Inc.* .        3,113,233
       58,100         Bruker Daltonics, Inc.* ................        1,336,300
      117,200         Cell Genesys, Inc.* ....................        2,097,880
       45,800         Cerus Corp.* ...........................        2,103,594
      148,670         Charles River Associates, Inc.* . ......        2,823,243
       58,100         Corporate Executives Board Co.* . ......        1,776,117
       13,400         Cross Country, Inc.* ...................          273,226
      131,600         Edison Schools, Inc.* ..................        2,480,660
       98,810         Education Management, Inc.* ............        3,408,945
      161,900         Endocare, Inc.* ........................        3,594,180
       61,800         F.Y.I., Inc.* ..........................        2,221,710
       85,060         FirstService Corp.* ....................        1,792,214
       15,000         Green Mountain Coffee, Inc.* ...........          336,900
      149,900         Haemonetics Corp.* .....................        5,711,190
      401,170         Hooper Holmes, Inc. ....................        2,748,014
       91,500         IDEXX Laboratories, Inc.* ..............        2,305,800
      148,490         Isis Pharmaceuticals, Inc.* ............        3,082,652
      227,200         Kroll, Inc.* ...........................        3,635,200
      176,500         LCA-Vision, Inc. * .....................          109,430
      153,300         Lifecore Biomedical, Inc.* .............        1,977,570
      157,170         LifePoint Hospitals, Inc.* .............        4,900,561
       96,750         Luminex Corp.* .........................        1,644,750
       67,200         Martek Biosciences Corp.* ..............        1,373,568
      122,900         Med-Design Corp.* ......................        2,464,145
       58,600         Natus Medical, Inc.* ...................          291,828
       88,500         Neopharm, Inc.* ........................        1,396,530
       10,100         Odyssey HealthCare, Inc.* ..............          174,225
      119,034         On Assignment, Inc.* ...................        1,929,541
       77,370         Orthodontic Centers of America, Inc.* ..        1,952,045
      153,100         Pennzoil-Quaker State Co. ..............        1,795,863
      122,000         Performance Food Group Co.* ............        3,585,580
      211,080         Pre-Paid Legal Services, Inc.* .........        3,218,970
      160,500         Princeton Review, Inc.* ................        1,027,200
      140,710         Province Healthcare Co.* ...............        3,876,560
      122,500         Rent-A-Center, Inc.* ...................        3,338,125
      126,730         Source Information Management Co.* .....          519,593
      119,000         Sylvan Learning Systems, Inc.* .........        2,665,600
      272,380         Thoratec Laboratories Corp.* ...........        5,311,410
       66,400         Transkaryotic Therapies, Inc.* .........        2,527,184
      184,400         Triad Hospitals, Inc.* .................        4,960,360
      303,800         U.S. Oncology, Inc.* ...................        1,594,950
      147,500         Visx, Inc.* ............................        1,733,125
       67,200         Whole Foods Market, Inc.* ..............        2,335,200
       96,900         Wright Medical Group, Inc.* ............        1,453,500
       31,800         Zoll Medical Corp.* ....................        1,073,250
                                                                 --------------
                                                                    118,166,251
                                                                 --------------


     SHARES                                                          VALUE
  -----------                                                    --------------

                      TECHNOLOGY - 22.51%

      151,600         ADE Corp.* .............................   $    1,440,200
       87,600         Alpha Industries, Inc.* ................        2,039,328
      117,200         Anadigics, Inc.* .......................        1,741,592
      117,200         Ansys, Inc.* ...........................        2,460,028
      143,440         Asyst Technologies, Inc.* ..............        1,305,304
       88,900         August Technology Corp.* ...............          825,881
       65,130         Cognex Corp.* ..........................        1,236,167
      139,000         Concurrent Computer Corp.* .............        1,631,860
       95,953         Credence Systems Corp.* ................        1,304,961
      117,300         Documentum, Inc.* ......................        1,732,521
       58,420         DuPont Photomasks, Inc.* ...............        2,105,457
       87,900         Eclipsys Corp.* ........................        1,097,871
       59,200         Elantec Semiconductor, Inc.* ...........        1,935,248
       87,200         EPIQ Systems, Inc.* ....................        2,629,080
      110,300         eRoom System Technologies, Inc.* .......           22,060
       40,730         FactSet Research Systems, Inc. .........        1,008,068
       78,600         Forrester Research, Inc.* ..............        1,269,390
       86,860         Helix Technology Corp. .................        1,683,347
       92,800         Intrusion.com, Inc.* ...................           94,656
      144,000         Kopin Corp.* ...........................        1,812,960
       95,420         LTX Corp.* .............................        1,570,613
      229,700         Lumenis, Ltd.* .........................        4,571,030
      259,140         Management Network Group, Inc.* . ......        1,541,883
      131,900         Manhattan Associates, Inc.* ............        3,962,276
      325,610         Mercator Software, Inc.* ...............        1,172,196
      198,100         Meta Group, Inc.* ......................          406,105
       45,550         Methode Electronics, Inc., Class A .....          330,238
      134,700         Micromuse, Inc.* .......................        1,245,975
      122,500         Moldflow Corp.* ........................        1,256,850
      199,600         Nam Tai Electronics, Inc. ..............        2,634,720
       46,400         National Data Corp. ....................        1,633,280
       55,930         National Instruments Corp.* ............        1,611,343
      264,800         OAK Technology, Inc.* ..................        2,645,352
      119,900         Photon Dynamics, Inc.* .................        3,177,350
      126,240         Photronics, Inc.* ......................        3,133,277
      238,520         Pioneer Standard Electronics, Inc. .....        2,120,443
      242,040         PLATO Learning, Inc.* ..................        3,436,968
       64,100         PLX Technology, Inc.* ..................          496,775
       93,700         Power Intergrations, Inc.* .............        2,156,037
      118,100         PRI Automation, Inc.* ..................        1,941,564
      673,880         ProsoftTraining.com* ...................          296,507
       36,100         Renaissance Learning, Inc.* ............        1,180,831
      279,230         SeaChange International, Inc.* .........        6,869,058
      342,870         Secure Computing Corp.* ................        5,605,925
       87,100         SmartForce Plc, ADR* ...................        1,433,666
       92,661         SPSS, Inc.* ............................        1,597,476
      302,100         Tanning Technology Corp.* ..............          592,116
      119,100         Therma-Wave, Inc.* .....................        1,449,447
      321,900         TranSwitch Corp.* ......................        1,065,489
       61,800         Varian Semiconductor Equipment* . ......        1,856,472
       62,110         Veeco Instruments, Inc.* ...............        1,581,321
      246,800         Zamba Corp.* ...........................          114,762
                                                                 --------------
                                                                     94,063,324
                                                                 --------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SMALL COMPANY EQUITY FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


     SHARES                                                          VALUE
  -----------                                                    --------------

                      INDUSTRIAL - 15.52%

      168,400         Armor Holdings, Inc.* ..................   $    4,088,752
      149,640         Axsys Technologies* ....................        1,414,098
       36,850         Brooks Automation, Inc.* ...............        1,189,518
       59,500         Chicago Bridge & Iron Co. ..............        1,294,125
       62,675         CUNO, Inc.* ............................        1,625,790
       66,000         Engineered Support Systems, Inc. .......        3,286,140
       58,500         FEI Co.* ...............................        1,578,330
      139,200         Genesee & Wyoming, Inc., Class A* ......        3,751,440
       58,450         Gentex Corp.* ..........................        1,391,110
       14,400         Global Power Equipment Group, Inc.* ....          215,856
       79,350         Graco, Inc. ............................        2,578,875
      146,085         Heartland Express, Inc.* ...............        3,432,998
      376,827         HEICO Corp., Class A ...................        4,484,241
      183,600         Identix, Inc.* .........................        1,274,184
      167,600         Invision Technologies, Inc.* ...........        2,356,456
       87,600         Knight Transportation, Inc.* ...........        2,136,564
      150,200         LeCroy Corp.* ..........................        2,382,172
      402,320         PCD, Inc.* .............................        1,001,777
      161,990         Presstek, Inc.* ........................        1,052,935
      156,300         Swift Transportation Co., Inc.* . ......        2,655,537
       20,800         Texas Industries, Inc. .................          626,080
      217,300         Titan Corp.* ...........................        5,678,049
       65,530         TRC Cos., Inc.* ........................        2,757,502
       67,200         United Industrial Corp. ................        1,294,944
       91,500         UTI Worldwide, Inc. ....................        1,149,240
       89,300         Valence Technology, Inc.* ..............          325,945
      183,600         Viisage Technology, Inc.* ..............        2,533,680
      116,200         Visionics Corp.* .......................        1,842,932
      152,500         Werner Enterprises, Inc. ...............        3,301,625
      148,200         Willbros Group, Inc.* ..................        2,178,540
                                                                 --------------
                                                                     64,879,435
                                                                 --------------

                      CONSUMER CYCLICAL - 11.23%

      506,450         American Classic Voyages Co.*....                      --
       87,100         Atlantic Coast Airlines Holdings, Inc.*         1,635,738
      191,480         Bally Total Fitness Holding Corp.* .....        3,534,721
       59,200         Bell Microproducts, Inc.* ..............          529,840
      335,080         Bombay Co. (The), Inc.* ................          774,035
      202,510         Brass Eagle, Inc.* .....................          895,094
       40,900         Brookstone, Inc.* ......................          427,405
      354,370         Cash America International, Inc. .......        2,834,960
      130,370         Cooper Tire & Rubber Co. ...............        1,722,188
      457,360         InterTAN, Inc.* ........................        4,093,372
       53,956         Midwest Express Holdings, Inc.* . ......          598,912
      300,000         Mikohn Gaming Corp.* ...................        1,695,000
       31,860         Mobile Mini, Inc.* .....................          993,395
      135,900         O'Charley's, Inc.* .....................        2,173,041
       33,500         P.F. Chang's China Bistro, Inc.* .......        1,327,605
      202,200         PETsMART, Inc.* ........................        1,579,182
      143,290         Pier 1 Imports, Inc. ...................        1,577,623
       46,870         Polaris Industries, Inc. ...............        2,107,275
       40,500         Polycom, Inc.* .........................        1,214,190
       82,595         Rare Hospitality International, Inc.* ..        1,505,707
       93,200         Ruby Tuesday, Inc. .....................        1,606,768
       87,900         SkyWest, Inc. ..........................        1,608,570
      134,580         Travis Boats & Motors, Inc.* ...........          242,244



     SHARES                                                          VALUE
  -----------                                                    --------------

                      CONSUMER CYCLICAL (CONTINUED)

       33,500         Tweeter Home Entertainment Group, Inc.*    $      527,960
      112,900         Ultimate Electronics, Inc.* ............        2,048,006
      153,000         United Stationers, Inc.* ...............        4,291,650
      127,480         Vans, Inc.* ............................        1,830,613
      274,070         Watsco, Inc. ...........................        3,560,169
                                                                 --------------
                                                                     46,935,263
                                                                 --------------

                      COMMUNICATIONS - 8.93%

      126,350         Aeroflex, Inc.* ........................        1,853,554
       46,380         AirGate Pcs, Inc.* .....................        2,386,715
      134,700         Alamosa Holdings, Inc.* ................        1,896,576
      149,580         Arguss Communications, Inc.* ...........          381,429
      206,300         Centra Software, Inc.* .................        1,087,201
      234,300         Chordiant Software, Inc.* ..............          731,016
      134,700         Genesys SA, ADR* .......................          965,799
      188,100         iManage, Inc.* .........................          821,997
      234,000         Liberate Technologies, Inc.* ...........        2,311,920
      145,680         Lightbridge, Inc.* .....................        1,340,256
       49,045         Netegrity, Inc.* .......................          575,788
      116,300         Nucentrix Broadband Networks, Inc.* ....        1,265,344
      234,300         OpenTV Corp.* ..........................        1,724,448
       90,000         RMH Teleservices, Inc.* ................        1,360,800
      187,900         Saba Software, Inc.* ...................          527,999
       66,400         Scholastic Corp.* ......................        2,968,080
      149,040         Spectralink Corp.* .....................        1,681,171
      127,917         Stellent, Inc.* ........................        2,622,298
       68,839         Stratos Lightwave, Inc.* ...............          282,240
      107,440         Tollgrade Communcations, Inc.* .........        2,738,646
      236,600         US Unwired, Inc., Class A* .............        2,858,128
      105,600         WebEx Communications, Inc.* ............        3,252,480
       73,100         West Corp.* ............................        1,699,575
                                                                 --------------
                                                                     37,333,460
                                                                 --------------

                      FINANCE - 8.36%

      143,500         Annuity & Life Re (Holdings), Ltd. .....        3,334,940
       62,990         Fidelity National Financial, Inc. ......        1,449,400
       95,550         Flushing Financial Corp. ...............        1,710,345
       58,100         Gallagher (Arthur J.) & Co. ............        2,122,974
      159,110         Hibernia Corp., Class A ................        2,418,472
       67,430         Hudson United Bancorp ..................        1,752,506
      218,540         MFC Bancorp, Ltd.* .....................        2,229,108
      124,680         Mutual Risk Management, Ltd. ...........        1,140,822
      113,505         Provident Bankshares Corp. .............        2,499,380
       83,000         Resource Bancshares Mortgage Group, Inc.          722,930
      334,120         Riggs National Corp. ...................        4,727,798
       89,810         Southwest Bancorp of Texas, Inc.* ......        2,576,649
       94,050         Sterling Bancshares, Inc. ..............        1,120,135
       91,500         Webster Financial Corp. ................        2,777,025
       81,700         Westamerica Bancorp ....................        2,985,318
       58,100         Willis Group Holdings, Ltd.* ...........        1,353,149
                                                                 --------------
                                                                     34,920,951
                                                                 --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SMALL COMPANY EQUITY FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


     SHARES                                                          VALUE
  ------------                                                   --------------


                      ENERGY - 5.15%

       85,460         3TEC Energy Corp.* .....................   $    1,244,298
      119,200         Arch Coal, Inc. ........................        2,628,360
       74,000         Brown (Tom), Inc.* .....................        1,727,900
       22,020         Evergreen Resources, Inc.* .............          879,479
      119,200         Exco Resources, Inc.* ..................        1,966,800
       83,500         Massey Energy Co. ......................        1,711,750
       63,800         Peabody Energy Corp. ...................        1,914,000
      238,200         PetroQuest Energy, Inc.* ...............        1,600,799
       66,640         Pioneer Natural Resources Co.* .........        1,133,546
       61,700         Prize Energy Corp.* ....................        1,058,155
       80,316         PYR Energy Corp.* ......................          159,026
       43,220         St. Mary Land & Exploration Co. ........          884,713
       72,780         Swift Energy Co.* ......................        1,721,247
       44,300         Western Gas Resources, Inc. ............        1,427,346
       80,980         XTO Energy, Inc. .......................        1,457,640
                                                                 --------------
                                                                     21,515,059
                                                                 --------------
                      TOTAL COMMON STOCKS ....................      417,813,743
                                                                 --------------
                      (Cost $444,302,513)

CONVERTIBLE PREFERRED STOCK - 0.50%
      119,200         Exco Resources, Inc. 5.00%..............        2,074,080
                                                                 --------------
                      TOTAL CONVERTIBLE PREFERRED STOCK ......        2,074,080
                                                                 --------------
                      (Cost $2,503,200)


  PAR VALUE                                                           VALUE
-------------                                                    --------------

                      REPURCHASE AGREEMENT - 0.56%
$   2,363,000         Repurchase Agreement with:
                      Credit Suisse First Boston Corp.
                      2.58% Due 11/01/2001, dated 10/31/2001
                      Repurchase Price $2,363,169
                      (Collateralized by U.S. Treasury
                      Bonds & Notes, 2.75% - 8.13%, Due 02/28/2003
                      - 08/15/2022; Total Par $2,110,902,
                      Market Value $2,410,275)................   $    2,363,000
                                                                 --------------
                      TOTAL REPURCHASE AGREEMENT .............        2,363,000
                                                                 --------------
                      (Cost $2,363,000)

TOTAL INVESTMENTS - 101.03%...................................      422,250,823
                                                                 --------------
(Cost $449,168,713)

NET OTHER ASSETS AND LIABILITIES - (1.03)%....................       (4,314,139)
                                                                 --------------

NET ASSETS - 100.00%..........................................   $  417,936,684
                                                                 ==============

--------------------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001



     SHARES                                                          VALUE
  ------------                                                   --------------


COMMON STOCKS - 99.22%

                      AUSTRALIA - 1.19%

    1,576,710         BHP Billiton, Ltd. .....................   $    7,104,764
                                                                 --------------

                      BRAZIL - 0.15%

      322,735         Embratel Participacoes SA, ADR .........          871,385
                                                                 --------------

                      CANADA - 0.39%

      399,830         Nortel Networks Corp. ..................        2,331,040
                                                                 --------------

                      FINLAND - 1.70%

      328,742         Nokia Oyj ..............................        6,878,092
      269,833         Stora Enso Oyj, Class R ................        3,280,895
                                                                 --------------
                                                                     10,158,987
                                                                 --------------

                      FRANCE - 16.50%

      451,290         Alstom .................................        6,901,714
      230,796         Aventis SA, Series A* ..................       16,993,374
      199,437         Carrefour Super Marche SA ..............       10,211,741
      601,152         European Aeronautic Defense & Space Co.         6,984,536
      149,503         Sanofi-Synthelabo SA ...................        9,863,274
      491,856         Suez SA ................................       15,473,912
      102,444         Total Fina Elf SA ......................       14,393,775
      196,686         Valeo SA ...............................        6,731,636
      236,450         Vivendi Universal SA ...................       11,052,747
                                                                 --------------
                                                                     98,606,709
                                                                 --------------

                      GERMANY - 7.54%

       58,055         Allianz AG..............................       13,641,976
      129,912         DaimlerChrysler AG, Registered..........        4,534,032
      233,879         E.ON AG.................................       12,112,189
       56,107         Munchener Rueckversicherungs-Gesellschaft
                      AG, Registered..........................       14,806,358
                                                                 --------------
                                                                     45,094,555
                                                                 --------------

                      HONG KONG - 3.95%

    2,441,000         China Mobile, Ltd.* ....................        7,401,199
      766,200         Hutchison Whampoa, Ltd. ................        6,213,064
      974,500         MTR Corp., Ltd.* .......................        1,268,093
    1,424,000         Sun Hung Kai Properties, Ltd. ..........        8,726,519
                                                                 --------------
                                                                     23,608,875
                                                                 --------------

                      ITALY - 7.23%

    3,328,853         Banca Nazionale Del Lavoro SpA* . ......        7,345,549
    1,214,430         ENI SpA ................................       15,225,631
      350,831         Fiat SpA ...............................        5,719,263
    1,093,299         Mediaset SpA ...........................        7,139,052
    1,433,048         Telecom Italia Mobile SpA ..............        7,808,717
                                                                 --------------
                                                                     43,238,212
                                                                 --------------


     SHARES                                                          VALUE
  ------------                                                   --------------

                      JAPAN - 19.25%

    1,098,000         Bridgestone Corp. ......................   $   10,351,636
      201,000         CANON, Inc. ............................        5,845,840
       39,000         ITO-YOKADO Co., Ltd. ...................        1,720,518
      277,000         KAO Corp. ..............................        6,562,640
      483,000         Matsushita Electric Industrial Co., Ltd.        5,721,580
      136,700         Murata Manufacturing Co., Ltd. .........        8,576,904
    2,437,000         Nissan Motor Co., Ltd.* ................       10,751,031
      512,100         Nomura Securities Co., Ltd. ............        6,735,681
        1,133         NTT Mobile Communication Network .......       15,365,222
       13,800         ORIX Corp. .............................        1,207,451
       65,190         Rohm Co., Ltd. .........................        6,939,469
    1,080,000         Sharp Corp. ............................       11,170,132
      216,000         Shin-Etsu Chemical Co., Ltd. ...........        7,111,474
       40,008         Shohkoh Fund & Co., Ltd. ...............        4,915,815
       43,100         Takefuji Corp. .........................        3,577,436
      139,100         Tokyo Electron, Ltd. ...................        5,716,049
      899,000         TOKYO GAS Co., Ltd. ....................        2,798,244
                                                                 --------------
                                                                    115,067,122
                                                                 --------------

                      NETHERLANDS - 12.37%

      107,509         Gucci Group NV, ADR ....................        9,194,170
      514,834         Koninklijke Ahold NV ...................       14,495,052
      835,120         Koninklijke (Royal) KPN NV .............        3,234,304
      277,095         Koninklijke (Royal) Philips Electronics NV      6,299,145
      270,605         Unilever NV ............................       14,184,772
      489,886         VNU NV* ................................       14,295,640
      581,955         Wolters Kluwer NV ......................       12,223,104
                                                                 --------------
                                                                     73,926,187
                                                                 --------------

                      SINGAPORE - 0.90%

      940,325         DBS Group Holdings, Ltd. ...............        5,360,797
                                                                 --------------

                      SOUTH KOREA - 4.34%

      346,019         Korea Telecom, ADR .....................        7,211,036
      205,445         Pohang Iron & Steel Co., Ltd., ADR .....        3,523,382
       67,583         Samsung Electronics ....................        9,054,555
      291,662         SK Telecom, Ltd., ADR ..................        6,148,235
                                                                 --------------
                                                                     25,937,208
                                                                 --------------

                      SPAIN - 1.51%

      621,975         Repsol YPF SA ..........................        9,019,083
                                                                 --------------

                      SWITZERLAND - 3.15%

      267,609         Credit Suisse Group ....................        9,784,098
      130,645         Roche Holding AG .......................        9,061,013
                                                                 --------------
                                                                     18,845,111
                                                                 --------------

                      TURKEY - 0.05%

       25,992         Turkcell Iletisim Hizmet AS, ADR* ......          327,502
                                                                 --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


     SHARES                                                          VALUE
  -----------                                                    --------------



                      UNITED KINGDOM - 19.00%

      310,710         AstraZeneca Plc ........................   $   14,012,466
    3,729,942         BAE SYSTEMS Plc ........................       18,117,828
    1,750,562         British Telecommunications Plc .........        8,859,604
      576,452         COLT Telecom Group Plc* ................          985,051
      593,835         GlaxoSmithKline Plc ....................       15,976,995
      884,443         HSBC Holdings Plc ......................        9,691,940
    2,317,346         Marks & Spencer Plc ....................        9,672,314
            1         Powergen Plc ...........................               11
    2,460,170         Reed International Plc .................       20,143,322
      277,160         Somerfield Plc .........................          415,169
    6,779,296         Vodafone Group Plc .....................       15,676,146
                                                                 --------------
                                                                    113,550,846
                                                                 --------------
                      TOTAL COMMON STOCKS ....................      593,048,383
                                                                 --------------
                      (Cost $787,204,762)

TOTAL INVESTMENTS - 99.22%....................................      593,048,383
                                                                 --------------
(Cost $787,204,762)

NET OTHER ASSETS AND LIABILITIES - 0.78%......................        4,683,138
                                                                 --------------

NET ASSETS - 100.00%..........................................   $  597,731,521
                                                                 ==============

--------------------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt




FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

    CURRENCY   CONTRACT TO   SETTLEMENT   CONTRACT     UNREALIZED
      VALUE      DELIVER        DATES     AT VALUE   (DEPRECIATION)
    ---------  ----------    ----------  ----------  --------------
  23,990,137       JPY       11/01/01     $195,996        $ (443)
  57,682,149       JPY       11/02/01      471,287        (2,092)
  68,684,525       JPY       11/05/01      561,221          (225)
                                        ----------     ----------
                                        $1,228,504     $  (2,760)
                                        ----------     ----------

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                     UNREALIZED
    CURRENCY   CONTRACT TO   SETTLEMENT   CONTRACT    APPRECIATION
      VALUE      DELIVER        DATES     AT VALUE   (DEPRECIATION)
    ---------  ----------    ----------  ----------  --------------
      916,916     EURO        11/01/01      $825,127   $    3,279
      918,813     EURO        11/02/01       826,802        3,291
    1,325,938     EURO        11/02/01     1,193,157        7,825
    1,971,408     EURO        11/05/01     1,773,893        2,741
    6,865,935      HKD        11/01/01       880,277          (29)
    7,142,164      HKD        11/02/01       915,697          (35)
   47,988,901      JPY        11/01/01       392,062          887
   73,482,918      JPY        11/02/01       600,386        2,665
2,430,311,038      JPY        12/14/01    19,909,594      378,643
1,350,823,661      JPY        12/14/01    11,066,217      211,416
                                         -----------   ----------
                                         $38,383,212   $  610,683
                                         -----------   ----------
                                               TOTAL   $  607,923
                                                       ==========

--------------------------------------------
EURO    European Monetary Unit
HKD     Hong Kong Dollar
JPY     Japanese Yen



--------------------------------------------------------------------------------
                     INDUSTRY CONCENTRATION OF COMMON STOCKS
                         AS A PERCENTAGE OF NET ASSETS:


Consumer Staples                        18.70%
Industrial                              17.72
Communications                          17.36
Financial                               14.35
Consumer Cyclical                        9.82
Energy                                   9.68
Technology                               5.04
Utilities                                3.60
Basic Materials                          1.78
Capital Goods                            1.17
                                       -------
                                        99.22%
                                       =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
----  PAN ASIA FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


     SHARES                                                           VALUE
  -----------                                                    --------------



COMMON STOCKS - 83.72%

                      CHINA - 9.73%

      160,000         Beijing Capital International
                      Airport Co., Ltd. ......................   $       39,384
       15,000         China Mobile, Ltd.* ....................           45,481
       30,000         China Unicom, Ltd.* ....................           27,884
       35,000         CNOOC, Ltd. ............................           34,327
       30,000         Cosco Pacific, Ltd. ....................           15,769
       42,000         Digital China Holdings, Ltd. ...........           14,135
       20,000         Legend Holdings, Ltd. ..................            8,397
      300,000         PetroChina Co., Ltd. ...................           56,538
      160,000         Qingling Motors Co., Ltd. ..............           28,102
      150,000         Zhejiang Expressway Co., Ltd., Class H .           35,000
                                                                 --------------
                                                                        305,017
                                                                 --------------

                      HONG KONG - 10.30%

       15,000         Amoy Properties, Ltd. ..................           15,577
        8,000         Cheung Kong Holdings, Ltd. .............           67,692
        5,000         Hang Seng Bank, Ltd. ...................           50,160
       30,000         Hong Kong Exchanges & Clearing, Ltd. ...           40,192
       10,000         Hutchison Whampoa, Ltd. ................           81,089
       50,000         South China Morning Post Holdings, Ltd.            26,442
       10,000         Swire Pacific, Ltd., Class A ...........           41,795
                                                                 --------------
                                                                        322,947
                                                                 --------------

                      JAPAN - 36.12%

        2,000         Ajinomoto Co., Inc. ....................           21,650
        2,000         Canon, Inc. ............................           58,168
        4,000         Daikin Industries, Ltd. ................           57,841
            6         East Japan Railway Co. .................           34,950
          200         Fast Retailing Co., Ltd. ...............           23,283
        1,000         Fuji Photo Film Co. ....................           33,005
        3,000         Fujitsu, Ltd. ..........................           22,205
          700         Hoya Corp. .............................           41,804
       10,000         Jamco Corp. ............................           30,636
        4,000         Kagome Co., Ltd. .......................           38,234
        3,000         Kokusai Securities Co., Ltd. ...........           18,749
        2,000         Matsushita Electric Industrial Co., Ltd.           23,692
            4         Mitsubishi Tokyo Financial Group, Inc.*            29,737
       11,000         Mitsui Sumitomo Insurance Co., Ltd. ....           61,109
        2,000         NEC Corp. ..............................           18,137
        9,000         NGK Spark Plug Co., Ltd. ...............           66,762
           13         Nippon Telegraph & Telephone Corp. .....           53,527
        2,000         Nomura Holdings, Inc. ..................           26,306
        1,000         Pioneer Corp. ..........................           19,199
        1,000         Shin-Etsu Chemical Co., Ltd. ...........           32,923
        1,500         Sony Corp. .............................           56,738
        2,000         Star Micronics Co., Ltd. ...............           14,150
        6,000         Sumitomo Mitsui Banking Corp. ..........           37,106
        1,000         Takeda Chemical Industries, Ltd. .......           48,446
        3,000         Tokyo Broadcasting System, Inc. ........           50,243
          500         Tokyo Electron. Ltd. ...................           20,547
        3,000         Tokyu Corp. ............................           13,529
        6,000         Tokyu Land Corp.* ......................           11,813
        3,200         Toyota Motor Corp. .....................           77,644


     SHARES                                                           VALUE
  -----------                                                    --------------

                      JAPAN (CONTINUED)

        2,000         Trend Micro, Inc.* .....................   $       42,972
            4         UFJ Holdings, Inc. .....................           17,842
        1,000         Yamanouchi Pharmaceutical Co., Ltd. ....           29,656
                                                                 --------------
                                                                      1,132,603
                                                                 --------------

                      MALAYSIA - 1.55%

       20,000         Gamuda Berhad ..........................           23,473
       10,000         Resorts World Berhad ...................           13,684
        5,000         Telekom Malaysia Berhad ................           11,513
                                                                 --------------
                                                                         48,670
                                                                 --------------

                      SINGAPORE - 5.31%

      100,000         Comfort Group, Ltd. ....................           33,439
        3,000         DBS Group Holdings, Ltd. ...............           17,103
       10,000         Singapore Airlines, Ltd. ...............           46,321
        5,000         Singapore Press Holdings, Ltd. .........           43,306
        5,000         Venture Manufacturing, Ltd. ............           26,449
                                                                 --------------
                                                                        166,618
                                                                 --------------

                      SOUTH KOREA - 9.94%

          360         Hyundai Motor Co., Ltd. ................            5,782
        2,000         Kookmin Bank ...........................           30,888
        1,500         Kookmin Credit Card Co., Ltd. ..........           40,077
        2,000         Korea Electric Power Corp. .............           31,506
        2,000         Korea Telecom ..........................           74,131
        1,300         Korea Tobacco & Ginseng Corp.,
                      GDR* (A) ...............................            9,568
          500         Samsung Electronics ....................           66,988
        2,000         Shinhan Financial Group Co., Ltd. ......           17,220
          500         Shinsegae Co., Ltd. ....................           35,483
                                                                 --------------
                                                                        311,643
                                                                 --------------

                      TAIWAN - 8.70%

       20,632         Acer, Inc. .............................            6,275
        3,900         Ambit Microsystems Corp. ...............           15,645
        8,750         Asustek Computer, Inc. .................           29,906
          750         Asustek Computer, Inc., GDR ............            2,587
          302         Cathay Life Insurance Co., Ltd. ........              348
       12,350         China Steel Corp. ......................            4,811
       26,012         Chinatrust Commercial Bank .............           13,185
       25,000         Compal Electronics, Inc. ...............           19,913
        3,600         Hon Hai Precision Industry Co., Ltd. ...           13,347
        3,000         MediaTek, Inc. .........................           25,807
       63,000         National Securities Corp. ..............           20,711
       10,000         Quanta Computer, Inc. ..................           21,434
        6,000         Realtek Semiconductor Corp.* ...........           17,639
       17,163         Taiwan Cellular Corp. ..................           17,548
       21,400         Taiwan Semiconductor Manufacturing
                      Co., Ltd. ..............................           37,810
       28,050         United Microelectronics Corp.*... ......           23,074
          465         United Microelectronics Corp., ADR .....            2,651
                                                                 --------------
                                                                        272,691
                                                                 --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAN ASIA FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


     SHARES                                                          VALUE
  -----------                                                    --------------


                      THAILAND - 2.07%

       30,000         Advanced Info Service Public Co., Ltd. .   $       27,846
       10,000         Bangkok Bank Pcl.* .....................            9,450
       80,000         Shin Corp., Pcl.* ......................           27,734
                                                                 --------------
                                                                         65,030
                                                                 --------------
                      TOTAL COMMON STOCKS ....................        2,625,219
                                                                 --------------
                      (Cost $3,402,941)

   PAR VALUE
  ------------

                      REPURCHASE AGREEMENT - 12.88%
$     404,000         Repurchase Agreement with:
                      Credit Suisse First Boston Corp.
                      2.58%, Due 11/01/2001, dated 10/31/2001
                      Repurchase Price $404,029
                      (Collateralized by U.S. Treasury
                      Bonds & Notes, 2.75% - 8.13%
                      Due 02/28/2003 - 08/15/2022;
                      Total Par $360,899,
                      Market Value $412,083)..................          404,000
                                                                 --------------
                      TOTAL REPURCHASE AGREEMENT .............          404,000
                                                                 --------------
                      (Cost $404,000)

TOTAL INVESTMENTS - 96.60%....................................        3,029,219
                                                                 --------------
(Cost $3,806,941)

NET OTHER ASSETS AND LIABILITIES - 3.40%......................          106,751
                                                                 --------------

NET ASSETS - 100.00%..........................................   $    3,135,970
                                                                 ==============

--------------------------------------------
*      Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold in a transaction exempt from registration to qualified institutional buyers. At October 31, 2001, this security amounted to $9,568 or 0.31% of net assets.
ADR    American Depositary Receipt
GDR    Global Depositary Receipt






FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

    CURRENCY   CONTRACT TO  SETTLEMENT   CONTRACT     UNREALIZED
      VALUE      DELIVER       DATES     AT VALUE   (DEPRECIATION)
    ---------  ----------   ----------  ----------  --------------
    34,731,000     JPY      11/15/01    $ 284,011     $ (15,989)
                                        ---------     ---------
                                         $ 284,011    $ (15,989)
                                        ---------     ---------


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                     UNREALIZED
    CURRENCY   CONTRACT TO  SETTLEMENT   CONTRACT    APPRECIATION
      VALUE      DELIVER       DATES     AT VALUE   (DEPRECIATION)
    ---------  ----------   ----------  ----------  --------------
   11,830,000      JPY      11/15/01    $  96,739    $   3,261
   35,610,000      JPY      11/15/01      291,199        8,801
                                        ---------    ---------
                                        $ 387,938    $  12,062
                                        ---------    ---------
                                            TOTAL    $  (3,927)
                                                     =========

--------------------------------------------
JPY     Japanese Yen

--------------------------------------------------------------------------------
                     INDUSTRY CONCENTRATION OF COMMON STOCKS
                         AS A PERCENTAGE OF NET ASSETS:


Industrial                              18.12%
Finance                                 16.75
Technology                              12.92
Consumer Cyclical                       12.92
Communications                          12.59
Consumer Staples                         3.06
Energy                                   2.90
Basic Materials                          2.75
Utilities                                1.71
                                       -------
                                        83.72%
                                       =======


                       SEE NOTES TO FINANCIAL STATEMENTS.

                       This page left blank intentionally.

GALAXY EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

                                                  ASSET ALLOCATION   EQUITY INCOME    GROWTH AND   STRATEGIC EQUITY  EQUITY VALUE
                                                        FUND             FUND         INCOME FUND        FUND            FUND
                                                   -------------    --------------   ------------   --------------   ------------

ASSETS:
   Investments (Note 2)
     Investments at cost ......................    $590,120,417      $ 292,063,088    $642,527,145     $ 98,557,131   $ 343,697,781
     Repurchase agreement .....................              --          7,076,000              --       11,720,000      18,091,000
     Net unrealized appreciation (depreciation)      31,440,170         (3,963,996)    103,473,886        3,274,551      (1,198,250)
                                                   ------------      -------------    ------------     ------------   -------------
     Total investments at value ...............     621,560,587        295,175,092     746,001,031      113,551,682     360,590,531
   Cash and foreign currency* .................              --                 --              --              432              26
   Unrealized appreciation on open
     forward foreign currency contracts .......              --                 --              --               --              --
   Receivable for investments sold ............      13,152,700         43,501,266      48,995,146               --       3,000,683
   Receivable for shares sold .................         151,503             41,035          44,632           65,243         293,235
   Interest and dividends receivables .........       3,423,524            567,738         518,853           93,145          90,196
   Tax reclaim receivable .....................              --                 --              --               --              --
   Deferred organizational expense (Note 2) ...              --                 --              --            4,543              --
   Receivable from Investment Advisor (Note 4)               --                 --              --               --              --
   Receivable from Fleet affiliates (Note 3) ..              --                 --              --               --              --
                                                   ------------      -------------    ------------     ------------   -------------
     Total Assets .............................     638,288,314        339,285,131     795,559,662      113,715,045     363,974,671
                                                   ------------      -------------    ------------     ------------   -------------

LIABILITIES:
   Unrealized (depreciation) on open
     forward foreign currency contracts .......              --                 --              --               --              --
   Payable for investments purchased ..........       7,000,661         42,761,969      23,501,878               --       4,410,164
   Payable to custodian .......................       1,584,205             23,071         549,239               --              --
   Payable for shares repurchased .............       1,949,761            346,887       1,722,417           14,956         880,558
   Advisory fee payable (Note 3) ..............         405,099            193,105         492,539           53,686         228,204
   Payable to Fleet affiliates (Note 3) .......         151,882             40,022         153,989            1,311          62,335
   Payable to Administrator ...................         101,344             38,773         119,421           15,590          70,362
   Trustees' fees and expenses payable (Note 3)          26,793             14,450          27,090            2,866          22,688
   Accrued expenses and other payables ........         100,853             66,230         127,069           31,935          88,208
                                                   ------------      -------------    ------------     ------------   -------------
     Total Liabilities ........................      11,320,598         43,484,507      26,693,642          120,344       5,762,519
                                                   ------------      -------------    ------------     ------------   -------------
NET ASSETS ....................................    $626,967,716      $ 295,800,624    $768,866,020     $113,594,701   $ 358,212,152
                                                   ============      =============    ============     ============   =============

                                                    LARGE CAP      EQUITY GROWTH      LARGE CAP        GROWTH        SMALL CAP
                                                   VALUE FUND          FUND          GROWTH FUND       FUND II       VALUE FUND
                                                 --------------   -------------    --------------  -------------   --------------

ASSETS:
   Investments (Note 2)
     Investments at cost ......................   $148,192,095    $1,122,970,958    $ 187,923,572   $ 87,765,474    $ 472,107,266
     Repurchase agreement .....................      9,676,000        37,667,000        7,906,000             --       69,785,000
     Net unrealized appreciation (depreciation)     37,332,055       126,191,640       (6,468,162)    12,258,004      (12,489,278)
                                                  ------------    --------------    -------------   ------------    -------------
     Total investments at value ...............    195,200,150     1,286,829,598      189,361,410    100,023,478      529,402,988
   Cash and foreign currency* .................            138               463              961         59,079              486
   Unrealized appreciation on open
     forward foreign currency contracts .......             --                --               --             --               --
   Receivable for investments sold ............             --         5,951,576               --             --        2,837,102
   Receivable for shares sold .................          8,138           478,791           13,223          2,235          643,930
   Interest and dividends receivables .........        203,545           617,199           58,493         46,400          139,659
   Tax reclaim receivable .....................             --                --               --             --               --
   Deferred organizational expense (Note 2) ...             --                --               --             --               --
   Receivable from Investment Advisor (Note 4)              --                --               --             --               --
   Receivable from Fleet affiliates (Note 3) ..             --                --               --             --               --
                                                  ------------    --------------    -------------   ------------    -------------
     Total Assets .............................    195,411,971     1,293,877,627      189,434,087    100,131,192      533,024,165
                                                  ------------    --------------    -------------   ------------    -------------

LIABILITIES:
   Unrealized (depreciation) on open
     forward foreign currency contracts .......             --                --               --             --               --
   Payable for investments purchased ..........             --         5,100,760               --             --          263,750
   Payable to custodian .......................             --                --               --             --               --
   Payable for shares repurchased .............        412,508         2,013,653          191,678        142,028          745,735
   Advisory fee payable (Note 3) ..............        103,263           785,273           90,614         54,276          333,822
   Payable to Fleet affiliates (Note 3) .......         11,378           182,118            5,159          3,230           35,474
   Payable to Administrator ...................         36,007           180,472           32,286         13,263           65,748
   Trustees' fees and expenses payable (Note 3)            858            60,166              924          1,108           15,132
   Accrued expenses and other payables ........          3,452           181,966           11,318         46,112           74,882
                                                  ------------    --------------    -------------   ------------    -------------
     Total Liabilities ........................        567,466         8,504,408          331,979        260,017        1,534,543
                                                  ------------    --------------    -------------   ------------    -------------
NET ASSETS ....................................   $194,844,505    $1,285,373,219    $ 189,102,108   $ 99,871,175    $ 531,489,622
                                                  ============    ==============    =============   ============    =============

                                                   SMALL COMPANY  INTERNATIONAL     PAN ASIA
                                                    EQUITY FUND    EQUITY FUND        FUND
                                                  -------------  --------------  -------------

ASSETS:
   Investments (Note 2)
     Investments at cost ......................   $ 446,805,713   $ 787,204,762   $ 3,402,941
     Repurchase agreement .....................       2,363,000              --       404,000
     Net unrealized appreciation (depreciation)     (26,917,890)   (194,156,379)     (777,722)
                                                  -------------   -------------   -----------
     Total investments at value ...............     422,250,823     593,048,383     3,029,219
   Cash and foreign currency* .................              --              20         8,633
   Unrealized appreciation on open
     forward foreign currency contracts .......              --         607,923            --
   Receivable for investments sold ............              --       7,412,520       110,969
   Receivable for shares sold .................       1,141,501       2,079,945        43,198
   Interest and dividends receivables .........          92,735         979,523         2,662
   Tax reclaim receivable .....................              --         930,735            --
   Deferred organizational expense (Note 2) ...              --              --            --
   Receivable from Investment Advisor (Note 4)               --              --        19,911
   Receivable from Fleet affiliates (Note 3) ..              --          11,380            --
                                                  -------------   -------------   -----------
     Total Assets .............................     423,485,059     605,070,429     3,214,592
                                                  -------------   -------------   -----------

LIABILITIES:
   Unrealized (depreciation) on open
     forward foreign currency contracts .......              --              --         3,927
   Payable for investments purchased ..........       4,336,008       3,048,854        38,401
   Payable to custodian .......................           8,781       2,659,323            --
   Payable for shares repurchased .............         671,586         953,495            --
   Advisory fee payable (Note 3) ..............         263,147         332,700            --
   Payable to Fleet affiliates (Note 3) .......          70,549              --            53
   Payable to Administrator ...................          66,409          81,062         5,640
   Trustees' fees and expenses payable (Note 3)          19,740          23,793            33
   Accrued expenses and other payables ........         112,155         239,681        30,568
                                                  -------------   -------------   -----------
     Total Liabilities ........................       5,548,375       7,338,908        78,622
                                                  -------------   -------------   -----------
NET ASSETS ....................................   $ 417,936,684   $ 597,731,521   $ 3,135,970
                                                  =============   =============   ===========

---------------------------------------
* Cost of foreign currency is $20 and $11,521 for the International Equity Fund and Pan Asia Fund, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      56-57

GALAXY EQUITY FUNDS

OCTOBER 31, 2001

                                                               ASSET ALLOCATION    EQUITY INCOME      GROWTH AND    STRATEGIC EQUITY
                                                                     FUND              FUND           INCOME FUND         FUND
                                                               ----------------    -------------    -------------   ----------------

NET ASSETS CONSIST OF:
   Par value (Note 5) .......................................     $      41,959    $      22,895    $      60,407     $      11,333
   Paid-in capital in excess of par value ...................       595,746,320      286,500,946      639,865,710       105,895,720
   Underdistribted (overdistributed)
     net investment income ..................................           (15,900)         377,191          (14,776)           77,853
   Accumulated net realized gain (loss) on investments sold .          (244,833)      12,863,588       25,480,793         4,335,244
   Net unrealized appreciation (depreciation) on investments,
     foreign currency and forward currency contracts ........        31,440,170       (3,963,996)     103,473,886         3,274,551
                                                                  -------------    -------------    -------------     -------------
TOTAL NET ASSETS ............................................     $ 626,967,716    $ 295,800,624    $ 768,866,020     $ 113,594,701
                                                                  =============    =============    ============      =============

Retail A Shares:
   Net Assets ...............................................     $ 289,882,378    $ 147,081,643    $ 259,884,219     $   8,399,916
   Shares of beneficial interest outstanding ................        19,389,829       11,383,170       20,458,175           838,505
   NET ASSET VALUE and redemption price per share ...........     $       14.95    $       12.92    $      12.70      $       10.02
   Sales charge - 5.75% of offering price ...................              0.91             0.79            0.77               0.61
                                                                  -------------    -------------    -------------     -------------
   Maximum offering price per share .........................     $       15.86    $       13.71    $       13.47     $       10.63
                                                                  =============    =============    ============      =============
Retail B Shares:
   Net Assets ...............................................     $ 106,074,244    $  14,751,563    $  48,511,815     $   2,285,901
   Shares of beneficial interest outstanding ................         7,108,886        1,162,944        3,881,449           231,703
                                                                  -------------    -------------    -------------     -------------
   NET ASSET VALUE and offering price per share*  ...........     $       14.92    $       12.68    $      12.50      $        9.87
                                                                  =============    =============    ============      =============
Trust Shares:
   Net Assets ...............................................     $ 230,562,235    $ 133,967,418    $ 460,301,523     $ 102,908,884
   Shares of beneficial interest outstanding ................        15,429,879       10,348,727       36,053,777        10,262,668
                                                                  -------------    -------------    -------------     -------------
   NET ASSET VALUE, offering and
     redemption price per share .............................     $       14.94    $       12.95    $      12.77      $       10.03
                                                                  =============    =============    ============      =============
Prime A Shares:
   Net Assets ...............................................     $      59,573    $          --    $      59,665     $          --
   Shares of beneficial interest outstanding ................             3,986               --            4,684                --
   NET ASSET VALUE and redemption price per share ...........     $       14.95    $          --    $      12.74      $          --
   Sales charge - 5.50% of offering price ...................              0.87               --            0.74                 --
                                                                  -------------    -------------    -------------     -------------
   Maximum offering price per share .........................     $       15.82    $          --    $      13.48      $          --
                                                                  =============    =============    ============      =============
Prime B Shares:
   Net Assets ...............................................     $     389,286    $          --    $     108,798     $          --
   Shares of beneficial interest outstanding ................            26,079               --            8,642                --
                                                                  -------------    -------------    -------------     -------------
   NET ASSET VALUE and offering price per share*  ...........     $       14.93    $          --    $      12.59      $          --
                                                                  =============    =============    ============      =============

                                                                 EQUITY VALUE     LARGE CAP       EQUITY GROWTH        LARGE CAP
                                                                     FUND        VALUE FUND           FUND            GROWTH FUND
                                                                -------------  ---------------   ----------------    --------------

NET ASSETS CONSIST OF:
   Par value (Note 5) .......................................   $      28,602  $        15,408   $         64,855    $       24,887
   Paid-in capital in excess of par value ...................     351,964,988      159,696,850      1,206,771,326       241,230,612
   Underdistribted (overdistributed)
     net investment income ..................................         (12,047)          71,409            (35,363)          (18,400)
   Accumulated net realized gain (loss) on investments sold .       7,428,859       (2,271,217)       (47,619,239)      (45,666,829)
   Net unrealized appreciation (depreciation) on investments,
     foreign currency and forward currency contracts ........      (1,198,250)      37,332,055        126,191,640        (6,468,162)
                                                                -------------  ---------------   ----------------    --------------
TOTAL NET ASSETS ............................................   $ 358,212,152  $   194,844,505   $  1,285,373,219    $  189,102,108
                                                                =============  ===============   ================    ==============

Retail A Shares:
   Net Assets ...............................................   $ 180,434,951  $    10,737,985   $    346,213,767    $    4,665,476
   Shares of beneficial interest outstanding ................      14,452,658          848,996         17,572,086           621,785
   NET ASSET VALUE and redemption price per share ...........   $       12.48  $         12.65   $          19.70    $         7.50
   Sales charge - 5.75% of offering price ...................            0.76             0.77               1.20              0.46
                                                                -------------  ---------------   ----------------    --------------
   Maximum offering price per share .........................   $       13.24  $         13.42   $          20.90    $         7.96
                                                                =============  ===============   ================    ==============
Retail B Shares:
   Net Assets ...............................................   $  25,775,696  $    19,810,339   $     92,292,393    $   23,924,662
   Shares of beneficial interest outstanding ................       2,129,683        1,599,015          4,912,900         3,308,794
                                                                -------------  ---------------   ----------------    --------------
   NET ASSET VALUE and offering price per share*  ...........   $       12.10  $         12.39   $          18.79    $         7.23
                                                                =============  ===============   ================    ==============
Trust Shares:
   Net Assets ...............................................   $ 152,001,505  $   164,296,181   $    845,887,243    $  160,511,970
   Shares of beneficial interest outstanding ................      12,019,929       12,960,002         42,319,761        20,956,711
                                                                -------------  ---------------   ----------------    --------------
   NET ASSET VALUE, offering and
     redemption price per share .............................   $       12.65  $         12.68   $          19.99    $         7.66
                                                                =============  ===============   ================    ==============
Prime A Shares:
   Net Assets ...............................................   $          --              N/A   $        670,918               N/A
   Shares of beneficial interest outstanding ................              --              N/A             33,992               N/A
   NET ASSET VALUE and redemption price per share ...........   $          --              N/A   $          19.74               N/A
   Sales charge - 5.50% of offering price ...................              --              N/A               1.15               N/A
                                                                -------------  ---------------   ----------------    --------------
   Maximum offering price per share .........................   $          --              N/A   $          20.89               N/A
                                                                =============  ===============   ================    ==============
Prime B Shares:
   Net Assets ...............................................   $          --              N/A   $        308,898               N/A
   Shares of beneficial interest outstanding ................              --              N/A             15,991               N/A
                                                                -------------  ---------------   ----------------    --------------
   NET ASSET VALUE and offering price per share*  ...........   $          --              N/A   $          19.32               N/A
                                                                =============  ===============   ================    ==============

                                                                  GROWTH          SMALL CAP      SMALL COMPANY     INTERNATIONAL
                                                                  FUND II         VALUE FUND      EQUITY FUND      EQUITY FUND
                                                               -------------    -------------    -------------     -------------

NET ASSETS CONSIST OF:
   Par value (Note 5) .......................................  $      10,937    $      37,760    $      27,068     $      52,720
   Paid-in capital in excess of par value ...................     90,646,979      496,595,010      452,822,673       892,194,892
   Underdistribted (overdistributed)
     net investment income ..................................           (529)         136,358           (8,638)       10,687,150
   Accumulated net realized gain (loss) on investments sold .     (3,043,580)      47,209,772       (7,986,529)     (111,545,088)
   Net unrealized appreciation (depreciation) on investments,
     foreign currency and forward currency contracts ........     12,257,368      (12,489,278)     (26,917,890)     (193,658,153)
                                                               -------------    -------------    -------------     -------------
TOTAL NET ASSETS ............................................  $  99,871,175    $ 531,489,622    $ 417,936,684     $ 597,731,521
                                                               =============    =============    =============     =============

Retail A Shares:
   Net Assets ...............................................  $  37,610,595    $ 100,158,544    $  84,332,478     $  65,749,007
   Shares of beneficial interest outstanding ................      4,134,230        7,175,055        5,639,885         5,889,844
   NET ASSET VALUE and redemption price per share ...........  $        9.10    $       13.96    $       14.95     $       11.16
   Sales charge - 5.75% of offering price ...................           0.56             0.85             0.91              0.68
                                                               -------------    -------------    -------------     -------------
   Maximum offering price per share .........................  $        9.66    $       14.81    $       15.86     $       11.84
                                                               =============    =============    =============     =============
Retail B Shares:
   Net Assets ...............................................  $     910,541    $   5,277,735    $  15,190,245     $   6,988,463
   Shares of beneficial interest outstanding ................        100,925          384,642        1,062,405           632,863
                                                               -------------    -------------    -------------     -------------
   NET ASSET VALUE and offering price per share*  ...........  $        9.02    $       13.72    $       14.30     $       11.04
                                                               =============    =============    =============     =============
Trust Shares:
   Net Assets ...............................................  $  61,350,039    $ 425,686,974    $ 318,413,961     $ 524,704,458
   Shares of beneficial interest outstanding ................      6,701,935       30,174,146       20,365,598        46,171,518
                                                               -------------    -------------    -------------     -------------
   NET ASSET VALUE, offering and
     redemption price per share .............................  $        9.15    $       14.11    $       15.63     $       11.36
                                                               =============    =============    =============     =============
Prime A Shares:
   Net Assets ...............................................            N/A    $     168,301    $          --     $       9,459
   Shares of beneficial interest outstanding ................            N/A           11,982               --               845
   NET ASSET VALUE and redemption price per share ...........            N/A    $       14.05    $          --     $       11.19
   Sales charge - 5.50% of offering price ...................            N/A             0.82               --              0.65
                                                               -------------    -------------    -------------     -------------
   Maximum offering price per share .........................            N/A    $       14.87           $   --     $       11.84
                                                               =============    =============    =============     =============
Prime B Shares:
   Net Assets ...............................................            N/A    $     198,068    $          --     $     280,134
   Shares of beneficial interest outstanding ................            N/A           14,336               --            25,214
                                                               -------------    -------------    -------------     -------------
   NET ASSET VALUE and offering price per share*  ...........            N/A    $       13.82           $   --     $       11.11
                                                               =============    =============    =============     =============

                                                                    PAN ASIA
                                                                      FUND
                                                                 -------------

NET ASSETS CONSIST OF:
   Par value (Note 5) .......................................    $         493
   Paid-in capital in excess of par value ...................        4,733,267
   Underdistribted (overdistributed)
     net investment income ..................................            3,911
   Accumulated net realized gain (loss) on investments sold .         (820,007)
   Net unrealized appreciation (depreciation) on investments,
     foreign currency and forward currency contracts ........         (781,694)
                                                                 -------------
TOTAL NET ASSETS ............................................    $   3,135,970
                                                                 =============

Retail A Shares:
   Net Assets ...............................................    $     178,417
   Shares of beneficial interest outstanding ................           28,192
   NET ASSET VALUE and redemption price per share ...........    $        6.33
   Sales charge - 5.75% of offering price ...................             0.39
                                                                 -------------
   Maximum offering price per share .........................    $        6.72
                                                                 =============
Retail B Shares:
   Net Assets ...............................................    $      13,259
   Shares of beneficial interest outstanding ................            2,116
                                                                 -------------
   NET ASSET VALUE and offering price per share*  ...........    $        6.27
                                                                 =============
Trust Shares:
   Net Assets ...............................................    $   2,941,013
   Shares of beneficial interest outstanding ................          461,815
                                                                 -------------
   NET ASSET VALUE, offering and
     redemption price per share .............................    $        6.37
                                                                 =============
Prime A Shares:
   Net Assets ...............................................    $       1,650
   Shares of beneficial interest outstanding ................              260
   NET ASSET VALUE and redemption price per share ...........    $        6.34
   Sales charge - 5.50% of offering price ...................             0.37
                                                                 -------------
   Maximum offering price per share .........................    $        6.71
                                                                 =============
Prime B Shares:
   Net Assets ...............................................    $       1,631
   Shares of beneficial interest outstanding ................              260
                                                                 -------------
   NET ASSET VALUE and offering price per share*  ...........    $        6.27
                                                                 =============

----------------------------------------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      58-59

GALAXY EQUITY FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001

                                                            ASSET ALLOCATION   EQUITY INCOME      GROWTH AND     STRATEGIC EQUITY
                                                                   FUND            FUND          INCOME FUND           FUND
                                                            ----------------   -------------     -------------      -----------
INVESTMENT INCOME:
   Interest (Note 2) ..................................      $  20,854,656     $    644,658     $   1,093,266      $   470,049
   Dividends (Note 2) .................................          2,366,370        5,661,138        12,192,614        1,272,961
   Less: foreign taxes withheld (Note 2) ..............                 --               --           (83,056)          (4,013)
                                                             -------------     ------------     -------------      -----------
     Total investment income ..........................         23,221,026        6,305,796        13,202,824        1,738,997
                                                             -------------     ------------     -------------      -----------

EXPENSES:
   Investment advisory fee (Note 3) ...................          5,222,564        2,072,449         7,044,743          876,520
   Administration fee (Note 3) ........................            460,221          181,804           618,837           77,223
   Custodian fee ......................................             43,481           10,506            34,468           13,950
   Fund accounting fee (Note 3) .......................            126,235           59,998           115,259           48,621
   Professional fees (Note 3) .........................             33,971           24,666            43,339           22,810
   Transfer agent fee (Note 3) ........................          1,142,307          275,560         1,142,099           30,704
   Shareholder services and 12b-1 fees (Note 3) .......          1,949,842          527,535         1,435,085           43,491
   Trustees' fees and expenses (Note 3) ...............              9,457            3,561            11,511            1,840
   Amortization of organization expense (Note 2)  .....                 --               --                --            3,398
   Reports to shareholders ............................            327,419          112,107           315,970           20,228
   Registration fee ...................................             72,698           32,095            72,539           42,368
   Miscellaneous ......................................             48,117           16,187            53,714            9,380
                                                             -------------     ------------     -------------      -----------
     Total expenses before reimbursement/waiver .......          9,436,312        3,316,468        10,887,564        1,190,533
                                                             -------------     ------------     -------------      -----------
     Less: reimbursement/waiver (Note 4) ..............           (118,616)         (12,971)         (343,811)        (246,624)
                                                             -------------     ------------     -------------      -----------
     Total expenses net of reimbursement/waiver .......          9,317,696        3,303,497        10,543,753          943,909
                                                             -------------     ------------     -------------      -----------

NET INVESTMENT INCOME (LOSS) ..........................         13,903,330        3,002,299         2,659,071          795,088
                                                             -------------     ------------     -------------      -----------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 2 &6):
   Net realized gain (loss) on investments sold .......          1,779,786       14,729,943        39,931,530        4,900,020
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency ...................                 --               --                --               --
   Net change in unrealized (depreciation)
     on investments, foreign currency and
     forward foreign currency contracts* ..............       (131,821,300)     (64,626,750)     (189,931,026)      (7,266,203)
                                                             -------------     ------------     -------------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .....................................       (130,041,514)     (49,896,807)     (149,999,496)      (2,366,183)
                                                             -------------     ------------     -------------      -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................      $(116,138,184)    $(46,894,508)    $(147,340,425)     $(1,571,095)
                                                             =============     ============     =============      ===========

                                                           EQUITY VALUE      LARGE CAP     EQUITY GROWTH      LARGE CAP
                                                               FUND        VALUE FUND(1)       FUND        GROWTH FUND(1)
                                                           ------------    ------------    -------------    ------------
INVESTMENT INCOME:
   Interest (Note 2) ..................................   $    645,776    $     95,834    $   3,090,366    $    249,380
   Dividends (Note 2) .................................      4,200,093       2,886,452       13,435,237       1,489,275
   Less: foreign taxes withheld (Note 2) ..............        (19,807)        (60,791)        (125,854)        (11,309)
                                                          ------------    ------------    -------------    ------------
     Total investment income ..........................      4,826,062       2,921,495       16,399,749       1,727,346
                                                          ------------    ------------    -------------    ------------

EXPENSES:
   Investment advisory fee (Note 3) ...................      2,973,507       1,518,512       11,924,515       1,554,075
   Administration fee (Note 3) ........................        259,941         344,393        1,046,636         355,241
   Custodian fee ......................................         17,289          40,837           20,945          42,276
   Fund accounting fee (Note 3) .......................         63,508          14,576          139,682           9,304
   Professional fees (Note 3) .........................         30,179          26,133           67,800          28,769
   Transfer agent fee (Note 3) ........................        619,240         133,381        1,725,473         161,015
   Shareholder services and 12b-1 fees (Note 3) .......        866,759         246,658        2,322,198         286,956
   Trustees' fees and expenses (Note 3) ...............          5,274           2,589           18,144           2,732
   Amortization of organization expense (Note 2)  .....             --              --               --              --
   Reports to shareholders ............................        229,393          25,969          587,386          30,797
   Registration fee ...................................         24,011          28,777           63,297          39,332
   Miscellaneous ......................................         38,756           3,049           98,040           3,409
                                                          ------------    ------------    -------------    ------------
     Total expenses before reimbursement/waiver .......      5,127,857       2,384,874       18,014,116       2,513,906
                                                          ------------    ------------    -------------    ------------
     Less: reimbursement/waiver (Note 4) ..............        (19,298)       (164,077)        (217,025)       (197,442)
                                                          ------------    ------------    -------------    ------------
     Total expenses net of reimbursement/waiver .......      5,108,559       2,220,797       17,797,091       2,316,464
                                                          ------------    ------------    -------------    ------------

NET INVESTMENT INCOME (LOSS) ..........................       (282,497)        700,698       (1,397,342)       (589,118)
                                                          ------------    ------------    -------------    ------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 2 &6):
   Net realized gain (loss) on investments sold .......     13,619,668      (1,164,324)     (46,108,270)     (2,762,950)
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency ...................             --              --               --              --
   Net change in unrealized (depreciation)
     on investments, foreign currency and
     forward foreign currency contracts* ..............    (54,919,433)    (60,506,464)    (532,258,353)    (93,707,281)
                                                          ------------    ------------    -------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .....................................    (41,299,765)    (61,670,788)    (578,366,623)    (96,470,231)
                                                          ------------    ------------    -------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $(41,582,262)   $(60,970,090)   $(579,763,965)   $(97,059,349)
                                                          ============    ============    =============    ============

                                                             GROWTH       SMALL CAP     SMALL COMPANY   INTERNATIONAL     PAN ASIA
                                                             FUND II      VALUE FUND     EQUITY FUND    EQUITY FUND         FUND
                                                           ------------   ------------   ------------   -------------    ----------
INVESTMENT INCOME:
   Interest (Note 2) ..................................   $    391,049   $  2,282,319   $    461,213   $     576,278    $    14,395
   Dividends (Note 2) .................................        183,314      4,687,681      2,056,520      12,215,007         53,153
   Less: foreign taxes withheld (Note 2) ..............         (7,855)        (6,259)        (1,785)     (1,214,982)        (4,052)
                                                          ------------   ------------   ------------   -------------    -----------
     Total investment income ..........................        566,508      6,963,741      2,515,948      11,576,303         63,496
                                                          ------------   ------------   ------------   -------------    -----------

EXPENSES:
   Investment advisory fee (Note 3) ...................        902,654      3,730,660      3,664,651       6,978,384         45,383
   Administration fee (Note 3) ........................         79,370        328,447        322,914         524,095          2,516
   Custodian fee ......................................         14,677         35,562         37,653         715,626         54,625
   Fund accounting fee (Note 3) .......................         51,373         87,794         88,332         146,564         51,163
   Professional fees (Note 3) .........................         19,780         33,651         34,941          52,772         47,026
   Transfer agent fee (Note 3) ........................         70,264        353,973        779,950         668,317          5,078
   Shareholder services and 12b-1 fees (Note 3) .......        134,240        313,900        422,673         304,737            574
   Trustees' fees and expenses (Note 3) ...............          1,436          6,195          6,946          10,408             58
   Amortization of organization expense (Note 2)  .....             --             --             --              --             --
   Reports to shareholders ............................         36,162        143,862        226,138         234,268          2,118
   Registration fee ...................................         59,961         74,137         48,801          62,783         68,557
   Miscellaneous ......................................         33,437         27,447         31,122          90,436          7,241
                                                          ------------   ------------   ------------   -------------    -----------
     Total expenses before reimbursement/waiver .......      1,403,354      5,135,628      5,664,121       9,788,390        284,339
                                                          ------------   ------------   ------------   -------------    -----------
     Less: reimbursement/waiver (Note 4) ..............       (258,533)       (12,754)        (6,752)     (2,091,099)      (224,752)
                                                          ------------   ------------   ------------   -------------    -----------
     Total expenses net of reimbursement/waiver .......      1,144,821      5,122,874      5,657,369       7,697,291         59,587
                                                          ------------   ------------   ------------   -------------    -----------

NET INVESTMENT INCOME (LOSS) ..........................       (578,313)     1,840,867     (3,141,421)      3,879,012          3,909
                                                          ------------   ------------   ------------   -------------    -----------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 2 &6):
   Net realized gain (loss) on investments sold .......     (2,971,232)    53,226,917     (7,837,951)   (106,495,190)      (820,007)
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency ...................         (2,270)            --             --       8,065,055        (93,329)
   Net change in unrealized (depreciation)
     on investments, foreign currency and
     forward foreign currency contracts* ..............    (42,901,068)    (2,778,817)   (74,616,004)   (210,194,962)      (485,929)
                                                          ------------   ------------   ------------   -------------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .....................................    (45,874,570)    50,448,100    (82,453,955)   (308,625,097)    (1,399,265)
                                                          ------------   ------------   ------------   -------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $(46,452,883)  $ 52,288,967   $(85,595,376)  $(304,746,085)   $(1,395,356)
                                                          ============   ============   ============   =============    ===========

------------------------------------------
(1)  For the period January 1, 2001 through October 31, 2001.
* Change in unrealized appreciation (depreciation) does not include unrealized appreciation (depreciation) in connection with the acquisition of The Pillar Funds (see Note 10).

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      60-61

GALAXY EQUITY FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                 LARGE CAP          LARGE CAP
                                                                VALUE FUND         GROWTH FUND
                                                              --------------      -------------

INVESTMENT INCOME:
   Dividend income ......................................      $  4,231,000       $  1,412,000
   Interest income ......................................           210,000          1,015,000
   Less: foreign taxes withheld .........................           (81,000)           (13,000)
                                                               ------------       ------------
     Total income .......................................         4,360,000          2,414,000
                                                               ------------       ------------

EXPENSES:
   Investment advisory fee ..............................         2,315,000          2,605,000
   Administration fee ...................................           608,000            684,000
   Custody fee ..........................................            77,000             87,000
   Transfer agency fee ..................................           177,000            173,000
   Professional fees ....................................            25,000             37,000
   Registration fees ....................................            25,000             40,000
   Distribution fees ....................................           395,000            425,000
   Printing expense .....................................            59,000             65,000
   Amortization of deferred organizational costs ........                --             12,000
   Insurance and other expenses .........................            33,000             20,000
                                                               ------------       ------------
     Total expenses .....................................         3,714,000          4,148,000
                                                               ------------       ------------
     Less: Investment advisory fee waived ...............          (232,000)          (249,000)
                                                               ------------       ------------
     Net expenses .......................................         3,482,000          3,899,000
                                                               ------------       ------------

NET INVESTMENT INCOME (LOSS) ............................           878,000         (1,485,000)
                                                               ------------       ------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments sold ................        12,750,000         23,546,000
   Net change in unrealized (depreciation) on investments       (23,292,000)       (65,982,000)
                                                               ------------       ------------

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ............................      $ (9,664,000)      $(43,921,000)
                                                               ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       This page left blank intentionally.

GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 ASSET ALLOCATION FUND
                                                                           ----------------------------------
                                                                                        YEARS ENDED
                                                                                        OCTOBER 31,
                                                                                2001                2000
                                                                           --------------      --------------

NET ASSETS AT BEGINNING OF THE PERIOD ................................      $ 792,894,391       $ 750,884,394
                                                                            -------------       -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .............................................         13,903,330          15,395,759
   Net realized gain on investments sold .............................          1,779,786          31,088,652
   Net change in unrealized appreciation (depreciation) on investments       (131,821,300)         24,978,427
                                                                            -------------       -------------
     Net increase (decrease) in net assets resulting from operations .       (116,138,184)         71,462,838
                                                                            -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income .............................................         (6,945,190)         (7,745,999)
   Dividends in excess of net investment income ......................                 --                  --
   Net realized gain on investments ..................................        (14,552,577)         (6,720,946)
                                                                            -------------       -------------
     Total Dividends .................................................        (21,497,767)        (14,466,945)
                                                                            -------------       -------------

   RETAIL B SHARES:
   Net investment income .............................................         (1,476,505)         (1,330,013)
   Net realized gain on investments ..................................         (4,250,364)         (1,621,536)
                                                                            -------------       -------------
     Total Dividends .................................................         (5,726,869)         (2,951,549)
                                                                            -------------       -------------

   TRUST SHARES:
   Net investment income .............................................         (6,073,932)         (6,071,628)
   Dividends in excess of net investment income ......................                 --                  --
   Net realized gain on investments ..................................        (11,508,401)         (4,679,919)
                                                                            -------------       -------------
     Total Dividends .................................................        (17,582,333)        (10,751,547)
                                                                            -------------       -------------

   PRIME A SHARES:
   Net investment income .............................................             (2,052)             (4,294)
   Dividends in excess of net investment income ......................                 --                  --
   Net realized gain on investments ..................................             (5,350)             (3,208)
                                                                            -------------       -------------
     Total Dividends .................................................             (7,402)             (7,502)
                                                                            -------------       -------------

   PRIME B SHARES:
   Net investment income .............................................             (6,871)             (7,967)
   Net realized gain on investments ..................................            (20,803)             (9,571)
                                                                            -------------       -------------
     Total Dividends .................................................            (27,674)            (17,538)
                                                                            -------------       -------------

   BKB SHARES:
   Net investment income .............................................           (396,225)           (148,232)
   Dividends in excess of net investment income ......................                 --                  --
   Net realized gain on investments ..................................           (909,701)                 --
                                                                            -------------       -------------
     Total Dividends .................................................         (1,305,926)           (148,232)
                                                                            -------------       -------------
     Total Dividends to shareholders .................................        (46,147,971)        (28,343,313)
                                                                            -------------       -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ...................         (3,640,520)         (1,109,528)
                                                                            -------------       -------------
   Net increase (decrease) in net assets .............................       (165,926,675)         42,009,997
                                                                            -------------       -------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ...................      $ 626,967,716       $ 792,894,391
                                                                            =============       =============

(A) Undistributed (overdistributed) net investment income ............      $     (15,900)      $   2,323,069
                                                                            =============       =============


                                                                                EQUITY INCOME FUND
                                                                        -----------------------------------
                                                                                    YEARS ENDED
                                                                                    OCTOBER 31,
                                                                            2001                  2000
                                                                       --------------        --------------

NET ASSETS AT BEGINNING OF THE PERIOD ................................  $ 298,963,495       $ 336,432,455
                                                                        -------------       -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .............................................      3,002,299           3,222,132
   Net realized gain on investments sold .............................     14,729,943          39,140,662
   Net change in unrealized appreciation (depreciation) on investments    (64,626,750)        (17,842,173)
                                                                        -------------       -------------
     Net increase (decrease) in net assets resulting from operations .    (46,894,508)         24,520,621
                                                                        -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income .............................................     (1,421,171)         (1,842,015)
   Dividends in excess of net investment income ......................             --                  --
   Net realized gain on investments ..................................    (25,103,583)        (31,691,075)
                                                                        -------------       -------------
     Total Dividends .................................................    (26,524,754)        (33,533,090)
                                                                        -------------       -------------

   RETAIL B SHARES:
   Net investment income .............................................         (6,081)             (8,791)
   Net realized gain on investments ..................................       (543,124)           (524,089)
                                                                        -------------       -------------
     Total Dividends .................................................       (549,205)           (532,880)
                                                                        -------------       -------------

   TRUST SHARES:
   Net investment income .............................................     (1,295,713)         (1,443,996)
   Dividends in excess of net investment income ......................             --                  --
   Net realized gain on investments ..................................    (14,248,992)        (17,919,446)
                                                                        -------------       -------------
     Total Dividends .................................................    (15,544,705)        (19,363,442)
                                                                        -------------       -------------

   PRIME A SHARES:
   Net investment income .............................................             --                  --
   Dividends in excess of net investment income ......................             --                  --
   Net realized gain on investments ..................................             --                  --
                                                                        -------------       -------------
     Total Dividends .................................................             --                  --
                                                                        -------------       -------------

   PRIME B SHARES:
   Net investment income .............................................             --                  --
   Net realized gain on investments ..................................             --                  --
                                                                        -------------       -------------
     Total Dividends .................................................             --                  --
                                                                        -------------       -------------

   BKB SHARES:
   Net investment income .............................................            N/A                 N/A
   Dividends in excess of net investment income ......................            N/A                 N/A
   Net realized gain on investments ..................................            N/A                 N/A
                                                                        -------------       -------------
     Total Dividends .................................................            N/A                 N/A
                                                                        -------------       -------------
     Total Dividends to shareholders .................................    (42,618,664)        (53,429,412)
                                                                        -------------       -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ...................     86,350,301          (8,560,169)
                                                                        -------------       -------------
   Net increase (decrease) in net assets .............................     (3,162,871)        (37,468,960)
                                                                        -------------       -------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ...................  $ 295,800,624       $ 298,963,495
                                                                        =============       =============

(A) Undistributed (overdistributed) net investment income ............  $     377,191       $     235,554
                                                                        =============       =============


                                                                               GROWTH AND INCOME FUND
                                                                        ------------------------------------
                                                                                     YEARS ENDED
                                                                                     OCTOBER 31,
                                                                             2001                  2000
                                                                        --------------        --------------

NET ASSETS AT BEGINNING OF THE PERIOD ................................  $ 1,095,445,939       $   603,862,075
                                                                        ---------------       ---------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .............................................        2,659,071             2,191,741
   Net realized gain on investments sold .............................       39,931,530            84,120,712
   Net change in unrealized appreciation (depreciation) on investments     (189,931,026)          (20,584,890)
                                                                        ---------------       ---------------
     Net increase (decrease) in net assets resulting from operations .     (147,340,425)           65,727,563
                                                                        ---------------       ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income .............................................         (235,448)             (744,359)
   Dividends in excess of net investment income ......................             (394)               (1,709)
   Net realized gain on investments ..................................      (16,777,149)          (13,038,412)
                                                                        ---------------       ---------------
     Total Dividends .................................................      (17,012,991)          (13,784,480)
                                                                        ---------------       ---------------

   RETAIL B SHARES:
   Net investment income .............................................               --                    --
   Net realized gain on investments ..................................       (4,830,743)           (3,563,567)
                                                                        ---------------       ---------------
     Total Dividends .................................................       (4,830,743)           (3,563,567)
                                                                        ---------------       ---------------

   TRUST SHARES:
   Net investment income .............................................       (2,181,328)           (1,670,332)
   Dividends in excess of net investment income ......................           (3,648)               (3,836)
   Net realized gain on investments ..................................      (51,792,877)          (17,166,606)
                                                                        ---------------       ---------------
     Total Dividends .................................................      (53,977,853)          (18,840,774)
                                                                        ---------------       ---------------

   PRIME A SHARES:
   Net investment income .............................................             (315)                 (617)
   Dividends in excess of net investment income ......................               (1)                   --
   Net realized gain on investments ..................................          (12,164)               (8,534)
                                                                        ---------------       ---------------
     Total Dividends .................................................          (12,480)               (9,151)
                                                                        ---------------       ---------------

   PRIME B SHARES:
   Net investment income .............................................               --                    --
   Net realized gain on investments ..................................          (10,153)               (7,365)
                                                                        ---------------       ---------------
     Total Dividends .................................................          (10,153)               (7,365)
                                                                        ---------------       ---------------

   BKB SHARES:
   Net investment income .............................................         (448,110)              (89,163)
   Dividends in excess of net investment income ......................             (749)                 (205)
   Net realized gain on investments ..................................      (10,483,566)                   --
                                                                        ---------------       ---------------
     Total Dividends .................................................      (10,932,425)              (89,368)
                                                                        ---------------       ---------------
     Total Dividends to shareholders .................................      (86,776,645)          (36,294,705)
                                                                        ---------------       ---------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ...................      (92,462,849)          462,151,006
                                                                        ---------------       ---------------
   Net increase (decrease) in net assets .............................     (326,579,919)          491,583,864
                                                                        ---------------       ---------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ...................  $   768,866,020       $ 1,095,445,939
                                                                        ===============       ===============

(A) Undistributed (overdistributed) net investment income ............  $       (14,776)      $        (9,984)
                                                                        ===============       ===============


                                                                                STRATEGIC EQUITY FUND
                                                                        -----------------------------------
                                                                                     YEARS ENDED
                                                                                     OCTOBER 31,
                                                                             2001                  2000
                                                                        -------------         -------------

NET ASSETS AT BEGINNING OF THE PERIOD ................................    $ 103,617,266       $  80,639,286
                                                                          -------------       -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .............................................          795,088             697,162
   Net realized gain on investments sold .............................        4,900,020           3,242,360
   Net change in unrealized appreciation (depreciation) on investments       (7,266,203)         14,145,832
                                                                          -------------       -------------
     Net increase (decrease) in net assets resulting from operations .       (1,571,095)         18,085,354
                                                                          -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income .............................................          (24,364)            (31,806)
   Dividends in excess of net investment income ......................               --                  --
   Net realized gain on investments ..................................         (272,087)           (925,957)
                                                                          -------------       -------------
     Total Dividends .................................................         (296,451)           (957,763)
                                                                          -------------       -------------

   RETAIL B SHARES:
   Net investment income .............................................               --                (651)
   Net realized gain on investments ..................................          (49,633)           (172,346)
                                                                          -------------       -------------
     Total Dividends .................................................          (49,633)           (172,997)
                                                                          -------------       -------------

   TRUST SHARES:
   Net investment income .............................................         (780,029)           (653,246)
   Dividends in excess of net investment income ......................               --                  --
   Net realized gain on investments ..................................       (2,945,509)         (8,843,322)
                                                                          -------------       -------------
     Total Dividends .................................................       (3,725,538)         (9,496,568)
                                                                          -------------       -------------

   PRIME A SHARES:
   Net investment income .............................................               --                  --
   Dividends in excess of net investment income ......................               --                  --
   Net realized gain on investments ..................................               --                  --
                                                                          -------------       -------------
     Total Dividends .................................................               --                  --
                                                                          -------------       -------------

   PRIME B SHARES:
   Net investment income .............................................               --                  --
   Net realized gain on investments ..................................               --                  --
                                                                          -------------       -------------
     Total Dividends .................................................               --                  --
                                                                          -------------       -------------

   BKB SHARES:
   Net investment income .............................................              N/A                 N/A
   Dividends in excess of net investment income ......................              N/A                 N/A
   Net realized gain on investments ..................................              N/A                 N/A
                                                                          -------------       -------------
     Total Dividends .................................................              N/A                 N/A
                                                                          -------------       -------------
     Total Dividends to shareholders .................................       (4,071,622)        (10,627,328)
                                                                          -------------       -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ...................       15,620,152          15,519,954
                                                                          -------------       -------------
   Net increase (decrease) in net assets .............................        9,977,435          22,977,980
                                                                          -------------       -------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ...................    $ 113,594,701       $ 103,617,266
                                                                          =============       =============

(A) Undistributed (overdistributed) net investment income ............    $      77,853       $      83,697
                                                                          =============       =============

------------------------------------
(1) For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 72 - 74.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      64-65

GALAXY EQUITY FUNDS


                                                                                   EQUITY VALUE FUND
                                                                            ---------------------------------
                                                                                      YEARS ENDED
                                                                                      OCTOBER 31,
                                                                                2001                2000
                                                                            -------------      --------------

NET ASSETS AT BEGINNING OF THE PERIOD ................................      $ 422,254,399       $ 570,384,032
                                                                            -------------       -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) ......................................           (282,497)             93,238
   Net realized gain (loss) on investments sold ......................         13,619,668          69,230,941
   Net change in unrealized appreciation (depreciation) on investments        (54,919,433)        (32,400,776)
                                                                            -------------       -------------
     Net increase (decrease) in net assets resulting from operations .        (41,582,262)         36,923,403
                                                                            -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A/CLASS A SHARES:
   Net investment income .............................................                 --            (107,490)
   Dividends in excess of net investment income ......................                 --              (1,289)
   Net realized gain on investments ..................................        (37,734,664)        (34,018,274)
                                                                            -------------       -------------
     Total Dividends .................................................        (37,734,664)        (34,127,053)
                                                                            -------------       -------------

   RETAIL B/CLASS B SHARES:
   Net realized gain on investments ..................................         (5,160,776)         (4,196,203)
                                                                            -------------       -------------
     Total Dividends .................................................         (5,160,776)         (4,196,203)
                                                                            -------------       -------------

   TRUST/CLASS I SHARES:
   Net investment income .............................................                 --            (379,593)
   Dividends in excess of net investment income ......................                 --              (4,551)
   Net realized gain on investments ..................................        (27,498,418)        (36,588,334)
                                                                            -------------       -------------
     Total Dividends .................................................        (27,498,418)        (36,972,478)
                                                                            -------------       -------------

   PRIME A SHARES:
   Net realized gain on investments ..................................                 --                  --
                                                                            -------------       -------------
     Total Dividends .................................................                 --                  --
                                                                            -------------       -------------

   PRIME B SHARES:
   Net realized gain on investments ..................................                 --                  --
                                                                            -------------       -------------
     Total Dividends .................................................                 --                  --
                                                                            -------------       -------------
     Total Dividends to shareholders .................................        (70,393,858)        (75,295,734)
                                                                            -------------       -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ...................         47,933,873        (109,757,302)
                                                                            -------------       -------------
   Net increase (decrease) in net assets .............................        (64,042,247)       (148,129,633)
                                                                            -------------       -------------

NET  ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ..................      $ 358,212,152       $ 422,254,399
                                                                            =============       =============

(A) Undistributed (overdistributed) net investment income ............      $     (12,047)      $      (9,999)
                                                                            =============       =============

                                                                                          LARGE CAP VALUE FUND
                                                                        -----------------------------------------------------
                                                                        PERIOD ENDED                    YEARS ENDED
                                                                         OCTOBER 31,                   DECEMBER 31,
                                                                           2001(2)              2000                1999
                                                                        -------------      --------------      --------------

NET ASSETS AT BEGINNING OF THE PERIOD ................................  $ 290,702,569       $ 328,608,000       $ 280,792,000
                                                                        -------------       -------------       -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) ......................................        700,698             878,000           1,095,000
   Net realized gain (loss) on investments sold ......................     (1,164,324)         12,750,000           6,044,000
   Net change in unrealized appreciation (depreciation) on investments    (60,506,464)        (23,292,000)         32,840,000
                                                                        -------------       -------------       -------------
     Net increase (decrease) in net assets resulting from operations .    (60,970,090)         (9,664,000)         39,979,000
                                                                        -------------       -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A/CLASS A SHARES:
   Net investment income .............................................        (19,908)            (23,000)            (39,000)
   Dividends in excess of net investment income ......................             --                  --                  --
   Net realized gain on investments ..................................             --            (940,000)           (209,000)
                                                                        -------------       -------------       -------------
     Total Dividends .................................................        (19,908)           (963,000)           (248,000)
                                                                        -------------       -------------       -------------

   RETAIL B/CLASS B SHARES:
   Net realized gain on investments ..................................             --          (1,949,000)           (355,000)
                                                                        -------------       -------------       -------------
     Total Dividends .................................................             --          (1,949,000)           (355,000)
                                                                        -------------       -------------       -------------

   TRUST/CLASS I SHARES:
   Net investment income .............................................       (609,381)           (855,000)         (1,055,000)
   Dividends in excess of net investment income ......................             --                  --                  --
   Net realized gain on investments ..................................             --         (13,566,000)         (2,843,000)
                                                                        -------------       -------------       -------------
     Total Dividends .................................................       (609,381)        (14,421,000)         (3,898,000)
                                                                        -------------       -------------       -------------

   PRIME A SHARES:
   Net realized gain on investments ..................................            N/A                 N/A                 N/A
                                                                        -------------       -------------       -------------
     Total Dividends .................................................            N/A                 N/A                 N/A
                                                                        -------------       -------------       -------------

   PRIME B SHARES:
   Net realized gain on investments ..................................            N/A                 N/A                 N/A
                                                                        -------------       -------------       -------------
     Total Dividends .................................................            N/A                 N/A                 N/A
                                                                        -------------       -------------       -------------
     Total Dividends to shareholders .................................       (629,289)        (17,333,000)         (4,501,000)
                                                                        -------------       -------------       -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ...................    (34,258,685)        (10,908,000)         12,338,000
                                                                        -------------       -------------       -------------
   Net increase (decrease) in net assets .............................    (95,858,064)        (37,905,000)         47,816,000
                                                                        -------------       -------------       -------------

NET  ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ..................  $ 194,844,505       $ 290,703,000       $ 328,608,000
                                                                        =============       =============       =============

(A) Undistributed (overdistributed) net investment income ............  $      71,409       $      (1,000)     $           --
                                                                        =============       =============       =============



                                                                                     EQUITY GROWTH FUND
                                                                          -------------------------------------
                                                                                       YEARS ENDED
                                                                                       OCTOBER 31,
                                                                               2001                  2000
                                                                          --------------        ---------------

NET ASSETS AT BEGINNING OF THE PERIOD ................................    $ 1,969,754,905       $ 1,556,895,532
                                                                          ---------------       ---------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) ......................................         (1,397,342)           (2,504,025)
   Net realized gain (loss) on investments sold ......................        (46,108,270)          216,840,095
   Net change in unrealized appreciation (depreciation) on investments       (532,258,353)           74,473,628
                                                                          ---------------       ---------------
     Net increase (decrease) in net assets resulting from operations .       (579,763,965)          288,809,698
                                                                          ---------------       ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A/CLASS A SHARES:
   Net investment income .............................................                 --                    --
   Dividends in excess of net investment income ......................                 --                    --
   Net realized gain on investments ..................................        (63,514,294)          (26,450,852)
                                                                          ---------------       ---------------
     Total Dividends .................................................        (63,514,294)          (26,450,852)
                                                                          ---------------       ---------------

   RETAIL B/CLASS B SHARES:
   Net realized gain on investments ..................................        (15,375,783)           (4,536,918)
                                                                          ---------------       ---------------
     Total Dividends .................................................        (15,375,783)           (4,536,918)
                                                                          ---------------       ---------------

   TRUST/CLASS I SHARES:
   Net investment income .............................................                 --              (414,455)
   Dividends in excess of net investment income ......................                 --                    --
   Net realized gain on investments ..................................       (138,966,079)          (61,281,119)
                                                                          ---------------       ---------------
     Total Dividends .................................................       (138,966,079)          (61,695,574)
                                                                          ---------------       ---------------

   PRIME A SHARES:
   Net realized gain on investments ..................................            (15,978)               (6,282)
                                                                          ---------------       ---------------
     Total Dividends .................................................            (15,978)               (6,282)
                                                                          ---------------       ---------------

   PRIME B SHARES:
   Net realized gain on investments ..................................            (51,114)              (14,655)
                                                                          ---------------       ---------------
     Total Dividends .................................................            (51,114)              (14,655)
                                                                          ---------------       ---------------
     Total Dividends to shareholders .................................       (217,923,248)          (92,704,281)
                                                                          ---------------       ---------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ...................        113,305,527           216,753,956
                                                                          ---------------       ---------------
   Net increase (decrease) in net assets .............................       (684,381,686)          412,859,373
                                                                          ---------------       ---------------

NET  ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ..................    $ 1,285,373,219       $ 1,969,754,905
                                                                          ===============       ===============

(A) Undistributed (overdistributed) net investment income ............    $       (35,363)      $       (26,682)
                                                                          ===============       ===============
--------------------------------------------

(1) For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 75 - 77. (2) For the period January 1, 2001 through October 31, 2001.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      66-67

GALAXY EQUITY FUNDS


                                                                                        LARGE CAP GROWTH FUND
                                                                           ----------------------------------------------------
                                                                           PERIOD ENDED                  YEARS ENDED
                                                                            OCTOBER 31,                 DECEMBER 31,
                                                                              2001(2)             2000                1999
                                                                          --------------     --------------      --------------

NET ASSETS AT BEGINNING OF THE PERIOD .................................   $ 310,508,814       $ 318,293,000       $ 209,670,000
                                                                          -------------       -------------       -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .......................................        (589,118)         (1,485,000)           (895,000)
   Net realized gain (loss) on investments sold .......................      (2,762,950)         23,546,000          30,254,000
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts ..........     (93,707,281)        (65,982,000)         75,515,000
                                                                          -------------       -------------       -------------
     Net increase (decrease) in net assets resulting from operations ..     (97,059,349)        (43,921,000)        104,874,000
                                                                          -------------       -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A/CLASS A SHARES:
   Net investment income ..............................................              --                  --                  --
   Net realized gain on investments ...................................              --            (893,000)           (824,000)
   Dividends in excess of net realized gain on investments ............              --                  --                  --
                                                                          -------------       -------------       -------------
     Total Dividends ..................................................              --            (893,000)           (824,000)
                                                                          -------------       -------------       -------------

   RETAIL B/CLASS B SHARES:
   Net realized gain on investments ...................................              --          (5,067,000)         (3,397,000)
   Dividends in excess of net realized gain on investments ............              --                  --                  --
                                                                          -------------       -------------       -------------
     Total Dividends ..................................................              --          (5,067,000)         (3,397,000)
                                                                          -------------       -------------       -------------

   SHARES*:
   Net realized gain on investments ...................................             N/A                 N/A                 N/A
                                                                          -------------       -------------       -------------
     Total Dividends ..................................................             N/A                 N/A                 N/A
                                                                          -------------       -------------       -------------

   TRUST/CLASS I SHARES:
   Net investment income ..............................................              --                  --                  --
   Net realized gain on investments ...................................              --         (29,553,000)        (45,856,000)
   Dividends in excess of net realized gain on investments ............              --                  --                  --
                                                                          -------------       -------------       -------------
     Total Dividends ..................................................              --         (29,553,000)        (45,856,000)
                                                                          -------------       -------------       -------------

   PRIME A SHARES:
   Net investment income ..............................................             N/A                 N/A                 N/A
   Net realized gain on investments ...................................             N/A                 N/A                 N/A
                                                                          -------------       -------------       -------------
     Total Dividends ..................................................             N/A                 N/A                 N/A
                                                                          -------------       -------------       -------------

   PRIME B SHARES:
   Net realized gain on investments ...................................             N/A                 N/A                 N/A
                                                                          -------------       -------------       -------------
     Total Dividends ..................................................             N/A                 N/A                 N/A
                                                                          -------------       -------------       -------------

   BKB SHARES:
   Net realized gain on investments ...................................             N/A                 N/A                 N/A
   Dividends in excess of net realized gain on investments ............             N/A                 N/A                 N/A
                                                                          -------------       -------------       -------------
     Total Dividends ..................................................             N/A                 N/A                 N/A
                                                                          -------------       -------------       -------------
     Total Dividends to shareholders ..................................              --         (35,513,000)        (50,077,000)
                                                                          -------------       -------------       -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ....................     (24,347,357)         71,650,000          53,826,000
                                                                          -------------       -------------       -------------
   Net increase (decrease) in net assets ..............................    (121,406,706)         (7,784,000)        108,623,000
                                                                          -------------       -------------       -------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ....................   $ 189,102,108       $ 310,509,000       $ 318,293,000
                                                                          =============       =============       =============

(A) Undistributed (overdistributed) net investment income .............   $     (18,400)      $      (8,000)      $     (14,000)
                                                                          =============       =============       =============

                                                                                              GROWTH FUND II
                                                                           ------------------------------------------------------
                                                                             YEAR ENDED          PERIOD ENDED         YEAR ENDED
                                                                             OCTOBER 31,          OCTOBER 31,           MAY 31,
                                                                               2001                2000(3)              2000
                                                                          --------------       --------------      --------------

NET ASSETS AT BEGINNING OF THE PERIOD .................................    $ 151,620,932       $  185,327,472       $  185,476,000
                                                                           -------------       --------------       --------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .......................................         (578,313)            (215,936)            (826,000)
   Net realized gain (loss) on investments sold .......................       (2,973,502)          11,930,494          151,646,000
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts ..........      (42,901,068)          12,444,625          (13,707,000)
                                                                           -------------       --------------       --------------
     Net increase (decrease) in net assets resulting from operations ..      (46,452,883)          24,159,183          137,113,000
                                                                           -------------       --------------       --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A/CLASS A SHARES:
   Net investment income ..............................................               --                  N/A                  N/A
   Net realized gain on investments ...................................         (193,798)                 N/A                  N/A
   Dividends in excess of net realized gain on investments ............               (9)                 N/A                  N/A
                                                                           -------------       --------------       --------------
     Total Dividends ..................................................         (193,807)                 N/A                  N/A
                                                                           -------------       --------------       --------------

   RETAIL B/CLASS B SHARES:
   Net realized gain on investments ...................................          (70,593)                 N/A                  N/A
   Dividends in excess of net realized gain on investments ............               (3)                 N/A                  N/A
                                                                           -------------       --------------       --------------
     Total Dividends ..................................................          (70,596)                 N/A                  N/A
                                                                           -------------       --------------       --------------

   SHARES*:
   Net realized gain on investments ...................................              N/A                  N/A         (122,187,000)
                                                                           -------------       --------------       --------------
     Total Dividends ..................................................              N/A                  N/A         (122,187,000)
                                                                           -------------       --------------       --------------

   TRUST/CLASS I SHARES:
   Net investment income ..............................................               --                  N/A                  N/A
   Net realized gain on investments ...................................       (7,919,239)                 N/A                  N/A
   Dividends in excess of net realized gain on investments ............             (374)                 N/A                  N/A
                                                                           -------------       --------------       --------------
     Total Dividends ..................................................       (7,919,613)                 N/A                  N/A
                                                                           -------------       --------------       --------------

   PRIME A SHARES:
   Net investment income ..............................................              N/A                  N/A                  N/A
   Net realized gain on investments ...................................              N/A                  N/A                  N/A
                                                                           -------------       --------------       --------------
     Total Dividends ..................................................              N/A                  N/A                  N/A
                                                                           -------------       --------------       --------------

   PRIME B SHARES:
   Net realized gain on investments ...................................              N/A                  N/A                  N/A
                                                                           -------------       --------------       --------------
     Total Dividends ..................................................              N/A                  N/A                  N/A
                                                                           -------------       --------------       --------------

   BKB SHARES:
   Net realized gain on investments ...................................       (5,065,524)                  --                  N/A
   Dividends in excess of net realized gain on investments ............             (239)                  --                  N/A
                                                                           -------------       --------------       --------------
     Total Dividends ..................................................       (5,065,763)                  --                  N/A
                                                                           -------------       --------------       --------------
     Total Dividends to shareholders ..................................      (13,249,779)                  --         (122,187,000)
                                                                           -------------       --------------       --------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ....................        7,952,905          (57,865,723)         (15,075,000)
                                                                           -------------       --------------       --------------
   Net increase (decrease) in net assets ..............................      (51,749,757)         (33,706,540)            (149,000)
                                                                           -------------       --------------       --------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ....................    $  99,871,175       $  151,620,932       $  185,327,000
                                                                           =============       ==============       ==============

(A) Undistributed (overdistributed) net investment income .............    $        (529)      $       (2,277)      $           --
                                                                           =============       ==============       ==============

                                                                                      SMALL CAP VALUE FUND
                                                                             -----------------------------------
                                                                                           YEAR ENDED
                                                                                           OCTOBER 31,
                                                                                  2001                2000
                                                                             --------------      --------------

NET ASSETS AT BEGINNING OF THE PERIOD .................................       $ 423,356,265       $ 338,139,079
                                                                              -------------       -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .......................................           1,840,867           1,753,537
   Net realized gain (loss) on investments sold .......................          53,226,917          55,384,980
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts ..........          (2,778,817)         16,865,022
                                                                              -------------       -------------
     Net increase (decrease) in net assets resulting from operations ..          52,288,967          74,003,539
                                                                              -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A/CLASS A SHARES:
   Net investment income ..............................................             (84,064)            (58,750)
   Net realized gain on investments ...................................         (11,275,912)         (8,365,694)
   Dividends in excess of net realized gain on investments ............                  --                  --
                                                                              -------------       -------------
     Total Dividends ..................................................         (11,359,976)         (8,424,444)
                                                                              -------------       -------------

   RETAIL B/CLASS B SHARES:
   Net realized gain on investments ...................................            (380,522)           (193,642)
   Dividends in excess of net realized gain on investments ............                  --                  --
                                                                              -------------       -------------
     Total Dividends ..................................................            (380,522)           (193,642)
                                                                              -------------       -------------

   SHARES*:
   Net realized gain on investments ...................................                 N/A                 N/A
                                                                              -------------       -------------
     Total Dividends ..................................................                 N/A                 N/A
                                                                              -------------       -------------

   TRUST/CLASS I SHARES:
   Net investment income ..............................................          (2,033,130)         (1,367,503)
   Net realized gain on investments ...................................         (43,697,192)        (26,198,796)
   Dividends in excess of net realized gain on investments ............                  --                  --
                                                                              -------------       -------------
     Total Dividends ..................................................         (45,730,322)        (27,566,299)
                                                                              -------------       -------------

   PRIME A SHARES:
   Net investment income ..............................................                (513)               (487)
   Net realized gain on investments ...................................             (24,661)            (18,207)
                                                                              -------------       -------------
     Total Dividends ..................................................             (25,174)            (18,694)
                                                                              -------------       -------------

   PRIME B SHARES:
   Net realized gain on investments ...................................             (22,464)            (19,815)
                                                                              -------------       -------------
     Total Dividends ..................................................             (22,464)            (19,815)
                                                                              -------------       -------------

   BKB SHARES:
   Net realized gain on investments ...................................                 N/A                 N/A
   Dividends in excess of net realized gain on investments ............                 N/A                 N/A
                                                                              -------------       -------------
     Total Dividends ..................................................                 N/A                 N/A
                                                                              -------------       -------------
     Total Dividends to shareholders ..................................         (57,518,458)        (36,222,894)
                                                                              -------------       -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ....................         113,362,848          47,436,541
                                                                              -------------       -------------
   Net increase (decrease) in net assets ..............................         108,133,357          85,217,186
                                                                              -------------       -------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ....................       $ 531,489,622       $ 423,356,265
                                                                              =============       =============

(A) Undistributed (overdistributed) net investment income .............       $     136,358       $     432,214
                                                                              =============       =============
--------------------------------------------

(1) For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 78 - 80.
(2)  For the period January 1, 2001 through October 31, 2001.
(3)  For the period June 1, 2000 through October 31, 2000.
* Prior to June 26, 2000, the Growth Fund IIoffered only one series of shares (See Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.

                                      68-69

GALAXY EQUITY FUNDS


                                                                                 SMALL COMPANY EQUITY FUND
                                                                             ---------------------------------
                                                                                         YEARS ENDED
                                                                                         OCTOBER 31,
                                                                                 2001                2000
                                                                             -------------      --------------

NET ASSETS AT BEGINNING OF THE PERIOD .................................      $ 566,942,273       $ 333,458,325
                                                                             -------------       -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .......................................         (3,141,421)         (3,899,942)
   Net realized gain (loss) on investments sold, forward foreign
       currency contracts and foreign currency ........................         (7,837,951)        120,456,546
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts ..........        (74,616,004)             56,876
                                                                             -------------       -------------
     Net increase (decrease) in net assets resulting from operations ..        (85,595,376)        116,613,480
                                                                             -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................                 --                  --
   Net realized gain on investments ...................................        (17,106,422)                 --
   Dividends in excess of net realized gain on investments ............               (430)                 --
                                                                             -------------       -------------
     Total Dividends ..................................................        (17,106,852)                 --
                                                                             -------------       -------------

   RETAIL B SHARES:
   Net investment income ..............................................                 --                  --
   Net realized gain on investments ...................................         (3,049,295)                 --
   Dividends in excess of net realized gain on investments ............                (77)                 --
                                                                             -------------       -------------
     Total Dividends ..................................................         (3,049,372)                 --
                                                                             -------------       -------------

   TRUST SHARES:
   Net investment income ..............................................                 --                  --
   Net realized gain on investments ...................................        (63,711,563)                 --
   Dividends in excess of net realized gain on investments ............             (1,604)                 --
                                                                             -------------       -------------
     Total Dividends ..................................................        (63,713,167)                 --
                                                                             -------------       -------------

   PRIME A SHARES:
   Net investment income ..............................................                 --                  --
   Net realized gain on investments ...................................                 --                  --
   Dividends in excess of net realized gain on investments ............                 --                  --
                                                                             -------------       -------------
     Total Dividends ..................................................                 --                  --
                                                                             -------------       -------------

   PRIME B SHARES:
   Net investment income ..............................................                 --                  --
   Net realized gain on investments ...................................                 --                  --
   Dividends in excess of net realized gain on investments ............                 --                  --
                                                                             -------------       -------------
     Total Dividends ..................................................                 --                  --
                                                                             -------------       -------------

   BKB SHARES:
   Net investment income ..............................................                N/A                 N/A
   Net realized gain on investments ...................................                N/A                 N/A
                                                                             -------------       -------------
     Total Dividends ..................................................                N/A                 N/A
                                                                             -------------       -------------
     Total Dividends to shareholders ..................................        (83,869,391)                 --
                                                                             -------------       -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ....................         20,459,178         116,870,468
                                                                             -------------       -------------
   Net increase (decrease) in net assets ..............................       (149,005,589)        233,483,948
                                                                             -------------       -------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ....................      $ 417,936,684       $ 566,942,273
                                                                             =============       =============

(A) Undistributed (overdistributed) net investment income .............      $      (8,638)      $      (5,985)
                                                                             =============       =============

                                                                                 INTERNATIONAL EQUITY FUND
                                                                            -----------------------------------
                                                                                        YEARS ENDED
                                                                                        OCTOBER 31,
                                                                                2001                  2000
                                                                           --------------        --------------

NET ASSETS AT BEGINNING OF THE PERIOD .................................    $ 1,067,506,793      $   593,762,099
                                                                           ---------------      ---------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .......................................          3,879,012           19,636,398
   Net realized gain (loss) on investments sold, forward foreign
       currency contracts and foreign currency ........................        (98,430,135)         115,632,720
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts ..........       (210,194,962)        (205,754,102)
                                                                           ---------------      ---------------
     Net increase (decrease) in net assets resulting from operations ..       (304,746,085)         (70,484,984)
                                                                           ---------------      ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................         (1,684,989)            (228,709)
   Net realized gain on investments ...................................        (12,341,722)          (5,152,046)
   Dividends in excess of net realized gain on investments ............                 --                   --
                                                                           ---------------      ---------------
     Total Dividends ..................................................        (14,026,711)          (5,380,755)
                                                                           ---------------      ---------------

   RETAIL B SHARES:
   Net investment income ..............................................            (70,210)                  --
   Net realized gain on investments ...................................           (987,868)            (197,787)
   Dividends in excess of net realized gain on investments ............                 --                   --
                                                                           ---------------      ---------------
     Total Dividends ..................................................         (1,058,078)            (197,787)
                                                                           ---------------      ---------------

   TRUST SHARES:
   Net investment income ..............................................        (16,835,007)          (4,007,069)
   Net realized gain on investments ...................................       (100,878,940)         (28,958,916)
   Dividends in excess of net realized gain on investments ............                 --                   --
                                                                           ---------------      ---------------
     Total Dividends ..................................................       (117,713,947)         (32,965,985)
                                                                           ---------------      ---------------

   PRIME A SHARES:
   Net investment income ..............................................               (260)                 (72)
   Net realized gain on investments ...................................             (1,655)                (697)
   Dividends in excess of net realized gain on investments ............                 --                   --
                                                                           ---------------      ---------------
     Total Dividends ..................................................             (1,915)                (769)
                                                                           ---------------      ---------------

   PRIME B SHARES:
   Net investment income ..............................................             (4,995)                  --
   Net realized gain on investments ...................................            (56,692)             (26,392)
   Dividends in excess of net realized gain on investments ............                 --                   --
                                                                           ---------------      ---------------
     Total Dividends ..................................................            (61,687)             (26,392)
                                                                           ---------------      ---------------

   BKB SHARES:
   Net investment income ..............................................           (286,675)                  --
   Net realized gain on investments ...................................         (1,816,794)                  --
                                                                           ---------------      ---------------
     Total Dividends ..................................................         (2,103,469)                  --
                                                                           ---------------      ---------------
     Total Dividends to shareholders ..................................       (134,965,807)         (38,571,688)
                                                                           ---------------      ---------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ....................        (30,063,380)         582,801,366
                                                                           ---------------      ---------------
   Net increase (decrease) in net assets ..............................       (469,775,272)         473,744,694
                                                                           ---------------      ---------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ....................    $   597,731,521      $ 1,067,506,793
                                                                           ===============      ===============

(A) Undistributed (overdistributed) net investment income .............    $    10,687,150      $    17,632,385
                                                                           ===============      ===============

                                                                                    PAN ASIA FUND
                                                                           --------------------------------
                                                                             YEAR ENDED       PERIOD ENDED
                                                                             OCTOBER 31,       OCTOBER 31,
                                                                                2001             2000(2)
                                                                           --------------    --------------

NET ASSETS AT BEGINNING OF THE PERIOD .................................      $ 4,471,361       $        30(a)
                                                                             -----------       -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .......................................            3,909            10,916
   Net realized gain (loss) on investments sold, forward foreign
       currency contracts and foreign currency ........................         (913,336)           34,186
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts ..........         (485,929)         (295,765)
                                                                             -----------       -----------
     Net increase (decrease) in net assets resulting from operations ..       (1,395,356)         (250,663)
                                                                             -----------       -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................               --                --
   Net realized gain on investments ...................................             (885)               --
   Dividends in excess of net realized gain on investments ............            --(3)                --
                                                                             -----------       -----------
     Total Dividends ..................................................             (885)               --
                                                                             -----------       -----------

   RETAIL B SHARES:
   Net investment income ..............................................               --                --
   Net realized gain on investments ...................................             (262)               --
   Dividends in excess of net realized gain on investments ............            --(3)                --
                                                                             -----------       -----------
     Total Dividends ..................................................             (262)               --
                                                                             -----------       -----------

   TRUST SHARES:
   Net investment income ..............................................               --                --
   Net realized gain on investments ...................................          (43,903)               --
   Dividends in excess of net realized gain on investments ............              (13)               --
                                                                             -----------       -----------
     Total Dividends ..................................................          (43,916)               --
                                                                             -----------       -----------

   PRIME A SHARES:
   Net investment income ..............................................               --                --
   Net realized gain on investments ...................................              (25)               --
   Dividends in excess of net realized gain on investments ............            --(3)                --
                                                                             -----------       -----------
     Total Dividends ..................................................              (25)               --
                                                                             -----------       -----------

   PRIME B SHARES:
   Net investment income ..............................................               --                --
   Net realized gain on investments ...................................              (25)               --
   Dividends in excess of net realized gain on investments ............            --(3)                --
                                                                             -----------       -----------
     Total Dividends ..................................................              (25)               --
                                                                             -----------       -----------

   BKB SHARES:
   Net investment income ..............................................              N/A               N/A
   Net realized gain on investments ...................................              N/A               N/A
                                                                             -----------       -----------
     Total Dividends ..................................................              N/A               N/A
                                                                             -----------       -----------
     Total Dividends to shareholders ..................................          (45,113)               --
                                                                             -----------       -----------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ....................          105,078         4,721,994
                                                                             -----------       -----------
   Net increase (decrease) in net assets ..............................       (1,335,391)        4,471,331
                                                                             -----------       -----------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ....................      $ 3,135,970       $ 4,471,361
                                                                             ===========       ===========

(A) Undistributed (overdistributed) net investment income .............      $     3,911       $         2
                                                                             ===========       ===========

------------------------------------------
(1) For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 81 - 82.
(2)  The Pan Asia Fund commenced operations on September 1, 2000.
(3)  Dividends in excess of net realized gain on investments is less than $1.00.
(a) Initial investment in Retail A, Retail B and Trust Shares, which were first issued on September 1, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      70-71

GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY

                                                                                         ASSET ALLOCATION FUND
                                                                  ----------------------------------------------------------------
                                                                                        YEARS ENDED OCTOBER 31,
                                                                                2001                           2000
                                                                  -------------------------------  -------------------------------
                                                                      SHARES         DOLLARS          SHARES           DOLLARS
                                                                   -----------     -------------    ----------     -------------

Retail A Shares:
   Sold ..........................................................   2,859,149     $  48,027,653     2,579,720     $  47,305,338
   Issued to shareholders in connection with acquisition (Note 10)     389,256         6,080,855            --                --
   Issued to shareholders due to conversion of
     BKB Shares into Retail A Shares .............................   1,210,607        19,482,815            --                --
   Issued to shareholders in reinvestment of dividends ...........   1,253,777        21,107,073       788,753        14,178,683
   Repurchased ...................................................  (6,103,993)     (100,598,755)   (5,522,579)     (101,120,365)
                                                                   -----------     -------------    ----------     -------------
   Net increase (decrease) in shares outstanding .................    (391,204)    $  (5,900,359)   (2,154,106)    $ (39,636,344)
                                                                   ===========     =============    ==========     =============
Retail B Shares:
   Sold ..........................................................   1,211,823     $  20,309,535     1,301,411     $  23,804,097
   Issued to shareholders in connection with acquisition (Note 10)   1,384,061        21,567,910            --                --
   Issued to shareholders in reinvestment of dividends ...........     333,600         5,623,687       160,427         2,882,221
   Repurchased ...................................................  (1,474,970)      (23,960,181)     (961,193)      (17,553,802)
                                                                   -----------     -------------    ----------     -------------
   Net increase (decrease) in shares outstanding .................   1,454,514     $  23,540,951       500,645     $   9,132,516
                                                                   ===========     =============    ==========     =============
Trust Shares:
   Sold ..........................................................   3,043,101     $  50,389,058     3,014,706     $  55,618,018
   Issued to shareholders in connection with acquisition (Note 9)           --                --     1,409,047        26,353,837
   Issued to shareholders in connection with acquisition (Note 10)   1,077,072        16,819,647            --                --
   Issued to shareholders in reinvestment of dividends ...........     969,770        16,290,648       557,331        10,035,589
   Repurchased ...................................................  (5,157,418)      (84,341,533)   (4,706,499)      (86,042,433)
                                                                   -----------     -------------    ----------     -------------
   Net increase (decrease) in shares outstanding .................     (67,475)    $    (842,180)      274,585     $   5,965,011
                                                                   ===========     =============    ==========     =============
Prime A Shares:
   Sold ..........................................................          --     $          --         1,711     $      30,925
   Issued to shareholders in reinvestment of dividends ...........         421             7,161           383             6,889
   Repurchased ...................................................      (6,350)         (112,229)       (5,591)         (102,034)
                                                                   -----------     -------------    ----------     -------------
   Net increase (decrease) in shares outstanding .................      (5,929)    $    (105,068)       (3,497)    $     (64,220)
                                                                   ===========     =============    ==========     =============
Prime B Shares:
   Sold ..........................................................         880     $      14,315         1,933     $      34,952
   Issued to shareholders in reinvestment of dividends ...........       1,517            25,671           911            16,312
   Repurchased ...................................................      (4,371)          (69,787)       (4,119)          (76,012)
                                                                   -----------     -------------    ----------     -------------
   Net increase (decrease) in shares outstanding .................      (1,974)    $     (29,801)       (1,275)    $     (24,748)
                                                                   ===========     =============    ==========     =============
BKB Shares:
   Sold ..........................................................      28,583     $     489,766        22,702     $     433,727
   Issued to shareholders in connection with acquisition (Note 9)           --                --     1,429,361        26,733,768
   Issued to shareholders in reinvestment of dividends ...........      74,743         1,273,752         7,547           145,799
   Redeemed from shareholders due to conversion of
     BKB Shares into Retail A Shares .............................  (1,210,607)      (19,482,815)           --                --
   Repurchased ...................................................    (152,216)       (2,584,766)     (200,113)       (3,795,037)
                                                                   -----------     -------------    ----------     -------------
   Net increase (decrease) in shares outstanding .................  (1,259,497)    $ (20,304,063)    1,259,497     $  23,518,257
                                                                   ===========     =============    ==========     =============

                                                                                       EQUITY INCOME FUND
                                                                    -------------------------------------------------------
                                                                                      YEARS ENDED OCTOBER 31,
                                                                               2001                             2000
                                                                    --------------------------    -------------------------
                                                                      SHARES        DOLLARS         SHARES       DOLLARS
                                                                    ----------    ------------    ----------   ------------

Retail A Shares:
   Sold ..........................................................   2,102,098    $ 31,169,812       958,360   $ 16,428,496
   Issued to shareholders in connection with acquisition (Note 10)     733,077      10,309,154            --             --
   Issued to shareholders due to conversion of
     BKB Shares into Retail A Shares .............................          --              --            --             --
   Issued to shareholders in reinvestment of dividends ...........   1,739,917      25,809,666     1,980,936     32,637,007
   Repurchased ...................................................  (3,820,498)    (55,993,248)   (3,236,125)   (55,051,171)
                                                                    ----------    ------------    ----------   ------------
   Net increase (decrease) in shares outstanding .................     754,594    $ 11,295,384      (296,829)  $ (5,985,668)
                                                                    ==========    ============    ==========   ============
Retail B Shares:
   Sold ..........................................................      77,024    $  1,134,077        72,807   $  1,238,538
   Issued to shareholders in connection with acquisition (Note 10)     948,149      13,085,882            --             --
   Issued to shareholders in reinvestment of dividends ...........      37,274         544,114        32,655        529,408
   Repurchased ...................................................    (126,335)     (1,764,678)      (45,524)      (761,426)
                                                                    ----------    ------------    ----------   ------------
   Net increase (decrease) in shares outstanding .................     936,112    $ 12,999,395        59,938   $  1,006,520
                                                                    ==========    ============    ==========   ============
Trust Shares:
   Sold ..........................................................   1,163,833    $ 16,735,357       625,334   $ 10,533,826
   Issued to shareholders in connection with acquisition (Note 9)           --              --            --             --
   Issued to shareholders in connection with acquisition (Note 10)   4,215,665      59,413,056            --             --
   Issued to shareholders in reinvestment of dividends ...........     626,392       9,329,939       700,462     11,558,987
   Repurchased ...................................................  (1,621,655)    (23,422,830)   (1,517,449)   (25,673,834)
                                                                    ----------    ------------    ----------   ------------
   Net increase (decrease) in shares outstanding .................   4,384,235    $ 62,055,522      (191,653)  $ (3,581,021)
                                                                    ==========    ============    ==========   ============
Prime A Shares:
   Sold ..........................................................          --    $         --            --   $         --
   Issued to shareholders in reinvestment of dividends ...........          --              --            --             --
   Repurchased ...................................................          --              --            --             --
                                                                    ----------    ------------    ----------   ------------
   Net increase (decrease) in shares outstanding .................          --    $         --            --   $         --
                                                                    ==========    ============    ==========   ============
Prime B Shares:
   Sold ..........................................................          --    $         --            --   $         --
   Issued to shareholders in reinvestment of dividends ...........          --              --            --             --
   Repurchased ...................................................          --              --            --             --
                                                                    ----------    ------------    ----------   ------------
   Net increase (decrease) in shares outstanding .................          --    $         --            --   $         --
                                                                    ==========    ============    ==========   ============
BKB Shares:
   Sold ..........................................................         N/A             N/A           N/A            N/A
   Issued to shareholders in connection with acquisition (Note 9)          N/A             N/A           N/A            N/A
   Issued to shareholders in reinvestment of dividends ...........         N/A             N/A           N/A            N/A
   Redeemed from shareholders due to conversion of
     BKB Shares into Retail A Shares .............................         N/A             N/A           N/A            N/A
   Repurchased ...................................................         N/A             N/A           N/A            N/A
                                                                    ----------    ------------    ----------   ------------
   Net increase (decrease) in shares outstanding .................         N/A             N/A           N/A            N/A
                                                                    ==========    ============    ==========   ============

                                                                                      GROWTH AND INCOME FUND
                                                                     ----------------------------------------------------------
                                                                                      YEARS ENDED OCTOBER 31,
                                                                               2001                          2000
                                                                     ---------------------------    ---------------------------
                                                                        SHARES        DOLLARS         SHARES         DOLLARS
                                                                     -----------   -------------    ----------    -------------

Retail A Shares:
   Sold ..........................................................     2,417,059   $  35,131,721     1,887,797    $  29,601,482
   Issued to shareholders in connection with acquisition (Note 10)            --              --            --               --
   Issued to shareholders due to conversion of
     BKB Shares into Retail A Shares .............................     8,244,790     118,837,612            --               --
   Issued to shareholders in reinvestment of dividends ...........     1,160,649      16,812,314       891,659       13,274,185
   Repurchased ...................................................    (4,642,681)    (66,366,743)   (4,025,598)     (63,550,391)
                                                                     -----------   -------------    ----------    -------------
   Net increase (decrease) in shares outstanding .................     7,179,817   $ 104,414,904    (1,246,142)   $ (20,674,724)
                                                                     ===========   =============    ==========    =============
Retail B Shares:
   Sold ..........................................................       499,029   $   7,153,100       485,103    $   7,617,109
   Issued to shareholders in connection with acquisition (Note 10)            --              --            --               --
   Issued to shareholders in reinvestment of dividends ...........       331,865       4,758,948       236,117        3,489,755
   Repurchased ...................................................      (761,745)    (10,850,048)     (830,683)     (13,019,063)
                                                                     -----------   -------------    ----------    -------------
   Net increase (decrease) in shares outstanding .................        69,149   $   1,062,000      (109,463)   $  (1,912,199)
                                                                     ===========   =============    ==========    =============
Trust Shares:
   Sold ..........................................................     3,819,691   $  55,468,386     7,697,859    $ 122,036,538
   Issued to shareholders in connection with acquisition (Note 9)             --              --    22,946,452      368,267,602
   Issued to shareholders in connection with acquisition (Note 10)            --              --            --               --
   Issued to shareholders in reinvestment of dividends ...........     3,467,525      50,443,293     1,156,996       17,303,773
   Repurchased ...................................................   (12,517,019)   (182,356,143)   (9,807,884)    (156,886,556)
                                                                     -----------   -------------    ----------    -------------
   Net increase (decrease) in shares outstanding .................    (5,229,803)  $ (76,444,464)   21,993,423    $ 350,721,357
                                                                     ===========   =============    ==========    =============
Prime A Shares:
   Sold ..........................................................           559   $       7,957            --    $          --
   Issued to shareholders in reinvestment of dividends ...........           606           8,801           430            6,425
   Repurchased ...................................................        (5,980)        (86,157)         (323)          (5,124)
                                                                     -----------   -------------    ----------    -------------
   Net increase (decrease) in shares outstanding .................        (4,815)  $     (69,399)          107    $       1,301
                                                                     ===========   =============    ==========    =============
Prime B Shares:
   Sold ..........................................................           147   $       2,000           490    $       7,022
   Issued to shareholders in reinvestment of dividends ...........           567           8,178           401            5,964
   Repurchased ...................................................            --              --        (1,070)         (17,146)
                                                                     -----------   -------------    ----------    -------------
   Net increase (decrease) in shares outstanding .................           714   $      10,178          (179)   $      (4,160)
                                                                     ===========   =============    ==========    =============
BKB Shares:
   Sold ..........................................................       262,881   $   3,961,644       182,845    $   2,830,470
   Issued to shareholders in connection with acquisition (Note 9)             --              --     9,313,418      149,471,040
   Issued to shareholders in reinvestment of dividends ...........       725,932      10,554,032         5,213           87,579
   Redeemed from shareholders due to conversion of
     BKB Shares into Retail A Shares .............................    (8,212,654)   (118,837,612)           --               --
   Repurchased ...................................................    (1,145,495)    (17,114,132)   (1,132,140)     (18,369,658)
                                                                     -----------   -------------    ----------    -------------
   Net increase (decrease) in shares outstanding .................    (8,369,336)  $(121,436,068)    8,369,336    $ 134,019,431
                                                                     ===========   =============    ==========    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      72-73

GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                    STRATEGIC EQUITY FUND
                                                             ------------------------------------------------------------------
                                                                                   YEARS ENDED OCTOBER 31,
                                                                           2001                               2000
                                                             -------------------------------    -------------------------------
                                                                 SHARES           DOLLARS           SHARES            DOLLARS
                                                             --------------    -------------    --------------    -------------

Retail A Shares:
   Sold ...............................................         264,265       $  3,634,086          209,715       $  1,981,206
   Issued to shareholders in reinvestment of dividends           28,801            293,753          111,720            943,323
   Repurchased ........................................        (267,453)        (3,656,553)        (340,711)        (3,193,212)
                                                             ----------       ------------       ----------       ------------
   Net increase (decrease) in shares outstanding ......          25,613       $    271,286          (19,276)      $   (268,683)
                                                             ==========       ============       ==========       ============
Retail B Shares:
   Sold ...............................................         104,637       $  1,270,603           51,391       $    473,617
   Issued to shareholders in reinvestment of dividends            4,929             49,633           20,488            170,897
   Repurchased ........................................         (27,848)          (455,687)         (58,914)          (547,648)
                                                             ----------       ------------       ----------       ------------
   Net increase in shares outstanding .................          81,718       $    864,549           12,965       $     96,866
                                                             ==========       ============       ==========       ============
Trust Shares:
   Sold ...............................................       1,293,445       $ 14,299,867          742,351       $  7,218,111
    Issued to shareholders in reinvestment of dividends         342,181          3,501,503        1,104,158          9,332,817
   Repurchased ........................................        (304,437)        (3,317,053)         (95,755)          (859,157)
                                                             ----------       ------------       ----------       ------------
   Net increase (decrease) in shares outstanding ......       1,331,189       $ 14,484,317        1,750,754       $ 15,691,771
                                                             ==========       ============       ==========       ============
Prime A Shares:
   Sold ...............................................              --       $         --               --       $         --
   Issued to shareholders in reinvestment of dividends               --                 --               --                 --
   Repurchased ........................................              --                 --               --                 --
                                                             ----------       ------------       ----------       ------------
   Net increase in shares outstanding .................              --       $         --               --       $         --
                                                             ==========       ============       ==========       ============
Prime B Shares:
   Sold ...............................................              --       $         --               --       $         --
   Issued to shareholders in reinvestment of dividends               --                 --               --                 --
   Repurchased ........................................              --                 --               --                 --
                                                             ----------       ------------       ----------       ------------
   Net increase in shares outstanding .................              --       $         --               --       $         --
                                                             ==========       ============       ==========       ============

                                                                                  EQUITY VALUE FUND
                                                          -------------------------------------------------------------------
                                                                               YEARS ENDED OCTOBER 31,
                                                                       2001                               2000
                                                          ------------------------------     --------------------------------
                                                              SHARES           DOLLARS           SHARES            DOLLARS
                                                          --------------   -------------     -------------      -------------

Retail A Shares:
   Sold ...............................................     2,642,352       $ 37,099,468        1,728,851       $  29,261,150
   Issued to shareholders in reinvestment of dividends      2,894,804         37,198,253        2,131,292          33,550,464
   Repurchased ........................................    (4,389,281)       (61,581,115)      (4,689,038)        (79,013,910)
                                                           ----------       ------------       ----------       -------------
   Net increase (decrease) in shares outstanding ......     1,147,875       $ 12,716,606         (828,895)      $ (16,202,296)
                                                           ==========       ============       ==========       =============
Retail B Shares:
   Sold ...............................................       298,379       $  4,071,006          268,449       $   4,465,426
   Issued to shareholders in reinvestment of dividends        410,327          5,141,394          269,268           4,179,043
   Repurchased ........................................      (405,795)        (5,623,251)        (424,451)         (6,977,572)
                                                           ----------       ------------       ----------       -------------
   Net increase in shares outstanding .................       302,911       $  3,589,149          113,266       $   1,666,897
                                                           ==========       ============       ==========       =============
Trust Shares:
   Sold ...............................................     2,891,310       $ 39,946,927        1,975,116       $  33,480,334
    Issued to shareholders in reinvestment of dividends     1,650,131         21,402,198        2,000,279          31,632,032
   Repurchased ........................................    (2,124,380)       (29,721,007)      (9,689,393)       (160,334,269)
                                                           ----------       ------------       ----------       -------------
   Net increase (decrease) in shares outstanding ......     2,417,061       $ 31,628,118       (5,713,998)      $ (95,221,903)
                                                           ==========       ============       ==========       =============
Prime A Shares:
   Sold ...............................................            --       $         --               --       $          --
   Issued to shareholders in reinvestment of dividends             --                 --               --                  --
   Repurchased ........................................            --                 --               --                  --
                                                           ----------       ------------       ----------       -------------
   Net increase in shares outstanding .................            --       $         --               --       $          --
                                                           ==========       ============       ==========       =============
Prime B Shares:
   Sold ...............................................            --       $         --               --       $          --
   Issued to shareholders in reinvestment of dividends             --                 --               --                  --
   Repurchased ........................................            --                 --               --                  --
                                                           ----------       ------------       ----------       -------------
   Net increase in shares outstanding .................            --       $         --               --       $          --
                                                           ==========       ============       ==========       =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      74-75

GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                                      LARGE CAP VALUE FUND
                                                          -----------------------------------------------------------------------
                                                             PERIOD FROM JANUARY 1, 2001               YEARS ENDED DECEMBER 31,
                                                                  TO OCTOBER 31, 2001                        2000
                                                          --------------------------------      -------------------------------
                                                             SHARES             DOLLARS            SHARES           DOLLARS
                                                          -------------      -------------      -------------     -------------


Retail A/Class A Shares:
Sold ..................................................          78,013      $   1,157,590            125,000     $   2,209,000
Issued to shareholders in reinvestment of dividends ...           1,513             19,451             57,000           951,000
Repurchased ...........................................        (251,822)        (3,649,284)          (282,000)       (4,955,000)
                                                          -------------      -------------      -------------     -------------
   Net increase (decrease) in shares outstanding.......        (172,296)     $  (2,472,243)          (100,000)    $  (1,795,000)
                                                          =============      =============      =============     =============
Retail B/Class B Shares:
Sold ..................................................          51,953      $     767,854            426,000     $   7,384,000
Issued to shareholders in reinvestment of dividends ...              --                 --            118,000         1,931,000
Repurchased ...........................................        (555,477)        (7,821,596)          (403,000)       (6,951,000)
                                                          -------------      -------------      -------------     -------------
Net increase (decrease) in shares outstanding .........        (503,524)     $  (7,053,742)           141,000     $   2,364,000
                                                          =============      =============      =============     =============
Trust/Class I Shares:
   Sold ...............................................       4,526,080      $  57,459,066          1,475,000     $  26,012,000
   Issued to shareholders in reinvestment of dividends           22,666            298,211            812,000        13,529,000
   Repurchased ........................................      (6,289,121)       (82,489,977)        (2,897,000)      (51,018,000)
                                                          -------------      -------------      -------------     -------------
Net increase (decrease) in shares outstanding .........      (1,740,375)     $ (24,732,700)          (610,000)    $ (11,477,000)
                                                          =============      =============      =============     =============
Prime A Shares:
   Sold.............................................                N/A                N/A                N/A               N/A
   Issued to shareholders in reinvestment of dividends              N/A                N/A                N/A               N/A
   Repurchased......................................                N/A                N/A                N/A               N/A
                                                          -------------      -------------      -------------     -------------
   Net increase in shares outstanding...............                N/A                N/A                N/A               N/A
                                                          =============      =============      =============     =============
Prime B Shares:
   Sold.............................................                N/A                N/A                N/A               N/A
   Issued to shareholders in reinvestment of dividends              N/A                N/A                N/A               N/A
   Repurchased......................................                N/A                N/A                N/A               N/A
                                                          -------------      -------------      -------------     -------------
   Net increase in shares outstanding...............                N/A                N/A                N/A               N/A
                                                          =============      =============      =============     =============




                                                               LARGE CAP VALUE FUND
                                                          -----------------------------
                                                             YEARS ENDED DECEMBER 31,
                                                                      1999
                                                          ----------------------------
                                                             SHARES         DOLLARS
                                                          -------------  -------------


Retail A/Class A Shares:
Sold ..................................................         162,000  $   2,711,000
Issued to shareholders in reinvestment of dividends ...          14,000        245,000
Repurchased ...........................................        (221,000)    (3,712,000)
                                                          -------------  -------------
   Net increase (decrease) in shares outstanding.......         (45,000) $    (756,000)
                                                          =============  =============
Retail B/Class B Shares:
Sold ..................................................         907,000  $  15,154,000
Issued to shareholders in reinvestment of dividends ...          20,000        352,000
Repurchased ...........................................        (200,000)  (3,378,000))
                                                          -------------  -------------
Net increase (decrease) in shares outstanding .........         727,000  $  12,128,000
                                                          =============  =============
Trust/Class I Shares:
   Sold ...............................................       1,948,000  $  32,942,000
   Issued to shareholders in reinvestment of dividends          192,000      3,310,000
   Repurchased ........................................      (2,082,000)   (35,286,000)
                                                          -------------  -------------
Net increase (decrease) in shares outstanding .........          58,000  $     966,000
                                                          =============  =============
Prime A Shares:
   Sold.............................................                N/A            N/A
   Issued to shareholders in reinvestment of dividends              N/A            N/A
   Repurchased......................................                N/A            N/A
                                                          -------------  -------------
   Net increase in shares outstanding...............                N/A            N/A
                                                          =============  =============
Prime B Shares:
   Sold.............................................                N/A            N/A
   Issued to shareholders in reinvestment of dividends              N/A            N/A
   Repurchased......................................                N/A            N/A
                                                          -------------  -------------
   Net increase in shares outstanding...............                N/A            N/A
                                                          =============  =============





                                                                                EQUITY GROWTH FUND
                                                          -----------------------------------------------------------
                                                                             YEARS ENDED OCTOBER 31,
                                                                      2001                           2000
                                                          ----------------------------   ----------------------------
                                                             SHARES        DOLLARS           SHARES        DOLLARS
                                                          -------------  -------------   -------------  -------------


Retail A/Class A Shares:
Sold ..................................................      10,011,248  $ 224,465,114       7,519,256  $ 238,925,931
Issued to shareholders in reinvestment of dividends ...       2,386,682     62,411,946         914,140     25,985,381
Repurchased ...........................................     (12,790,442)  (291,984,912)     (5,773,778)  (184,920,733)
                                                          -------------  -------------   -------------  -------------
   Net increase (decrease) in shares outstanding.......        (392,512) $ (5,107,852)       2,659,618  $  79,990,579
                                                          =============  =============   =============  =============
Retail B/Class B Shares:
Sold ..................................................       1,257,990  $  30,066,768       1,936,018  $  59,549,719
Issued to shareholders in reinvestment of dividends ...         606,518     15,235,587         162,849      4,504,837
Repurchased ...........................................      (1,126,099)   (26,227,706)       (454,523)   (13,961,559)
                                                          -------------  -------------   -------------  -------------
Net increase (decrease) in shares outstanding .........         738,409  $  19,074,649       1,644,344  $  50,092,997
                                                          =============  =============   =============  =============
Trust/Class I Shares:
   Sold ...............................................       8,513,337  $ 205,814,820       8,460,181  $ 270,618,606
   Issued to shareholders in reinvestment of dividends        4,275,798    113,017,574       1,820,461     52,108,813
   Repurchased ........................................      (9,063,571)  (220,313,656)     (7,417,380)  (236,242,243)
                                                          -------------  -------------   -------------  -------------
Net increase (decrease) in shares outstanding .........       3,725,564  $  98,518,738       2,863,262  $  86,485,176
                                                          =============  =============   =============  =============
Prime A Shares:
   Sold.............................................             34,627  $     892,428             527  $      16,915
   Issued to shareholders in reinvestment of dividends              611         15,978             221          6,282
   Repurchased......................................             (5,651)      (137,373)            (25)          (747)
                                                          -------------  -------------   -------------  -------------
   Net increase in shares outstanding...............             29,587  $     771,033             723  $      22,450
                                                          =============  =============   =============  =============
Prime B Shares:
   Sold.............................................                151  $       3,500           5,310  $     156,601
   Issued to shareholders in reinvestment of dividends            1,764         45,459             453         12,809
   Repurchased......................................                 --             --            (220)        (6,656)
                                                          -------------  -------------   -------------  -------------
   Net increase in shares outstanding...............              1,915  $      48,959           5,543  $     162,754
                                                          =============  =============   =============  =============



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      76-77

-------------------------------------------------------------------------------
----  GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                   LARGE CAP GROWTH FUND
                                                      ------------------------------------------------------------------------------
                                                      PERIOD FROM JANUARY 1, 2001              YEARS ENDED DECEMBER 31,
                                                          TO OCTOBER 31, 2001               2000                     1999
                                                       -------------------------  ------------------------ -------------------------
                                                          SHARES       DOLLARS      SHARES       DOLLARS     SHARES       DOLLARS
                                                       -----------  ------------  ----------- ------------ -----------  ------------


Retail A/Class A Shares:
   Sold.............................................       102,100  $    976,998      373,000 $  5,362,000     158,000  $ 2,032,000
   Issued to shareholders due to conversion of
     BKB Shares into Retail A Shares.................           --            --           --           --          --           --
   Issued to shareholders in reinvestment of dividends          --            --       73,000      857,000      61,000      774,000
   Repurchased......................................      (188,835)   (1,719,512)    (117,000)  (1,660,000)   (155,000)  (1,972,000)
                                                       -----------  ------------  ----------- ------------ -----------  -----------
   Net increase (decrease) in shares outstanding....       (86,735) $   (742,514)     329,000 $  4,559,000      64,000  $   834,000
                                                       ===========  ============  =========== ============ ===========  ===========
Retail B/Class B Shares:
   Sold.............................................       129,131  $  1,243,527    2,245,000 $ 31,686,000   1,027,000  $13,014,000
   Issued to shareholders in reinvestment of dividends          16           229      441,000    5,039,000     268,000    3,374,000
   Repurchased......................................      (835,456)   (7,254,233)    (362,000)  (4,918,000)   (135,000)  (1,712,000)
                                                       -----------  ------------  ----------- ------------ -----------  -----------
   Net increase (decrease) in shares outstanding....      (706,309) $ (6,010,477)   2,324,000 $ 31,807,000   1,160,000  $14,676,000
                                                       ===========  ============  =========== ============ ===========  ===========
Shares**:
   Sold.............................................           N/A           N/A          N/A          N/A         N/A          N/A
   Issued to shareholders in reinvestment of dividends         N/A           N/A          N/A          N/A         N/A          N/A
   Repurchased......................................           N/A           N/A          N/A          N/A         N/A          N/A
                                                       -----------  ------------  ----------- ------------ -----------  -----------
   Net (decrease) in shares outstanding.............           N/A           N/A          N/A          N/A         N/A          N/A
                                                       ===========  ============  =========== ============ ===========  ===========
Trust/Class I Shares:
   Sold.............................................       984,690  $  9,770,730    2,749,000 $ 39,906,000   1,839,000  $23,725,000
   Issued to shareholders in connection with
     acquisition  (Note 10)                                     --            --           --           --          --           --
   Issued to shareholders in reinvestment of dividends          --            --    2,408,00    28,940,000   3,476,000   44,971,000
   Repurchased......................................    (2,980,698)  (27,365,096)  (2,388,000) (33,562,000) (2,349,000) (30,380,000)
                                                       -----------  ------------  ----------- ------------ -----------  -----------
   Net increase (decrease) in shares outstanding....    (1,996,008) $(17,594,366)   2,769,000 $ 35,284,000   2,966,000  $38,316,000
                                                       ===========  ============  =========== ============ ===========  ===========
BKBShares:
   Sold.............................................           N/A           N/A          N/A          N/A         N/A          N/A
   Issued to shareholders in reinvestment of dividends         N/A           N/A          N/A          N/A         N/A          N/A
   Redeemed from shareholders due to conversion of
     BKB Shares into Retail A Shares.................          N/A           N/A          N/A          N/A         N/A          N/A
   Repurchased......................................           N/A           N/A          N/A          N/A         N/A          N/A
                                                       -----------  ------------  ----------- ------------ -----------  -----------
   Net (decrease) in shares outstanding.............           N/A           N/A          N/A          N/A         N/A          N/A
                                                       ===========  ============  =========== ============ ===========  ===========



                                                                                  GROWTH FUND II
                                             --------------------------------------------------------------------------------------
                                               YEAR ENDED OCTOBER 31,         PERIOD FROM JUNE 1, 2000       YEAR ENDED MAY 31,
                                                       2001                     TO OCTOBER 31, 2000                2000
                                             -------------------------  ------------------------------ ---------------------------
                                               SHARES       DOLLARS        SHARES          DOLLARS        SHARES         DOLLARS
                                             -----------  ------------  -------------   -------------  ------------   ------------


Retail A/Class A Shares:
   Sold.....................................   1,503,720  $ 16,603,727      2,821,837   $  40,189,135           N/A            N/A
   Issued to shareholders due to conversion
     of BKB Shares into Retail A Shares.....   4,049,227    41,333,928             --              --           N/A            N/A
   Issued to shareholders in reinvestment
     of dividends ..........................      16,153       183,666             --              --           N/A            N/A
   Repurchased..............................  (1,546,434)  (16,624,333)    (2,710,273)    (38,892,355)          N/A            N/A
                                             -----------  ------------  -------------   -------------  ------------   ------------
   Net increase (decrease) in shares
     outstanding ...........................   4,022,666  $ 41,496,988        111,564   $   1,296,780           N/A            N/A
                                             ===========  ============  =============   =============  ============   ============
Retail B/Class B Shares:
   Sold.....................................      83,415  $    877,470         48,182   $     691,110           N/A            N/A
   Issued to shareholders in reinvestment
     of dividends ..........................       6,226        70,596             --              --           N/A            N/A
   Repurchased..............................     (35,575)     (345,974)        (1,323)        (19,223)          N/A            N/A
                                             -----------  ------------  -------------   -------------  ------------   ------------
   Net increase (decrease) in shares
     outstanding ...........................      54,066  $    602,092         46,859   $     671,887           N/A            N/A
                                             ===========  ============  =============   =============  ============   ============
Shares**:
   Sold.....................................         N/A           N/A      1,475,575   $  19,500,013    14,007,000   $212,676,000
   Issued to shareholders in reinvestment
     of dividends ..........................         N/A           N/A             --              --     4,642,000     68,726,000
   Repurchased..............................         N/A           N/A     (1,890,092)    (25,475,844)  (19,458,000)  (296,477,000)*
                                             -----------  ------------  -------------   -------------  ------------   ------------
   Net (decrease) in shares outstanding.....         N/A           N/A       (414,517)  $  (5,975,831)     (809,000)  $(15,075,000)
                                             ===========  ============  =============   =============  ============   ============
Trust/Class I Shares:
   Sold.....................................   1,727,971  $ 18,078,281        396,131   $   5,660,929           N/A            N/A
   Issued to shareholders in connection with
     acquisition  (Note 10)                      763,737     7,302,648             --              --           N/A            N/A
   Issued to shareholders in reinvestment
     of dividends ..........................     634,457     7,232,805             --              --           N/A            N/A
   Repurchased..............................  (2,573,462)  (25,939,825)    (3,780,091)    (56,116,909)          N/A            N/A
                                             -----------  ------------  -------------   -------------  ------------   ------------
   Net increase (decrease) in shares
     outstanding ...........................     552,703  $  6,673,909     (3,383,960)  $ (50,455,980)          N/A            N/A
                                             ===========  ============  =============   =============  ============   ============
BKB Shares:
   Sold.....................................     117,074  $  1,416,672        518,736   $   7,855,781           N/A            N/A
   Issued to shareholders in reinvestment
     of dividends ..........................     439,624     5,007,317             --              --           N/A            N/A
   Redeemed from shareholders due to
     conversion of BKB Shares into Retail A
     Shares.................................  (4,036,218)  (41,333,928)            --              --           N/A            N/A
   Repurchased..............................    (522,441)   (5,910,145)      (750,483)    (11,258,360)          N/A            N/A
                                             -----------  ------------  -------------   -------------  ------------   ------------
   Net (decrease) in shares outstanding.....  (4,001,961) $(40,820,084)      (231,747)  $  (3,402,579)          N/A            N/A
                                             ===========  ============  =============   =============  ============   ============

--------------------------------------------
* Includes redemptions of $69,327,239 as a result of the redemption in kind on April 10, 2000.
** Prior to June 26, 2000, the Growth Fund IIoffered only one series of shares, which are included in these balances (See Note 9).


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      78-79

--------------------------------------------------------------------------------
----  GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                       SMALL CAP VALUE FUND
                                                                ------------------------------------------------------------------
                                                                                      YEARS ENDED OCTOBER 31,
                                                                              2001                               2000
                                                                -------------------------------    -------------------------------
                                                                    SHARES           DOLLARS           SHARES           DOLLARS
                                                                --------------    -------------    --------------    -------------


Retail A Shares:
   Sold.....................................................         3,777,423    $  53,311,823         2,092,115    $ 28,746,130
   Issued to shareholders in connection with
     acquisition (Note 10) .................................                --               --                --              --
   Issued to shareholders due to conversion of
     BKB Shares into Retail A Shares.........................               --               --                --              --
   Issued to shareholders in reinvestment of dividends......           898,744       11,293,714           668,257       8,255,796
   Repurchased..............................................        (3,637,690)     (51,058,276)       (2,852,488)    (38,935,986)
                                                                --------------    -------------    --------------    ------------
   Net increase (decrease) in shares outstanding............         1,038,477    $  13,547,261           (92,116)   $ (1,934,060)
                                                                ==============    =============    ==============    ============
Retail B Shares:
   Sold.....................................................           202,735    $   2,851,277            85,930    $  1,149,205
   Issued to shareholders in connection with
     acquisition (Note 10) .................................                --               --                --              --
   Issued to shareholders in reinvestment of dividends......            30,628          380,405            15,748         194,023
   Repurchased..............................................           (49,611)        (684,865)          (27,049)       (361,874)
                                                                --------------    -------------    --------------    ------------
   Net increase in shares outstanding.......................           183,752    $   2,546,817            74,629    $    981,354
                                                                ==============    =============    ==============    ============
Trust Shares:
   Sold.....................................................        10,032,116    $ 143,056,098         7,216,851    $ 99,197,730
   Issued to shareholders in connection with
     acquisition (Note 9) ...................................               --               --                --              --
   Issued to shareholders in connection with
     acquisition (Note 10) ..................................               --               --                --              --
   Issued to shareholders in reinvestment of dividends......         2,852,349       36,272,339         1,730,729      21,586,955
   Repurchased..............................................        (5,849,853)     (82,070,594)       (5,331,805)    (72,356,709)
                                                                --------------    -------------    --------------    -------------
   Net increase (decrease) in shares outstanding............         7,034,612    $  97,257,843         3,615,775    $ 48,427,976
                                                                ==============    =============    ==============    =============
Prime A Shares:
   Sold.....................................................               651    $       9,047               186    $      2,363
   Issued to shareholders in reinvestment of dividends......             1,735           21,966             1,314          16,348
   Repurchased..............................................            (3,583)         (48,965)           (1,708)        (22,568)
                                                                --------------    -------------    --------------    ------------
   Net increase (decrease) in shares outstanding............            (1,197)   $     (17,952)             (208)   $     (3,857)
                                                                ==============    =============    ==============    ============
Prime B Shares:
   Sold.....................................................             3,871    $      53,271             1,844    $     25,456
   Issued to shareholders in reinvestment of dividends......             1,799           22,464             1,605          19,815
   Repurchased..............................................            (3,282)         (46,856)           (6,099)        (80,143)
                                                                --------------    -------------    --------------    ------------
   Net increase (decrease) in shares outstanding............             2,388    $      28,879            (2,650)   $    (34,872)
                                                                ==============    =============    ==============    ============
BKB Shares:
   Sold.....................................................               N/A              N/A               N/A             N/A
   Issued to shareholders in connection with
     acquisition (Note 9) ...................................              N/A              N/A               N/A             N/A
   Issued to shareholders in reinvestment of dividends......               N/A              N/A               N/A             N/A
   Redeemed from shareholders due to
     conversion of BKB Shares into Retail A Shares............             N/A              N/A               N/A             N/A
   Repurchased..............................................               N/A              N/A               N/A             N/A
                                                                --------------    -------------    --------------    ------------
   Net increase (decrease) in shares outstanding............               N/A              N/A               N/A             N/A
                                                                ==============    =============    ==============    ============


                                                                                       SMALL COMPANY EQUITY FUND
                                                                   --------------------------------------------------------------
                                                                                        YEARS ENDED OCTOBER 31,
                                                                                2001                             2000
                                                                   ------------------------------  ------------------------------
                                                                       SHARES          DOLLARS         SHARES          DOLLARS
                                                                   --------------   -------------  -------------    -------------


Retail A Shares:
   Sold.....................................................          40,482,347   $ 689,682,230      28,229,809    $ 656,174,397
   Issued to shareholders in connection with
     acquisition (Note 10) .................................                  --              --              --               --
   Issued to shareholders due to conversion of
     BKB Shares into Retail A Shares.........................                 --              --              --               --
   Issued to shareholders in reinvestment of dividends......           1,024,782      16,837,169              --               --
   Repurchased..............................................         (41,633,984)   (715,283,845)    (28,076,741)    (653,452,707)
                                                                  --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............            (126,855)  $  (8,764,446)        153,068    $   2,721,690
                                                                  ==============   =============   =============    =============
Retail B Shares:
   Sold.....................................................             453,309   $   7,421,851       1,051,953    $  21,391,880
   Issued to shareholders in connection with
     acquisition (Note 10) .................................                  --              --              --               --
   Issued to shareholders in reinvestment of dividends......             190,789       3,020,198              --               --
   Repurchased..............................................            (479,347)     (7,858,471)       (952,162)     (18,637,553)
                                                                  --------------   -------------   -------------    -------------
   Net increase in shares outstanding.......................             164,751   $   2,583,578          99,791    $   2,754,327
                                                                  ==============   =============   =============    =============
Trust Shares:
   Sold.....................................................           7,947,905   $ 143,277,283      14,169,687    $ 349,860,617
   Issued to shareholders in connection with
     acquisition (Note 9) ...................................                 --              --              --               --
   Issued to shareholders in connection with
     acquisition (Note 10) ..................................                 --              --              --               --
   Issued to shareholders in reinvestment of dividends......           2,649,447      45,358,533              --               --
   Repurchased..............................................          (9,032,785)   (161,995,770)     (9,835,449)    (238,466,166)
                                                                   --------------  -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............           1,564,567   $  26,640,046       4,334,238    $ 111,394,451
                                                                   ==============  =============   =============    =============
Prime A Shares:
   Sold.....................................................                  --   $          --              --    $          --
   Issued to shareholders in reinvestment of dividends......                  --              --              --               --
   Repurchased..............................................                  --              --              --               --
                                                                  --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............                  --   $          --              --    $          --
                                                                  ==============   =============   =============    =============
Prime B Shares:
   Sold.....................................................                  --   $          --              --    $          --
   Issued to shareholders in reinvestment of dividends......                  --              --              --               --
   Repurchased..............................................                  --              --              --               --
                                                                  --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............                  --   $          --              --    $          --
                                                                  ==============   =============   =============    =============
BKB Shares:
   Sold.....................................................                 N/A             N/A             N/A              N/A
   Issued to shareholders in connection with
     acquisition (Note 9) ...................................                N/A             N/A             N/A              N/A
   Issued to shareholders in reinvestment of dividends......                 N/A             N/A             N/A              N/A
   Redeemed from shareholders due to
     conversion of BKB Shares into Retail A Shares............               N/A             N/A             N/A              N/A
   Repurchased..............................................                 N/A             N/A             N/A              N/A
                                                                  --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............                 N/A             N/A             N/A              N/A
                                                                  ==============   =============   =============    =============



                                                                                      INTERNATIONAL EQUITY FUND
                                                                 -----------------------------------------------------------------
                                                                                       YEARS ENDED OCTOBER 31,
                                                                               2001                              2000
                                                                 ------------------------------     ------------------------------
                                                                     SHARES          DOLLARS           SHARES          DOLLARS
                                                                 -------------    -------------     -------------    -------------


Retail A Shares:
   Sold.....................................................        32,169,655    $ 457,655,718        16,313,471    $ 356,102,622
   Issued to shareholders in connection with
     acquisition (Note 10) .................................            44,686          564,146                --               --
   Issued to shareholders due to conversion of
     BKB Shares into Retail A Shares.........................          751,652        9,944,253                --               --
   Issued to shareholders in reinvestment of dividends......           846,508       13,640,281           241,653        5,261,364
   Repurchased..............................................       (34,113,006)    (491,953,070)      (14,646,857)    (322,790,275)
                                                                 -------------    -------------     -------------    -------------
   Net increase (decrease) in shares outstanding............          (300,505)   $ (10,148,672)        1,908,267    $  38,573,711
                                                                 =============    =============     =============    =============
Retail B Shares:
   Sold.....................................................           107,868    $   1,629,545           839,324    $  18,559,240
   Issued to shareholders in connection with
     acquisition (Note 10) .................................           176,305        2,207,507                --               --
   Issued to shareholders in reinvestment of dividends......            65,833        1,052,540             5,380          117,762
   Repurchased..............................................          (147,402)      (2,081,802)         (519,670)     (11,280,032)
                                                                 -------------    -------------     -------------    -------------
   Net increase in shares outstanding.......................           202,604    $   2,807,790           325,034    $   7,396,970
                                                                 =============    =============     =============    =============
Trust Shares:
   Sold.....................................................        54,591,893    $ 794,687,296        33,253,547    $ 736,562,680
   Issued to shareholders in connection with
     acquisition (Note 9) ...................................               --               --        16,286,179      367,482,963
   Issued to shareholders in connection with
     acquisition (Note 10) ..................................        1,816,673       23,332,872                --               --
   Issued to shareholders in reinvestment of dividends......         4,703,338       77,315,445           872,560       19,308,786
   Repurchased..............................................       (61,168,058)    (897,181,775)      (27,871,760)    (615,328,984)
                                                                 -------------    -------------     -------------    -------------
   Net increase (decrease) in shares outstanding............           (56,154)   $  (1,846,162)       22,540,526    $ 508,025,445
                                                                 =============    =============     =============    =============
Prime A Shares:
   Sold.....................................................                --    $          --               108    $       2,364
   Issued to shareholders in reinvestment of dividends......               118            1,915                35              768
   Repurchased..............................................                --               --                --               --
                                                                 -------------    -------------     -------------    -------------
   Net increase (decrease) in shares outstanding............               118    $       1,915               143    $       3,132
                                                                 =============    =============     =============    =============
Prime B Shares:
   Sold.....................................................               125    $       2,100             3,578    $      79,415
   Issued to shareholders in reinvestment of dividends......             1,055           16,937               221            4,796
   Repurchased..............................................              (933)         (13,493)             (818)         (18,499)
                                                                 -------------    -------------     -------------    -------------
   Net increase (decrease) in shares outstanding............               247    $       5,544             2,981    $      65,712
                                                                 =============    =============     =============    =============
BKB Shares:
   Sold.....................................................         2,516,461    $  41,608,701         3,560,477    $  73,928,132
   Issued to shareholders in connection with
     acquisition (Note 9) ...................................               --               --         1,192,870       26,916,037
   Issued to shareholders in reinvestment of dividends......           118,723        1,943,229                --               --
   Redeemed from shareholders due to
     conversion of BKB Shares into Retail A Shares............        (740,883)      (9,944,253)               --               --
   Repurchased..............................................        (3,203,149)     (54,491,472)       (3,444,499)     (72,107,773)
                                                                 -------------    -------------     -------------    -------------
   Net increase (decrease) in shares outstanding............        (1,308,848)   $ (20,883,795)        1,308,848    $  28,736,396
                                                                 =============    =============     =============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

80-81

GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                           PAN ASIA FUND
                                                                ------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,          PERIOD FROM SEPTEMBER 1, 2000
                                                                              2001                        TO OCTOBER 31, 2000
                                                                -------------------------------    -------------------------------
                                                                    SHARES           DOLLARS           SHARES            DOLLARS
                                                                --------------    -------------    --------------    -------------


Retail A Shares:
   Sold.....................................................           353,826    $   2,534,799            21,471    $     203,357
   Issued to shareholders in reinvestment of dividends......               101              882                --               --
   Repurchased..............................................          (347,020)      (2,529,681)             (186)          (1,776)
                                                                --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................             6,907    $       6,000            21,285    $     201,581
                                                                ==============    =============    ==============    =============
Retail B Shares:
   Sold.....................................................             1,589    $      12,730             2,229    $      21,840
   Issued to shareholders in reinvestment of dividends......                30              262                --               --
   Repurchased..............................................            (1,581)         (12,143)             (151)          (1,446)
                                                                --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................                38    $         849             2,078    $      20,394
                                                                ==============    =============    ==============    =============
Trust Shares:
   Sold.....................................................            20,287    $     160,421           449,501    $   4,494,999
   Issued to shareholders in reinvestment of dividends......             5,025           43,916                --               --
   Repurchased..............................................           (12,998)        (106,158)               --               --
                                                                --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................            12,314    $      98,179           449,501    $   4,494,999
                                                                ==============    =============    ==============    =============
Prime A Shares:
   Sold.....................................................                --    $          --               257    $       2,510
   Issued to shareholders in reinvestment of dividends......                 3               25                --               --
   Repurchased..............................................                --               --                --               --
                                                                --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................                 3    $          25               257    $       2,510
                                                                ==============    =============    ==============    =============
Prime B Shares:
   Sold.....................................................                --    $          --               257    $       2,510
   Issued to shareholders in reinvestment of dividends......                 3               25                --               --
   Repurchased..............................................                --               --                --               --
                                                                --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................                 3    $          25               257    $       2,510
                                                                ==============    =============    ==============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                       This page left blank intentionally.

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                        INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                     -------------------------------------  ----------------------------------------

                                                    NET                                                                   NET
                       NET                       REALIZED AND                DIVIDENDS   DISTRIBUTIONS                 INCREASE
                    ASSET VALUE,        NET       UNREALIZED   TOTAL FROM     FROM NET       FROM                      (DECREASE)
                     BEGINNING      INVESTMENT  GAIN (LOSS)  ON INVESTMENT   INVESTMENT   NET REALIZED      TOTAL        IN NET
                     OF PERIOD      INCOME(B)    INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS  DISTRIBUTIONS  ASSET VALUE
                   ------------    ----------- ------------- -------------  -----------  -------------  -------------  -----------
 RETAIL A
 10/31/01             $ 18.79       $ 0.33(2)     $ (3.08)      $ (2.75)     $ (0.35)       $ (0.74)       $ (1.09)      $ (3.84)
 10/31/00               17.74         0.37(2)        1.36          1.73        (0.37)         (0.31)         (0.68)         1.05
 10/31/99               16.95         0.37           1.21          1.58        (0.36)         (0.43)         (0.79)         0.79
 10/31/98               16.46         0.38           1.72          2.10        (0.40)         (1.21)         (1.61)         0.49
 10/31/97               14.52         0.40           2.43          2.83        (0.38)         (0.51)         (0.89)         1.94

 RETAIL B
 10/31/01               18.74         0.22(2)       (3.06)        (2.84)       (0.24)         (0.74)         (0.98)        (3.82)
 10/31/00               17.70         0.24(2)        1.36          1.60        (0.25)         (0.31)         (0.56)         1.04
 10/31/99               16.92         0.25           1.21          1.46        (0.25)         (0.43)         (0.68)         0.78
 10/31/98               16.43         0.29           1.71          2.00        (0.30)         (1.21)         (1.51)         0.49
 10/31/97               14.51         0.29           2.42          2.71        (0.28)         (0.51)         (0.79)         1.92

 TRUST
 10/31/01               18.78         0.37(2)       (3.08)        (2.71)       (0.39)         (0.74)         (1.13)        (3.84)
 10/31/00               17.73         0.41(2)        1.36          1.77        (0.41)         (0.31)         (0.72)         1.05
 10/31/99               16.96         0.40           1.20          1.60        (0.40)         (0.43)         (0.83)         0.77
 10/31/98               16.47         0.42           1.71          2.13        (0.43)         (1.21)         (1.64)         0.49
 10/31/97               14.53         0.43           2.42          2.85        (0.40)         (0.51)         (0.91)         1.94

 PRIME A
 10/31/01               18.77         0.34(2)       (3.06)        (2.72)       (0.36)         (0.74)         (1.10)        (3.82)
 10/31/00               17.73         0.39(2)        1.36          1.75        (0.40)         (0.31)         (0.71)         1.04
 10/31/99(1)            16.95         0.44           1.17          1.61        (0.40)         (0.43)         (0.83)         0.78

 PRIME B
 10/31/01               18.75         0.22(2)       (3.06)        (2.84)       (0.24)         (0.74)         (0.98)        (3.82)
 10/31/00               17.71         0.26(2)        1.35          1.61        (0.26)         (0.31)         (0.57)         1.04
 10/31/99(1)            16.95         0.29           1.19          1.48        (0.29)         (0.43)         (0.72)         0.76

--------------------------------------------------------------------------------

(1) The Fund began issuing Prime A Shares and Prime B Shares on November 1,
    1998.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Calculation does not include the effect of any sales charges for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.33(2), $0.37(2), $0.37, $0.38 and $0.40, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.22(2), $0.24(2), $0.25, $0.29 and $0.28, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.37(2), $0.41(2), $0.40, $0.42 and $0.43, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $0.33(2), $0.37(2)
    and $0.41, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.22(2), $0.23(2) and $0.26, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                     -----------------------------------------------

                                                                      RATIO OF NET       RATIO OF        RATIO OF
                                                                       INVESTMENT        OPERATING       OPERATING
                                                                         INCOME          EXPENSES        EXPENSES
                                                       NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
                NET ASSET VALUE,                     END OF PERIOD   REIMBURSEMENT/    REIMBURSEMENT/  REIMBURSEMENT/    PORTFOLIO
                 END OF PERIOD   TOTAL RETURN(A)       (IN 000S)        WAIVER            WAIVER          WAIVER       TURNOVER RATE
                ---------------  ---------------     -------------   --------------    --------------  --------------  -------------
RETAIL A
10/31/01            $ 14.95          (15.18)%          $ 289,882            2.01%            1.33%            1.34%          65%
10/31/00              18.79            9.98%             371,590            2.01%            1.29%            1.29%          59%
10/31/99              17.74            9.53%             389,077            2.11%            1.32%            1.32%         135%
10/31/98              16.95           13.85%             323,498            2.43%            1.33%            1.33%         108%
10/31/97              16.46           20.23%             177,239            2.66%            1.37%            1.37%          58%

RETAIL B
10/31/01              14.92          (15.72)%            106,074            1.33%            2.01%            2.02%          65%
10/31/00              18.74            9.20%             105,980            1.31%            1.99%            1.99%          59%
10/31/99              17.70            8.76%              91,199            1.43%            2.00%            2.00%         135%
10/31/98              16.92           13.14%              57,876            1.77%            1.99%            1.99%         108%
10/31/97              16.43           19.34%              30,688            1.95%            2.10%            2.19%          58%

TRUST
10/31/01              14.94          (14.94)%            230,562            2.23%            1.11%            1.11%          65%
10/31/00              18.78           10.21%             290,970            2.21%            1.09%            1.09%          59%
10/31/99              17.73            9.63%             269,851            2.31%            1.12%            1.12%         135%
10/31/98              16.96           14.05%             218,666            2.63%            1.13%            1.13%         108%
10/31/97              16.47           20.42%             171,741            2.82%            1.21%            1.22%          58%

PRIME A
10/31/01              14.95          (15.08)%                 60            2.07%            1.26%            1.38%          65%
10/31/00              18.77           10.15%                 186            2.15%            1.15%            1.30%          59%
10/31/99(1)           17.73            9.72%                 238            2.27%            1.16%            1.29%         135%

PRIME B
10/31/01              14.93          (15.68)%                389            1.34%            1.99%            2.03%          65%
10/31/00              18.75            9.29%                 526            1.41%            1.89%            2.06%          59%
10/31/99(1)           17.71            8.91%                 519            1.53%            1.90%            2.08%         135%


EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                    INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                               -------------------------------------------     ---------------------------------------------

                                                                               NET
                  NET                    REALIZED AND                   DIVIDENDS   DISTRIBUTIONS
              ASSET VALUE,      NET       UNREALIZED    TOTAL FROM       FROM NET       FROM                          NET INCREASE
                BEGINNING   INVESTMENT  GAIN (LOSS)    ON INVESTMENT    INVESTMENT  NET REALIZED         TOTAL     (DECREASE) IN NET
                OF PERIOD    INCOME(B)    INVESTMENTS   OPERATIONS        INCOME    CAPITAL GAINS    DISTRIBUTIONS    ASSET VALUE
              ------------  ----------- -------------  -------------    ----------- -------------    ------------- -----------------
 RETAIL A
 10/31/01       $ 17.77      $ 0.13         $ (2.45)      $ (2.32)        $ (0.12)     $ (2.41)        $ (2.53)        $ (4.85)
 10/31/00         19.50        0.16(2)         1.22          1.38           (0.16)       (2.95)          (3.11)          (1.73)
 10/31/99         19.67        0.19            1.69          1.88           (0.20)       (1.85)          (2.05)          (0.17)
 10/31/98         18.82        0.25            2.43          2.68           (0.25)       (1.58)          (1.83)           0.85
 10/31/97         16.91        0.30            3.35          3.65           (0.30)       (1.44)          (1.74)           1.91

 RETAIL B
 10/31/01         17.50        0.04           (2.43)        (2.39)          (0.02)       (2.41)          (2.43)          (4.82)
 10/31/00         19.25        0.03(2)         1.21          1.24           (0.04)       (2.95)          (2.99)          (1.75)
 10/31/99(1)      19.48        0.11            1.62          1.73           (0.11)       (1.85)          (1.96)          (0.23)

 TRUST
 10/31/01         17.80        0.18           (2.44)        (2.26)          (0.18)       (2.41)          (2.59)          (4.85)
 10/31/00         19.52        0.23(2)         1.22          1.45           (0.22)       (2.95)          (3.17)          (1.72)
 10/31/99         19.69        0.28            1.69          1.97           (0.29)       (1.85)          (2.14)          (0.17)
 10/31/98         18.84        0.34            2.42          2.76           (0.33)       (1.58)          (1.91)           0.85
 10/31/97         16.93        0.38            3.35          3.73           (0.38)       (1.44)          (1.82)           1.91
--------------------------

(1) The Fund began issuing Retail B Shares on November 1, 1998.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.13, $0.16(2), $0.19, $0.25 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.03, $0.03(2) and $0.08, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.18, $0.23(2), $0.28, $0.34 and
    $0.38, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                    ----------------------------------------------

                                                                     RATIO OF NET       RATIO OF        RATIO OF
                                                                      INVESTMENT        OPERATING      OPERATING
                                                                       INCOME          EXPENSES        EXPENSES
                                                      NET ASSETS,     INCLUDING        INCLUDING       EXCLUDING
               NET ASSET VALUE,                      END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/     PORTFOLIO
                END OF PERIOD    TOTAL RETURN(A)       (IN 000S)        WAIVER           WAIVER          WAIVER       TURNOVER RATE
               ----------------  ---------------     -------------  -------------    --------------  --------------   -------------
RETAIL A
10/31/01           $ 12.92          (14.78)%           $ 147,082         0.95%            1.34%            1.34%           62%
10/31/00             17.77            8.45%              188,847         0.91%            1.33%            1.33%           51%
10/31/99             19.50           10.14%              213,041         0.97%            1.33%            1.33%           38%
10/31/98             19.67           15.23%              207,850         1.30%            1.34%            1.34%           46%
10/31/97             18.82           23.28%              169,276         1.70%            1.39%            1.41%           37%

RETAIL B
10/31/01             12.68          (15.43)%              14,752         0.26%            2.03%            2.08%           62%
10/31/00             17.50            7.71%                3,969         0.19%            2.04%            2.08%           51%
10/31/99(1)          19.25            9.38%                3,213         0.33%            1.97%            2.23%           38%

TRUST
10/31/01             12.95          (14.45)%             133,967         1.37%            0.92%            0.92%           62%
10/31/00             17.80            8.94%              106,148         1.32%            0.91%            0.91%           51%
10/31/99             19.52           10.60%              120,179         1.39%            0.91%            0.91%           38%
10/31/98             19.69           15.67%              127,367         1.72%            0.92%            0.92%           46%
10/31/97             18.84           23.80%              119,505         2.14%            0.95%            0.97%           37%


GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                INCOME FROM INVESTMENT OPERATIONS
                                       ----------------------------------------------------

                                                                 NET
                           NET              NET             REALIZED AND
                      ASSET VALUE,      INVESTMENT           UNREALIZED        TOTAL FROM
                       BEGINNING          INCOME             GAIN (LOSS)      ON INVESTMENT
                       OF PERIOD        (LOSS)(B)            INVESTMENTS       OPERATIONS
                      -----------       ----------          ------------      -------------
RETAIL A
10/31/01                 $ 16.37           $ 0.02              $ (2.39)          $ (2.37)
10/31/00                   15.98             0.02                 1.33              1.35
10/31/99                   14.87             0.08(3)              2.02              2.10
10/31/98                   16.24             0.12                 1.32              1.44
10/31/97                   13.78             0.18                 3.67              3.85

RETAIL B
10/31/01                   16.23            (0.09)               (2.36)            (2.45)
10/31/00                   15.90            (0.10)                1.34              1.24
10/31/99                   14.83            (0.04)(3)             2.02              1.98
10/31/98                   16.23               --(2)              1.31              1.31
10/31/97                   13.77             0.10                 3.65              3.75

TRUST
10/31/01                   16.43             0.06                (2.39)            (2.33)
10/31/00                   16.02             0.08                 1.32              1.40
10/31/99                   14.90             0.13(3)              2.02              2.15
10/31/98                   16.28             0.15                 1.31              1.46
10/31/97                   13.80             0.22                 3.68              3.90

PRIME A
10/31/01                   16.41             0.02                (2.38)            (2.36)
10/31/00                   16.00             0.04                 1.34              1.38
10/31/99(1)                14.88             0.11(3)              2.03              2.14

PRIME B
10/31/01                   16.32            (0.07)               (2.38)            (2.45)
10/31/00                   15.97            (0.07)                1.33              1.26
10/31/99(1)                14.88            (0.01)(3)             2.03              2.02



                                           LESS DISTRIBUTIONS
                    -------------------------------------------------------------------


                     DIVIDENDS        DIVIDENDS         INDISTRIBUTIONS
                     FROM NET       EXCESS OF NET              FROM                          NET INCREASE
                    INVESTMENT       INVESTMENT           NET REALIZED         TOTAL      (DECREASE) IN NET
                      INCOME           INCOME            CAPITAL GAINS     DISTRIBUTIONS      ASSET VALUE
                    ----------      ------------        ---------------    -------------  -----------------
RETAIL A
10/31/01              $ (0.02)          $ --(2)            $ (1.28)          $ (1.30)          $ (3.67)
10/31/00                (0.05)            --(2)              (0.91)            (0.96)             0.39
10/31/99                (0.08)            --                 (0.91)            (0.99)             1.11
10/31/98                (0.13)            --                 (2.68)            (2.81)            (1.37)
10/31/97                (0.20)            --                 (1.19)            (1.39)             2.46

RETAIL B
10/31/01                   --             --                 (1.28)            (1.28)            (3.73)
10/31/00                   --             --                 (0.91)            (0.91)             0.33
10/31/99                   --             --                 (0.91)            (0.91)             1.07
10/31/98                (0.03)            --                 (2.68)            (2.71)            (1.40)
10/31/97                (0.10)            --                 (1.19)            (1.29)             2.46

TRUST
10/31/01                (0.05)            --(2)              (1.28)            (1.33)            (3.66)
10/31/00                (0.08)            --(2)              (0.91)            (0.99)             0.41
10/31/99                (0.12)            --                 (0.91)            (1.03)             1.12
10/31/98                (0.16)            --                 (2.68)            (2.84)            (1.38)
10/31/97                (0.23)            --                 (1.19)            (1.42)             2.48

PRIME A
10/31/01                (0.03)            --(2)              (1.28)            (1.31)            (3.67)
10/31/00                (0.06)            --                 (0.91)            (0.97)             0.41
10/31/99(1)             (0.11)            --                 (0.91)            (1.02)             1.12

PRIME B
10/31/01                   --             --                 (1.28)            (1.28)            (3.73)
10/31/00                   --             --                 (0.91)            (0.91)             0.35
10/31/99(1)             (0.02)            --                 (0.91)            (0.93)             1.09

--------------------------------------------------------------------------------

(1) The Fund began issuing Prime A Shares and Prime B Shares on November 1,
    1998.
(2) Net investment income per share and dividends in excess of net investment income per share were less than $0.005.
(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Calculation does not include the effect of any sales charges for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.01, $0.07(3), $0.10 and $0.18, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.09), $(0.10), $(0.04)(3), $0.00 and $0.08, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.06, $0.08, $0.13(3), $0.15 and $0.21, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $0.02, $0.03 and $0.09(3), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.07), $(0.10) and $(0.05)(3), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                     ----------------------------------------------

                                                                      RATIO OF NET      RATIO OF        RATIO OF
                                                                      INVESTMENT        OPERATING       OPERATING
                                                                     INCOME (LOSS)      EXPENSES        EXPENSES
                                                     NET ASSETS,       INCLUDING        INCLUDING       EXCLUDING
                   NET ASSET VALUE,                 END OF PERIOD    REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/    PORTFOLIO
                    END OF PERIOD   TOTAL RETURN(A)    (IN 000S)         WAIVER           WAIVER          WAIVER      TURNOVER RATE
                   ---------------  --------------  -------------    --------------   --------------  --------------  -------------
RETAIL A
10/31/01               $ 12.70          (15.46)%     $ 259,884            0.07%            1.34%            1.36%          19%
10/31/00                 16.37            9.06%        217,423            0.16%            1.28%            1.37%          42%
10/31/99                 15.98           14.56%        232,110            0.53%            1.28%            1.38%          20%
10/31/98                 14.87            9.93%        214,110            0.75%            1.28%            1.35%          38%
10/31/97                 16.24           30.10%        141,884            1.18%            1.27%            1.45%          93%

RETAIL B
10/31/01                 12.50          (16.11)%        48,512           (0.64)%           2.05%            2.05%          19%
10/31/00                 16.23            8.35%         61,857           (0.60)%           2.04%            2.04%          42%
10/31/99                 15.90           13.72%         62,366           (0.22)%           2.03%            2.04%          20%
10/31/98                 14.83            9.09%         53,216            0.01%            2.02%            2.02%          38%
10/31/97                 16.23           29.11%         35,178            0.31%            2.05%            2.28%          93%

TRUST
10/31/01                 12.77          (15.12)%       460,302            0.44%            0.97%            0.97%          19%
10/31/00                 16.43            9.38%        678,398            0.44%            1.00%            1.00%          42%
10/31/99                 16.02           14.85%        309,106            0.76%            1.05%            1.05%          20%
10/31/98                 14.90           10.10%        254,060            1.00%            1.03%            1.03%          38%
10/31/97                 16.28           30.43%        246,654            1.44%            1.03%            1.06%          93%

PRIME A
10/31/01                 12.74          (15.34)%            60            0.22%            1.19%            1.22%          19%
10/31/00                 16.41            9.27%            156            0.30%            1.14%            1.24%          42%
10/31/99(1)              16.00           14.81%            150            0.66%            1.15%            1.30%          20%

PRIME B
10/31/01                 12.59          (15.95)%           109           (0.55)%           1.96%            2.00%          19%
10/31/00                 16.32            8.38%            129           (0.45)%           1.89%            2.07%          42%
10/31/99(1)              15.97           13.98%            129           (0.09)%           1.90%            2.17%          20%


STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                 INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                              ---------------------------------------  -----------------------------------------

                                             NET
                  NET            NET      REALIZED AND                   DIVIDENDS  DISTRIBUTIONS
              ASSET VALUE,   INVESTMENT   UNREALIZED     TOTAL FROM      FROM NET       FROM                        NET INCREASE
                BEGINNING      INCOME     GAIN (LOSS)   ON INVESTMENT   INVESTMENT   NET REALIZED       TOTAL     (DECREASE) IN NET
                OF PERIOD     (LOSS)(B)   INVESTMENTS   OPERATIONS        INCOME    CAPITAL GAINS   DISTRIBUTIONS    ASSET VALUE
              ------------   ----------- -------------- -------------  -----------  -------------   ------------- -----------------
 RETAIL A
 10/31/01        $ 10.46       $ 0.03(3)    $ (0.11)      $ (0.08)        $ (0.03)    $ (0.33)        $ (0.36)         $ (0.44)
 10/31/00           9.89         0.04          1.75          1.79           (0.04)      (1.18)          (1.22)            0.57
 10/31/99           9.62         0.04(3)       0.27          0.31           (0.03)      (0.01)          (0.04)            0.27
 10/31/98(1)       10.00          --(2)       (0.38)        (0.38)             --          --              --            (0.38)

 RETAIL B
 10/31/01          10.37        (0.06)(3)     (0.11)        (0.17)             --       (0.33)          (0.33)           (0.50)
 10/31/00           9.84        (0.04)         1.75          1.71              --(2)    (1.18)          (1.18)            0.53
 10/31/99           9.61        (0.02)(3)      0.26          0.24              --       (0.01)          (0.01)            0.23
 10/31/98(1)       10.00        (0.02)        (0.37)        (0.39)             --          --              --            (0.39)

 TRUST
 10/31/01          10.48         0.08(3)      (0.12)        (0.04)          (0.08)      (0.33)          (0.41)           (0.45)
 10/31/00           9.90         0.08          1.76          1.84           (0.08)      (1.18)          (1.26)            0.58
 10/31/99           9.63         0.09(3)       0.27          0.36           (0.08)      (0.01)          (0.09)            0.27
 10/31/98(1)       10.00         0.01         (0.37)        (0.36)          (0.01)      --              (0.01)           (0.37)

--------------------------------------------------------------------------------

*   Annualized.
**  Not Annualized.
(1) The Fund commenced operations on March 4, 1998.
(2) Net investment income per share and dividends from net investment income are less than $0.005. (3) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(A) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.00, $0.00, $0.00(3) and $0.00, respectively.
    Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.06, $(0.08), $(0.08)(3) and $(0.06), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $(0.08), $0.06, $0.06(3) and $0.00, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                     ----------------------------------------------

                                                                     RATIO OF NET       RATIO OF        RATIO OF
                                                                      INVESTMENT        OPERATING       OPERATING
                                                                     INCOME (LOSS)      EXPENSES        EXPENSES
                                                       NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
                   NET ASSET VALUE,                   END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/    PORTFOLIO
                    END OF PERIOD   TOTAL RETURN(A)    (IN 000S)        WAIVER           WAIVER          WAIVER        TURNOVER RATE
                   ---------------  ---------------   -------------  --------------   --------------  --------------   -------------
RETAIL A
10/31/01               $ 10.02           (0.83)%      $  8,400            0.25%            1.24%            1.50%          81%
10/31/00                 10.46           21.09%          8,505            0.40%            1.20%            1.60%          81%
10/31/99                  9.89            3.25%          8,229            0.41%            1.19%            1.63%          79%
10/31/98(1)               9.62           (3.75)%**       4,051            0.06%*           1.40%*           2.41%*         30%**

RETAIL B
10/31/01                  9.87           (1.71)%         2,286           (0.53)%           2.02%            2.26%          81%
10/31/00                 10.37           20.33%          1,555           (0.35)%           1.95%            2.35%          81%
10/31/99                  9.84            2.50%          1,348           (0.24)%           1.84%            2.40%          79%
10/31/98(1)               9.61           (4.76)%**         583           (0.55)%*          2.01%*           3.05%*         30%**

TRUST
10/31/01                 10.03           (0.43)%       102,909            0.74%            0.75%            0.96%          81%
10/31/00                 10.48           21.69%         93,558            0.83%            0.78%            0.98%          81%
10/31/99                  9.90            3.64%         71,063            0.80%            0.80%            1.00%          79%
10/31/98(1)               9.63           (3.62)%**      63,061            0.19%*           1.27%*           1.47%*         30%**


EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                           INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                        --------------------------------------- -------------------------------------------------

                                        NET
               NET         NET      REALIZED AND                 DIVIDENDS  DIVIDENDS IN   DIVIDENDS
           ASSET VALUE, INVESTMENT   UNREALIZED    TOTAL FROM     FROM NET  EXCESS OF NET     FROM                    NET INCREASE
            BEGINNING    INCOME     GAIN (LOSS)   ON INVESTMENT  INVESTMENT  INVESTMENT    NET REALIZED    TOTAL   (DECREASE) IN NET
            OF PERIOD   (LOSS)(B)   INVESTMENTS    OPERATIONS      INCOME      INCOME     CAPITAL GAINS  DIVIDENDS    ASSET VALUE
           ----------- ----------- -------------- ------------- ----------- ------------- -------------- --------- -----------------
 RETAIL A
 10/31/01    $ 17.05    $ (0.02)      $ (1.66)       $ (1.68)   $     --      $  --        $ (2.89)       $ (2.89)      $ (4.57)
 10/31/00      18.28      (0.02)         1.25           1.23       (0.01)        --(1)       (2.45)         (2.46)        (1.23)
 10/31/99      16.50      (0.03)         2.42           2.39          --         --          (0.61)         (0.61)         1.78
 10/31/98      18.21       0.03          1.50           1.53       (0.04)        --          (3.20)         (3.24)        (1.71)
 10/31/97      15.96       0.11          4.16           4.27       (0.12)        --          (1.90)         (2.02)         2.25

 RETAIL B
 10/31/01      16.73      (0.10)        (1.64)         (1.74)         --         --          (2.89)         (2.89)        (4.63)
 10/31/00      18.08      (0.15)         1.25           1.10          --         --          (2.45)         (2.45)        (1.35)
 10/31/99      16.44      (0.15)         2.40           2.25          --         --          (0.61)         (0.61)         1.64
 10/31/98      18.24      (0.08)         1.48           1.40          --         --          (3.20)         (3.20)        (1.80)
 10/31/97      15.99         --          4.17           4.17       (0.02)        --          (1.90)         (1.92)         2.25

 TRUST
 10/31/01      17.17       0.02         (1.65)         (1.63)         --         --          (2.89)         (2.89)        (4.52)
 10/31/00      18.35       0.04          1.25           1.29       (0.02)        --(1)       (2.45)         (2.47)        (1.18)
 10/31/99      16.51       0.03          2.42           2.45          --         --          (0.61)         (0.61)         1.84
 10/31/98      18.21       0.08          1.49           1.57       (0.07)        --          (3.20)         (3.27)        (1.70)
 10/31/97      15.96       0.17          4.16           4.33       (0.18)        --          (1.90)         (2.08)         2.25

-------------------------------------------------------------------------------

(1) Dividends in excess of net investment income per share were less than $0.005.
(A) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.02), $(0.02), $(0.03), $0.03 and $0.11, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.10), $(0.15), $(0.15), $(0.08) and $(0.03), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.04, $0.03, $0.08 and $0.17, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                  -----------------------------------------------

                                                                    RATIO OF NET       RATIO OF       RATIO OF
                                                                     INVESTMENT        OPERATING      OPERATING
                                                                   INCOME (LOSS)      EXPENSES        EXPENSES
                                                   NET ASSETS,       INCLUDING        INCLUDING       EXCLUDING
                 NET ASSET VALUE,                 END OF PERIOD   REIMBURSEMENT/   REIMBURSEMENT/   REIMBURSEMENT/   PORTFOLIO
                  END OF PERIOD   TOTAL RETURN(A)    (IN 000S)         WAIVER           WAIVER          WAIVER      TURNOVER RATE
                 ---------------  --------------- -------------   --------------   --------------   --------------  -------------
RETAIL A
10/31/01             $ 12.48          (10.27)%     $ 180,435           (0.17)%           1.39%            1.40%         127%
10/31/00               17.05            7.83%        226,836           (0.10)%           1.36%            1.36%          72%
10/31/99               18.28           14.63%        258,332           (0.16)%           1.37%            1.37%          75%
10/31/98               16.50            9.88%        234,730            0.15%            1.37%            1.37%          82%
10/31/97               18.21           29.48%        182,641            0.63%            1.38%            1.38%         111%

RETAIL B
10/31/01               12.10          (11.00)%        25,776           (0.91)%           2.13%            2.15%         127%
10/31/00               16.73            7.12%         30,555           (0.83)%           2.09%            2.12%          72%
10/31/99               18.08           13.81%         30,988           (0.87)%           2.08%            2.08%          75%
10/31/98               16.44            9.07%         23,103           (0.54)%           2.06%            2.06%          82%
10/31/97               18.24           28.60%         14,958           (0.13)%           2.07%            2.38%         111%

TRUST
10/31/01               12.65           (9.91)%       152,002            0.22%            1.00%            1.00%         127%
10/31/00               17.17            8.22%        164,864            0.26%            1.00%            1.00%          72%
10/31/99               18.35           15.04%        281,064            0.19%            1.02%            1.03%          75%
10/31/98               16.51           10.27%        254,432            0.49%            1.03%            1.03%          82%
10/31/97               18.21           29.87%        241,532            0.98%            1.04%            1.04%         111%

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                             -------------------------------------  -------------------------------------------------


                                          NET
                NET         NET       REALIZED AND               DIVIDENDS  DIVIDENDS IN   DIVIDENDS
            ASSET VALUE, INVESTMENT    UNREALIZED    TOTAL FROM   FROM NET  EXCESS OF NET    FROM                     NET INCREASE
             BEGINNING    INCOME     GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT   NET REALIZED     TOTAL   (DECREASE) IN NET
             OF PERIOD   (LOSS)(B)     INVESTMENTS   OPERATIONS    INCOME      INCOME    CAPITAL GAINS  DIVIDENDS     ASSET VALUE
            ----------  -----------  --------------  ----------  ----------  ----------  -------------  ---------  ----------------
RETAIL A
 10/31/01(1)   $ 16.32     $ 0.02        $ (3.67)     $ (3.65)    $ (0.02)      $  --         $   --     $ (0.02)      $ (3.67)
 12/31/00        17.87       0.03          (0.59)       (0.56)      (0.02)         --          (0.97)      (0.99)        (1.55)
 12/31/99        15.91       0.04           2.15         2.19       (0.04)         --          (0.19)      (0.23)         1.96
 12/31/98        12.90       0.11           3.36         3.47       (0.09)         --          (0.37)      (0.46)         3.01
 12/31/97        13.35       0.15           3.20         3.35       (0.14)         --          (3.66)      (3.80)        (0.45)
 12/31/96        12.83       0.19           2.51         2.70       (0.18)         --          (2.00)      (2.18)         0.52

 RETAIL B
 10/31/01(1)     16.06      (0.07)         (3.60)       (3.67)         --          --             --          --         (3.67)
 12/31/00        17.71      (0.09)         (0.59)       (0.68)         --          --          (0.97)      (0.97)        (1.65)
 12/31/99        15.85      (0.07)          2.12         2.05          --          --          (0.19)      (0.19)         1.86
 12/31/98        12.87       0.03           3.33         3.36       (0.01)         --          (0.37)      (0.38)         2.98
 12/31/97(2)     14.81       0.04           1.73         1.77       (0.05)         --          (3.66)      (3.71)        (1.94)

 TRUST
 10/31/01(1)     16.34       0.05          (3.67)       (3.62)      (0.04)         --             --       (0.04)        (3.66)
 12/31/00        17.89       0.07          (0.59)       (0.52)      (0.06)         --          (0.97)      (1.03)        (1.55)
 12/31/99        15.91       0.08           2.16         2.24       (0.07)         --          (0.19)      (0.26)         1.98
 12/31/98        12.89       0.14           3.37         3.51       (0.12)         --          (0.37)      (0.49)         3.02
 12/31/97        13.35       0.18           3.20         3.38       (0.18)         --          (3.66)      (3.84)        (0.46)
 12/31/96        12.81       0.22           2.54         2.76       (0.22)         --          (2.00)      (2.22)         0.54

--------------------------------------------------------------------------------

*   Annualized.
**  Not Annualized.
(1) The Fund commenced operations on April 1, 1992 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Pillar Fund offered and sold three series of shares, Class A Shares, Class B Shares and Class I Shares, that were similar to the Fund's Retail A Shares, Retail BShares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class A Shares, Class B Shares and Class I Shares for Retail A Shares, Retail B Shares and Trust Shares, respectively, of the Galaxy Large Cap Value Fund.
(2) The Predecessor Pillar Fund began issuing Class B Shares on May 12, 1997.
(A) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2001 was $0.01. Net investment
    (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $(0.09). Net investment income per share before reimbursement/ waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2001 was $0.04.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                    -------------------------------------------------

                                                                     RATIO OF NET       RATIO OF        RATIO OF
                                                                      INVESTMENT        OPERATING       OPERATING
                                                                     INCOME (LOSS)      EXPENSES        EXPENSES
                                                      NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
                   NET ASSET VALUE,                 END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/     PORTFOLIO
                    END OF PERIOD   TOTAL RETURN(A)    (IN 000S)        WAIVER           WAIVER          WAIVER      TURNOVER RATE
                   ---------------  --------------  -------------  --------------   --------------  --------------   -------------
RETAIL A
10/31/01(1)            $ 12.65          (22.40)%**   $  10,738          0.20%*           1.24%*           1.33%*         15%**
12/31/00                 16.32           (3.14)%        16,669          0.16%            1.25%            1.32%          22%
12/31/99                 17.87           13.77%         20,025          0.22%            1.19%            1.31%          19%
12/31/98                 15.91           27.18%         18,546          0.58%            1.05%            1.32%          20%
12/31/97                 12.90           25.51%         13,923          0.98%            1.05%            1.31%          80%
12/31/96                 13.35           21.15%         10,000          1.42%            1.05%            1.33%          85%

RETAIL B
10/31/01(1)              12.39          (22.85)%**      19,810         (0.55)%*          1.99%*           2.10%*         15%**
12/31/00                 16.06           (3.92)%        33,757         (0.59)%           2.00%            2.08%          22%
12/31/99                 17.71           12.95%         34,744         (0.55)%           1.95%            2.06%          19%
12/31/98                 15.85           26.33%         19,577         (0.18)%           1.80%            2.07%          20%
12/31/97(2)              12.87           19.17%**        5,072          0.09%*           1.80%*           2.07%*         80%**

TRUST
10/31/01(1)              12.68          (22.18)%**     164,296          0.47%*           0.97%*           1.05%*         15%**
12/31/00                 16.34           (2.94)%       240,277          0.41%            1.00%            1.08%          22%
12/31/99                 17.89           14.12%        273,839          0.46%            0.94%            1.06%          19%
12/31/98                 15.91           27.58%        242,669          0.83%            0.80%            1.07%          20%
12/31/97                 12.89           25.71%        242,881          1.26%            0.80%            1.06%          80%
12/31/96                 13.35           21.69%        116,715          1.67%            0.80%            1.08%          85%

EQUITY GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                 INCOME FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                             ------------------------------------------     ---------------------------------------------------

                                                NET                                         DIVIDENDS
                   NET           NET        REALIZED AND                     DIVIDENDS      IN EXCESS      DIVIDENDS
               ASSET VALUE,  INVESTMENT      UNREALIZED      TOTAL FROM      FROM NET        OF NET        FROM NET
                 BEGINNING     INCOME      GAIN (LOSS) ON    INVESTMENT     INVESTMENT     INVESTMENT      REALIZED       TOTAL
                 OF PERIOD    (LOSS)(B)      INVESTMENTS     OPERATIONS       INCOME          INCOME     CAPITAL GAINS   DIVIDENDS
               ------------  -----------   --------------    -----------    -----------    ----------    -------------   ---------
 RETAIL A
 10/31/01        $ 32.31      $ (0.07)        $ (8.91)         $ (8.98)        $ --           $  --         $ (3.63)      $ (3.63)
 10/31/00          28.99        (0.10)(2)        5.14             5.04           --              --           (1.72)        (1.72)
 10/31/99          24.47        (0.06)           6.48             6.42           --              --           (1.90)        (1.90)
 10/31/98          25.14         0.01            3.19             3.20        (0.03)             --(3)        (3.84)        (3.87)
 10/31/97          20.37         0.07            6.05             6.12         0.07)             --           (1.28)        (1.35)

 RETAIL B
 10/31/01          31.22        (0.21)          (8.59)           (8.80)          --              --           (3.63)        (3.63)
 10/31/00          28.27        (0.35)(2)        5.02             4.67           --              --           (1.72)        (1.72)
 10/31/99          24.07        (0.20)           6.30             6.10           --              --           (1.90)        (1.90)
 10/31/98          24.91        (0.16)(2)        3.16             3.00           --              --(3)        (3.84)        (3.84)
 10/31/97          20.26        (0.09)(2)        6.02             5.93           --              --           (1.28)        (1.28)

 TRUST
 10/31/01          32.61         0.02           (9.01)           (8.99)          --              --           (3.63)        (3.63)
 10/31/00          29.15         0.01(2)         5.18             5.19        (0.01)             --           (1.72)        (1.73)
 10/31/99          24.52         0.03            6.50             6.53           --              --           (1.90)        (1.90)
 10/31/98          25.17         0.09            3.20             3.29        (0.09)          (0.01)          (3.84)        (3.94)
 10/31/97          20.39         0.16            6.06             6.22        (0.16)             --           (1.28)        (1.44)

 PRIME A
 10/31/01          32.31        (0.02)          (8.92)           (8.94)          --              --           (3.63)        (3.63)
 10/31/00          28.95        (0.05)(2)        5.13             5.08           --              --           (1.72)        (1.72)
 10/31/99(1)       24.49        (0.01)           6.37             6.36           --              --           (1.90)        (1.90)

 PRIME B
 10/31/01          31.94        (0.19)          (8.80)           (8.99)          --              --           (3.63)        (3.63)
 10/31/00          28.84        (0.29)(2)        5.11             4.82           --              --           (1.72)        (1.72)
 10/31/99(1)       24.49        (0.10)           6.35             6.25           --              --           (1.90)        (1.90)

--------------------------------------------------------------------------------

(1) The Fund began issuing Prime A Shares and Prime B Shares on November 1,
    1998.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the year. (3) Dividends in excess of net investment income per share were less than $0.005.
(A) Calculation does not include the effect of any sales charges for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.08), $(0.10)(2), $(0.06), $0.01 and $0.07, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.21), $(0.35)(2), $(0.21), $(0.16)(2) and $(0.14)(2), respectively.
    Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.01(2), $0.03, $0.09 and $0.16, respectively. Net investment (loss)
    per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.03), $(0.09)(2) and
    $(0.04), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.20), $(0.34)(2) and $(0.14), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                   -------------------------------------------------

                                                                                       RATIO OF NET     RATIO OF
                                                                                        INVESTMENT      OPERATING
                                                                                       INCOME (LOSS)    EXPENSES
                 NET INCREASE                                      NET ASSETS,          INCLUDING       INCLUDING
              (DECREASE) IN NET  NET ASSET VALUE,                  END OF PERIOD      REIMBURSEMENT/  REIMBURSEMENT/
                 ASSET VALUE      END OF PERIOD   TOTAL RETURN(A)    (IN 000S)            WAIVER          WAIVER
              -----------------  ---------------  ---------------  -------------      --------------  --------------
RETAIL A
10/31/01          $ (12.61)         $ 19.70          (30.57)%       $ 346,214             (0.28)%          1.31%
10/31/00              3.32            32.31           18.18%          580,417             (0.33)%          1.28%
10/31/99              4.52            28.99           27.55%          443,639             (0.25)%          1.34%
10/31/98             (0.67)           24.47           14.73%          312,951              0.02%           1.34%
10/31/97              4.77            25.14           31.61%          226,330              0.30%           1.37%

RETAIL B
10/31/01            (12.43)           18.79          (31.16)%          92,292             (1.08)%          2.11%
10/31/00              2.95            31.22           17.29%          130,347             (1.11)%          2.07%
10/31/99              4.20            28.27           26.63%           71,525             (0.96)%          2.05%
10/31/98             (0.84)           24.07           13.98%           34,693             (0.68)%          2.04%
10/31/97              4.65            24.91           30.78%           20,363             (0.40)%          2.07%

TRUST
10/31/01            (12.62)           19.99          (30.29)%         845,887              0.10%           0.93%
10/31/00              3.46            32.61           18.63%        1,258,399              0.04%           0.91%
10/31/99              4.63            29.15           28.07%        1,041,378              0.15%           0.94%
10/31/98             (0.65)           24.52           15.17%          815,756              0.40%           0.96%
10/31/97              4.78            25.17           32.16%          745,537              0.72%           0.95%

PRIME A
10/31/01            (12.57)           19.74          (30.43)%             671             (0.10)%          1.13%
10/31/00              3.36            32.31           18.36%              142             (0.17)%          1.12%
10/31/99(1)           4.46            28.95           27.30%              107             (0.05)%          1.14%

PRIME B
10/31/01            (12.62)           19.32          (31.00)%             309             (0.92)%          1.95%
10/31/00              3.10            31.94           17.48%              450             (0.92)%          1.87%
10/31/99(1)           4.35            28.84           26.79%              246             (0.78)%          1.87%






RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
-------------------------------------------------
                    RATIO OF
                   OPERATING
                   EXPENSES
                   EXCLUDING
                REIMBURSEMENT/     PORTFOLIO
                    WAIVER       TURNOVER RATE
                --------------   -------------
RETAIL A
10/31/01             1.33%            48%
10/31/00             1.28%            54%
10/31/99             1.34%            53%
10/31/98             1.34%            60%
10/31/97             1.37%            66%

RETAIL B
10/31/01             2.13%            48%
10/31/00             2.09%            54%
10/31/99             2.08%            53%
10/31/98             2.04%            60%
10/31/97             2.30%            66%

TRUST
10/31/01             0.94%            48%
10/31/00             0.91%            54%
10/31/99             0.94%            53%
10/31/98             0.96%            60%
10/31/97             0.95%            66%

PRIME A
10/31/01             1.16%            48%
10/31/00             1.23%            54%
10/31/99(1)          1.28%            53%

PRIME B
10/31/01             1.98%            48%
10/31/00             2.02%            54%
10/31/99(1)          2.19%            53%

LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                             -------------------------------------  ------------------------------------


                                              NET
                     NET            NET     REALIZED AND                 DIVIDENDS     DIVIDENDS
                 ASSET VALUE,   INVESTMENT   UNREALIZED     TOTAL FROM    FROM NET        FROM                     NET INCREASE
                   BEGINNING      INCOME   GAIN (LOSS) ON   INVESTMENT   INVESTMENT   NET REALIZED      TOTAL    (DECREASE) IN NET
                   OF PERIOD     (LOSS)(B)   INVESTMENTS    OPERATIONS     INCOME     CAPITAL GAINS   DIVIDENDS    ASSET VALUE
                  ----------    ---------- --------------   ----------   ----------   -------------   ---------   ------------
 RETAIL A
 10/31/01(1)        $  11.11   $  (0.03)(4)  $  (3.58)      $  (3.61)     $  --          $   --        $   --        $  (3.61)
 12/31/00              14.15         --         (1.63)         (1.63)        --           (1.41)        (1.41)          (3.04)
 12/31/99              11.52      (0.07)         5.30           5.23         --           (2.60)        (2.60)           2.63
 12/31/98               9.25         --          2.73           2.73         --           (0.46)        (0.46)           2.27
 12/31/97(2)           10.00      (0.01)         1.24           1.23         --           (1.98)        (1.98)          (0.75)

 RETAIL B
 10/31/01(1)           10.76      (0.09)(4)     (3.44)         (3.53)        --              --            --           (3.53)
 12/31/00              13.86      (0.05)        (1.64)         (1.69)        --           (1.41)        (1.41)          (3.10)
 12/31/99              11.41      (0.10)         5.15           5.05         --           (2.60)        (2.60)           2.45
 12/31/98               9.18      (0.03)         2.72           2.69         --           (0.46)        (0.46)           2.23
 12/31/97(3)           10.41      (0.02)         0.77           0.75         --           (1.98)        (1.98)          (1.23)

 TRUST
 10/31/01(1)           11.30      (0.01)(4)     (3.63)         (3.64)        --              --            --           (3.64)
 12/31/00              14.34         --         (1.63)         (1.63)        --           (1.41)        (1.41)          (3.04)
 12/31/99              11.61      (0.04)         5.37           5.33         --           (2.60)        (2.60)           2.73
 12/31/98               9.24         --          2.83           2.83         --           (0.46)        (0.46)           2.37
 12/31/97(2)           10.00       0.01          1.22           1.23       (0.01)         (1.98)        (1.99)          (0.76)

----------------------------------------------

*    Annualized.
**   Not Annualized.
(1) The Fund commenced operations on February 3, 1997 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Pillar Fund offered and sold three series of shares, Class A Shares, Class B Shares and Class I Shares, that were similar to the Fund's Retail A Shares, Retail BShares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class A Shares, Class B Shares and Class I Shares for Retail A Shares, Retail B Shares and Trust Shares, respectively, of the Galaxy Large Cap Growth Fund.
(2) The Predecessor Pillar Fund began offering Class AShares and Class I Shares on February 3, 1997.
(3)  The Predecessor Pillar Fund began offering Class B Shares on May 21, 1997.
     (4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(B) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2001 was $(0.04)(4). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $(0.11)(4). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2001 was $(0.02)(4).



                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------

                                                         RATIO OF NET       RATIO OF        RATIO OF
                                                          INVESTMENT        OPERATING       OPERATING
                                                         INCOME (LOSS)      EXPENSES        EXPENSES
                                          NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
      NET ASSET VALUE,                   END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
        END OF PERIOD   TOTAL RETURN(A)    (IN 000S)        WAIVER           WAIVER          WAIVER        TURNOVER RATE
       ---------------  --------------  -------------  ---------------- --------------  ---------------- ----------------

            $  7.50          (32.49)%**    $  4,665           (0.42)%*          1.26%*           1.36%*         39%**
              11.11          (12.02)%         7,869           (0.55)%           1.25%            1.33%          80%
              14.15           49.12%          5,376           (0.56)%           1.19%            1.31%          65%
              11.52           30.69%          3,634           (0.41)%           1.05%            1.32%          88%
               9.25           14.13%**          432           (0.28)%*          1.05%*           1.32%*        115%**


               7.23          (32.81)%**      23,925           (1.16)%*          2.00%*           2.14%*         39%**
              10.76          (12.71)%        43,206           (1.30)%           2.00%            2.08%          80%
              13.86           47.97%         23,446           (1.32)%           1.97%            2.07%          65%
              11.41           30.47%          6,061           (1.16)%           1.80%            2.08%          88%
               9.18           13.01%**          357           (1.08)%*          1.80%*           2.09%*        115%**


               7.66          (32.21)%**     160,512           (0.14)%*          0.98%*           1.06%*         39%**
              11.30          (11.86)%       259,434           (0.31)%           1.00%            1.07%          80%
              14.34           49.62%        289,471           (0.31)%           0.94%            1.06%          65%
              11.61           31.81%        199,975           (0.15)%           0.80%            1.06%          88%
               9.24           14.17%**      177,801            0.07%*           0.80%*           1.07%*        115%**


                       SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                    INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                                 -------------------------------------  --------------------------------------


                                                     NET
                       NET            NET         REALIZED AND                DIVIDENDS    DIVIDENDS       DIVIDENDS
                   ASSET VALUE,   INVESTMENT       UNREALIZED    TOTAL FROM    FROM NET     FROM NET     IN EXCESS OF
                     BEGINNING      INCOME       GAIN (LOSS) ON  INVESTMENT   INVESTMENT    REALIZED     NET REALIZED     TOTAL
                     OF PERIOD     (LOSS)(B)       INVESTMENTS   OPERATIONS     INCOME    CAPITAL GAINS  CAPITAL GAINS   DIVIDENDS
                   ------------  --------------- -----------  ------------  -----------  ------------    ------------- -----------
RETAIL A
 10/31/01             $  14.68   $  (0.07)(3)     $  (4.23)      $  (4.30)     $  --        $  (1.28)      $ --(4)      $  (1.28)
 10/31/00(1)             13.47      (0.04)(3)         1.25           1.21         --           --            --               --

 RETAIL B
 10/31/01                14.68      (0.15)(3)        (4.23)         (4.38)        --           (1.28)        --(4)         (1.28)
 10/31/00(1)             13.47      (0.03)(3)         1.24           1.21         --           --            --               --

 TRUST
 10/31/01                14.71      (0.04)(3)        (4.24)         (4.28)        --           (1.28)        --(4)         (1.28)
 10/31/00(2)             12.72      (0.02)(3)         2.01           1.99         --           --            --               --
 05/31/00                12.06      (0.06)            8.72           8.66         --           (8.00)        --            (8.00)
 05/31/99                12.93      (0.08)           (0.41)         (0.49)        --           (0.38)        --            (0.38)
 05/31/98                12.20      (0.05)            1.59           1.54         --           (0.81)        --            (0.81)
 05/31/97                11.27       0.02             0.96           0.98      (0.05)             --         --            (0.05)

-----------------------------------------------------

*    Annualized.
**   Not Annualized.
(1)  The Fund began offering Retail A Shares and Retail B Shares on June 26,
     2000.
(2) The Fund commenced operations on March 28, 1996 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares or BKBShares of the Galaxy Growth Fund II. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKBShares converted into Retail AShares.
(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(4) Dividends in excess of net realized capital gains per share were less than $0.005.
(A) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(B) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.10)(3) and $(0.04)(3), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.21)(3) and $(0.03)(3), respectively. Net investment (loss) per share before reimbursement/ waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.06)(3) and $(0.02)(3), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                -------------------------------------------------

                                                                        RATIO OF NET      RATIO OF         RATIO OF
                                                                         INVESTMENT       OPERATING        OPERATING
                                                                        INCOME (LOSS)     EXPENSES         EXPENSES
  NET INCREASE                                         NET ASSETS,        INCLUDING       INCLUDING        EXCLUDING      PORTFOLIO
(DECREASE) IN NET  NET ASSET VALUE,                     END OF PERIOD    REIMBURSEMENT/  REIMBURSEMENT/   REIMBURSEMENT/  TURNOVER
   ASSET VALUE     END OF PERIOD     TOTAL RETURN(A)      (IN 000S)          WAIVER          WAIVER           WAIVER        RATE
 --------------    ---------------   --------------   --------------    ---------------- --------------  ---------------- ---------

     $  (5.58)         $  9.10           (30.96)%        $  37,611            (0.75)%        1.22%            1.45%        51%
         1.21            14.68             8.91%**           1,638            (0.65)%*       1.23%*           1.35%*       28%**


        (5.66)            9.02           (31.46)%              911            (1.45)%        1.92%            2.46%        51%
         1.21            14.68             8.76%**             688            (1.29)%*       1.87%*           2.25%*       28%**


        (5.56)            9.15           (30.79)%           61,350            (0.40)%        0.87%            1.00%        51%
         1.99            14.71            15.64%**          90,451            (0.30)%*       0.88%*           0.99%*       28%**
         0.66            12.72            65.97%           185,556            (0.33)%        0.88%            1.13%        79%
        (0.87)           12.06            (3.54)%          185,476            (0.39)%        0.93%            1.18%        61%
         0.73            12.93            12.64%           257,550            (0.35)%        0.91%            1.16%        49%
         0.93            12.20             8.77%           261,487             0.17%         0.77%            1.15%        57%


SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                        -------------------------------------  ---------------------------------------------------


                                                         NET                                  DIVIDENDS
                              NET           NET      REALIZED AND               DIVIDENDS     IN EXCESS   DIVIDENDS
                          ASSET VALUE,  INVESTMENT    UNREALIZED   TOTAL FROM    FROM NET      OF NET      FROM NET
                            BEGINNING     INCOME    GAIN (LOSS) ON INVESTMENT   INVESTMENT   INVESTMENT    REALIZED       TOTAL
                            OF PERIOD    (LOSS)(B)    INVESTMENTS  OPERATIONS     INCOME       INCOME    CAPITAL GAINS   DIVIDENDS
                          ------------  -----------  -----------  -----------  -----------  ------------ ------------  -----------
RETAIL A
 10/31/01                    $  14.25   $      --(1)    $  1.59       $  1.59     $  (0.01)    $  --        $  (1.87)     $  (1.88)
 10/31/00                       12.98         0.01(1)      2.63          2.64        (0.01)       --           (1.36)        (1.37)
 10/31/99                       13.53         0.02         0.73          0.75        (0.03)       --           (1.27)        (1.30)
 10/31/98                       18.29         0.08        (2.08)        (2.00)       (0.08)       --           (2.68)        (2.76)
 10/31/97                       14.75        (0.04)(1)     5.72          5.68           --        --           (2.14)        (2.14)

 RETAIL B
 10/31/01                       14.13        (0.11)(1)     1.57          1.46           --        --           (1.87)        (1.87)
 10/31/00                       12.96        (0.10)(1)     2.63          2.53           --        --           (1.36)        (1.36)
 10/31/99(2)                    13.59        (0.04)        0.68          0.64           --        --           (1.27)        (1.27)

 TRUST
 10/31/01                       14.38         0.07(1)      1.60          1.67        (0.07)       --           (1.87)        (1.94)
 10/31/00                       13.07         0.08(1)      2.65          2.73        (0.06)       --           (1.36)        (1.42)
 10/31/99                       13.61         0.05         0.74          0.79        (0.06)       --           (1.27)        (1.33)
 10/31/98                       18.37         0.11        (2.06)        (1.95)       (0.13)       --           (2.68)        (2.81)
 10/31/97                       14.76         0.01(1)      5.74          5.75           --        --           (2.14)        (2.14)

 PRIME A
 10/31/01                       14.33         0.02(1)      1.61          1.63        (0.04)       --           (1.87)        (1.91)
 10/31/00                       13.04         0.05(1)      2.64          2.69        (0.04)       --           (1.36)        (1.40)
 10/31/99(2)                    13.59         0.03         0.73          0.76        (0.04)       --           (1.27)        (1.31)

 PRIME B
 10/31/01                       14.19        (0.10)(1)     1.60          1.50           --        --           (1.87)        (1.87)
 10/31/00                       12.98        (0.05)(1)     2.62          2.57           --        --           (1.36)        (1.36)
 10/31/99(2)                    13.59        (0.05)        0.71          0.66           --        --           (1.27)        (1.27)

------------------------------------------

(1) The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.
(2) The Fund began issuing Retail B Shares, Prime A Shares and Prime B Shares on November 1, 1998.
(A) Calculation does not include the effect of any sales charges for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.00(1), $0.00(1), $(0.02), $0.05 and $(0.02)(1), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.07(1), $(0.12)(1) and $(0.09), respectively. Net investment income (loss) per share before reimbursement/ waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.11)(1), $0.08(1), $0.05, $0.11 and $0.05(1), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $0.02(1), $0.03(1) and $0.00, respectively. Net investment
     (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.11)(1), $(0.13)(1) and $(0.10), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                  -------------------------------------------------

                                                                    RATIO OF NET      RATIO OF         RATIO OF
                                                                     INVESTMENT       OPERATING        OPERATING
                                                                    INCOME (LOSS)     EXPENSES         EXPENSES
   NET INCREASE                                      NET ASSETS,      INCLUDING       INCLUDING        EXCLUDING
 (DECREASE) IN NET NET ASSET VALUE,                  END OF PERIOD  REIMBURSEMENT/  REIMBURSEMENT/   REIMBURSEMENT/    PORTFOLIO
    ASSET VALUE     END OF PERIOD  TOTAL RETURN(A)    (IN 000S)        WAIVER          WAIVER           WAIVER       TURNOVER RATE
  --------------  ---------------  -------------- --------------  ---------------- --------------  ---------------- --------------

      $  (0.29)        $  13.96           12.66%   $  100,159             (0.02)%          1.42%            1.42%        46%
          1.27            14.25           21.96%       87,457              0.08%           1.44%            1.55%        43%
         (0.55)           12.98            5.68%       80,870              0.13%           1.31%            1.59%        42%
         (4.76)           13.53          (12.52)%      87,781              0.38%           1.31%            1.45%        33%
          3.54            18.29           43.58%       63,658             (0.25)%          1.30%            1.52%        52%


         (0.41)           13.72           11.73%        5,278             (0.80)%          2.21%            2.21%        46%
          1.17            14.13           21.06%        2,838             (0.71)%          2.23%            2.41%        43%
         (0.63)           12.96            4.80%        1,637             (0.66)%          2.10%            2.88%        42%


         (0.27)           14.11           13.20%      425,687              0.48%           0.92%            0.92%        46%
          1.31            14.38           22.62%      332,703              0.58%           0.94%            0.94%        43%
         (0.54)           13.07            6.02%      255,268              0.47%           0.97%            0.97%        42%
         (4.76)           13.61          (12.07)%     202,385              0.73%           0.96%            0.96%        33%
          3.61            18.37           44.08%      189,257              0.09%           0.96%            0.96%        52%


         (0.28)           14.05           12.87%          168              0.17%           1.23%            1.27%        46%
          1.29            14.33           22.26%          189              0.36%           1.16%            1.32%        43%
         (0.55)           13.04            5.80%          175              0.26%           1.18%            1.40%        42%


         (0.37)           13.82           11.91%          198             (0.68)%          2.08%            2.15%        46%
          1.21            14.19           21.46%          170             (0.41)%          1.93%            2.46%        43%
         (0.61)           12.98            4.96%          190             (0.49)%          1.93%            2.49%        42%


SMALL COMPANY EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                     INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                                  -------------------------------------  -------------------------


                                                   NET
                        NET                    REALIZED AND               DIVIDENDS     DIVIDENDS
                    ASSET VALUE,      NET       UNREALIZED   TOTAL FROM      FROM     IN EXCESS OF               NET INCREASE
                      BEGINNING   INVESTMENT  GAIN (LOSS) ON INVESTMENT  NET REALIZED NET REALIZED     TOTAL   (DECREASE) IN NET
                      OF PERIOD    (LOSS)(B)    INVESTMENTS  OPERATIONS  CAPITAL GAINSCAPITAL GAINS DIVIDENDS     ASSET VALUE
                    ------------  -----------  -----------  -----------  -----------  ------------ ------------  -----------
 RETAIL A
 10/31/01              $  21.75     $  (0.17)    $  (3.23)     $  (3.40)    $  (3.40)   $   --(1)    $  (3.40)     $  (6.80)
 10/31/00                 15.66        (0.22)        6.31          6.09           --        --             --          6.09
 10/31/99                 13.63        (0.23)        2.26          2.03           --        --             --          2.03
 10/31/98                 20.94        (0.19)       (4.86)        (5.05)       (2.26)       --          (2.26)        (7.31)
 10/31/97                 19.96        (0.18)        3.54          3.36        (2.38)       --          (2.38)         0.98

 RETAIL B
 10/31/01                 21.10        (0.25)       (3.15)        (3.40)       (3.40)       --(1)       (3.40)        (6.80)
 10/31/00                 15.31        (0.37)        6.16          5.79           --        --             --          5.79
 10/31/99                 13.39        (0.34)        2.26          1.92           --        --             --          1.92
 10/31/98                 20.73        (0.30)       (4.78)        (5.08)       (2.26)       --          (2.26)        (7.34)
 10/31/97                 19.91        (0.21)        3.41          3.20        (2.38)       --          (2.38)         0.82

 TRUST
 10/31/01                 22.48        (0.10)       (3.35)        (3.45)       (3.40)       --(1)       (3.40)        (6.85)
 10/31/00                 16.13        (0.12)        6.47          6.35           --        --             --          6.35
 10/31/99                 13.96        (0.16)        2.33          2.17           --        --             --          2.17
 10/31/98                 21.32        (0.14)       (4.96)        (5.10)       (2.26)       --          (2.26)        (7.36)
 10/31/97                 20.20        (0.11)        3.61          3.50        (2.38)       --          (2.38)         1.12

--------------------------------------------------------------

(1) Dividends in excess of net realized capital gains per share were less than $0.005.
(A) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(B) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.17), $(0.22), $(0.23), $(0.19) and $(0.18), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.25), $(0.38), $(0.37), $(0.30) and $(0.24), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.10), $(0.12), $(0.16), $(0.14) and $(0.11), respectively.

                        SEE NOTES TO FINANCIAL STATEMENTS


                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------

                                                         RATIO OF NET       RATIO OF        RATIO OF
                                                          INVESTMENT        OPERATING       OPERATING
                                                             LOSS           EXPENSES        EXPENSES
                                          NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
      NET ASSET VALUE,                   END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
        END OF PERIOD   TOTAL RETURN(A)    (IN 000S)        WAIVER           WAIVER          WAIVER        TURNOVER RATE
       ---------------  --------------  -------------  ---------------- --------------  ---------------- ----------------

           $  14.95          (17.03)%     $  84,332           (0.91)%           1.42%            1.42%          75%
              21.75           38.89%        125,427           (0.99)%           1.44%            1.44%          91%
              15.66           14.89%         87,921           (1.41)%           1.53%            1.54%         105%
              13.63          (26.26)%        95,831           (1.13)%           1.46%            1.47%          78%
              20.94           19.08%        135,593           (1.02)%           1.46%            1.48%          69%


              14.30          (17.66)%        15,190           (1.74)%           2.25%            2.25%          75%
              21.10           37.82%         18,936           (1.79)%           2.24%            2.25%          91%
              15.31           14.34%         12,212           (2.04)%           2.16%            2.32%         105%
              13.39          (26.72)%        12,565           (1.78)%           2.11%            2.16%          78%
              20.73           18.23%         14,731           (1.76)%           2.20%            2.44%          69%


              15.63          (16.63)%       318,414           (0.52)%           1.03%            1.03%          75%
              22.48           39.43%        422,579           (0.58)%           1.03%            1.03%          91%
              16.13           15.54%        233,326           (1.00)%           1.12%            1.12%         105%
              13.96          (26.00)%       222,675           (0.76)%           1.09%            1.09%          78%
              21.32           19.59%        310,751           (0.65)%           1.09%            1.12%          69%


INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                      INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                   -------------------------------------  --------------------------------------


                                                    NET
                         NET          NET       REALIZED AND                DIVIDENDS    DIVIDENDS
                     ASSET VALUE,  INVESTMENT    UNREALIZED    TOTAL FROM    FROM NET       FROM                   NET INCREASE
                       BEGINNING     INCOME    GAIN (LOSS) ON  INVESTMENT   INVESTMENT  NET REALIZED     TOTAL   (DECREASE) IN NET
                       OF PERIOD    (LOSS)(B)    INVESTMENTS   OPERATIONS     INCOME    CAPITAL GAINS  DIVIDENDS    ASSET VALUE
                     ------------  ----------- --------------- ----------   ----------  -------------  ---------  ----------------
 RETAIL A
 10/31/01               $  19.44      $  0.03     $  (5.75)      $  (5.72)    $  (0.28)    $  (2.28)    $  (2.56)     $  (8.28)
 10/31/00                  20.86         0.41(2)     (0.59)         (0.18)       (0.05)       (1.19)       (1.24)        (1.42)
 10/31/99                  16.75         0.01(2)      4.72           4.73        (0.05)       (0.57)       (0.62)         4.11
 10/31/98                  15.18         0.07         1.93           2.00        (0.07)       (0.36)       (0.43)         1.57
 10/31/97                  13.94         0.01         2.09           2.10        (0.18)       (0.68)       (0.86)         1.24

 RETAIL B
 10/31/01                  19.28        (0.10)       (5.72)         (5.82)       (0.14)       (2.28)       (2.42)        (8.24)
 10/31/00                  20.80         0.22(2)     (0.55)         (0.33)       --           (1.19)       (1.19)        (1.52)
 10/31/99(1)               16.85        (0.09)(2)     4.74           4.65        (0.13)       (0.57)       (0.70)         3.95

 TRUST
 10/31/01                  19.74         0.07        (5.82)         (5.75)       (0.35)       (2.28)       (2.63)        (8.38)
 10/31/00                  21.18         0.51(2)     (0.60)         (0.09)       (0.16)       (1.19)       (1.35)        (1.44)
 10/31/99                  17.00         0.10(2)      4.80           4.90        (0.15)       (0.57)       (0.72)         4.18
 10/31/98                  15.33         0.14         1.98           2.12        (0.09)       (0.36)       (0.45)         1.67
 10/31/97                  14.01         0.08         2.12           2.20        (0.20)       (0.68)       (0.88)         1.32

 PRIME A
 10/31/01                  19.53        (0.02)       (5.73)         (5.75)       (0.31)       (2.28)       (2.59)        (8.34)
 10/31/00                  20.98         0.46(2)     (0.60)         (0.14)       (0.12)       (1.19)       (1.31)        (1.45)
 10/31/99(1)               16.85         0.06(2)      4.79           4.85        (0.15)       (0.57)       (0.72)         4.13

 PRIME B
 10/31/01                  19.37        (0.08)       (5.71)        (5.79)       (0.19)       (2.28)       (2.47)        (8.26)
 10/31/00                  20.85         0.29(2)     (0.58)        (0.29)       --           (1.19)       (1.19)        (1.48)
 10/31/99(1)               16.85        (0.08)(2)     4.78          4.70        (0.13)       (0.57)       (0.70)         4.00

---------------------------------------------------

(1) The Fund began issuing Retail B Shares, Prime A Shares and Prime B Shares on November 1, 1998.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(A) Calculation does not include the effect of any sales charges for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.05), $0.35(2), $(0.04)(2), $0.03 and $(0.01), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.14), $0.11(2) and $(0.25)(2), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.04, $0.45(2), $0.06(2), $0.10 and $0.04, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $0.41, $0.26(2) and $(0.09)(2), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.13), $0.22(2) and $(0.16)(2), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------

                                                         RATIO OF NET       RATIO OF        RATIO OF
                                                          INVESTMENT        OPERATING       OPERATING
                                                         INCOME (LOSS)      EXPENSES        EXPENSES
                                          NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
      NET ASSET VALUE,                   END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
        END OF PERIOD   TOTAL RETURN(A)    (IN 000S)        WAIVER           WAIVER          WAIVER        TURNOVER RATE
       ---------------  --------------  -------------  ---------------- --------------  ---------------- ----------------

           $  11.16          (33.35)%     $  65,749            0.11%            1.34%            1.64%          60%
              19.44           (1.49)%       120,351            1.83%            1.32%            1.57%          50%
              20.86           29.04%         89,327            0.03%            1.48%            1.73%          45%
              16.75           13.64%         66,541            0.39%            1.48%            1.73%          49%
              15.18           15.88%         56,592            0.03%            1.60%            1.85%          45%


              11.04          (33.95)%         6,988           (0.89)%           2.34%            2.66%          60%
              19.28           (2.22)%         8,297            1.02%            2.14%            2.64%          50%
              20.80           28.41%          2,189           (0.45)%           1.96%            2.70%          45%


              11.36          (33.00)%       524,704            0.55%            0.90%            1.16%          60%
              19.74           (1.08)%       912,555            2.28%            0.87%            1.12%          50%
              21.18           29.71%        501,776            0.54%            0.97%            1.22%          45%
              17.00           14.32%        345,692            0.91%            0.96%            1.21%          49%
              15.33           16.60%        265,124            0.57%            1.06%            1.32%          45%


              11.19          (33.38)%             9            0.01%            1.44%            1.77%          60%
              19.53           (1.34)%            14            2.06%            1.10%            1.99%          50%
              20.98           29.73%             12            0.34%            1.17%            2.03%          45%


              11.11          (33.72)%           280           (0.46)%           1.91%            2.19%          60%
              19.37           (2.02)%           483            1.33%            1.83%            2.17%          50%
              20.85           28.74%            458           (0.38)%           1.89%            2.27%          45%



PAN ASIA FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                         INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                      -------------------------------------  --------------------------------------


                                         NET
                 NET         NET      REALIZED AND                DIVIDENDS    DIVIDENDS    DIVIDENDS                     NET
             ASSET VALUE, INVESTMENT   UNREALIZED   TOTAL FROM    FROM NET     FROM NET    IN EXCESS OF                (DECREASE)
               BEGINNING   INCOME      (LOSS) ON    INVESTMENT   INVESTMENT    REALIZED    NET REALIZED     TOTAL        IN NET
               OF PERIOD  (LOSS)(B)   INVESTMENTS   OPERATIONS     INCOME    CAPITAL GAINS CAPITAL GAINS  DIVIDENDS    ASSET VALUE
              ---------   ----------- -----------  -----------   ----------  ------------- ------------- ------------  -----------
 RETAIL A
 10/31/01       $   9.44   $ (0.01)    $  (3.00)    $  (3.01)      $  --        $ (0.10)     $    --(3)    $ (0.10)     $  (3.11)
 10/31/00(1)       10.00      0.02(2)     (0.58)       (0.56)         --             --           --            --         (0.56)

 RETAIL B
 10/31/01           9.43     (0.08)       (2.98)       (3.06)         --          (0.10)          --(3)      (0.10)        (3.16)
 10/31/00(1)       10.00      0.01(2)     (0.58)       (0.57)         --             --           --            --         (0.57)

 TRUST
 10/31/01           9.45      0.01        (2.99)       (2.98)         --          (0.10)          --(3)      (0.10)        (3.08)
 10/31/00(1)       10.00      0.02(2)     (0.57)       (0.55)         --             --           --            --         (0.55)

 PRIME A
 10/31/01           9.45     (0.02)       (2.99)       (3.01)         --          (0.10)          --(3)      (0.10)        (3.11)
 10/31/00(1)        9.60      0.01(2)     (0.16)       (0.15)         --             --           --            --         (0.15)

 PRIME B
 10/31/01           9.44     (0.08)       (2.99)       (3.07)         --          (0.10)          --(3)      (0.10)        (3.17)
 10/31/00(1)        9.60      0.01(2)     (0.17)       (0.16)         --             --           --            --         (0.16)

-------------------------------------------------

*    Annualized.
**   Not Annualized.
(1) The Fund began offering Retail A Shares, Retail B Shares and Trust Shares on September 1, 2000 and Prime A Shares and Prime B Shares on September 22, 2000.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(3) Dividends in excess of net realized capital gains per share were less than $0.005.
(A) Calculation does not include the effect of any sales charges for Retail A Shares, Retail B Shares, Prime A Shares and Prime BShares.
(B) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.31) and $(0.08)(2), respectively. Net investment
     (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.63) and $(0.05)(2), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.45) and $(0.04)(2), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.99) and $(0.39)(2), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(1.13) and $(0.40)(2), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------

                                                         RATIO OF NET       RATIO OF        RATIO OF
                                                          INVESTMENT        OPERATING       OPERATING
                                                         INCOME (LOSS)      EXPENSES        EXPENSES
                                          NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
       NET ASSET VALUE,                   END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/     PORTFOLIO
        END OF PERIOD   TOTAL RETURN(A)    (IN 000S)        WAIVER           WAIVER          WAIVER        TURNOVER RATE
       ---------------  --------------    -------------  --------------   --------------  --------------   -------------

           $  6.33          (32.19)%       $   178           (0.27)%           1.95%           10.21%         155%
              9.44           (5.60)%**         201            1.23%*           1.95%*           8.31%*         32%**


              6.27          (32.69)%            13           (1.00)%           2.68%            9.64%         155%
              9.43           (5.80)%**          20            0.52%*           2.67%*           8.22%*         32%**


              6.37          (31.77)%         2,941            0.13%            1.55%            7.38%         155%
              9.45           (5.60)%**       4,246            1.64%*           1.55%*           5.97%*         32%**


              6.34          (32.09)%             2           (0.27)%           1.95%           15.06%         155%
              9.45           (1.67)%**           2            1.23%*           1.95%*          44.37%*         32%**


              6.27          (32.76)%             2           (0.99)%           2.67%           15.82%         155%
              9.44           (1.77)%**           2            0.41%*           2.67%*          45.11%*         32%**



NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust" or "Galaxy"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered forty managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Large Cap Value Fund (previously, Pillar Equity Value Fund), Equity Growth Fund, Large Cap Growth Fund (previously, Pillar Equity Growth Fund), Growth Fund II (previously, Boston 1784 Growth Fund), Small Cap Value Fund, Small Company Equity Fund, International Equity Fund and Pan Asia Fund (individually, a "Fund," and collectively, the "Funds") only.

  The Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Small Cap Value Fund, Small Company Equity Fund, International Equity Fund and Pan Asia Fund are authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares). The Large Cap Value Fund, Large Cap Growth Fund and Growth Fund II are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). Currently, the Asset Allocation Fund, Growth and Income Fund, Equity Growth Fund, Small Cap Value Fund, International Equity Fund and Pan Asia Fund offer all five series of authorized shares, the Large Cap Value Fund, Large Cap Growth Fund and Growth Fund II offer all three series of authorized shares and the Equity Income Fund, Strategic Equity Fund, Equity Value Fund and Small Company Equity Fund offer only Trust Shares, Retail A Shares and Retail B Shares. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 5.75% front-end sales charge, (ii) Prime A Shares are subject to a maximum 5.50% front-end sales charge, (iii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% (5.50% with respect to Retail B Shares issued in connection with The Pillar Funds reorganization) contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Retail B Shares purchased prior to January 1, 2001 will automatically convert to Retail A Shares six years after the date of purchase, Retail B Shares purchased on or after January 1, 2001 will automatically convert to Retail A Shares eight years after the date of purchase, Retail B Shares issued in connection with The Pillar Funds reorganization will automatically convert to Retail A Shares eight years after the date of purchase of the Pillar Fund Class B Shares held prior to the reorganization, and Prime B Shares will automatically convert to Prime A Shares eight years after the date of purchase. Prior to June 26, 2001, the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund were authorized to offer an additional series of shares (BKB Shares). On June 26, 2001, BKB Shares of the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund were converted into Retail A Shares of the same Fund upon a finding by the Board of Trustees of the Trust at a meeting held on May 31, 2001 that such a conversion was in the best interest of the holders of BKB Shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Funds in the preparation of their financial statements.

  PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  INCOME RECOGNITION: In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, will require investment companies to amortize premiums and discounts on fixed income securities. The Trust currently does not amortize premiums and discounts on fixed income securities. Accordingly, those Funds affected will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The Funds will adjust net investment income and offset the adjustment to unrealized appreciation (depreciation) on securities, as a result of which there will not be any impact to total net assets. At this time, the Trust has not completed its analysis of this adjustment.

NOTES TO FINANCIAL STATEMENTS


  RESTRICTED SECURITY: At October 31, 2001, the Growth Fund II owned shares of a security that was purchased through a private offering and can only be sold with prior registration under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom. In addition, the Advisor has generally agreed to further restrictions on the disposition of this holding as set forth in the agreement entered into in connection with the purchase of the investment. The investment is valued in accordance with procedures approved by the Board of Trustees of the Trust. The acquisition date of the investment, along with its cost and market value at October 31, 2001, is as follows:

PREFERRED STOCK          ACQUISITION DATE       COST          MARKET VALUE
---------------          ----------------       ----          ------------
Network Specialists,
  Series A ............      04/19/00       $ 2,999,999        $ 2,999,999

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Equity Fund and Pan Asia Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset. Otherwise, gains or losses are recognized on the settlement date.

  FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund and Pan Asia Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series of a Fund and are declared and paid quarterly, with the exception of the Growth Fund II, International Equity Fund and Pan Asia Fund. The Growth Fund II declares and pays dividends semi-annually and the International Equity Fund and Pan Asia Fund declare and pay dividends annually. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

  REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations.

NOTES TO FINANCIAL STATEMENTS


3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES, DISTRIBUTION AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Large Cap Value Fund, Equity Growth Fund, Large Cap Growth Fund, Growth Fund II, Small Cap Value Fund and Small Company Equity Fund. The Trust has been advised by the Investment Advisor that, effective August 1, 2001 and until further notice to the Board of Trustees of the Trust, it intends to waive advisory fees payable to it by each of the above Funds so that the advisory fees payable by each such Fund would be as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion (See Note 4).

  The Trust pays the Investment Advisor a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of average daily net assets, plus 0.85% of average daily net assets in excess of $100 million.

  The Trust pays the Investment Advisor a fee, computed daily and paid monthly, with respect to the Pan Asia Fund at the annual rate of 1.20% of the Fund's average daily net assets.

  The Investment Advisor has entered into a sub-advisory agreement with Oechsle International Advisors, LLC ("Oechsle") with respect to the International Equity Fund pursuant to which the Investment Advisor pays fees to Oechsle, computed daily and paid monthly, at the annual rate of 0.40% of the first $50 million of the Fund's average daily net assets, plus 0.35% of average daily net assets in excess of $50 million. FleetBoston Financial Corporation owns an interest in Oechsle.

  The Investment Advisor has entered into a sub-advisory agreement with UOB Global Capital LLC ("UOB") with respect to the Pan Asia Fund pursuant to which the Investment Advisor pays fees to UOB, computed daily and paid monthly, at the annual rate of 0.72% of the Fund's average daily net assets.

  Prior to August 27, 2001, Summit Bank Investment Management Division ("Summit"), a division of Summit Bank, and its successor, Fleet, provided investment advisory services to the Pillar Equity Value Fund and Pillar Equity Growth Fund, predecessor funds of the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund, respectively (collectively, the "Predecessor Pillar Funds") (See Note 10). Summit and Fleet were paid fees for their services at an annual rate of 0.75% of the average daily net assets of each Predecessor Pillar Fund. For the period January 1, 2001 through August 26, 2001, the fees paid to Summit and Fleet by the Predecessor Pillar Funds and the fees waived by Summit and Fleet, which are included in the investment advisory fees and the reimbursement/waivers, respectively, on the Statement of Operations for the period January 1, 2001 through October 31, 2001, were as follows:

                         INVESTMENT ADVISORY      INVESTMENT ADVISORY
FUND                             FEE                  FEE WAIVED
----                             ---                  ----------
Large Cap Value Fund .....    $ 1,242,793             $ 119,472
Large Cap Growth Fund ....    1,287,489                 129,833

  Prior to June 26, 2000, Fleet National Bank (formerly known as BankBoston, N.A.) ("FNB"), an affiliate of the Investment Advisor, provided investment advisory services to the Boston 1784 Growth Fund, the predecessor fund of the Galaxy Growth Fund II (the "Predecessor Boston 1784 Fund") (See Note 9). FNB was paid a fee for its services at an annual rate of 0.74% of the Fund's average daily net assets.

  The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion. Prior to May 31, 2001, PFPC Inc. received administration fees at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets and 0.0525% of combined average daily net assets in excess of $21 billion.

  Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

NOTES TO FINANCIAL STATEMENTS


  In addition, PFPC Inc. also provides certain fund accounting, custody, administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

  Prior to August 27, 2001, SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, provided certain administrative services to the Predecessor Pillar Funds. The fees paid to SEI were based on the level of aggregate net assets of The Pillar Funds (other than two institutional money market funds). For the period January 1, 2001 through August 26, 2001, the fees paid to SEI by the Predecessor Pillar Funds, which are included in the administration fees on the Statement of Operations for the period January 1, 2001 through October 31, 2001, were as follows:

FUND                           ADMINISTRATION FEE
----                           ------------------
Large Cap Value Fund .......      $   320,430
Large Cap Growth Fund ......          331,781

  Prior to June 26, 2000, SEI provided certain administrative services to the Predecessor Boston 1784 Fund. The fees paid to SEI were based on the level of average aggregate net assets of the Boston 1784 Funds.

  PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Inc. and an indirect wholly-owned subsidiary of PNC Financial Services Group, acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.

  Prior to August 27, 2001, SEI Investment Distribution Co. (the "SEI Distributor"), a wholly-owned subsidiary of SEI Investment Company, served as the exclusive distributor of shares of the Predecessor Pillar Funds. The Predecessor Pillar Funds had adopted a distribution plan for Class A Shares (the "Class A Plan"), which entitled the SEI Distributor to receive an annual distribution fee of up to 0.25% of the average daily net assets attributable to Class A Shares of each of the Predecessor Pillar Funds. The Predecessor Pillar Funds had also adopted a distribution and service plan for Class B Shares (the "Class B Plan"), which entitled the SEI Distributor to receive (i) an annual distribution fee of up to 0.75% of the average daily net assets attributable to Class B Shares of each of the Predecessor Pillar Funds and (ii) service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares of each of the Predecessor Pillar Funds. For the period January 1, 2000 through August 26, 2001, the fees paid for the Class A Plan and Class B Plan by the Predecessor Pillar Funds, which are included in the shareholder servicing and 12b-1 fees on the Statement of Operations for the period January 1, 2001 through October 31, 2001, were as follows:


                                                     CLASS B
                                                     -------
FUND                          CLASS A PLAN    SERVICE    DISTRIBUTION
----                          ------------    -------    ------------
Large Cap Value Fund .....     $ 23,599      $ 45,390      $ 136,168
Large Cap Growth Fund ....       10,989        57,660        172,979


  Prior to June 26, 2000, SEI Distributor served as the exclusive distributor of shares of the Predecessor Boston 1784 Fund. The Predecessor Boston 1784 Fund had adopted a distribution plan (the "Boston 1784 Plan") which allowed the Predecessor Boston 1784 Fund to use up to 0.25% of its average daily net assets for the sale and distribution of its shares. At the time of the reorganization of the Predecessor Boston 1784 Fund into the Trust, the Boston 1784 Distributor was waiving all fees payable under the Boston 1784 Plan.

  The Trust adopted a shareholder services plan (the "Services Plan") with respect to (i) Retail A Shares of each Fund except the Large Cap Value, Large Cap Growth and Pan Asia Funds and (ii) Trust Shares of each Fund except the Pan Asia Fund. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates), which provide shareholder liaison and/or administrative support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.50% of the average daily net assets of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net assets of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted separate distribution plans (the "Distribution Plans") with respect to (i) Retail A Shares of the Large Cap Value and Large Cap Growth Funds and (ii) Retail A Shares of the Pan Asia Fund. Under the Distribution Plans, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail A Shares of the Funds. Payments by the Trust under the Distribution Plans may not exceed the annual rate of 0.50% (0.30% with respect to the Pan Asia Fund) of the average daily net assets attributable to each Fund's Retail A Shares. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments under the Distribution Plans to an annual rate of not more than 0.25% (on an annualized basis) of the average daily net assets of such Fund's outstanding Retail A Shares.

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Funds. Under the 12b-1 Plan, the Trust may pay
(i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for share-

NOTES TO FINANCIAL STATEMENTS


holder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% of the average daily net assets attributed to Retail B Shares of the Fund owned of record or beneficially by customers of institutions. For the period ended October 31, 2001, the Funds paid fees under the Services Plan, Distribution Plans and 12b-1 Plan as follows:

                            SERVICES   DISTRIBUTION           12B-1 PLAN
                              PLAN         PLAN        SERVICES DISTRIBUTION
                            ---------  ------------    ---------------------
Asset Allocation Fund       $ 940,236    $    --        $ 301,103  $ 661,685
Equity Income Fund            469,188         --           18,012     40,335
Growth and Income Fund        663,199         --          168,141    368,914
Strategic Equity Fund          25,733         --            5,492     12,266
Equity Value Fund             594,119         --           84,703    187,937
Large Cap Value Fund               --      5,769           11,060     24,672
Equity Growth Fund          1,261,094         --          330,051    725,614
Large Cap Growth Fund              --      2,410           13,445     29,473
Growth Fund II                 41,344         --            2,409      5,503
Small Cap Value Fund          275,708         --           10,830     24,880
Small Company Equity Fund     258,936         --           50,873    112,864
International Equity Fund     213,695         --           21,303     47,388
Pan Asia Fund                      --        407               46        106

  The Trust has adopted a distribution plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Funds. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments under the Prime A Shares Plan to an annual rate of not more than 0.25% (on an annualized basis) of the average daily net assets of each Fund's outstanding Prime A Shares.

  The Trust has adopted a distribution and services plan (the "Prime B Shares Plan") with respect to Prime B Shares of the Funds. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed the annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding Prime B Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net assets attributable to Prime B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 2001, the Funds paid fees under the Prime A Shares Plan and Prime B Shares Plan as follows:

                              PRIME A SHARES PLAN     PRIME B SHARES PLAN
                              -------------------     -------------------
                                DISTRIBUTION          SERVICES DISTRIBUTION
                                ------------          ---------------------
Asset Allocation Fund ........    $ 219                $1,149     $ 3,453
Growth and Income Fund .......      317                   304         913
Equity Growth Fund ...........    1,719                   930       2,790
Small Cap Value Fund .........      454                   497       1,531
International Equity Fund ....       30                   907       2,739
Pan Asia Fund ................       --                    --          15

  The Trust adopted a shareholder services plan (the "BKB Plan") with respect to BKB Shares of the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund. The BKB Plan provided compensation to institutions (including Fleet Bank and its affiliates), which provided shareholder liaison and/or administrative support services to their customers who beneficially owned BKB Shares at an aggregate annual rate not to exceed 0.50% of the average daily net assets of the outstanding BKB Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, limited fees payable under the BKB Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net assets attributed to BKB Shares beneficially owned by such customers. On June 26, 2001, BKB Shares of the Funds were converted into Retail A Shares of the same Fund. For the period November 1, 2000 through June 26, 2001, the Funds paid fees under the BKB Plan as follows:

                                           BKB
FUND                                      PLAN
----                                      ----
Asset Allocation Fund ..............   $    41,997
Growth and Income Fund .............       233,297
Growth Fund II .....................        84,984
International Equity Fund ..........        18,675

  Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds each bear series-specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate PFPC Inc. for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. On June 26, 2001, BKB Shares of the Asset Allocation

NOTES TO FINANCIAL STATEMENTS


Fund, Growth and Income Fund, Growth Fund II and International Equity Fund were converted into Retail A Shares of the same Fund. For the year ended October 31, 2001 (the period November 1, 2000 through June 26, 2001 with respect to BKB Shares), transfer agent charges for each series were as follows:

FUND                            RETAIL A    RETAIL B      TRUST       BKB
----                            ---------   ---------   ---------   --------
Asset Allocation Fund ......    $ 442,957   $ 163,727   $ 518,685   $ 16,213
Equity Income Fund .........      250,054      14,068      11,438         --
Growth and Income Fund .....      434,972     125,643     504,633     76,594
Strategic Equity Fund ......       23,696       6,808         200         --
Equity Value Fund ..........      410,777      82,754     125,709         --
Large Cap Value Fund .......        3,287      13,600       3,663         --
Equity Growth Fund .........      782,160     341,181     601,575         --
Large Cap Growth Fund ......        2,123      25,121       3,663         --
Growth Fund II .............       29,265       4,427       3,065     33,507
Small Cap Value Fund .......      234,859      14,503     103,842         --
Small Company Equity Fund ..      273,251      68,568     438,131         --
International Equity Fund ..      241,161      44,648     376,673      5,488
Pan Asia Fund ..............        4,251         217         297         --



FUND                                PRIME A     PRIME B
----                                -------     -------
Asset Allocation Fund               $ 199       $ 526
Growth and Income Fund                118         139
Equity Growth Fund                    182         375
Small Cap Value Fund                  235         534
International Equity Fund              49         298
Pan Asia Fund                         157         156

  For the period January 1, 2001 through August 27, 2001, the Predecessor Pillar Funds paid transfer agent fees, which are included in the transfer agent fees on the Statement of Operations for the period January 1, 2001 through October 31, 2001 of $112,831 for the Large Cap Value Fund and $130,108 for the Large Cap Growth Fund.

  Certain officers of the Trust are officers of PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to September 8, 2000, each Trustee was entitled to receive for services as a Trustee of the Trust, VIP and Galaxy II an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the Funds of the Trust, VIP and Galaxy II based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the year ended October 31, 2001 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

  Pursuant to procedures adopted by the Board of Trustees and in accordance with the Investment Company Act of 1940, as amended, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., and Robertson Stephens Inc., affiliates of the Investment Advisor. The commissions paid to Quick & Reilly Institutional Trading and Robertson Stephens Inc. for the year ended October 31, 2001 were as follows:

FUND                      COMMISSIONS          FUND                 COMMISSIONS
----                      -----------          ----                 -----------
Asset Allocation Fund        $ 69,147          Large Cap Value Fund    $ 26,250
Equity Income    Fund         109,675          Equity Growth Fund        36,736
Growth and Income Fund        102,276          Large Cap Growth Fund      8,550
Strategic Equity Fund           7,250          Small Cap Value Fund      24,560
Equity Value Fund             700,146

4.   WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

  Fleet and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary waivers and/or expense reimbursements at any time. For the year ended October 31, 2001, Fleet and/or its affiliates and/or the Administrator waived fees and/or reimbursed expenses with respect to the Funds as follows:

                                           FEES         EXPENSES
FUND                                      WAIVED       REIMBURSED
----
Asset Allocation Fund ............      $ 31,196        $ 87,420
Equity Income Fund ...............         6,752           6,219
Growth and Income Fund ...........        81,392         262,419
Strategic Equity Fund ............       240,468           6,156
Equity Value Fund ................         6,752          12,546
Large Cap Value Fund .............         1,019          43,586
Equity Growth Fund ...............       159,658          57,547
Large Cap Growth Fund ............         1,019          66,590
Growth Fund II ...................        92,777         165,756
Small Cap Value Fund .............        12,754              --
Small Company Equity Fund ........         6,752              --
International Equity Fund ........     2,000,005          91,094
Pan Asia Fund ....................        10,532         214,220

5.    SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty-six classes of shares, each consisting of one or more series.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of each Fund, except the Large Cap Value, Large Cap Growth and Pan Asia Funds, bear the expense of payments under the Services Plan, Retail A Shares of the Large Cap Value,

NOTES TO FINANCIAL STATEMENTS


  Large Cap Growth and Pan Asia Funds bear the expense of payments under the respective Distribution Plans, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, BKB Shares of a Fund bear the expense of payments under the BKB Plan and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of a Fund each bear series-specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. On June 26, 2001, BKB Shares of the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund were converted into Retail A Shares of the same Fund.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.


6.   PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2001 (the period January 1, 2001 through October 31, 2001 with respect to the Large Cap Value and Large Cap Growth Funds) were as follows:


                                                     PURCHASES                          SALES
                                          ------------------------------  -------------------------------
FUND                                      U.S. GOVERNMENT      OTHER       U.S. GOVERNMENT      OTHER
-----                                     --------------- -------------- ----------------- ---------------

Asset Allocation Fund ..............      $ 158,413,386    $ 266,204,191   $ 218,002,487    $ 240,420,235
Equity Income Fund .................                 --      204,432,869              --      165,640,764
Growth and Income Fund .............                 --      190,278,513              --      338,324,256
Strategic Equity Fund ..............                 --       98,036,068              --       86,354,367
Equity Value Fund ..................                 --      485,482,864              --      513,404,368
Large Cap Value Fund ...............                 --       35,993,369              --       79,439,036
Equity Growth Fund .................                 --      724,180,143              --      806,964,522
Large Cap Growth Fund ..............                 --       91,724,394              --      110,760,799
Growth Fund II .....................                 --       57,550,603              --       61,839,744
Small Cap Value Fund ...............                 --      239,121,311              --      205,800,545
Small Company Equity Fund ..........                 --      361,348,814              --      385,457,738
International Equity Fund ..........                 --      474,458,573              --      605,325,953
Pan Asia Fund ......................                 --        5,699,450              --        5,344,857

  The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis at October 31, 2001 for each Fund is as follows:


FUND                                       APPRECIATION   (DEPRECIATION)         NET           COST
-----                                      ------------   --------------    ------------   --------------

Asset Allocation Fund ...............      $ 83,296,917    $ (52,101,580)   $ 31,195,337   $ 590,365,250
Equity Income Fund ..................        19,902,607      (24,547,228)     (4,644,621)    299,819,713
Growth and Income Fund ..............       147,083,062      (43,814,266)    103,268,796     642,732,235
Strategic Equity Fund ...............        13,124,528       (9,994,362)      3,130,166     110,421,516
Equity Value Fund ...................        27,886,509      (32,174,260)     (4,287,751)    364,878,282
Large Cap Value Fund ................        50,438,372      (13,236,402)     37,201,970     157,998,180
Equity Growth Fund ..................       297,035,516     (176,935,357)    120,100,159   1,166,729,439
Large Cap Growth Fund ...............        26,630,423      (34,362,405)     (7,731,982)    197,093,392
Growth Fund II ......................        22,536,598      (10,350,942)     12,185,656      87,837,822
Small Cap Value Fund ................        64,894,015      (77,652,687)    (12,758,672)    542,161,660
Small Company Equity Fund ...........        54,342,868      (81,377,765)    (27,034,897)    449,285,720
International Equity Fund ...........        12,167,055     (208,618,295)   (196,451,240)    789,499,623
Pan Asia Fund .......................            21,081         (808,078)       (786,997)      3,816,216


7.   FOREIGN SECURITIES

  Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

NOTES TO FINANCIAL STATEMENTS


8.   LINE OF CREDIT

  Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the Funds and other participating funds at the end of each calendar quarter.

9.   ACQUISITION OF BOSTON 1784 FUNDS

  At a meeting held on January 25, 2000, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Boston 1784 Agreement") providing for the acquisition of the Boston 1784 Funds by the Trust. Pursuant to the Boston 1784 Agreement, (i) all of the assets and liabilities of the Boston 1784 Asset Allocation Fund were transferred to the Galaxy Asset Allocation Fund in exchange for 1,409,047 Trust Shares and 1,429,361 BKB Shares of the Asset Allocation Fund, (ii) all of the assets and liabilities of the Boston 1784 Growth and Income Fund were transferred to the Galaxy Growth and Income Fund in exchange for 22,946,452 Trust Shares and 9,313,418 BKB Shares of the Galaxy Growth and Income Fund, (iii) all of the assets and liabilities of the Boston 1784 Growth Fund were transferred to the Galaxy Growth Fund II in exchange for 9,947,709 Trust Shares and 4,233,708 BKB Shares of the Galaxy Growth Fund II, and (iv) all of the assets and liabilities of the Boston 1784 International Equity Fund were transferred to the Galaxy International Equity Fund in exchange for 16,286,179 Trust Shares and 1,192,870 BKB Shares of the International Equity Fund. In related transactions, the assets and liabilities of the other Boston 1784 Fund portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on June 26, 2000, following the approval of the reorganization by Boston 1784 Fund shareholders. The Galaxy Growth Fund II had nominal assets and liabilities prior to the reorganization and was organized solely to acquire the assets and continue the business, including carrying forward the financial and performance history of the Boston 1784 Growth Fund. Following the reorganization, the Galaxy Growth Fund II changed its fiscal year-end from May 31 to October 31. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation associated with the transaction:




                                                    BEFORE                               AFTER
                                                  ACQUISITION                          ACQUISITION
                                     ----------------------------------------       -----------------
                                           GALAXY              BOSTON 1784               GALAXY
                                      ASSET ALLOCATION      ASSET ALLOCATION        ASSET ALLOCATION
                                            FUND                  FUND                    FUND
                                     ------------------     -----------------       -----------------
Net Assets ........................  $      755,931,805     $      53,087,605       $     809,019,410
Shares Outstanding ................          40,404,245             3,346,019              43,242,653
Net Asset Value, per share ........  $               --     $           15.87       $              --
Trust Net Asset Value, per share ..  $            18.70     $              --       $          18.70
BKB Net Asset Value, per share ....  $               --     $              --       $          18.70
Unrealized Appreciation ...........  $      170,332,794     $      12,053,590       $     182,386,384



                                                    BEFORE                               AFTER
                                                  ACQUISITION                          ACQUISITION
                                     ----------------------------------------       -----------------
                                         GALAXY                BOSTON 1784               GALAXY
                                       GROWTH AND              GROWTH AND              GROWTH AND
                                       INCOME FUND             INCOME FUND             INCOME FUND
                                     ---------------        -----------------       -----------------
Net Assets ........................  $   577,388,692        $     517,738,641       $   1,095,127,333
Shares Outstanding ................       36,051,272               27,450,368              68,311,142
Net Asset Value, per share ........  $            --        $           18.86       $              --
Trust Net Asset Value, per share ..  $         16.05        $              --       $           16.05
BKBNet Asset Value, per share .....  $            --        $              --       $           16.05
Unrealized Appreciation ...........  $   108,988,321        $     212,876,857       $     321,865,178



                                                    BEFORE                               AFTER
                                                  ACQUISITION                          ACQUISITION
                                     ----------------------------------------       -----------------
                                         GALAXY                BOSTON 1784                GALAXY
                                      INTERNATIONAL            INTERNATIONAL            INTERNATIONAL
                                       EQUITY FUND             EQUITY FUND              EQUITY FUND
                                     ---------------        -----------------       -----------------
Net Assets ........................  $   806,349,806        $     394,399,000       $   1,200,748,806
Shares Outstanding ................       35,819,469               32,444,801              53,298,518
Net Asset Value, per share ........  $            --        $           12.16       $              --
Trust Net Asset Value, per share ..  $         22.56        $              --       $           22.56
BKBNet Asset Value, per share .....  $            --        $              --       $           22.56
Unrealized Depreciation ...........  $   165,169,199        $      77,632,671       $     242,801,870


NOTES TO FINANCIAL STATEMENTS


10.  ACQUISITION OF THE PILLAR FUNDS

  At a meeting held on March 1, 2001, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Pillar Agreement") providing for the acquisition of The Pillar Funds by the Trust. Pursuant to the Pillar Agreement, (i) all of the assets and liabilities of the Pillar Balanced Fund were transferred to the Galaxy Asset Allocation Fund in exchange for 389,256 Retail A Shares, 1,384,061 Retail B Shares and 1,077,072 Trust Shares of the Galaxy Asset Allocation Fund, (ii) all of the assets and liabilities of the Pillar Equity Income Fund were transferred to the Galaxy Equity Income Fund in exchange for 733,077 Retail A Shares, 948,149 Retail B Shares and 4,215,665 Trust Shares of the Galaxy Equity Income Fund, (iii) all of the assets and liabilities of the Pillar Equity Value Fund were transferred to the Galaxy Large Cap Value Fund in exchange for 887,677 Retail A Shares, 1,703,345 Retail B Shares and 13,364,789 Trust Shares of the of the Galaxy Large Cap Value Fund,
(iv) all of the assets and liabilities of the Pillar Equity Growth Fund were transferred to the Galaxy Large Cap Growth Fund in exchange for 656,856 Retail A Shares, 3,512,061 Retail B Shares and 21,601,576 Trust Shares of the Galaxy Large Cap Growth Fund, (v) all of the assets and liabilities of the Pillar Mid Cap Fund were transferred to the Galaxy Growth Fund II in exchange for 763,737 Trust Shares of the Galaxy Growth Fund II, and (vi) all of the assets and liabilities of the Pillar International Equity Fund were transferred to the Galaxy International Equity Fund in exchange for 44,686 Retail A Shares, 1,816,673 Retail B Shares and 176,305 Trust Shares of the Galaxy International Equity Fund. In related transactions, the assets and liabilities of the other Pillar Fund portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 27, 2001, following the approval of the reorganization by Pillar Fund shareholders. The Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund had nominal assets and liabilities prior to the reorganization and were organized solely to acquire the assets and continue the business, including carrying forward the financial and performance history, of the Pillar Equity Value Fund and Pillar Equity Growth Fund, respectively. Following the reorganization, the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund changed their fiscal year-ends from December 31 to October 31. The following is a summary of the Net Assets, Shares Outstanding and Net Asset Value per share and Unrealized Appreciation (Depreciation) associated with the transaction:



                                                    BEFORE                               AFTER
                                                  ACQUISITION                          ACQUISITION
                                     ----------------------------------------       -----------------
                                           GALAXY                PILLAR                  GALAXY
                                      ASSET ALLOCATION          BALANCED            ASSET ALLOCATION
                                           FUND                  FUND                     FUND
                                     ------------------     -----------------       -----------------
Net Assets ........................  $      634,352,052     $      44,468,412       $     678,820,464
Shares Outstanding ................          40,632,497             3,730,745              43,482,886
Retail A/Class A Net Asset Value,
   per share ......................  $            15.62  $              11.96       $           15.62
Retail B/Class B Net Asset Value,
   per share ......................  $            15.58  $              11.95       $           15.61
Trust/Class I Net Asset Value,
   per share ......................  $            15.61  $              11.89       $           15.61
Unrealized Appreciation ...........  $       37,679,167     $       6,132,274       $      43,811,441



                                                    BEFORE                               AFTER
                                                  ACQUISITION                         ACQUISITION
                                     ----------------------------------------       -----------------
                                           GALAXY                PILLAR                  GALAXY
                                       EQUITY INCOME         EQUITY INCOME            EQUITY INCOME
                                            FUND                  FUND                    FUND
                                     ------------------     -----------------       -----------------
Net Assets ........................  $      247,184,933     $      82,808,091       $     329,993,024
Shares Outstanding ................          17,567,619             6,171,704              23,464,510
Retail A/Class A Net Asset Value,
   per share ......................  $            14.06     $           13.45       $           14.06
Retail B/Class B Net Asset Value,
   per share ......................  $            14.09     $           13.42       $           14.09
Trust/Class I Net Asset Value,
   per share ......................  $            13.80     $           13.38       $           13.80
Unrealized Appreciation ...........  $        7,813,228     $      25,624,703       $      33,437,931


NOTES TO FINANCIAL STATEMENTS


                                                    BEFORE                               AFTER
                                                  ACQUISITION                          ACQUISITION
                                     ----------------------------------------       -----------------
                                          GALAXY                 PILLAR                  GALAXY
                                          GROWTH                 MID CAP                 GROWTH
                                          FUND II                 FUND                   FUND II
                                     ------------------     -----------------       -----------------
Net Assets ........................  $      106,506,748     $       7,302,648       $     113,809,396
Shares Outstanding ................          11,162,530               814,595              11,926,267
Trust /Class I Net Asset Value,
   per share ......................  $             9.56     $            8.97       $            9.56
Unrealized Appreciation ...........  $        5,643,855     $         879,811       $       6,523,666



                                                    BEFORE                               AFTER
                                                  ACQUISITION                          ACQUISITION
                                     ----------------------------------------       -----------------
                                          GALAXY                 PILLAR                  GALAXY
                                       INTERNATIONAL          INTERNATIONAL           INTERNATIONAL
                                        EQUITY FUND            EQUITY FUND             EQUITY FUND
                                     ------------------     -----------------       -----------------
Net Assets ........................  $      675,865,645     $      26,104,525       $     701,970,170
Shares Outstanding ................          52,736,904             2,763,496              54,774,568
Retail A/Class A Net Asset Value,
   per share ......................  $            12.63     $            9.43       $           12.63
Retail B/Class B Net Asset Value,
   per share ......................  $            12.52     $            9.20       $           12.52
Trust /Class I Net Asset Value,
   per share ......................  $            12.85     $            9.48       $           12.85
Unrealized (Depreciation) .........  $     (173,325,940)    $      (3,523,990)      $    (176,849,930)



11.  CAPITAL LOSS CARRYFORWARDS

  At October 31, 2001, the following Funds had capital loss carryforwards:

FUND                                AMOUNT      EXPIRATION
----                                ------      ----------
Asset Allocation Fund .......   $    104,449         2007
                                     486,552         2008
Large Cap Value Fund ........      2,141,132         2009
Equity Growth Fund ..........     41,527,758         2009
Large Cap Growth Fund .......     23,163,665         2009
Growth Fund II ..............      2,971,232         2009
Small Company Equity ........      7,869,522         2009
International Equity Fund ...      4,901,661         2008
                                 104,830,434        2009
Pan Asia                             810,732         2009

  The availability of a portion of these capital loss carryforwards ($851,596 with respect to the Asset Allocation Fund and $4,901,661 with respect to the International Equity Fund), which were acquired on August 20, 2001 in connection with The Pillar Funds reorganization, may be limited in a given year.

12.  RECLASSIFICATION OF ACCOUNTS

  During the year ended October 31, 2001, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to capital loss carryforwards from The Pillar Funds, differences in the treatment of net operating losses, use of tax equalization, real estate investment trust adjustments, foreign currency transactions and certain differences in the compu tation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                            UNDISTRIBUTED
                                          (OVERDISTRIBUTED)  ACCUMULATED
                                           NET INVESTMENT    NET REALIZED
FUND                       PAID-IN CAPITAL     INCOME        GAIN (LOSS)
----                       ---------------     ------        -----------
Asset Allocation Fund ....   $2,837,664     $(1,341,524)     $(1,496,140)
Equity Income Fund .......    1,294,991        (137,697)      (1,157,294)
Growth and
Income Fund ..............   13,883,492         206,130      (14,089,622)
Strategic Equity Fund ....      184,208           3,461         (187,669)
Equity Value Fund ........      760,387         280,449       (1,040,836)
Large Cap Value Fund .....         (838)            836                2
Equity Growth Fund .......   (1,390,508)      1,388,661            1,847
Large Cap Growth Fund ....     (589,119)        587,807            1,312
Growth Fund II ...........     (579,754)        580,061             (307)
Small Cap Value Fund .....    6,032,510         (19,016)      (6,013,494)
Small Company ............
Equity Fund ..............   (3,164,409)      3,138,768           25,641
International Equity Fund     5,049,898       8,057,889      (13,107,787)
Pan Asia Fund ............      (93,342)             --           93,342


13.   TAX INFORMATION (UNAUDITED)

  During the fiscal year ended October 31, 2001, the Funds earned income from direct obligations of the U.S. Government as follows:

                                  U.S. GOVERNMENT
FUND                                  INCOME
----                                  ------
Asset Allocation Fund ..........      15.89%
Equity Income Fund .............       0.01%
Large Cap Growth Fund ..........       1.48%

NOTES TO FINANCIAL STATEMENTS


  Appropriate tax information detailing U.S. Government income percentages on a calendar year basis will accompany each shareholder's year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

  During the fiscal year ended October 31, 2001, the following Funds made distributions from long-term capital gains:

                                       LONG-TERM
FUND                                  GAINS PAID
----                                  ----------
Asset Allocation Fund .........      $ 31,662,554
Equity Income Fund ............        41,019,886
Growth and Income Fund ........        97,996,272
Strategic Equity Fund .........         3,794,345
Equity Value Fund .............        38,142,694
Equity Growth Fund ............       217,923,248
Growth Fund II ................        13,249,779
Small Cap Value Fund ..........        44,403,403
Small Company Equity Fund .....        83,869,391
International Equity Fund .....       106,025,126


14.  SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

  A Special Meeting of Shareholders of each Fund (except the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund) was held on June 15, 2001, as reconvened on June 22, 2001, July 20, 2001, August 17, 2001, September 7, 2001 and September 26, 2001, at which shareholders voted on the proposals described below. The following were the results of the vote:


A.   PROPOSALS APPROVED BY SHAREHOLDERS

  The following proposals were approved by shareholders:

1. To approve proposed changes to the following fundamental investment limitations:

  Asset Allocation Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) borrowing, pledging
   and issuance of
   senior securities ...  19,571,808.562    919,182.352       2,569,639.380
b) issuer
   concentration .......  19,574,928.537    916,062.377       2,569,639.380
c) industry
   concentration .......  19,574,111.074    916,879.840       2,569,639.380
d) lending .............  19,567,435.574    923,555.340       2,569,639.380
e) underwriting
   of securities .......  19,575,441.267    915,549.647       2,569,639.380
f) real estate
   transactions ........  19,568,097.161    922,893.753       2,569,639.380
g) commodity
   transactions ........  19,571,992.300    918,998.614       2,569,639.380



  Equity Income Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) borrowing, pledging
   and issuance of
   senior securities ...   9,558,176.493    189,961.733         677,942.214
b) issuer
   concentration .......   9,557,467.515    190,670.711         677,942.214
c) industry
   concentration .......   9,557,840.998    190,297.228         677,942.214
d) lending .............   9,558,207.824    189,930.402         677,942.214
e) underwriting
   of securities .......   9,558,810.674    189,327.552         677,942.214
f) real estate
   transactions ........   9,559,069.079    189,069.147         677,942.214
g) commodity
   transactions ........   9,553,153.364    194,984.862         677,942.214

  Growth and Income Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) borrowing, pledging
   and issuance of
   senior securities ...  29,937,827.506    872,265.772       2,226,582.307
b) issuer
   concentration .......  29,947,497.893    862,595.385       2,226,582.307
c) industry
   concentration .......  29,939,375.764    870,717.514       2,226,582.307
d) lending .............  29,937,013.653    873,079.625       2,226,582.307
e) underwriting
   of securities .......  29,939,189.742    870,903.536       2,226,582.307
f) real estate
   transactions ........  29,946,073.423    864,019.855       2,226,582.307
g) commodity
   transactions ........  29,937,854.703    872,238.575       2,226,582.307


  Strategic Equity Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) borrowing, pledging
   and issuance of
   senior securities ...   9,904,229.526     16,016.712          51,061.974
b) issuer
   concentration .......   9,904,229.526     16,016.712          51,061.974
c) industry
   concentration .......   9,904,229.526     16,016.712          51,061.974
d) lending .............   9,904,229.526     16,016.712          51,061.974
e) underwriting
   of securities .......   9,904,001.049     16,245.189          51,061.974
f) real estate
   transactions ........   9,904,001.049     16,245.189          51,061.974
g) commodity
   transactions ........   9,904,001.049     16,245.189          51,061.974

NOTES TO FINANCIAL STATEMENTS

   Equity Value Fund
                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------

a) borrowing, pledging
   and issuance of
   senior securities ...  13,129,014.631    512,914.688         969,350.132
b) issuer
   concentration .......  13,150,029.758    491,899.561         969,350.132
c) industry
   concentration .......  13,133,875.716    508,053.603         969,350.132
d) lending .............  13,140,991.421    500,937.898         969,350.132
e) underwriting
   of securities .......  13,149,984.053    491,945.266         969,350.132
f) real estate
   transactions ........  13,148,739.019    493,190.300         969,350.132
g) commodity
   transactions ........  13,144,793.367    497,135.952         969,350.132


   Equity Growth Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) borrowing, pledging
   and issuance of
   senior securities ...  31,119,225.190  1,823,782.257       1,230,920.450
b) issuer
   concentration .......  31,125,653.464  1,817,353.983       1,230,920.450
c) industry
   concentration .......  31,122,243.888  1,820,763.559       1,230,920.450
d) lending .............  31,118,433.650  1,824,995.850       1,230,498.397
e) underwriting
   of securities .......  32,385,693.345    557,431.781       1,230,802.771
f) real estate
   transactions ........  31,123,994.598  1,819,130.528       1,230,802.771
g) commodity
   transactions ........  31,122,658.606  1,820,466.520       1,230,802.771


   Growth Fund II

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) borrowing, pledging
   and issuance of
   senior securities ...   7,116,309.061    104,807.853         142,799.306
b) issuer
   concentration .......   7,116,309.061    104,807.853         142,799.306
c) industry
   concentration .......   7,116,309.061    104,807.853         142,799.306
d) lending .............   7,116,309.061    104,807.853         142,799.306
e) underwriting
   of securities .......   7,116,309.061    104,807.853         142,799.306
f) real estate
   transactions ........   7,116,585.210    104,531.704         142,799.306
g) commodity
   transactions ........   7,116,585.210    104,531.704         142,799.306



  Small Cap Value Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) borrowing, pledging
   and issuance of
   senior securities ...  19,559,146.574    124,407.805         258,666.086
b) issuer
   concentration .......  19,557,383.251    126,171.128         258,666.086
c) industry
   concentration .......  19,557,237.720    126,316.659         258,666.086
d) lending .............  19,559,511.953    124,042.426         258,666.086
e) underwriting
   of securities .......  19,561,445.991    122,108.388         258,666.086
f) real estate
   transactions ........  19,560,898.652    122,655.727         258,666.086
g) commodity
   transactions ........   19,560,573.87   2 122,980.507        258,666.086


   Small Company Equity Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) borrowing, pledging
   and issuance of
   senior securities ...  13,343,481.407    771,652.245         337,881.241
b) issuer
   concentration .......  13,351,377.224    763,756.428         337,881.241
c) industry
   concentration .......  13,346,783.155    768,350.497         337,881.241
d) lending .............  13,348,380.249    766,753.403         337,881.241
e) underwriting
   of securities .......  13,929,457.419    185,676.233         337,881.241
f) real estate
   transactions ........  13,352,670.161    762,463.491         337,881.241
g) commodity
   transactions ........  13,349,578.413    765,555.239         337,881.241


   International Equity Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) borrowing, pledging
   and issuance of
   senior securities ...  41,052,426.550    182,355.515         664,919.413
b) issuer
   concentration .......  41,057,574.938    177,207.127         664,919.413
c) industry
   concentration .......  41,054,048.606    180,733.459         664,919.413
d) lending .............  41,057,615.280    177,166.785         664,919.413
e) underwriting
   of securities .......  41,075,863.664    158,918.401         664,919.413
f) real estate
   transactions ........  41,057,775.587    177,006.478         664,919.413
g) commodity
   transactions ........  41,057,332.365    177,449.700         664,919.413

NOTES TO FINANCIAL STATEMENTS

   Pan Asia Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) borrowing, pledging
   and issuance of
   senior securities ...     461,392.149              0                   0
b) issuer
   concentration .......     461,392.149              0                   0
c) industry
   concentration .......     461,392.149              0                   0
d) lending .............     461,392.149              0                   0
e) underwriting
   of securities .......     461,392.149              0                   0
f) real estate
   transactions ........     461,392.149              0                   0
g) commodity
   transactions ........     461,392.149              0                   0

2. To approve proposed changes to the following fundamental investment limitations, including a change to make all such limitations non-fundamental:


   Asset Allocation Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) illiquid securities .  19,519,421.024    967,920.825       2,573,288.445
b) purchasing securities
   on margin, short
   sales and short
   positions ...........  19,514,114.620    973,227.229       2,573,288.445
c) put, call, straddle
   and spread
   transactions ........  19,694,179.844    793,162.005       2,573,288.445
d) investing in
   companies for the
   purpose of exercising
   management
   or control ..........  19,516,796.467    970,545.382       2,573,288.445
e) purchasing securities
   of other investment
   companies ...........  19,491.330.137    996,011.712       2,573,288.445


   Equity Income Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) illiquid securities .   9,551,673.322    202,810.451         671,596.667
b) purchasing securities
   on margin, short
   sales and short
   positions ...........   9,543,387.208    211,096.565         671,596.667
c) put, call, straddle
   and spread
   transactions ........   9,548,736.596    205,747.177         671,596.667
d) investing in
   companies for the
   purpose of exercising
   management
   or control ..........   9,548,991.220    205,492.553         671,596.667
e) purchasing securities
   of other investment
   companies ...........   9,551,944.040    202,539.733         671,596.667


   Growth and Income Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) purchasing securities
   on margin, short
   sales and short
   positions ...........  29,910,768.923    880,919.484       2,244,987.178

  Strategic Equity Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) illiquid securities .   9,902,004.828     16,389.146          52,914.238
b) purchasing securities
   on margin, short
   sales and short
   positions ...........   9,902,004.828     16,389.146          52,914.238
c) put, call, straddle
   and spread
   transactions ........   9,901,763.519     16,630.455          52,914.238
d) investing in
   companies for the
   purpose of exercising
   management
   or control ..........   9,902,233.305     16,160.669          52,914.238
e) purchasing securities
   of other investment
   companies ...........   9,902,233.305     16,160.669          52,914.238

   Equity Value Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) illiquid securities .  13,131,264.615    529,805.429         950,209.407
b) purchasing securities
   on margin, short
   sales and short
   positions ...........  13,129,140.359    531,929.685         950,209.407
c) put, call, straddle
   and spread
   transactions ........  13,116,325.226    544,744.818         950,209.407
d) investing in
   companies for the
   purpose of exercising
   management
   or control ..........  13,125,098.639    535,971.405         950,209.407
e) purchasing securities
   of other investment
   companies ...........  13,117,610.367    543,459.677         950,209.407


   Equity Growth Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) illiquid securities .  31,101,784.284  1,797,940.635       1,274,202.978
b) purchasing securities
   on margin, short
   sales and short
   positions ...........  31,095,444.276  1,804,280.643       1,274,202.978
c) put, call, straddle
   and spread
   transactions ........  31,097,010.564  1,802,714.355       1,274,202.978
d) investing in
   companies for the
   purpose of exercising
   management
   or control ..........  31,091,857.791  1,807,867.128       1,274,202.978
e) purchasing securities
   of other investment
   companies ...........  31,097,543.675  1,802,181.244       1,274,202.978


   Growth Fund II

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) purchasing securities
   on margin, short
   sales and short
   positions ...........   7,111,697.764    111,530.212         140,688.244
b) put, call, straddle
   and spread
   transactions ........   7,111,697.764    111,530.212         140,688.244
c) investing in
   companies for the
   purpose of exercising
   management
   or control ..........   7,111,697.764    111,530.212         140,688.244
d) purchasing securities
   of other investment
   companies ...........   7,111,697.764    111,530.212         140,688.244



   Small Cap Value Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) purchasing securities
   on margin, short
   sales and short
   positions ...........  19,564,107.655    113,292.329         264,820.481


   Small Company Equity Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) illiquid securities .  12,501,415.044   ,589,157.374         362,442.475
b) purchasing securities
   on margin, short sales
   and short
   positions ...........  12,498,624.165  1,591,948.253         362,442.475
c) put, call, straddle
   and spread
   transactions ........  12,495,050.892  1,595,521.526         362,442.475
d) investing in
   companies for the
   purpose of exercising
   management
   or control ..........  12,500,495.229  1,590,077.189         362,442.475
e) purchasing securities
   of other investment
   companies ...........  12,496,910.371  1,593,662.047         362,442.475


   International Equity Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) illiquid securities .  41,053,769.074    182,304.773         663,627.631
b) purchasing securities
   on margin, short
   sales and short
   positions ...........  41,052,292.339    183,781.508         663,627.631
c) put, call, straddle
   and spread
   transactions ........  41,050,142.955    185,930.892         663,627.631
d) investing in
   companies for the
   purpose of exercising
   management
   or control ..........  41,051,020.241    185,053.606         663,627.631
e) purchasing securities
   of other investment
   companies ...........  41,051,405.173    184,668.674         663,627.631

NOTES TO FINANCIAL STATEMENTS

   Pan Asia Fund

                               FOR            AGAINST            ABSTAIN
                          --------------    -----------       -------------
a) illiquid securities .     461,159.591        232.558                   0
b) purchasing securities
   on margin, short
   sales and short
   positions ...........     461,159.591        232.558                   0
c) put, call, straddle
   and spread
   transactions ........     461,159.591        232.558                   0
d) investing in
   companies for the
   purpose of exercising
   management
   or control ..........     461,159.591        232.558                   0
e) purchasing securities
   of other investment
   companies ...........     461,159.591        232.558                   0


B.   PROPOSALS NOT APPROVED BY SHAREHOLDERS

  The following proposal was not approved (i) by shareholders of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Small Cap Value Fund, Small Company Equity Fund, and International Equity Fund due to failure to achieve a quorum, or (ii) by shareholders of Growth Fund II because sufficient affirmative votes were not received pursuant to the requirements of the Investment Company Act of 1940:

1. To approve a new Distribution Plan with respect to Retail A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

       FUND                    FOR            AGAINST            ABSTAIN
--------------               -----------    -----------       -------------
Asset Allocation Fund ..   7,481,554.149    477,582.644       1,353,604.115
Equity Income Fund .....   4,510,329.082    290,974.902         827,920.038
Growth and Income
   Fund ................   4,858,703.197    329,920.505         854,593.966
Strategic Equity Fund ..     226,983.161     20,551.805          73,556.039
Equity Value Fund ......   5,183,628.063    447,808.316         829,365.530
Equity Growth Fund .....   6,281,644.574    501,623.965       1,015,315.284
Growth Fund II .........      88,307.621     43,522.972           3,230.347
Small Cap Value Fund ...   1,879,106.556    141,844.059         309,151.031
Small Company Equity
   Fund ................   2,843,651.852    201,757.244         255,198.111
International Equity
   Fund ................   1,630,131.378    178,975.042         269,526.237

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Large Cap Value Fund (formerly, Pillar Equity Value Fund), Galaxy Equity Growth Fund, Galaxy Large Cap Growth Fund (formerly, Pillar Equity Growth Fund), Galaxy Growth Fund II, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy International Equity Fund and Galaxy Pan Asia Fund (thirteen of the portfolios constituting The Galaxy Fund) (collectively, the "Funds") as of October 31, 2001, and for the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund, the related statements of operations, the statements of changes in net assets and the financial highlights for the period from January 1, 2001 to October 31, 2001, for the Galaxy Growth Fund II and Galaxy Pan Asia Fund, the related statements of operations for the year ended October 31, 2001, the statements of changes in net assets and the financial highlights for the year ended October 31, 2001 and for the indicated periods ending October 31, 2000, and for the remaining Funds, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years ended October 31, 1998 for the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund and Galaxy International Equity Fund were audited by other auditors whose report, dated December 23, 1998, expressed an unqualified opinion on those financial highlights. The statement of changes in net assets for the year ended May 31, 2000 and the financial highlights for each of the four years in the period then ended for the Galaxy Growth Fund II were audited by other auditors whose report dated July 17, 2000 expressed an unqualified opinion on those statements and financial highlights. The statements of operations for the year ended December 31, 2000, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund were audited by other auditors whose report, dated February 15, 2001, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Large Cap Value Fund, Galaxy Equity Growth Fund, Galaxy Large Cap Growth Fund, Galaxy Growth Fund II, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy International Equity Fund, and Galaxy Pan Asia Fund portfolios of The Galaxy Fund at October 31, 2001, the results of their operations, changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.



                                                           /S/ ERNST & YOUNG LLP





Boston, Massachusetts
December 11, 2001


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[Graphic Omitted - Galaxy Funds Logo]
4400 Computer Drive
P.O. Box 5108
Westborough, MA 01581-5108


   PRESORTED
   STANDARD
   POSTAGE PAID
   PERMIT NO. 105
   NORTH READING, MA

AEQU (01/01/02)